                                 MET INVESTORS
                                 SERIES TRUST

                     J.P. Morgan Small Cap Stock Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     J.P. Morgan Enhanced Index Portfolio
                  J.P. Morgan International Equity Portfolio
                     Lord Abbett Bond Debenture Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                    Lord Abbett Developing Growth Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                     Lord Abbett Growth & Income Portfolio
                       Janus Aggressive Growth Portfolio
                         MFS Mid Cap Growth Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                          PIMCO Innovation Portfolio
                         Met/Putnam Research Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Met/AIM Mid Cap Core Equity Portfolio
          State Street Research Concentrated International Portfolio
                    Third Avenue Small Cap Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2002

--------------------------------------------------------------------------------

July 25, 2002

Letter from the President

Semi-Annual Report June 30, 2002 - Continued Volatility and Uncertainty
We entered 2002 fairly optimistic that the financial markets would begin a slow recovery. Unfortunately, the volatility and uncertainty that characterized the past two years was raised to a new level as a result of disappointing corporate earnings and numerous accounting scandals. Fear gripped everyone from the novice investor to the most seasoned investment professionals.

The S&P 500 Index, which represents the broad equity market, was down 13.16% for the first half of 2002. The bond market improved as interest rates remained low after last year's Fed easing.

As long-term investors we expect the markets to fluctuate. While the current environment may cause anxiety, it is important to stay the course of your investment plan. Your financial advisor can provide you with advice to help satisfy your investment needs.

Thank you for your continued confidence.

Sincerely,


/s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio              For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Small cap stocks outperformed their large cap counterparts by a significant margin in the first quarter of 2002. The improving economic environment formed the backdrop for mixed earnings reports, accounting worries, and robust consumer results in the retail and housing markets. Though Alan Greenspan testified that the recession is over and a recovery is well under way, investors have remained cautious as tensions in the Middle East have escalated, and earnings season approaches. For the quarter, the Russell 2000 Index/1/ had a 3.99% return, while the S&P 500 Index/2/ was up 0.28%. The Russell 2000 Value Index/3/ posted gains of 9.58%, beating the Russell 2000 Growth Index/4/, which posted a -1.96% return.

The Portfolio underperformed its benchmark, the Russell 2000 Index, for the first quarter of 2002. Gains from stock picks in the consumer staples, systems hardware, and capital markets sectors were offset by losses due to selection in the industrial cyclical, software & services, and basic materials sectors. Weightings in systems hardware and basic materials offset losses from weightings in retail and pharmaceuticals.

Any positive ground gained in the small-cap market during the first quarter was lost in the second quarter. The Russell 2000 Index was down 8.35% for the second quarter. Economic conditions continued to improve, but this had relatively little impact as investors focused on near-term company-specific issues. Performance was extremely volatile during the quarter swinging from highs for the year to lows last seen in September of 2001.

The Portfolio underperformed its benchmark for the second quarter. Although there were gains from stock selection in the health services & systems sector, there were larger losses from stock selection in the consumer cyclical, finance, and systems hardware sectors. An overweight to the pharmaceutical sector accounted for most of the loss from sector weightings.

As corporate cost reductions and a declining dollar continue to improve profit margins, firms should slowly begin to increase their hiring and investment plans during the year. Consumer spending should rise moderately as a result of stimulative financial conditions maintained by the Fed through year-end. However, investors' concerns remain focused on the possibility of a double-dip recession, continued news of corporate misconduct and geopolitical risks around the globe. This environment should present opportunities for our approach of capturing relative value within sectors as investors lengthen their investment horizon and focus on the prospects of a more normal environment.

Marian U. Pardo
Steven J. Rich
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 6/30/02

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     City National Corp.           1.41%
                     --------------------------------------
                     Flowserve Corp.               1.35%
                     --------------------------------------
                     Crown Cork & Seal Co., Inc.   1.25%
                     --------------------------------------
                     Spinnaker Exploration Co.     1.12%
                     --------------------------------------
                     Atmos Energy Corp.            1.03%
                     --------------------------------------
                     Valmont Industries, Inc.      0.99%
                     --------------------------------------
                     Protective Life Corp.         0.99%
                     --------------------------------------
                     Yankee Candle Co., Inc.       0.97%
                     --------------------------------------
                     Sierra Pacific Resources      0.96%
                     --------------------------------------
                     AFC Enterprises, Inc.         0.94%
                     --------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Communications                   4.0%
Energy                           6.0%
Industrial                      16.2%
Cyclical                        17.2%
Financial                       23.2%
Non-Cyclical                    18.7%
Basic Materials                  6.4%
Technology                       5.9%
Utility                          2.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio              For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Small Cap Stock Portfolio, managed by
      J.P. Morgan Investment Management, Inc., vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


            Russell 2000       J.P. Morgan Small
               Index          Cap Stock Portfolio
             ---------       ---------------------
 5/96         $10,000            $10,000
 6/96           9,978              9,977
 9/96          10,012             10,149
12/96          10,533             10,859
 3/97           9,988             10,083
 6/97          11,607             11,623
 9/97          13,334             13,363
12/97          12,888             13,128
 3/98          14,184             14,730
 6/98          13,523             13,746
 9/98          10,798             10,791
12/98          12,559             12,419
 3/99          11,877             11,828
 6/99          13,724             13,165
 9/99          12,857             13,285
12/99          15,229             17,953
 3/00          16,307             19,471
 6/00          15,691             18,097
 9/00          15,865             18,484
12/00          14,769             16,058
 3/01          13,809             13,599
 6/01          15,781             15,845
 9/01          12,500             12,201
12/01          15,135             14,706
 3/02          15,739             15,232
 6/02          14,424             13,654


    --------------------------------------------------------------------------
                                             Average Annual Return/5/
                                          (for the period ended 6/30/02)
    --------------------------------------------------------------------------
                                      1 Year  3 Year 5 Year Since Inception/6/
    --------------------------------------------------------------------------
    J.P. Morgan Small Cap
 -- Stock Portfolio--Class A          -13.83%  1.22%  3.27%       5.18%
             Class B                  -14.00%    --     --        2.07%
    --------------------------------------------------------------------------
- - Russell 2000 Index/1/              -8.59%  1.67%  4.44%       6.12%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


The first quarter of 2002 was characterized by clear signs of recovery in the U.S. economy, rising interest rates and broad outperformance of the higher yielding spread sectors, in spite of exceptional volatility in certain corporate credits. A clear turn in the inventory cycle drove a strong recovery in manufacturing output in spite of halting final demand growth. The repair of stretched corporate balance sheets continues and corporate profits increased by $57 billion reflecting the benefit of labor shedding and capital spending cuts. Consumer confidence reports rebounded strongly, moving to the highest levels seen since August of 2001.

Questions of corporate governance, accounting fraud and credit downgrades dominated the markets in the second quarter of 2002, with revelations of revenue overstatement by WorldCom being the most prominent story. Combined with continued U.S. dollar weakness and an already shell-shocked investor base, market reaction was severe. The sharp decline in the equity markets and the melt down of many corporate credits during the quarter raised some concerns that the U.S. economic expansion might be at risk. It is important to recognize the likelihood that financial market reactions were likely disproportionate to the actual news on the fundamental economy. While there were signs during the quarter of a moderation in the pace of retail spending, auto sales and employment growth, this was not surprising, given the impact of continued corporate retrenchment on consumer incomes and confidence. Offsetting this dampening effect, however, was the continued support of very low interest rates from an accommodative Federal Reserve.

Portfolio Review
During the first quarter of 2002 we maintained a long duration position concentrated in very short maturity Eurodollar and fed funds futures contracts. With the Fed clearly on hold over the next few months, this position is primarily for insurance against another unexpected shock such as a terrorist attack.

We also actively took advantage of opportunities to tactically manage exposure along the yield curve. Toward the end of the quarter with the precipitous rise in interest rates, particularly in the 2-year sector of the yield curve, we initiated a tactical long position in most portfolios. Our view is that yield levels in this maturity are inconsistent with the expected path of Fed policy and will likely correct in the near term.

Throughout the second quarter of 2002 we reduced our sector risk exposures. In investment grade corporates we continued to diversify our holdings, moderating our exposure to event risk. It is these efforts that caused the impact of WorldCom to be as modest as it was in our portfolios. The paring back in credit positions over the last few quarters resulted in corporate sector exposures in most portfolios that are underweight on a market value basis and about neutral on a weighted duration basis, a net plus to performance.

We reduced our positions in the high-yield sector. While we continue to believe that we are in a cyclical economic recovery and that corporate profit margin and balance sheet repair will lead over time to improved credit quality; the process is more protracted and fraught with more unpredictable event and liquidity risk than we originally anticipated. As a result, we have done a bottom-up review of all holdings and shed those that have a riskier outlook. We have maintained our emerging markets debt holdings, believing that this sector is oversold and that there is significant recovery potential from current levels. We held no positions in the hedged non-$US sector during the quarter.

At the end of the period, we held a tactical long duration position primarily as a hedge against sharply lower rates caused by further volatility in the equity markets. As equity markets stabilize, we will likely move closer to a neutral position. Longer term, we believe that the unfolding of the cyclical economic recovery will cause rates to drift higher as we move through the remainder of 2002, with the Fed eventually removing some of the stimulus they have provided, likely starting in early 2003.

We will continue to actively manage our credit sector exposures, particularly limiting exposure to event risk in both our investment grade and below investment grade holdings. We will likely maintain a modest overweight to the residential mortgage market unless the persistence of lower interest rates increases the risk of a resumption of another wave of refinancings. We will maintain our overweight to the ABS and CMBS sectors given their high quality and yield advantage.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        U.S. Treasury Note (4.375%, 5/15/07)                   12.22%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.50%, 1/1/32)        8.18%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 12/1/31)       7.94%
        ---------------------------------------------------------------
        Government National Mortgage Assoc. (6.50%, TBA)        5.74%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (7.00%, 8/1/31)        3.90%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 12/1/16)       3.45%
        ---------------------------------------------------------------
        U.S. Treasury Bond (6.125%, 11/15/27)                   3.25%
        ---------------------------------------------------------------
        Credit Suisse First Boston Mortgage Securities Corp.
         (7.29%, 9/15/41)                                       2.39%
        ---------------------------------------------------------------
        Daimler Chrysler Auto Trust (6.16%, 1/8/06)             2.22%
        ---------------------------------------------------------------
        Morgan Stanley Dean Witter Capital I                    2.07%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/02

                                    [CHART]

U.S. Agency and Corporate
  Mortgage Backed                       49.7%
Corporate Investment                    16.6%
Asset Backed Securities                  6.4%
U.S. Treasury                           21.8%
Foreign Market Debt                      3.5%
Corporate Investment High Yield          2.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Quality Bond Portfolio, managed by
          J.P. Morgan Investment Management, Inc., vs. BIG Index/1 /
                           Growth Based on $10,000+

                                    [CHART]

                 Salomon Brothers        J.P. Morgan
                 Broad Investment       Quality Bond
               Grade Bond Index /1/       Portfolio
               --------------------       ---------
 5/96                $10,000               $10,000
 6/96                 10,122                10,096
 9/96                 10,311                10,270
12/96                 10,623                10,567
 3/97                 10,567                10,504
 6/97                 10,948                10,862
 9/97                 11,312                11,208
12/97                 11,646                11,524
 3/98                 11,834                11,724
 6/98                 12,107                12,001
 9/98                 12,609                12,500
12/98                 12,661                12,489
 3/99                 12,603                12,409
 6/99                 12,486                12,228
 9/99                 12,576                12,296
12/99                 12,555                12,296
 3/00                 12,830                12,561
 6/00                 13,049                12,745
 9/00                 13,447                13,100
12/00                 14,011                13,700
 3/01                 14,443                14,117
 6/01                 14,517                14,162
 9/01                 15,202                14,625
12/01                 15,205                14,664
 3/02                 15,215                14,715
 6/02                 15,751                15,114


    ------------------------------------------------------------------------
                                            Average Annual Return/2/
                                         (for the period ended 6/30/02)
                                     1 Year 3 Year 5 Year Since Inception/3/
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
    J.P. Morgan Quality
 -- Bond Portfolio--Class A           6.72%  7.32%  6.83%       6.93%
             Class B                  6.35%    --     --        5.42%
    ------------------------------------------------------------------------
- - Salomon Brothers Broad
    Investment Grade Bond
    Index/1/                          8.50%  8.05%  7.55%       7.65%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



In early 2002, economic indicators showed signs of strength. Consumers continued to spend often enticed by discounts and incentives. Inflation pressures remained benign, and the Federal Reserve left interest rates unchanged at 1.75%. Thanks to those low rates, the housing market thrived. Refinancing placed more money in consumers' pockets and retail sales exhibited strength.

Lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. Corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects with little visibility. As the haze surrounding corporate America's disclosure lifts and the corporate profit outlook improves, the equity markets are poised for a recovery.

Performance
The Portfolio underperformed its benchmark, the S&P 500 Index, for the 6-month period ending June 30, 2002.

Positive and negative factors that impacted the Portfolio & sectors/securities performance
Stock selection within Network Technology, Utilities, and Consumer Staples positively impacted the Portfolio's performance. An underweight position in Nortel coupled with an overweight holding in Entergy and Coca-Cola added value. Within Industrial Cyclicals, Services and Energy, stock holdings negatively impacted the portfolio. Overweight positions in Tyco, Gemstar-TV Guide and Dynegy detracted from returns. Tyco experienced investor concerns on a variety of fronts. An SEC investigation of off balance sheet financing buffeted Dynegy. Gemstar received an unfavorable ruling from the ITC and some management turnover earlier in the year.

Outlook
We remain confident that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain very low. In our view, the recovery is playing out roughly as expected. The corporate sector is still retrenching and has become very cautious in its hiring and capital spending. This downsizing is generating a depressing effect on consumer income and, to a lesser extent, confidence. However, these factors are offset by low interest rates, which continue to support consumer spending. Furthermore, the gradual shift from rapid inventory liquidation to moderate inventory accumulation is providing a mild tailwind to production and income growth. On balance, therefore, we expect the economic expansion to gather force once the corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one, which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed tightening to November, with the increased possibility that they remain on hold until early next year. Therefore, in our view, it is still too early to aggressively position for higher rates. The fixed income markets are likely to be volatile, trading off of stock market performance and corporate headlines. We will retain a neutral approach to the markets for the time being.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Citigroup, Inc.                         3.99%
                ------------------------------------------------
                Microsoft Corp.                         3.37%
                ------------------------------------------------
                General Electric Co.                    2.74%
                ------------------------------------------------
                Exxon Mobil Corp.                       2.74%
                ------------------------------------------------
                Cigna Corp.                             2.53%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.31%
                ------------------------------------------------
                Tyco International, Ltd.                2.21%
                ------------------------------------------------
                Federal National Mortgage Association   2.18%
                ------------------------------------------------
                Pfizer, Inc.                            2.07%
                ------------------------------------------------
                Proctor & Gamble Co.                    2.07%
                ------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Industrial                      12.9%
Non-Cyclical                    20.5%
Cyclical                        12.2%
Financial                       20.7%
Basic Materials                  4.4%
Communications                  11.6%
Technology                       8.2%
Utilities                        2.3%
Energy                           7.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


              S&P 500       J.P. Morgan Select
              Index/1/       Equity Portfolio
             ---------     -------------------
 5/96         $10,000           $10,000
 6/96          10,297             9,854
 9/96          10,615            10,073
12/96          11,499            10,852
 3/97          11,808            10,932
 6/97          13,869            12,966
 9/97          14,908            14,372
12/97          15,336            14,275
 3/98          17,475            15,931
 6/98          18,052            16,147
 9/98          16,256            14,385
12/98          19,718            17,497
 3/99          20,700            17,780
 6/99          22,160            19,477
 9/99          20,777            16,955
12/99          23,868            19,195
 3/00          24,415            19,815
 6/00          23,768            19,009
 9/00          23,540            19,419
12/00          21,699            18,008
 3/01          19,125            16,097
 6/01          20,244            17,669
 9/01          17,272            14,722
12/01          19,119            16,919
 3/02          19,172            16,577
 6/02          16,603            13,973

    ----------------------------------------------------------------------------
                                               Average Annual Return/2/
                                            (for the period ended 6/30/02)
    ----------------------------------------------------------------------------
                                       1 Year  3 Year  5 Year Since Inception/3/
    ----------------------------------------------------------------------------
    J.P. Morgan Select
--  Equity Portfolio--Class A          -20.92% -10.48%  1.51%        5.57%
             Class B                   -21.16%     --     --        -9.87%
    ----------------------------------------------------------------------------
- - S&P 500 Index/1/                   -17.99%  -9.17%  3.66%        8.57%
    ----------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Environment
In early 2002 economic indicators showed signs of strength. First quarter GDP registered 6.1%. Consumers continued to spend, often enticed by discounts and incentives. Inflation pressures remained benign, and the Federal Reserve left interests rates unchanged at 1.75%. Thanks to those low rates, the housing market thrived. Refinancing placed more money in consumers' pockets and retail sales exhibited strength.

Lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. Headlines reported cases of accounting irregularities and corporate skullduggery. Corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects with little visibility. As the haze surrounding corporate America's disclosure lifts and the corporate profit outlook improves, the equity markets are poised for a recovery.

Performance
For the period ended June 30, 2002, The J.P. Morgan Enhanced Index Portfolio Class A shares returned -15.41%. For the same period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned -13.16%.

Strategy Review
Stock selection within Network Technology, Utilities, and Consumer Staples positively impacted the Portfolio's performance. An underweight position in Nortel coupled with an overweight holding in Entergy and Coca-Cola added value. Within Industrial Cyclicals, Services and Energy, stock holdings negatively impacted the Portfolio. Overweight positions in Tyco, Gemstar-TV Guide and Dynegy detracted from returns. Tyco experienced investor concerns on a variety of fronts. A SEC investigation of off balance sheet financing buffeted Dynegy. Gemstar received an unfavorable ruling from the ITC and some management turnover earlier in the year.

Outlook
As corporate cost reductions and a declining dollar continue to improve profit margins, firms should slowly begin to increase their hiring and investment plans during the year. Consumer spending should rise moderately as a result of stimulative financial conditions maintained by the Fed through year-end. However, investors' concerns remain focused on the possibility of a double-dip recession, continued news of corporate misconduct and geopolitical risks around the globe. This environment has resulted in a widening of our valuation spreads and should present opportunities for our approach of capturing relative value within sectors as investors lengthen their investment horizon and focus on the prospects of a more normal environment.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 6/30/02

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Microsoft Corp.         3.86%
                        --------------------------------
                        General Electric Co.    3.74%
                        --------------------------------
                        Exxon Mobil Corp.       3.48%
                        --------------------------------
                        Citigroup, Inc.         3.21%
                        --------------------------------
                        Procter & Gamble Co.    2.29%
                        --------------------------------
                        Wal-Mart Stores, Inc.   2.24%
                        --------------------------------
                        Pfizer, Inc.            2.14%
                        --------------------------------
                        ChevronTexaco Corp.     2.11%
                        --------------------------------
                        Coca-Cola Co.           2.10%
                        --------------------------------
                        Wyeth                   1.77%
                        --------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Industrial                                                      12.5%
Non-Cyclical                                                    22.7%
Cyclical                                                        12.0%
Financial                                                       18.8%
Basic Materials                                                  3.2%
Communications                                                   9.5%
Technology                                                       8.8%
Utilities                                                        2.9%
Others                                                           2.4%
Energy                                                           7.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Enhanced Index Portfolio, managed by
         J.P. Morgan Investment Management, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                     J.P. Morgan
                       Enhanced                  S&P 500
                    Index Portfolio              Index/1/
                    ---------------              --------
  5/96                 $10,000                   $10,000
  6/96                  10,237                    10,297
  9/96                  10,488                    10,615
 12/96                  11,434                    11,499
  3/97                  11,722                    11,808
  6/97                  13,862                    13,869
  9/97                  14,901                    14,908
 12/97                  15,236                    15,336
  3/98                  17,514                    17,475
  6/98                  18,190                    18,052
  9/98                  16,399                    16,256
 12/98                  20,159                    19,718
  3/99                  20,838                    20,700
  6/99                  22,729                    22,160
  9/99                  21,167                    20,777
 12/99                  23,714                    23,868
  3/00                  24,173                    24,415
  6/00                  23,203                    23,768
  9/00                  22,678                    23,540
 12/00                  20,976                    21,699
  3/01                  18,560                    19,125
  6/01                  19,893                    20,244
  9/01                  16,726                    17,272
 12/01                  18,581                    19,119
  3/02                  18,430                    19,172
  6/02                  15,717                    16,603

    ------------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/02)
    ------------------------------------------------------------------
                             1 Year  3 Year  5 Year Since Inception/3/
    ------------------------------------------------------------------
    J.P. Morgan Enhanced
 -- Index Portfolio--Class A -20.99% -11.57% 2.55%         7.59%
    Class B                  -21.19%      --    --       -11.83%
    ------------------------------------------------------------------
- - S&P 500 Index/1/         -17.99%  -9.17% 3.66%         8.57%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Early 2002 started positively for global equity markets. Consumer confidence remained healthy and there were continued signs of a global economic recovery. However, the second quarter, particularly June, saw markets under severe pressure, with the lack of investor confidence, particularly in corporate America, taking a toll globally.

The MSCI EAFE Index/1/ (developed international markets outside North America) ended the first six months down 1.4%. The return would have been worse had it not been for the fairly significant weakness of the US$. International markets did, however, outperform the USA.

Performance
The Portfolio outperformed the benchmark during the six-month period ended June 2002. Stock selection was the major source of added value. Selections in the Healthcare and Consumer sectors added value over the period, while decisions in media detracted from performance.

The consumer sector benefited from our relatively conservative stance, with positions in Reckitt Benckiser (household products) and BAT (tobacco) proving beneficial. Both companies have the benefit of strong positive cash flows.

Within the media sector we were less successful; positions in Reuters and Vivendi Universal, holding back performance. Reuters suffered as earnings in its equity trading subsidiary, Instinet, fell short of expectations. Vivendi has suffered due to concerns over levels of debt.

Outlook
Investor confidence globally has been hurt by the threat of terrorism and the uncovering of accounting scandals. These issues will not disappear overnight, but the potential for negative accounting surprises within international markets is probably less likely than in the USA.

We remain confident that the global economic recovery will continue, albeit a muted recovery. Consumer confidence, globally, remains fragile, but is supported by low interest rates. At the corporate level we are witnessing a gradual shift from inventory liquidation to inventory accumulation. Against this backdrop, investors, at some point, may start to gain confidence and become more aggressive. Valuations still support our view that there remains more upside potential in international markets than in the USA.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 6/30/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  TotalFinaElf S.A.                  3.34%
                  -------------------------------------------
                  BP Plc                             3.15%
                  -------------------------------------------
                  Novartis AG                        2.64%
                  -------------------------------------------
                  UBS AG                             2.55%
                  -------------------------------------------
                  Unilever Plc                       2.30%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.11%
                  -------------------------------------------
                  Vodafone Group Plc                 2.05%
                  -------------------------------------------
                  BNP Paribas S.A.                   2.03%
                  -------------------------------------------
                  UniCredito Italiano SpA            2.00%
                  -------------------------------------------
                  GlaxoSmithKline Plc                1.87%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Australia                        4.0%
France                          16.9%
Germany                          4.9%
Italy                            2.7%
Japan                           20.2%
Netherlands                      5.4%
Spain                            5.4%
Switzerland                      8.7%
United Kingdom                  25.5%
Others                           6.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                   For the period ended 6/30/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            J.P. Morgan International Equity Portfolio, managed by
        J.P. Morgan Investment Management, Inc., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                J.P. Morgan
                               International
             MSCI EAFE/1/    Equity Portfolio
             ------------    ----------------
 5/96          $10,000            $10,000
 6/96            9,880             10,172
 9/96            9,874             10,211
12/96           10,038             10,843
 3/97            9,887             11,031
 6/97           11,178             12,002
 9/97           11,105             12,089
12/97           10,243             11,490
 3/98           11,758             12,913
 6/98           11,891             13,188
 9/98           10,209             11,007
12/98           12,327             13,107
 3/99           12,508             13,372
 6/99           12,883             13,851
 9/99           13,407             14,230
12/99           15,694             16,845
 3/00           15,686             17,084
 6/00           15,075             16,158
 9/00           13,867             14,745
12/00           13,504             14,023
 3/01           11,659             11,988
 6/01           11,558             11,918
 9/01            9,945             10,360
12/01           10,640             11,171
 3/02           10,700             11,248
 6/02           10,494             11,029


    --------------------------------------------------------------------------
                                              Average Annual Return/2/
                                           (for the period ended 6/30/02)
    --------------------------------------------------------------------------
                                       1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------------------
    J.P. Morgan International
 -- Equity Portfolio--Class A          -7.45% -7.30% -1.68%       1.60%
             Class B                   -7.68%     --     --      -6.30%
    --------------------------------------------------------------------------
- - MSCI EAFE Index/1/                 -9.21% -6.49% -1.25%       0.78%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


One factor detracting from performance in the period was the Portfolio's overweighting in the wireless or cellular phone business. The industry as a whole was caught up--unfairly we believe--in the downtrend of the telecommunications sector, where the Portfolio has been underweight for a long time. During the second quarter, we reduced our exposure to the small independent carriers and strengthened our position in the higher-quality, national integrated carriers or their affiliates, which we believe will be the survivors longer term.

Other underperformers in the quarter were bonds in the cable and electric utilities sectors, where individual firms suffered from the headlines of their larger brethren. All three sectors--telecommunications, cable and utilities--were heavy issuers in the high-yield market in the 1990s, but their impact is gradually diminishing as the market evolves to include a broader selection of issuers.

On the positive side, the Portfolio holds substantial positions in healthcare, energy, automotive, industrials and defense sectors, all of which made strong contributions to Fund performance in the period. In the high-yield market, bonds purchased for their value in the fourth quarter of 2001 enjoyed a bounce in performance in the first quarter, stemming from a more positive outlook for a U.S. economic recovery. These included bonds in the leisure, defense, technology and aerospace sectors. Also in the first quarter, the prospect for economic growth strengthened the bonds of cyclical companies such as auto parts, chemicals and papers. Anchoring the Portfolio were the bonds of companies exhibiting consistently strong performance throughout the business cycle, including healthcare, media, business services and gaming. Additional performance was derived from the Portfolio's holdings in investment-grade corporate debt where we identified good companies with the potential for additional credit improvement.

Despite the difficult equity environment throughout the period, some strength was also shown in convertible bonds. The better performing issues included the bonds of companies in the healthcare and defense-related industries.

Contributing to performance in the period were the Portfolio's Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae) mortgage bonds, which rose sharply in price, reflecting increased demand in the government bond market.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 6/30/02

                                                            Percent of
          Description                                       Net Assets
          ------------------------------------------------------------
          Federal Home Loan Mortgage Corp.                    3.67%
          ------------------------------------------------------------
          Federal National Mortgage Assoc. (7.00%, 12/1/32)   2.49%
          ------------------------------------------------------------
          PacifiCare Health Systems, Inc.                     1.08%
          ------------------------------------------------------------
          Mohegan Tribal Gaming Authority                     0.91%
          ------------------------------------------------------------
          Owens-Brockway Glass Container, Inc.                0.88%
          ------------------------------------------------------------
          Allied Waste North America, Inc.                    0.76%
          ------------------------------------------------------------
          Graphic Packaging Corp.                             0.73%
          ------------------------------------------------------------
          L 3 Communications Corp. (7.625%, 6/15/12)          0.70%
          ------------------------------------------------------------
          Block Communications, Inc.                          0.70%
          ------------------------------------------------------------
          GATX Financial Corp.                                0.70%
          ------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Corporate Bonds                                            84.2%
U.S. Government Agency                                      7.9%
International Bonds & Debt                                  3.9%
Equity Securities                                           4.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]


                 Lord Abbett         Credit Suisse
                    Bond              First Boston    Lehman Brothers
                  Debenture            High Yield        Aggregate
                  Portfolio             Index/4/        Bond Index/2/
                 ----------           -----------     ----------------
 5/1/96           10,000                 10,000           10,000
5/31/96           10,000                 10,081               --
   6/96           10,201                 10,103           10,114
   9/96           10,790                 10,482           10,300
  12/96           11,288                 10,945           10,609
   3/97           11,432                 11,106           10,550
   6/97           12,147                 11,585           10,938
   9/97           12,778                 12,130           11,302
  12/97           13,052                 12,326           11,636
   3/98           13,709                 12,697           11,815
   6/98           13,791                 12,857           12,091
   9/98           13,197                 12,067           12,603
  12/98           13,869                 12,397           12,646
   3/99           14,082                 12,601           12,581
   6/99           14,004                 12,747           12,470
   9/99           13,812                 12,543           12,555
  12/99           14,341                 12,804           12,540
   3/00           14,479                 12,639           12,817
   6/00           14,551                 12,695           13,039
   9/00           14,871                 12,782           13,433
  12/00           14,465                 12,135           13,998
   3/01           14,859                 12,733           14,422
   6/01           14,782                 12,654           14,503
   9/01           14,180                 12,151           15,173
  12/01           15,010                 12,837           15,179
   3/02           15,089                 13,159           15,194
   6/02           14,585                 12,857           15,757





    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/02)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A         -1.33% 1.37%  3.73%        6.31%
    Class B                    -1.60%    --     --       -1.47%
    Class E                        --    --     --       -3.45%
    ------------------------------------------------------------------
--  Lehman Brothers Aggregate   8.64% 8.11%  7.57%        7.65%
    Bond Index/1/
    ------------------------------------------------------------------
- - Credit Suisse First Boston  1.60% 0.29%  2.10%        4.16%
    High Yield Index/2/
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest at least 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


The primary detractor from Portfolio performance was weak stock performance in the financial sector. The majority of our holdings in the financial sector are in the insurance industry, and poor returns led to the relative underperformance. Among these weak performers for the time period was XL Capital Limited. Insurance stocks declined as investors raised concerns over the adequacy of the industry's reserves in light of several asbestos settlements reached during the quarter. We believe the reserves at the companies we own are adequate and that investors will be rewarded as a strong pricing cycle continues to drive returns on equity higher for the companies we own.

Through the time period, your Portfolio's continued strategy to limit exposure in the information technology and telecommunications services sector proved beneficial, as these two negatively performing sectors were among the weakest in the S&P Mid-Cap 400/Barra Value Index/1/. For the entire period, the Portfolio was significantly underweight in the information technology sector as it had only one holding, and had no holdings in the telecommunications services sector. Contrary to a relative underweight position in technology and telecommunications services sectors, your Portfolio maintained a relative overweight position in top performing healthcare. Trigon Healthcare Inc. and Boston Scientific Company were exceptionally strong performers adding positive value to the Portfolio.

Weak performance of stocks in the utilities sector caused the Portfolio to lose relative ground to the S&P Mid-Cap 400/Barra Value Index for the six-month period. Generally, producers and suppliers of power and energy have continued to experience poor performance through the past two quarters. Likewise, weak performance of consumer discretionary sector holding K-Mart hurt performance for the time period. Your Portfolio closed its position with the retailer early in January, prior to the company's bankruptcy announcements.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 6/30/02

                                         Percent of
Description                              Net Assets
---------------------------------------------------
Pactiv Corp.                               2.67%
---------------------------------------------------
Eastman Chemical Co.                       2.65%
---------------------------------------------------
Mylan Laboratories, Inc.                   2.62%
---------------------------------------------------
Boston Scientific Corp.                    2.51%
---------------------------------------------------
Halliburton Co.                            2.50%
---------------------------------------------------
Snap-On, Inc.                              2.48%
---------------------------------------------------
XL Capital, Ltd.--Class A                  2.45%
---------------------------------------------------
Genuine Parts Co.                          2.44%
---------------------------------------------------
Georgia-Pacific Group                      2.38%
---------------------------------------------------
Hubbell, Inc.--Class B                     2.37%
---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Cyclical                        23.9%
Non-Cyclical                    17.3%
Basic Materials                 18.9%
Utilities                        7.8%
Industrial                       7.0%
Financial                       13.8%
Energy                          10.2%
Technology                       1.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]

                 Lord Abbett        S&P 400        Russell Mid
                Mid-Cap Value    Mid-Cap/BARRA     Cap Growth
                  Portfolio     Value Index/2/      Index/4/
                -------------   --------------     -----------
 8/97             $10,000          $10,000          $10,000
 9/97              10,440           10,630           10,440
12/97              10,490           11,204           10,556
 3/98              11,361           12,306           11,697
 6/98              11,308           11,797           11,520
 9/98               9,383           10,169            9,813
12/98              10,606           11,727           11,623
 3/99              10,125           10,783           11,568
 6/99              11,829           12,392           12,824
 9/99              10,940           11,185           11,723
12/99              11,211           12,000           13,724
 3/00              12,366           12,752           15,129
 6/00              13,198           12,413           14,447
 9/00              14,890           14,033           15,429
12/00              17,139           15,341           14,877
 3/01              16,703           14,811           13,316
 6/01              17,659           16,497           14,585
 9/01              16,267           14,351           11,980
12/01              18,527           16,436           14,041
 3/02              19,674           18,068           14,638
 6/02              18,472           17,007           13,241


       ---------------------------------------------------------------------
                                               Average Annual Return/3/
                                            (for the period ended 6/30/02)
       ---------------------------------------------------------------------
                                            1 Year 3 Year Since Inception/4/
       ---------------------------------------------------------------------
       Lord Abbett Mid-Cap
    -- Value Portfolio--Class A              4.60% 16.02%       13.45%
                        Class B              4.29%    --         8.57%
       ---------------------------------------------------------------------
    -- S&P Mid-Cap 400/BARRA Value
       Index/1/                              3.09% 11.13%       11.40%

       ---------------------------------------------------------------------
   - - Russell Mid Cap Index/2/             -9.21%  1.07%        5.94%

       ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 400/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 5.6%, we expect that the second quarter will post a growth rate of approximately 2.5%. The first quarter growth was largely due to pent-up consumer demand and aggressive auto and mortgage sales incentives emerging from the last year's slowdown. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

While fundamental business indicators such as manufacturing and purchasing activity increased slightly and unemployment slowly eased, we still do not expect any instant revival in capital spending. With May new home sales reaching record highs, the current economy is being fueled by consumers, and not business spending. That being said, the Federal Reserve Board (the Fed) has kept interest rates steady, and we do not expect the Fed to raise interest rates before late summer or early fall, unless the dollar continues to weaken and monetary intervention is necessary to restore a proper balance.

In a period during which the market's slide has been unabated, even strong relative performance doesn't offer a great deal of comfort. Market weakness was widespread, with most sectors of the market sustaining substantial losses.

Our emphasis on sound income statements helped us avoid greater losses during the first half of the year, as companies without earnings suffered most. This discipline drove favorable stock selection within the Health Care and Technology sectors, which were our most significant contributors to relative performance. Most notably, our underweights of biotechnology and software names assured that we were less exposed to the hardest-hit industries in the small cap growth marketplace.

The Financial Services sector was the most significant detractor from the Portfolio's relative performance in the past six months. We have been significantly underweighted in this fairly conservative group, which has been the top performing sector this year. Within the sector, we've also tended to underweight the regional banks that have held up so well during the market's sell-off.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 6/30/02

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Beazer Homes USA, Inc.                     1.93%
              ---------------------------------------------------
              Armor Holdings, Inc.                       1.83%
              ---------------------------------------------------
              Iron Mountain, Inc.                        1.81%
              ---------------------------------------------------
              Quiksilver, Inc.                           1.81%
              ---------------------------------------------------
              Coherent, Inc.                             1.78%
              ---------------------------------------------------
              Timberland Co.--Class A                    1.69%
              ---------------------------------------------------
              Corporate Executive Board Co.              1.55%
              ---------------------------------------------------
              Standard Pacific Corp.                     1.40%
              ---------------------------------------------------
              MSC Industrial Direct Co., Inc.--Class A   1.35%
              ---------------------------------------------------
              Orthofix International N.V.                1.33%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Industrial                      11.7%
Cyclical                        24.0%
Financial                        3.4%
Non-Cyclical                    39.5%
Basic Materials                  3.6%
Communications                   3.1%
Technology                      11.5%
Energy                           3.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Developing Growth Portfolio, managed by
                 Lord, Abbett & Co., vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                               Lord Abbett Developing
        Russell 2000 Index/2/      Growth Portfolio
        ---------------------  ----------------------
 8/97        $10,000                 $10,000
 9/97         10,987                  11,190
12/97         10,619                  10,552
 3/98         11,687                  11,732
 6/98         11,143                  11,419
 9/98          8,897                   8,927
12/98         10,349                  11,248
 3/99          9,787                  11,509
 6/99         11,308                  13,020
 9/99         10,594                  12,289
12/99         12,548                  14,901
 3/00         13,437                  15,241
 6/00         12,929                  13,146
 9/00         13,072                  13,062
12/00         12,169                  12,089
 3/01         11,378                   9,987
 6/01         13,003                  11,614
 9/01         10,299                   8,962
12/01         12,471                  11,266
 3/02         12,968                  11,255
 6/02         11,885                   9,966


    ---------------------------------------------------------------------
                                            Average Annual Return/2/
                                         (for the period ended 6/30/02)
    ---------------------------------------------------------------------
                                        1 Year  3 Year Since Inception/3/
    ---------------------------------------------------------------------
    Lord Abbett Developing
--  Growth Portfolio--Class A           -14.20% -8.53%       -0.07%
                      Class B           -14.38%    --         2.73%
    ---------------------------------------------------------------------
- - Russell 2000 Index/1/                -8.59%  1.67%        3.61%

    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Index returns are based on an inception date of 8/20/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


The first six months of the year were characterized by a resumption in U.S. economic growth after a very difficult 2001. First quarter GDP growth was very strong, helped by inventory replenishment and strong consumer spending. Strong automotive and housing markets, fueled by low interest rates and resilient consumers in the wake of September 11/th/, were the impetus for the strong economy. Consumer confidence levels remain at historically high levels. Economic growth in the second quarter was more muted, primarily due to the absence of inventory replenishment. Businesses that needed to re-stock inventories to meet current and future demand did so earlier in 2002. This growth catalyst faded during the second quarter and, as a result, the economic expansion slowed. However, U.S. consumers continue to purchase goods and services at a healthy pace which supports further GDP growth. Aggressive auto and mortgage sales incentives continue to benefit consumers. Unfortunately, business capital spending in many areas of the economy continues to be weak.

The Portfolio benefited from strong stock selection and overweightings in the health care and financial services sectors. The Portfolio's significant underweighting in technology stocks also added significantly to the Portfolio's outperformance. In contrast, poor stock selection in both the Energy and Producer Durables sectors detracted from performance during the period.

Within the healthcare space, the Portfolio remains heavily invested in the stocks of managed care and healthcare services companies. In our opinion, firms such as Caremark Rx Inc., Anthem Inc. and Triad Hospitals Inc. will continue to grow faster than their respective peers and therefore capture investors' attention. Pricing and volume trends remain positive for each company. Our financial services overweighting reflects our bullishness on insurance-related stocks given the improved pricing environment those companies are experiencing. The Portfolio continues to be underweighted in technology stocks due to weakening business fundamentals and high valuations.

Our relative underperformance in the energy sector resulted from the Portfolio's exposure to Dynegy Inc. and Calpine Corp. Both firms have struggled mightily so far this year as business fundamentals have deteriorated, long-term growth expectations have been reduced and debt levels outstanding remained too high for investors' comfort. In contrast, we believe that higher than anticipated decline rates in North American natural gas production will result in improved natural gas drilling activity in 2003. Portfolio holdings Nabors Industries Lt. and BJ Services Co. would be two beneficiaries of this trend. Poor stock selection in the semiconductor capital equipment space hurt relative performance in the Producer Durables sector. Companies such as KLA-Tencor Corp. and Teradyne Inc. have declined significantly in price as investors have begun to lower 2003 growth forecasts.

Kevin P. Ferguson
Steven J. McGruder
Frederic D. Ohr
Portfolio Managers
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 6/30/02

                                           Percent of
Description                                Net Assets
-----------------------------------------------------
Pulte Homes, Inc.                            2.61%
-----------------------------------------------------
Laboratory Corporation of America Holdings   2.58%
-----------------------------------------------------
Triad Hospitals, Inc.                        2.42%
-----------------------------------------------------
Pactiv Corp.                                 2.41%
-----------------------------------------------------
GameStop Corp.--Class A                      2.37%
-----------------------------------------------------
SICOR, Inc.                                  2.34%
-----------------------------------------------------
CBRL Group, Inc.                             2.25%
-----------------------------------------------------
Capital One Financial Corp.                  2.22%
-----------------------------------------------------
Caremark Rx, Inc.                            2.22%
-----------------------------------------------------
Anthem, Inc.                                 2.19%
-----------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Communications                   4.8%
Financial                       15.8%
Non-Cyclical                    36.4%
Technology                      10.7%
Energy                           4.4%
Cyclical                        16.1%
Diversified                      1.5%
Industrial                      10.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1, 2, 3
                           Growth Based on $10,000+
                                    [CHART]


         Lord Abbett
           Growth       Russell Mid   Russell
        Opportunities    Cap Growth   Mid Cap   S&P 400 Mid
          Portfolio       Index/1/    Index/2/  Cap Index/3/
        -------------   -----------   --------  ------------
 2/01     $10,000         $10,000     $10,000     $10,000
 3/01       8,440           7,729       9,003       9,591
 6/01       9,640           8,979       9,861      10,682
 9/01       7,710           6,483       8,100       9,293
12/01       8,930           8,237       9,493      10,643
 3/02       8,720           8,092       9,896      11,700
 6/02       7,800           6,614       8,952      11,013


          ----------------------------------------------------------------------
                                                 Average Annual Return/4/
                                                 (for the period ended 6/30/02)
          ----------------------------------------------------------------------
                                                 1 Year     Since Inception/5/
          ----------------------------------------------------------------------
          Lord Abbett Growth Opportunities
     --   Portfolio--Class A                     -18.86%         -15.87%
                     Class B                     -19.09%         -16.47%
          ----------------------------------------------------------------------
     - -  Russell Mid Cap Growth Index/1/        -26.34%         -25.87%
          ----------------------------------------------------------------------
     --   Russell Mid Cap Index/2/                -9.21%          -7.69%
          ----------------------------------------------------------------------
     ---- S&P Mid Cap 400 Index/3/                 3.09%           7.24%
          ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P Mid Cap 400 Index consists of 400 domestic stocks of midsize companies in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth & Income Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


Consumer discretionary stocks, specifically media and retail companies, aided the Portfolio's performance during the first half of 2002. Media stocks Tribune and Viacom benefited from anticipation of an advertising rebound in 2002. Retail holdings, such as Big Lots and Limited, experienced better-than-expected sales and improved inventories in the first quarter.

Stock selection within the industrial sector aided relative performance for the period. Specifically, Lockheed Martin benefited from increased defense spending, as the war on terrorism and Middle East tensions continued. Several other industrial holdings responded favorably to strong first quarter earnings announcements and positive forecasts for the year ahead. The Portfolio's significant underweight of the poor performing telecommunication services sector versus the S&P 500/Barra Value Index/1/ added substantial relative performance for the past six months.

Select health care holdings have been hurt by concerns over future drug sales. Drug maker Schering-Plough will lose its patent for Claritin, the company's largest prescription medicine. However, the company recently introduced a new allergy drug, Clarinex, which we feel should garner strong consumer interest. Bristol Myers stock fell on news that the company's future earnings would suffer as a result of slowing sales of key drugs. Similarly, Wyeth missed first quarter revenue targets, due in part to manufacturing problems that hindered the company's ability to meet demand for top-selling drugs. However, the defensive healthcare sector performed relatively well and the Portfolio benefited from an overweight in this sector versus the S&P 500/Barra Value Index.

Additionally, a large underweight in the financial sector and an overweight in the weak performing technology sector detracted from relative performance for the year-to-date period.

W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 6/30/02

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Exxon Mobil Corp.                         5.46%
               --------------------------------------------------
               Target Corp.                              2.59%
               --------------------------------------------------
               American International Group, Inc.        2.58%
               --------------------------------------------------
               Deere & Co.                               2.50%
               --------------------------------------------------
               PepsiCo, Inc.                             2.41%
               --------------------------------------------------
               Wells Fargo Co.                           2.39%
               --------------------------------------------------
               Apple Computer, Inc.                      2.29%
               --------------------------------------------------
               Wachovia Corp.                            2.21%
               --------------------------------------------------
               Verizon Communications, Inc               1.97%
               --------------------------------------------------
               United Parcel Services, Inc. -- Class B   1.97%
               --------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Industrial                      20.2%
Cyclical                        18.2%
Financials                      17.8%
Non-Cyclical                    14.9%
Basic Materials                  4.0%
Communications                   8.5%
Technology                       4.7%
Utilities                        4.0%
Energy                           7.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth & Income Portfolio
                                                   For the period ended 6/30/02
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Growth & Income Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]


       S&P Mid-Cap 500/BARRA   Lord Abbett Growth
          Value Index/1/       & Income Portfolio      S&P 500 Index/2/
          --------------       ------------------      ----------------
12/89        $10,000                $10,000                10,000
 3/90          9,922                 10,160                 9,908
 6/90         10,152                 10,510                10,531
 9/90          8,831                  9,350                 9,084
12/90          9,511                 10,291                 9,898
 3/91         10,706                 11,504                11,335
 6/91         10,744                 11,504                11,309
 9/91         11,213                 12,115                11,914
12/91         11,656                 13,074                12,913
 3/92         11,706                 13,434                12,587
 6/92         12,211                 13,772                12,826
 9/92         12,419                 14,099                13,230
12/92         12,883                 15,106                13,897
 3/93         14,073                 16,066                14,504
 6/93         14,467                 16,288                14,575
 9/93         15,215                 16,941                14,951
12/93         15,279                 17,344                15,298
 3/94         14,779                 16,738                14,718
 6/94         14,917                 17,067                14,780
 9/94         15,299                 18,017                15,503
12/94         15,182                 17,826                15,500
 3/95         16,646                 19,579                17,009
 6/95         18,096                 20,939                18,634
 9/95         19,536                 22,103                20,115
12/95         20,800                 23,141                21,326
 3/96         22,129                 24,356                22,471
 6/96         22,583                 24,766                23,480
 9/96         23,179                 25,707                24,205
12/96         25,374                 27,642                26,224
 3/97         25,821                 28,259                26,927
 6/97         29,557                 32,252                31,628
 9/97         32,267                 34,443                33,997
12/97         32,984                 34,441                34,973
 3/98         36,793                 38,060                39,852
 6/98         36,985                 37,866                41,167
 9/98         32,210                 33,223                37,071
12/98         37,824                 38,879                44,967
 3/99         38,902                 39,990                47,206
 6/99         43,104                 44,584                50,534
 9/99         39,130                 41,026                47,376
12/99         42,639                 45,316                54,426
 3/00         42,738                 45,130                55,672
 6/00         40,904                 44,336                54,191
 9/00         44,508                 47,921                53,665
12/00         45,233                 51,971                49,463
 3/01         42,279                 47,127                43,597
 6/01         44,144                 49,814                46,148
 9/01         36,993                 42,989                39,373
12/01         39,937                 48,973                43,582
 3/02         40,464                 50,927                43,704
 6/02         36,155                 45,397                37,848





         ------------------------------------------------------------------
                                          Average Annual Return/3/
                                       (for the period ended 6/30/02)
         ------------------------------------------------------------------
                                     1       3     5      10      Since
                                    Year    Year  Year   Year  Inception/4/
         ------------------------------------------------------------------
         Lord Abbett Growth &
      -- Income Portfolio--Class A  -8.87%  0.60% 7.08% 12.67%    12.80%
                  Class B           -9.07%    --    --     --     -0.74%
         ------------------------------------------------------------------
      -- S&P Mid-Cap 500/BARRA
         Value Index/1/            -18.09% -5.69% 4.11% 11.47%    10.77%
         ------------------------------------------------------------------
     - - S&P 500 Index/2/          -17.99% -9.17% 3.66% 11.43%    11.18%
         ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 500/BARRA Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Stocks were besieged by a steady stream of negative news for the first six months of the year. Although the U.S. economy continued to show encouraging signs of recovery, the "shallow" recession seemed to be producing an equally shallow rebound. Indeed, despite the fact that GDP grew at a surprising 6.1% annual rate in the first quarter, the Federal Reserve acknowledged that the economy had expanded at a "modest but uneven" pace since late April. This, together with unemployment that hovered close to a 71/2-year high, persuaded the Fed to keep interest rates at 1.75%.

Not only was the economic recovery weaker than investors had hoped, but corporate America also continued to keep a tight rein on capital expenditures as demand remained sluggish. Lackluster business spending, in turn, led to lackluster sales and served to perpetuate the vicious cycle.

Most damaging to the markets, however, were ongoing revelations of corporate wrongdoing. Their faith in American corporations severely compromised, investors bid shares sharply lower. Consumers' trust was shaken as well, as evidenced by falling confidence measures, and fears of further domestic terrorist attacks and escalating violence in the Middle East only made matters
- and the markets - worse. Consequently, as the period came to a close, all three major U.S. stock indexes had posted double-digit losses. The Portfolio also declined against this backdrop and lagged its benchmark, the S&P 500 Index/1/.

Technology companies topped our list of disappointments as they continued to struggle against a headwind of anemic spending on information technology, budget cuts by telecommunications companies and weak cellular handset sales. In particular, Veritas Software was one of our worst performers. Although the storage-management software maker beat first-quarter earnings estimates, shares slid after the company lowered its second-quarter profit and sales targets. Even so, more and more businesses are turning to Veritas for disaster recovery planning solutions in the wake of the September terrorist attacks. Furthermore, the software maker is developing new storage networking products that allow users to share the same storage device while helping corporations lower their overall IT costs. With the amount of data being created growing every day, we believe Veritas stands to benefit over the long term.

Like Veritas, Maxim Integrated Products, a leading maker of analog and mixed-signal semiconductors, hindered our results. A batch of bad news, including sector downgrades and a revenue warning in June from No. 1 chipmaker Intel, sent shares of Maxim tumbling. We are nevertheless pleased to see that Maxim's bookings are up and cancellations have continued to fall. Additionally, as a supplier of chips to the hot consumer electronics industry, Maxim's underlying demand remains strong and the backlog is growing, with some of the company's products sold out through the end of the year. Given these positive factors, as well as the stock's more attractive valuation, we elected to add to our position during the period.

Outside technology, financial services powerhouse Citigroup worked against us. Although its consumer credit and banking businesses remained relatively strong, investors focused instead on ongoing concerns about lackluster IPO and mergers and acquisition activity and the company's exposure to the burgeoning financial crisis in Brazil. Working in Citigroup's favor, however, is a slow recovery/low interest rate environment and its ever-increasing penetration of Japanese and emerging markets.

On the plus side, MGM Mirage proved a winner. The owner of popular Las Vegas destinations The MGM Grand, The Mirage, The Bellagio, Treasure Island and The Golden Nugget has handily topped expectations as it keeps a keen eye on costs. By reducing staff and slashing room rates, MGM was able to cut expenses by 11% to 16% at its three largest properties. Nearly a year after the terrorist attacks, we are gratified to see weekend occupancy at MGM's resort hotels bounce back and convention business return to healthier levels. Revpar, or revenue per available room, has stabilized as well. All in all, MGM Mirage continues to win our confidence.

Credit card lender and newer holding Capital One Financial was another standout. Amid the heightened scrutiny of corporations' balance sheets following Enron's collapse, Capital One's stock slumped when the company acknowledged it securitized receivables. After poring over its financial statements, however, we came away convinced investors' worries were unfounded. Consequently, we saw this temporary downturn as an attractive buying opportunity and added to our position on the belief the economy was turning and customers would therefore be less likely to default on credit card debt. Furthermore, Capital One is targeting its credit card solicitations to so-called "super-prime" consumers with excellent credit histories and who typically carry higher average balances, which enhances the quality of its loan portfolio. The way we see it, Capital One's strong underlying fundamentals of robust loan growth, sizeable margins and declining bad loans add up to a solid, long-term investment.

Additionally, Electronic Arts rode the wave of an electronic entertainment boom to log solid gains. The leading player in the video game industry and creator of the enduring "Madden Football" and "NBA Live" games has profited from a surge in game console sales, a trend we expect to continue. Moreover, as the owner of the rights to the wildly popular "Harry Potter" and "The Lord of the Rings" franchises, Electronic Arts' future appears bright.

Meanwhile, we made the decision to sell consumer stocks PepsiCo and Wal-Mart during the period, taking profits as they outperformed and met our price targets. We exited VeriSign as well, fearing a slowdown in its Internet domain-name registration business would continue to weigh on earnings. Elsewhere, we liquidated our position in AOL Time Warner on concerns over the ongoing malaise in advertising spending and a deceleration in subscriber growth at AOL's Internet service.

Looking ahead, we are carefully monitoring consumer spending and confidence as we keep a close eye out for signs of a recovery in corporate spending. As always, we will continue to focus on companies that have proven they can grow in a no-growth environment as well as those positioned to take advantage of the nascent economic recovery.

Thank you for investing with Janus Institutional.

Sincerely,

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                Percent of
Description                     Net Assets
------------------------------------------
Maxim Integrated Products, Inc.   3.45%
------------------------------------------
Citigroup, Inc.                   3.10%
------------------------------------------
Walgreen Co.                      2.78%
------------------------------------------
MGIC Investment Corp.             2.73%
------------------------------------------
Harley-Davidson, Inc.             2.39%
------------------------------------------
Electronic Arts, Inc.             2.36%
------------------------------------------
Tiffany & Co.                     2.28%
------------------------------------------
Capital One Financial Corp.       2.17%
------------------------------------------
Medtronic, Inc.                   2.12%
------------------------------------------
Tenet Healthcare Corp.            2.07%
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                            Janus Aggressive
          S&P 500 Index     Growth Portfolio
          -------------     ----------------
 2/01        $10,000            $10,000
 3/01          9,298              7,970
 6/01          9,842              8,300
 9/01          8,397              6,220
12/01          9,295              7,400
 3/02          9,321              7,430
 6/02          8,072              6,260


--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Industrial       13.6%
Cyclical         19.3%
Financial        21.0%
Non-Cyclical     32.4%
Communications    4.9%
Technology        5.8%
Energy            3.0%

    -------------------------------------------------------
                            Average Annual Return/2/
                            (for the period ended 6/30/02)
    -------------------------------------------------------
                                             Since
                            1 Year        Inception/3/
    -------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A          --          -15.59%
--               Class B    -24.58%         -28.77%
    -------------------------------------------------------
- - S&P 500 Index/1/        -17.99%         -14.37%
    -------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------



For the six months ended June 30, 2002, Class B shares of the Portfolio provided a total return of -35.97% vs. the return of -19.71% over the same period for the benchmark, the Russell MidCap Growth Index/1/ (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index./2/

A challenging environment
Over the period, we saw a volatile and falling market, due largely to weak fundamentals--business factors such as earnings and cash flow growth--at a majority of companies. In addition, investor confidence was sharply eroded by a series of accounting scandals at firms that had formerly been poster children for the 1990's boom. We did see some bright spots on the consumer side of the economy, but, outside of that, things have been generally eroding. Toward the end of the period, it appeared to us that the pace of the erosion had started to slow, but we've not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits.

As our analysts and fund managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although we had strong growth in gross domestic product (GDP) in the first quarter of 2002, which was largely driven by consumer spending, we're seeing skepticism among investors that the pace of consumer spending can hold up. As of the end of the period, it appears to us that the market environment is likely to remain uncertain and challenging for some time.

Detractors from performance
The main reason for the Portfolio's poor performance, on both an absolute and a relative basis, was the Portfolio's concentration. We held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence worked well. In the past six months, however, that strategy hurt the Portfolio.

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the Portfolio was Cytyc, which makes the ThinPrep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc's stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continue to have confidence in the company's long-term prospects. Thinprep has remained the dominant product in its market, and Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign's business, security software for Internet transactions.

Stock in Genzyme, a biotechnology firm that was another large holding in the Portfolio, also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

Changes in management and strategy
In June of 2002, Mark Regan, who had been lead manager of the Portfolio, left the portfolio management team and we became managers of the Portfolio. Our investment philosophy is similar to that of previous management; in that we look for mid-cap companies that have strong market shares in their industries and will offer growth at a reasonable price.

However, by the end of the period, we had made a strong shift in Portfolio construction that we expect to refine over the next quarter or so--a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more companies in the Portfolio and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas outside of industries in which this Portfolio has historically invested.

Positioning going forward
At the end of the period, we were invested in some relatively new areas for the Portfolio. Banks and nonbank financial services companies were examples. In a move to increase our exposure to the consumer, we also increased our holdings in the leisure sector, especially in restaurants, and in the retail sector. We'll likely be scaling back our energy position in the future, because we don't see that as a growth industry. Health care, on the other hand, is another sector in which we've found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time.

Respectfully,

David E. Sette-Ducati
Eric Fischman
Portfolio Managers
Massachusetts Financial Services Company (MFS)

Note to investors: In June, 2002, David E. Sette-Ducati became lead manager of the portfolio, and Eric Fischman became a manager of the portfolio, replacing Mark Regan. Mr. Sette-Ducati had previously worked with Mr. Regan as a manager of the portfolio.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                   For the period ended 6/30/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   MFS Mid Cap Growth Portfolio, managed by
 Massachusetts Financial Services Company, vs. Russell Mid Cap Growth Index/1/
                           Growth Based on $10,000+
                                    [CHART]


             Russell Mid              MFS Mid
          Cap Growth Index/1/   Cap Growth Portfolio
          -------------------   --------------------
 2/01          $10,000               $10,000
 3/01            7,729                 7,950
 6/01            8,980                 9,500
 9/01            6,483                 6,570
12/01            8,238                 8,340
 3/02            8,092                 7,701
 6/02            6,614                 5,340



Top Ten Holdings by Market Value
As of 6/30/02

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Lincare Holdings, Inc.                   4.74%
               -------------------------------------------------
               Willis Group Holdings, Ltd.              2.55%
               -------------------------------------------------
               CSG Systems International, Inc.          2.30%
               -------------------------------------------------
               IMS Health, Inc.                         2.26%
               -------------------------------------------------
               EchoStar Communications Corp.--Class A   2.24%
               -------------------------------------------------
               XL Capital, Ltd.--Class A                2.15%
               -------------------------------------------------
               Cytyc Corp.                              2.03%
               -------------------------------------------------
               HEALTHSOUTH Corp.                        2.02%
               -------------------------------------------------
               McGraw-Hill Companies, Inc.              1.98%
               -------------------------------------------------
               VERITAS Software Corp.                   1.97%

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Technology      24.4%
Energy           6.6%
Non-Cyclical    22.3%
Communication   16.3%
Cyclical        12.7%
Financial       12.7%
Industrial       5.0%


    ---------------------------------------------------------------------
                                          Average Annual Return/3/
                                          (for the period ended 6/30/02)
    ---------------------------------------------------------------------
                                          1 Year     Since Inception/4/
    ---------------------------------------------------------------------
    MFS Mid Cap Growth Portfolio--Class A -43.64%         -40.16%
--                                Class B -43.79%         -36.51%
                                  Class E     --          -27.90%
    ---------------------------------------------------------------------
- - Russell Mid Cap Growth Index/1/       -26.34%         -25.87%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000 Growth Index is an unmanaged index and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                   For the period ended 6/30/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------



For the six months ended June 30, 2002, Class B shares of the Portfolio provided a total return of -1.30% vs. the return over the same period of -1.37% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index./1/ Over the same period, the average international portfolio tracked by Lipper Inc. returned -1.66%.

A difficult period
The first six months of 2002 were a difficult period characterized by a great deal of uncertainty and high volatility. In the first quarter, we saw a rally in cyclical sectors spurred by optimism for a broad-based economic recovery. Cyclical sectors such as autos and housing, basic materials, and industrial goods and services outperformed the broader international markets. As spring began, however, evidence mounted that the global recovery seemed to be weaker than many had hoped. In response, the market began to favor more defensive investments, stocks in industries that were viewed as less sensitive to the ups and downs of the global economy.

Sectors we've liked: consumer staples, financial services, basic materials
As the market rotated toward more defensive sectors, we saw relatively strong performance from portfolio holdings in areas such as consumer staples and financial services. Our holdings in the consumer staples sector include Diageo Plc, a U.K.-headquartered food and beverage conglomerate; Shiseido Co., Ltd., a Japanese cosmetics firm; and Uni-Charm Corp., a Japanese maker of disposable diapers. In an uncertain economic environment, we found these companies attractive because they have tended to be rather straightforward in terms of corporate earnings statements, and because their businesses have not required them to raise a lot of new capital--unlike firms in more aggressive growth industries.

Another area of opportunity has been financial services, a sector in which our exposure had been relatively small for some time. As of the end of the period, we were still underweighted in the sector relative to our benchmark. However, late in the period, we had begun to increase our holdings in European banks, as these stocks had fallen to attractive valuations on concerns that we felt would prove to be short-term.

Over the period, we also had solid performance from basic materials companies such as Syngenta AG, a Swiss agricultural chemical firm. The company had a dominant position in its market and implemented successful cost cutting measures that we believe will lead to improved profits.

Avoiding some poor performers paid off
We also benefited from avoiding certain areas. After a strong fourth-quarter 2001 rally in technology, we sold off some of our technology holdings early in 2002. This helped our relative performance over the period as technology shares generally sank. In the leisure sector, we generally avoided large media companies that depend on advertising revenues, including Vivendi, a Paris-headquartered communications conglomerate that suffered high-profile problems over the period.

Holdings that hurt performance
We pared down our telecommunications weighting over the period, selling a number of positions. The demand for services, particularly in wireless data transmission, has not been as strong as we expected. Within the health care sector, our position in French pharmaceutical firm Sanofi-Synthelabo S.A. also hurt performance. As of the end of the period, we continued to believe the company had a strong product line and strong earnings growth potential, and that its stock was undervalued. We believe the stock was unjustifiably punished as stocks across the pharmaceutical industry fell on concerns about patent challenges by generic drug companies. We maintain our holdings in firms that we believe will weather this storm.

Outlook
Looking ahead, we are cautiously optimistic. Although international markets have suffered from some of the same problems found in the United States--including weak corporate earnings and tepid economic recoveries--the magnitude of problems overseas has been smaller. We think that reasons for this include less aggressive corporate accounting overseas, less exposure to technology, and stock valuations overseas that have been low compared to U.S. valuations.

These factors and the decline in value of the dollar have combined to help U.S. investors in overseas stocks. It is impossible to know whether the dollar will continue to decline versus foreign currencies. But it does appear to us that the situation we've witnessed for the past several years--a rising dollar that has been a significant drag on foreign investments by U.S. investors--may have ended.

Team managed

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                 Percent of
Description                      Net Assets
-------------------------------------------
BP Plc (ADR)                       2.92%
-------------------------------------------
Aventis S.A.                       2.74%
-------------------------------------------
Lloyds TSB Group Plc               2.49%
-------------------------------------------
Syngenta AG                        2.22%
-------------------------------------------
GlaxoSmithKline Plc                2.21%
-------------------------------------------
Reed International Plc             2.20%
-------------------------------------------
Royal Bank of Scotland Group Plc   2.11%
-------------------------------------------
Unilever N.V.                      2.03%
-------------------------------------------
Sanofi-Synthelabo S.A.             1.96%
-------------------------------------------
BNP Paribas S.A.                   1.89%
-------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Canada           4.0%
France          13.0%
Germany          6.0%
Japan           14.2%
Netherlands      6.7%
Others          12.0%
Spain            4.5%
Switzerland      6.7%
United Kingdom  30.2%
Australia        2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                   For the period ended 6/30/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               MFS Research International Portfolio, managed by
        Massachusetts Financial Services Company, vs MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

           MSCI EAFE  MFS Research International
           Index/1/           Portfolio
           ---------  --------------------------
 2/01       $10,000            $10,000
 3/01         8,991              8,830
 6/01         8,913              9,150
 9/01         7,669              8,040
12/01         8,205              8,486
 3/02         8,252              8,516
 6/02         8,092              8,375


    -----------------------------------------------------------------------------------------
                                                                         Average Annual
                                                                           Return/2/
                                                                       (for the period ended
                                                                            6/30/02)
    -----------------------------------------------------------------------------------------
                                                                                   Since
                                                                       1 Year   Inception/3/
    -----------------------------------------------------------------------------------------
    MFS Research International Portfolio--Class A                      -8.24%     -10.45%
--                                        Class B                      -8.46%     -12.04%
    Class E                                                               --        2.99%
    -----------------------------------------------------------------------------------------
- - MSCI EAFE Index/1/                                                 -9.21%     -14.21%
    -----------------------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                   For the period ended 6/30/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


The Portfolio's performance slipped during the six month period that ended June 30, 2002, as a result of high levels of market volatility resulting from economic and political turbulence. While we are disappointed with these results, we believe they represent short-term fluctuations rather than long-term trends. We remain confident that our disciplined, growth-at-a-reasonable-price investment strategy will continue to deliver the long-term results our investors have come to expect.

During the past six months, we began to see indications that the U.S. economy, including the lagging manufacturing sector, was emerging from recession. However, the pace of recovery proved slower than many observers had forecast, raising doubts regarding the ability of many companies to meet earnings and revenue expectations. These uncertainties were heightened by the accounting irregularities that surfaced at a few well-known companies, causing them to file for bankruptcy and raising broader concerns regarding the integrity of corporate reporting procedures. International political tensions further undermined confidence in the market.

On the brighter side, most growth-oriented stocks proved more resilient in the past six months than during the prior two years. Stabilizing interest rates and improving economic indicators led many investors to anticipate a continued return to economic growth during the second half of 2002. Market strength broadened across multiple industry sectors, including certain areas of media and entertainment, consumer cyclicals, consumer staples and energy.

Our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. At the same time, in light of the improving overall economic climate, we shifted the Portfolio from a predominately defensive position to one that reflected a balance of both defensive stocks and those we believed were likely to benefit from a sustained economic recovery. Among defensive areas, we found the greatest number of attractive investment opportunities in consumer staples companies, such as Anheuser-Busch Companies, Inc. and PepsiCo, Inc. These investments generally delivered strong performance in the uncertain market environment that prevailed during the period. We also generated positive returns with investments in a variety of energy companies that benefited from rising oil and gas prices and increasing demand. Among cyclical areas that benefited from improving economic conditions, the Portfolio's best performers included media and entertainment companies, such as Viacom, Inc., which are starting to benefit from a turn in the advertising cycle. The Portfolio also scored successes in the consumer cyclical area, which gained from continued strength in consumer spending. We enhanced returns by increasing the Portfolio's holdings among retailers, such as Target Corporation, Limited Brands, Inc., and Sears, Roebuck and Co.

On the other hand, declines in technology and utilities hurt the Portfolio's performance. Technology holdings, such as Nokia Corporation and Microsoft Corporation slid on the basis of reduced levels of corporate capital spending on technology. Nevertheless, we remained focused on the excellent long-term growth potential of these dominant companies. Most utility stocks suffered in the wake of the collapse of Enron, the energy trading giant. However, the Portfolio's holdings, such as El Paso Corporation and Duke Energy Corporation, have greatly scaled back exposure to the trading business and have valuable hard assets. These companies enjoy relatively strong financial and business positions, with stocks selling at attractively low multiples of earnings.

Looking ahead, we see favorable prospects for growth in the coming months. Signs of recovery abound, accompanied by indications of rising corporate profits and increasing levels of capital spending. Still, the strength and shape of recovery remains in doubt. Accordingly, we favor a balanced investment approach that includes stocks in industry sectors likely to benefit from economic recovery, such as technology and consumer cyclicals, as well as stocks in traditionally defensive sectors, such as consumer staples, beverages, health care and financials. Within these groups, we are focusing on companies that we believe are best positioned to benefit from emerging market conditions. For example, among financials, we are concentrating on brokers and other entities that are likely to perform well in an environment characterized by expanding levels of market activity. In the health care sector, we have increased the Portfolio's exposure to health care service providers and biotech companies, while trimming holdings of major pharmaceutical companies that are being hurt by expiring patents and weak product pipelines.

We remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Microsoft Corp.                    3.19%
                  -------------------------------------------
                  Viacom, Inc.--Class B              3.18%
                  -------------------------------------------
                  Comcast Corp.--Class A             2.38%
                  -------------------------------------------
                  Citigroup, Inc.                    2.12%
                  -------------------------------------------
                  Anheuser-Busch Co., Inc.           1.73%
                  -------------------------------------------
                  AOL Time Warner, Inc.              1.66%
                  -------------------------------------------
                  Exxon Mobil Corp.                  1.61%
                  -------------------------------------------
                  McGraw-Hill Companies, Inc.        1.57%
                  -------------------------------------------
                  Pfizer, Inc.                       1.56%
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   1.45%
                  -------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Communications    19.8%
Industrial        12.0%
Cyclical          12.0%
Financial         17.0%
Non-Cyclical      18.8%
Basic Materials    2.8%
Technology         7.9%
Utilities          1.2%
Energy             8.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                   For the period ended 6/30/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

        Oppenheimer Capital
      Appreciation Portfolio-
              Class B            S&P 500 Index
      -----------------------    -------------
 2/01         $10,000               $10,000
 3/01           8,740                 9,298
 6/01           9,350                 9,842
 9/01           7,750                 8,397
12/01           8,573                 9,295
 3/02           8,314                 9,321
 6/02           7,023                 8,072


          ----------------------------------------------------------------------
                                                     Average Annual Return/2/
                                                  (for the period ended 6/30/02)
          ----------------------------------------------------------------------
                                          1 Year        Since Inception/3/
          ----------------------------------------------------------------------
          Oppenheimer Capital
          Appreciation Portfolio--Class A     --              -17.97%
    --    Class B                         -24.89%             -22.58%
          ----------------------------------------------------------------------
    - -   S&P 500 Index/1/                -17.99%             -14.37%
          ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                   For the period ended 6/30/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Major market trends affecting the Portfolio's performance
Money market returns provided safety and stability in a volatile market environment. Short-term interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Sources of volatility in the broader markets included outrage at accounting and corporate governance scandals among telecom and energy/pipeline companies.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the last several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. To be sure, business investment remained weak, raising doubts about the staying power of the recovery. Still, a rebound in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy provided grounds for optimism.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
The portfolio maintained an attractive rating by holding the highest quality short-term securities. Holdings remained very liquid, which helped to protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

Market/Portfolio Outlook
The 20-year era of disinflation is over. Reflation will dominate over the next several years, amidst a mild recovery, with inflation peaking at 3 to 4 percent. This turning point will prove difficult for financial assets as interest rates will trend higher in a reflationary environment. The cyclical recovery in the U.S. will slow as concerns about corporate governance and accounting issues will discourage a revival in business investment.

We will seek to generate an attractive yield by using high-quality domestic and Yankee commercial paper as core investments; these securities offer higher potential returns than Treasury bills. The Portfolio will focus on top quality short-term issues while investing in liquid securities that provide principal protection for the Portfolio. We will retain a modest allocation to short maturity corporate issues and floating rate notes to enhance portfolio yield; these securities pose minimal interest rate and credit risk.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC

Top Ten Holdings by Market Value
As of 6/30/02

                                                     Percent of
Description                                          Net Assets
---------------------------------------------------------------
Eksportfinans ASA                                       3.79%
---------------------------------------------------------------
CDC Commercial Paper, Inc.                              3.32%
---------------------------------------------------------------
Abbey National Plc                                      3.16%
---------------------------------------------------------------
Pitney Bowes, Inc.                                      3.16%
---------------------------------------------------------------
Lloyds Bank Plc                                         3.16%
---------------------------------------------------------------
Abbott Laboratories                                     3.09%
---------------------------------------------------------------
ABN-AMRO North America Finance, Inc. (1.76%, 8/8/02)    3.00%
---------------------------------------------------------------
Toyota Motor Credit Corp.                               2.95%
---------------------------------------------------------------
E. I. Du Pont de Nemours & Co.                          2.85%
---------------------------------------------------------------
UBS Finance, Inc. (1.77%, 7/30/02)                      2.69%
---------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Commercial Paper                      89.8%
Corporate Notes                       10.1%
U.S. Government & Agency               0.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                   For the period ended 6/30/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   PIMCO Money Market Portfolio, managed by
 Pacific Investment Management Company, LLC, vs. Salomon 3-Month Treasury Bill
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                 Salomon 3-Month          PIMCO Money Market
              Treasury Bill Index/1/      Portfolio Class B
              ----------------------      ------------------
 2/01                $10,000                $10,000
 3/01                 10,060                 10,060
 6/01                 10,168                 10,157
 9/01                 10,260                 10,235
12/01                 10,327                 10,285
 3/02                 10,372                 10,310
 6/02                 10,418                 10,341


    -----------------------------------------------------------------------
                                            Average Annual Return/2/
                                            (for the period ended 6/30/02)
    -----------------------------------------------------------------------
                                            1 Year    Since Inception/3/
    -----------------------------------------------------------------------
    PIMCO Money Market Portfolio--  Class A    --           0.69%
 --                                 Class B  1.82%          2.46%
    -----------------------------------------------------------------------
- - Salomon 3-Month Treasury Bill Index/1/   2.46%          3.00%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Salomon 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                   For the period ended 6/30/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Major market trends affecting the Portfolio's performance
Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Sources of volatility were: outrage at accounting and corporate governance scandals among telecom and energy/pipeline companies; losses in Brazilian bonds amid election-related uncertainty; and a sharp fall in the dollar. Treasuries outpaced corporate bonds and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgages also performed well given their high yields and strong credit quality.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
Anticipating reflation, we targeted near to slightly below-index duration, increased the portfolio's exposure to attractively priced corporates and held top quality emerging market credits. While positioning portfolios early for an expected turn in the economy should pay off in the long run, these strategies detracted from first half returns.

An overweight to short/intermediate maturities helped performance as rates declined most among these issues. A mortgage overweight was positive as this sector modestly outperformed Treasuries on a like-duration basis. While an underweight to corporates was positive, adverse security selection among telecom and energy/pipeline issues strongly detracted from returns. Asset-backed securities were positive as investors sought their strong collateral protection and premium yields. Emerging market bonds detracted from returns as Brazil's problems adversely affected the entire asset class. An increased allocation to developed non-U.S. bonds was modestly negative as the flight to safety caused U.S. interest rates to fall the most.

Market/Portfolio Outlook
A 20-year era of disinflation, driven by forces such as globalization, technological innovation, shrinking government and preemptive central bank tightening, is drawing to a close. Over the next three to five years, reflationary trends will dominate and sustain a mild global recovery, with inflation peaking at 3 to 4 percent in the U.S. This turning point in the economy will prove difficult for financial assets as interest rates trend higher.

The U.S. cyclical recovery will slow in the second half of 2002 as a rebound in business investment, a critical ingredient for sustaining the recovery's pace, fails to materialize. Besides the headwinds of high debt levels, excess capacity and minimal pricing power, companies face grave investor concerns about their corporate governance and accounting practices. This is not an environment that will encourage increased investment. Other sectors of the economy are unlikely to spur growth. The consumer and housing sectors, which never sank into recession last year, will hold steady but not accelerate. Increased government spending will not be enough to offset the impact of a weak corporate sector. The Federal Reserve will not take back its post-September 11 easings while the corporate sector is moribund.

Given our expectations of a reflationary economy with upward pressure on rates, we will limit price risk and take exposures in bonds that offer extra yield with a margin of safety. We will target duration near or slightly below the index and focus on short/intermediate maturities. Among bonds that offer a "spread," or yield premium above Treasuries, investment-grade corporates are an attractive alternative. However, success in this sector will demand selection of stable credits with transparent business models and accounting practices. Mortgages and top-tier emerging market bonds also meet our "safe spread" criteria. Tactical increases in exposure to developed non-U.S. markets, especially the Eurozone, represent an attractive alternative given the compelling relative value offered by these issues.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC

Top Ten Holdings by Market Value
As of 6/30/02

                                                  Percent of
Description                                       Net Assets
------------------------------------------------------------
Federal National Mortgage Assoc. (5.50%, TBA)       11.70%
------------------------------------------------------------
Federal National Mortgage Assoc. (5.50%, TBA)       11.67%
------------------------------------------------------------
Federal Home Loan Bank (1.90%, 2/28/08)              4.40%
------------------------------------------------------------
Republic of Italy (5.75%, 9/15/02)                   4.00%
------------------------------------------------------------
Federal National Mortgage Assoc. (6.50%, 8/25/08)    3.85%
------------------------------------------------------------
Republic of Germany (4.25%, 3/14/03)                 3.39%
------------------------------------------------------------
Republic of Germany (6.00%, 1/4/07)                  3.12%
------------------------------------------------------------
Federal Home Loan Mortgage Corp (6.00%, 11/15/17)    2.74%
------------------------------------------------------------
Federal National Mortgage Assoc. (5.25%, 6/15/06)    2.10%
------------------------------------------------------------
Federal Home Loan Mortgage Corp (6.50%, 2/15/25)     2.03%
------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/02


                                    [CHART]

U.S. Agencies                            55.8%
Asset Backed Securities                   2.4%
Collateralized Mortgage Obligations       7.6%
Foreign Government                       15.3%
Corporate Bonds & Debt Securities        15.0%
Commercial Paper                          0.5%
U.S. Treasuries                           2.4%
Municipals                                1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                   For the period ended 6/30/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                   PIMCO Total Return Portfolio, managed by
Pacific Investment Management Company, LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

               Lehman Brothers      PIMCO Total
          Aggregate Bond Index/1/  Return Portfolio
          -----------------------  ----------------
 2/01             $10,000             $10,000
 3/01              10,082              10,100
 6/01              10,138              10,110
 9/01              10,606              10,640
12/01              10,611              10,669
 3/02              10,622              10,669
 6/02              11,015              11,041



    -----------------------------------------------------------
                                                 Average
                                             Annual Return/2/
                                             (for the period
                                              ended 6/30/02)
    -----------------------------------------------------------
                                                      Since
                                            1 Year Inception/3/
    -----------------------------------------------------------
    PIMCO Total Return Portfolio--Class A    9.30%    8.84%
--  Class B                                  9.20%    7.43%
    Class E                                    --     1.62%
    -----------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/  8.64%    7.25%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                   For the period ended 6/30/02
Managed by PIMCO Equity Advisors

Letter to Policyholders

--------------------------------------------------------------------------------


Tech posts dramatic losses
During the first half of 2002, technology stocks hemorrhaged, completing the giveback of the large gains they made in the fourth quarter of last year. After posting solid relative returns in the first quarter, PIMCO Innovation Portfolio's performance during the second quarter was disappointing, underperforming the NASDAQ Composite Index/1/ and its Lipper Average.

Semiconductor industry exposure provides mixed results
The Portfolio's significant overweighting in semiconductors benefited performance in the first quarter, as investors discounted an economic recovery and bid up these cyclical stocks. However, when signs of an economic recovery did not materialize quickly enough, investors punished cyclical issues, particularly semiconductor stocks, which significantly hurt the Portfolio's performance in the second quarter.

Software stocks also help in first quarter, hinder in second quarter
Similarly, software industry exposure resulted in a boost to performance in the first quarter but a drag on performance in the second quarter. In the first quarter, investors anticipated that Fortune 500 companies would start recommitting dollars to new software projects when they ended their spending freezes and rewarded software stocks. In the second quarter, however, software stocks were hurt by the sluggish economic recovery, as software companies reported that interest levels were increasing, but deal sizes and their ability to close deals were decreasing.

Networking stocks solid
Networking stocks proved to be solid performers in the first half of 2002, as business levels remained stable. Investors were encouraged by an upcoming product upgrade cycle for networking systems. In addition, a few of the strongest companies started gaining market share. Extreme and Foundry both performed relatively well during the period.

Market/Portfolio Outlook
Currently, demand is clearly the biggest issue facing technology vendors. Consequently, it is important to keep an eye on the health of these vendors' customers--corporations. Their health is, in turn, dependent on the health of consumers, which has tapered off over the past few months. If this proves to be a temporary pause, as evidence suggests, then corporate profits could continue their recovery, and spending could recover in aggregate after a few quarters. At that point, tech companies could again enjoy the positive side of their operating leverage.

In this environment, we remain cautiously optimistic. While we do not expect a recovery for tech stocks overnight, we remain confident that these issues offer significant growth potential and will resume their outperformance over the longer-term.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                                             Percent of
Description                                                  Net Assets
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)             4.08%
-----------------------------------------------------------------------
Nokia Oyj (ADR)                                                3.36%
-----------------------------------------------------------------------
Micron Technology, Inc.                                        3.29%
-----------------------------------------------------------------------
Intel Corp.                                                    3.01%
-----------------------------------------------------------------------
Texas Instruments, Inc.                                        2.83%
-----------------------------------------------------------------------
QUALCOMM, Inc.                                                 2.70%
-----------------------------------------------------------------------
Yahoo!, Inc.                                                   2.53%
-----------------------------------------------------------------------
Cisco Systems, Inc.                                            2.40%
-----------------------------------------------------------------------
Microsoft Corp.                                                2.36%
-----------------------------------------------------------------------
Teradyne, Inc.                                                 2.27%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Communications  10.4%
Technology      57.5%
Industrial      29.9%
Non-Cyclical     2.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                   For the period ended 6/30/02
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Innovation Portfolio, managed by
                  PIMCO Equity Advisors vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                             PIMCO Innovation
         S&P 500 Index/3/        Portfolio
         ----------------    ----------------
 2/01       $10,000              $10,000
 3/01         9,298                7,070
 6/01         9,842                7,590
 9/01         8,397                4,210
12/01         9,295                6,160
 3/02         9,321                5,880
 6/02         8,072                3,850


    ------------------------------------------------------------------
                                        Average Annual Return/3/
                                        (for the period ended 6/30/02)
    ------------------------------------------------------------------
                                                          Since
                                        1 Year         Inception/4/
    ------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A -49.08%           -46.67%
--  Class B                             -49.28%           -49.91%
    Class E                                 --            -26.53%
    ------------------------------------------------------------------
- - S&P 500 Index/2/                    -17.99%           -14.37%

    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio
                                                   For the period ended 6/30/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Your equity portfolio underperformed the S&P 500 Index/1/ for the first six months of the year due to weak stock selection in the conglomerates sector. Sector allocations were positive overall.

Stock selection was weakest in conglomerates. Overweighting Tyco International was the largest detractor from results, as the stock lost over 77% of its value in the first six months of 2002. Delays in the IPO of its financial arm, CIT, initially drove the stock lower. Then, a tax evasion scandal involving its former CEO pushed the stock down further. CIT finally spun off for over 50% less than Tyco paid for the unit a year ago.

The consumer staples sector also detracted from results, as the beverage, consumer goods and tobacco industries were among the portfolio's worst performers. In beverage and consumer goods, avoiding Pepsico, Anheuser Busch and Procter & Gamble (P&G) was negative. P&G showed strength after they and Astrazeneca received permission to market an over the counter version of Prilosec. Within Tobacco, overweighting Philip Morris was negative as unfavorable lawsuit decisions spooked investors.

Stock selection was strong within consumer cyclicals, especially in retail. Overweighting TJX Companies produced the second largest performance contributor. The stock advanced early in the year after a 2 for 1 stock split and a 33% dividend increase. The stock advanced further in May, after announcements that cost controls increased net income 19%. Our decision to overweight Lowes and avoid Home Depot paid off. Although both companies released positive results, Home Depot's shares dropped as skeptical investors recognized that most reported net income growth came from cost cutting and not expansion. However, Lowes advanced as much of their growth came from new store expansion, which gave investors more confidence in future growth prospects. Overweighting Limited Brands was positive, based on the continued strength of U.S. retail sales, which buoyed retail stocks during this latest market downturn. Lean inventories have also helped these stocks achieve margin improvements in the past several months. Avoiding AOL Time Warner was positive as the stock continued to lose ground on a poor revenue outlook and continued concerns of the integration of these two companies since their merger.

Stock selection was additionally favorable in the healthcare sector. Healthcare services stocks outperformed, as the industry continues to advance due to favorable pricing power and regulation. HCA, which issued to solid revenue reports and received several favorable analyst upgrades, was one of the largest contributors to results. Avoiding Bristol Myers was also positive, as the stock fell on weak earnings reports due to ineffectiveness of its heart drug Vanlev, and a FDA rejection of a cancer drug produced with partner, ImClone. The company cut its forecast and its debt was also downgraded.

Sector allocations were positive. An underweight to technologies was positive, as the sector has dropped close to 30% so far this year. Overweighting financials, consumer staples and transportation were all positive as these sectors outperformed. This offset the negative impact of underweighting basic materials and capital goods, which outperformed.

As we position the Portfolio, transportation is our largest overweight as we favor prospects for discount airlines. Healthcare stocks remain overweight as we favor the prospects for growth in the health care services industry as we believe it has been grossly undervalued and should benefit from a favorable regulatory environment and strong pricing power. Financials are also overweight where we maintain overweight positions in consumer finance companies as resilient consumer spending will continue to aid these firms.

Putnam Global Equity Research Committee

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Exxon Mobil Corp.                  4.96%
                  -------------------------------------------
                  Microsoft Corp.                    4.33%
                  -------------------------------------------
                  Citigroup, Inc.                    4.22%
                  -------------------------------------------
                  Hewlett-Packard Co.                2.92%
                  -------------------------------------------
                  Intel Corp.                        2.40%
                  -------------------------------------------
                  U.S. Bancorp                       2.38%
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   2.33%
                  -------------------------------------------
                  Johnson & Johnson                  2.10%
                  -------------------------------------------
                  Lowes Co., Inc.                    2.00%
                  -------------------------------------------
                  Philip Morris Co., Inc.            1.96%
                  -------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Cyclical             12.2%
Industrial            9.1%
Non-Cyclical         25.2%
Communications        7.7%
Financial            21.9%
Utilities             3.3%
Basic Materials       2.2%
Energy                8.2%
Technology           10.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio
                                                   For the period ended 6/30/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


       Met/Putnam Research
           Portfolio         S&P 500 Index/1/
       -------------------   ----------------
 2/01      $10,000               $10,000
 3/01        8,350                 9,298
 6/01        9,000                 9,842
 9/01        7,229                 8,397
12/01        8,166                 9,295
 3/02        8,106                 9,321
 6/02        6,991                 8,072










    ---------------------------------------------------
                        Average Annual Return/2/
                        (for the period ended 6/30/02)
    ---------------------------------------------------
                                         Since
                        1 Year        Inception/3/
    ---------------------------------------------------
    Met/Putnam Research
    Portfolio--Class A       --           7.97%
--  Class B             -22.31%         -22.83%
    ---------------------------------------------------
- - S&P 500 Index/1/    -17.99%         -14.37%
    ---------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                   For the period ended 6/30/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



As the economic recovery progressed, the markets remained volatile during the first half of 2002. A pronounced dichotomy between the stock market and the economy developed as psychological factors, fears of terrorism, instability in the Middle East and issues involving corporate accounting practices weighed on investors. This caused the U.S. markets to fall to levels not seen since the aftermath of September 11. The major market indices were down for the year with the Dow Jones Industrial Average/1/ returning -6.91%, the NASDAQ Composite Index/2/ down 24.78% and the S&P 500 Index/3/ falling by 13.16%.

Nevertheless, indications of an economic recovery were prominent with announcements of positive economic data such as low inflation, a strong housing market, increased consumer confidence and spending, and an increase in productivity and manufacturing orders. The Federal Reserve maintained its accommodative stance by leaving the fed funds target rate at 1.75%, its lowest level in 40 years, throughout the first half of the year. Gross domestic product ("GDP") growth was revised upward to 6.1% for the first quarter from the Commerce Department's previous estimate of 5.6%. However, unemployment has increased slightly during the year, and weak capital expenditures by corporations, which economists have identified as a crucial factor in determining the strength of the recovery, have kept economic growth at moderate levels.

Despite the recent divergence between the economy and the financial markets, the overall outlook is encouraging. Inflation remains under control, which will allow the Fed to continue its focus on stimulating the economy, and GDP growth is estimated to be relatively strong in the second quarter at a level between 2% and 3%. The housing sector continues to expand due to the favorable interest rate environment, and the long-term earnings outlook for corporations remains positive. Although the markets may struggle in the near term, the economic recovery is expected to continue through the second half of 2002 with the markets projected to respond accordingly.

Portfolio Overview
Since January 1, 2002, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of -15.56%, compared to its benchmark, the Russell 2000 Index/4/, which posted a return of -4.70%. However, much of the Portfolio's relative underperformance can be attributed to its strong growth bias. The Portfolio outperforms when compared to the Russell 2000 Growth Index/5/, which returned -17.35%.

A large over weight in the Information Technology sector detracted from the Portfolio in the first half of 2002. Managers concentrated positions in the semiconductor & software industries; however, those stocks were hit particularly hard in the first half of the year. Performance was also penalized due to an underweight position in the Financials sector, especially since banks and insurance stocks performed well in the first half of the year. The Portfolio benefited in large part to an underweight in Telecommunications, which was the worst performing sector in the Russell 2000 Index, returning -52.38% for the quarter. Since the beginning of the year Portfolio managers:

    1. Increased positions in Consumer Discretionary, and
    2. Continued to diversify the Portfolio raising the number of stocks to 235 by the end of the first half.

Outlook
Small and mid-sized stocks have historically had the quickest rebounds coming out of recessions, but to date, the recovery has been focused in the small and mid cap value securities. We expect small and mid cap growth to participate as we move forward in the economic recovery. The Met/AIM Small Cap Growth Fund continues to be well positioned for a recovery. Managers remain diversified to lower volatility, but they are positioned offensively to take advantage of the anticipated improvement in the second half of the year.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                              Percent of
Description                                   Net Assets
--------------------------------------------------------
Christopher & Banks Corp.                       1.24%
--------------------------------------------------------
Chico's FAS, Inc.                               0.93%
--------------------------------------------------------
LifePoint Hospitals, Inc.                       0.93%
--------------------------------------------------------
Rent-A-Center, Inc.                             0.85%
--------------------------------------------------------
Sonic Corp.                                     0.83%
--------------------------------------------------------
Patterson-UTI Energy, Inc.                      0.80%
--------------------------------------------------------
Cerner Corp.                                    0.80%
--------------------------------------------------------
Triad Hospitals, Inc.                           0.80%
--------------------------------------------------------
Accredo Health, Inc.                            0.79%
--------------------------------------------------------
Varian, Inc.                                    0.77%
--------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]


Non-Cyclical                 39.4%
Technology                   11.4%
Cyclical                     13.4%
Communications                5.0%
Energy                        6.2%
Industrial                   18.9%
Financial                     4.3%
Basic Materials               1.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                   For the period ended 6/30/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+
                                    [CHART]


                              Met/AIM Small Cap
          Russell 2000 Index  Growth Portfolio
          ------------------  -----------------
10/01            $10,000          $10,000
12/01             11,891           11,890
 3/02             12,365           11,540
 6/02             11,333           10,040


    ----------------------------------------------------------------
                                                Cumulative Return/6/
                                                  (for the period
                                                  ended 6/30/02)
    ----------------------------------------------------------------
                                                Since Inception/7/
    ----------------------------------------------------------------
 -- Met/AIM Small Cap Growth Portfolio--Class A       -15.11%
    Class B                                             0.40%
    Class E                                           -12.91%
    ----------------------------------------------------------------
- - Russell 2000 Index/4/                              13.33%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/7/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                   For the period ended 6/30/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



During the first half of 2002, a large disparity between the U.S. Economy and the U.S. equity markets arose. Signs of an economic recovery ranged from low inflation, a strong housing market, positive consumer confidence and spending, and an increase in manufacturing orders. In contrast, the markets plunged to levels not seen since the aftermath of September 11. Major headlines from several fronts spooked investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. The major market indices were down year to date with the Dow Jones Industrial Average/1/ losing 6.91%, the NASDAQ Composite Index/2/ down 24.78%, and the S&P 500 Index/3 /falling by 13.16%.

The Federal Reserve continued in an accommodative mode leaving the Fed Funds rate at 1.75%, the lowest rate in forty years. Low interest rates created a favorable home buying environment and helped increase the rate of refinancing as well. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending.

Unemployment has increased slightly throughout the year, and weak corporate expenditures have kept economic growth at moderate levels. It appears that corporations will put off hiring and capital expenditures until concrete evidence of recovery is in place.

Positive signs of an economic recovery have continued, although they are not yet reflected in the market. While second quarter economic growth was not as robust as that of the first quarter, the recovery is expected to continue through the second half of 2002.

Portfolio Overview
In the first half of 2002, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of -1.82%, strongly outperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of -5.70%. The Portfolio was largely underweight in the Financials sector, which detracted from performance in the portfolio in the first half of the year. Managers held a relatively neutral position in Health Care, and good stock picking in the sector was a positive contributor to the Portfolio. Stock selection in the Information Technology sector also contributed to the Portfolio's outperformance. An underweight position in the Consumer Discretionary sector along with good stock selection boosted performance relative to the index. Areas of particular strength in the sector were household durable and leisure equipment stocks.

By the end of the first half of 2002, portfolio managers had:

    1. Increased holdings in the Consumer Discretionary & Information Technology sectors, and
    2. Reduced positions in the Energy, Financial & Industrial sectors.

Outlook
Typically, stocks in the mid cap arena are niche players with a more domestic focus, and therefore have strong recovery prospects when markets rebound. Although volatility could linger in the equity markets for some time, the current outlook continues to be favorable as interest rates remain low and the economy continues to recover. We expect U.S. GDP to expand in second half of 2002 and the market to advance in anticipation of this improving environment.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                        Percent of
Description                             Net Assets
--------------------------------------------------
Brunswick Corp.                           2.32%
--------------------------------------------------
Apogent Technologies, Inc.                1.95%
--------------------------------------------------
Computer Associates International, Inc.   1.88%
--------------------------------------------------
Dover Corp.                               1.88%
--------------------------------------------------
Ceridian Corp.                            1.84%
--------------------------------------------------
SPX Corp.                                 1.78%
--------------------------------------------------
IMS Health, Inc.                          1.78%
--------------------------------------------------
Waters Corp.                              1.61%
--------------------------------------------------
Wisconsin Energy Corp.                    1.61%
--------------------------------------------------
Raytheon Co.                              1.60%
--------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]



Non-Cyclical                    29.8%
Industrial                      29.6%
Cyclical                        14.2%
Financial                        7.3%
Technology                       7.3%
Basic Materials                  4.9%
Energy                           2.0%
Utility                          2.0%
Communications                   2.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                   For the period ended 6/30/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Met/AIM Mid Cap Core Equity Portfolio, managed by
          AIM Capital Management, Inc., vs. Russell Mid Cap Index/4/
                           Growth Based on $10,000+
                                    [CHART]

       Russell Mid      Met/AIM Mid Cap
        Cap Index       Equity Portfolio
       -----------      ----------------
10/01    $10,000            $10,000
12/01     11,463             11,026
 3/02     11,950             11,606
 6/02     10,810             10,826



            -------------------------------------------------------------------
                                                           Cumulative Return/5/
                                                             (For the period
                                                             ended 6/30/02)
            -------------------------------------------------------------------
                                                           Since Inception/6/
            -------------------------------------------------------------------
     --     Met/AIM Mid Cap Core Equity Portfolio--Class A        -1.28%
                                                   Class B         8.26%
                                                   Class E        -6.64%

            -------------------------------------------------------------------
    - -     Russell Mid Cap Index/4/                               8.10%

            -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                   For the period ended 6/30/02
Managed by State Street Research & Management Company

Letter to Policyholders

--------------------------------------------------------------------------------



Performance Summary and Review
For the period, the MSCI EAFE Index/1/ returned -1.4% as positive returns in the Pacific Basin and the Far East were offset by poor performance in Europe. Despite our strong selection across several sectors--including Energy and Health Care, our overweight to the poorly performing Technology sector and poor selection in Consumer Discretionary and Industrials more than offset these gains. As a result, the Concentrated International Portfolio marginally lagged the benchmark during the period, returning -4.4%.

Within the Energy sector, the Portfolio was bolstered by strong performing names such as Norsk Hydro and Saipem while the Financial sector was helped by Sweden's Skandinaviska Enskilda Banken AB. Our overweight in Industrial transportation name Volvo AB was additive as it gained over 25%. Conversely, performance was hurt by Financial names such as Mediolanum and Fortis and by Technology holding Sage Group PLC. Also hit hard was the Portfolio's largest holding, Nokia, down almost 50% in the period. The stock was sold off as management repeatedly noted a lack of earnings visibility.

While the Portfolio's country exposures are a result of bottom-up stock selection, the impact of these exposures can meaningfully affect performance versus the benchmark. For the period, our allocation to Canada's Domtar, Inc. was positive as the stock rose over 15%. In addition, the Portfolio's significant underweighting to both France and Germany helped as both countries fell more than 4%. Hong Kong's Cnooc Ltd. rose over 40% for the period. The strongest results in the Portfolio were turned in by Sweden as Volvo AB, Autoliv, Inc. and Skandinaviska Enskilda Banken AB all gained more than 20%. While the Portfolio increased its allocation to Japan throughout the period (moving to neutral), this underweight was a modest drag on results as Japanese stocks rose a healthy 8% on average.

Current Outlook and Portfolio Positioning
We begin the third quarter neutral in Japan and Asia, overweight Canada, and underweight the UK and Europe. We are most overweight in Materials and most underweight in Financials. Our economic outlook has not materially changed over the last six months. We continue to believe that the U.S. will lead a global recovery. Although Japan has posted strong returns over the last few months, we still do not see an improvement in the country's overall economic condition. Exports are the only bright spot and are dependent on U.S. demand. We continue to look for well-managed companies at reasonable valuations through our bottom-up stock picking approach.

We have been increasing investment in both industrial and consumer cyclical stocks as well as selectively adding to defensive names. We have increased our position in media giant British Sky Broadcasting and added to our established position in Invensys in the UK. Although Invensys performed poorly during the quarter, we continue to have faith that management will continue to execute the change agenda they have already set in motion and have added to our position. We also initiated a position in food products provider Groupe Danone. Following several management initiatives, including a joint venture with Coca-Cola to distribute the Dannon brand of bottled water in the U.S., Groupe Danone's earnings should recover from last year's disappointments. The stock, which had traded at a premium valuation, should recover from its current below average valuation. We have decreased our underweight within the Health Care sector by adding Novartis AG and Japanese pharmaceutical names Fujisawa Pharmaceutical and Takeda Chemical. Both companies should benefit from limited generic competition in Japan. We have added Seven-Eleven Japan Co., Ltd., which is expanding its top market share in the convenience store industry and benefiting from improved pricing power as weak rivals close stores. During the period we eliminated positions in BP Plc, Nokia Oyj, Kyocera Corp., Stora Enso Oyj and Vodafone Group Plc.

Eleanor H. Marsh
Portfolio Manager
State Street Research & Management Company

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/02

                                 Percent of
Description                      Net Assets
-------------------------------------------
Domtar, Inc.                       4.91%
-------------------------------------------
Skandinaviska Enskilda Banken AB   3.96%
-------------------------------------------
Volvo AB - Series B                3.94%
-------------------------------------------
Carrefour SA                       3.82%
-------------------------------------------
Autoliv, Inc.                      3.80%
-------------------------------------------
Novartis AG                        3.55%
-------------------------------------------
Tate & Lyle PLC                    3.30%
-------------------------------------------
Seven-Eleven Japan Co., Ltd.       3.29%
-------------------------------------------
CNOOC, Ltd.                        3.28%
-------------------------------------------
Shin-Etsu Chemical Co., Ltd.       3.28%
-------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 6/30/02
                                    [CHART]

United Kingdom   18.3%
Sweden           13.1%
France           10.2%
Switzerland       6.6%
Netherlands       4.5%
Japan            22.8%
Hong Kong         6.5%
Italy             5.4%
Canada            5.5%
Others            7.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                   For the period ended 6/30/02
Managed by State Street Research & Management Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


    State Street Research Concentrated International Portfolio, managed by
       State Street Research & Management Company, vs MSCI EAFE Index/1/
                           Growth Based on $10,000+
                                    [CHART]

                       State Street Research
          MSCI EAFE        Concentrated
          Index/1/     International Portfolio
          ---------    -----------------------
10/01      $10,000           $10,000
12/01       10,391            10,969
 3/02       10,450            10,787
 6/02       10,249            10,484

    -----------------------------------------------------------------
                                            Cumulative Return/2/
                                       (for the period ended 6/30/02)
    -----------------------------------------------------------------
                                             Since Inception/3/
    -----------------------------------------------------------------
--  State Street Research Concentrated
    International Portfolio--Class A               -4.07%
                             Class B                4.84%
                             Class E               -3.18%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/                              2.49%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.
/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/02
Managed by Third Avenue Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------


At Third Avenue Management, LCC we utilize a disciplined bottom-up investment approach to identify securities of companies that are "Safe and Cheap." We define "Safe" as having a strong financial position, including an absence of liabilities, competent management and an understandable business. "Cheap" refers to a security that is trading at a substantial discount to its private market value as either a private business entity or a takeover candidate.

Since May 1, 2002, when the Met Investors Third Avenue Small Cap Value
Portfolio was launched, the equity markets have been declining due to fears of terrorism, weak corporate earnings, accounting scandals and concerns about a potential "double-dip" recession. This environment has created opportunities for us to purchase shares of securities that meet our "Safe and Cheap" criteria.

Specifically, we have been purchasing shares of companies in the battered telecom and semi-conductor equipment industries. In both cases, we believe that the long-term outlook is favorable, although the near-term earnings outlook is dismal. We believe that the prices we are paying (roughly 5 times peak earnings and less than 2 times book value) should result in attractive long-term returns. Additionally, we have been purchasing shares of real estate operating companies at discounts to our estimates of net asset value.

Although the securities that we have been purchasing have not been immune to short-term market depreciation, we believe that the long-term values of these businesses have not been compromised, due to their financial strength and competitive positions. Furthermore, we have been able to add to our holdings at lower prices, which should increase the long-term return on these investments.

We look forward to writing to you again in the Annual Report.

Curtis Jensen
Ian Lapey
Portfolio Manager
Third Avenue Management, LLC

Top Ten Holdings by Market Value
As of 6/30/02

                                              Percent of
Description                                   Net Assets
--------------------------------------------------------
Comverse Technology, Inc.                       6.58%
--------------------------------------------------------
Trammell Crow Co.                               5.69%
--------------------------------------------------------
TriQuint Semiconductor, Inc.                    5.69%
--------------------------------------------------------
Electro Scientific Industries, Inc.             5.63%
--------------------------------------------------------
Credence Systems Corp.                          4.12%
--------------------------------------------------------
LNR Property Corp.                              4.00%
--------------------------------------------------------
Forest City Enterprises, Inc.--Class A          3.62%
--------------------------------------------------------
Geac Computer Corp. Ltd.                        3.35%
--------------------------------------------------------
CIENA Corp.                                     3.12%
--------------------------------------------------------
Makita Corp. ADR                                3.12%
--------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/02

                                    [CHART]

Communications  17.5%
Financial       38.4%
Industrial      35.7%
Technology       8.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/02
Managed by Third Avenue Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management, LLC, vs. Russell 2000 Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                           Third Avenue
         Russell 2000    Small Cap Value
           Index/1/         Portfolio
         ------------    ---------------
5/02        $10,000         $10,000
6/02          9,082           9,240


    --------------------------------------------------------------------
                                               Cumulative Return/2/
                                          (for the period ended 6/30/02)
    --------------------------------------------------------------------
                                                Since Inception/3/
    --------------------------------------------------------------------
--  Third Avenue Small Cap
    Value Portfolio -- Class A                        -7.60%
                       Class B                        -7.60%
    --------------------------------------------------------------------
- - Russell 2000 Value Index/1/                       -9.18%

    --------------------------------------------------------------------


+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Common Stocks - 97.2%
         Aerospace & Defense - 1.1%
         DRS Technologies, Inc.*...................  7,025 $    300,319
         Triumph Group, Inc.*(a)...................  7,722      344,401
         Veridian Corp.*...........................  4,125       93,637
                                                           ------------
                                                                738,357
                                                           ------------
         Apparel Retailers - 0.6%
         Hot Topic, Inc.*(a).......................  8,700      232,377
         Too, Inc.*................................  6,350      195,580
                                                           ------------
                                                                427,957
                                                           ------------
         Automotive - 2.0%
         American Axle & Manufacturing Holdings,
           Inc.*...................................  5,574      165,771
         Monaco Coach Corp.*.......................  9,300      198,090
         National R.V. Holdings, Inc.*(a).......... 19,675      196,750
         Navistar International Corp...............  3,825      122,400
         Oshkosh Truck Corp........................  7,800      461,058
         Superior Industries International, Inc.(a)  4,550      210,437
                                                           ------------
                                                              1,354,506
                                                           ------------
         Banking - 7.4%
         Allegiant Bancorp, Inc....................  1,975       35,886
         American Capital Strategies, Ltd..........  7,725      212,206
         Bank of Hawaii Corp....................... 15,425      431,900
         Banner Corp...............................  9,549      236,338
         City National Corp........................ 17,575      944,656
         Community Bank System, Inc................  3,775      121,744
         Cullen/Frost Bankers, Inc.................  5,600      201,320
         Irwin Financial Corp.(a).................. 15,000      301,500
         Medallion Financial Corp.................. 32,925      173,844
         MicroFinancial, Inc.......................  6,900       53,820
         Net.B@nk, Inc.*........................... 38,630      450,039
         R&G Financial Corp. - Class B.............  9,700      229,987
         Silicon Valley Bancshares*(a).............  8,925      235,263
         Southwest Bancorp. of Texas, Inc.*........  4,500      162,990
         Sterling Bancshares, Inc..................  9,725      143,638
         Waypoint Financial Corp................... 13,775      269,301
         West Coast Bancorp........................ 12,350      211,803
         Westamerica Bancorp.......................  8,875      347,722
         Wintrust Financial Corp.(a)...............  6,412      221,663
                                                           ------------
                                                              4,985,620
                                                           ------------
         Beverages, Food & Tobacco - 1.2%
         J.M. Smucker Co.(a)....................... 17,700      604,101
         Robert Mondavi Corp. - Class A*(a)........  5,165      176,798
                                                           ------------
                                                                780,899
                                                           ------------
         Biotechnology - 1.0%
         Inveresk Research Group, Inc.*............ 11,800      153,518
         Protein Design Labs, Inc.*(a)............. 15,775      171,317
         Transkaryotic Therapies, Inc.*(a).........  9,025      325,351
                                                           ------------
                                                                650,186
                                                           ------------

           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Building Materials - 1.4%
           Elcor Corp............................ 16,775 $    458,796
           Encompass Services Corp.*............. 63,400       36,138
           Omnicare, Inc......................... 16,275      427,382
                                                         ------------
                                                              922,316
                                                         ------------
           Chemicals - 2.2%
           Cytec Industries, Inc.*............... 13,325      418,938
           Lyondell Chemical Co..................  6,200       93,620
           Millennium Chemicals, Inc............. 21,325      299,616
           OM Group, Inc.(a).....................  4,200      260,400
           Solutia, Inc.......................... 21,625      151,808
           Wellman, Inc.......................... 15,771      264,164
                                                         ------------
                                                            1,488,546
                                                         ------------
           Commercial Services - 6.6%
           Administaff, Inc.*(a)................. 39,720      397,200
           Advanced Marketing Services, Inc.(a)..  5,950      108,885
           AMN Healthcare Services, Inc.*(a)..... 13,375      468,259
           CuraGen Corp.*........................ 21,250      119,638
           FreeMarkets, Inc.*(a)................. 15,850      223,960
           Isis Pharmaceuticals, Inc.*(a)........ 20,611      196,011
           ITT Educational Services, Inc.*....... 16,700      364,060
           On Assignment, Inc.*(a)............... 20,850      371,130
           Overture Services, Inc.*(a)...........  8,750      218,575
           Plexus Corp.*(a)...................... 10,450      189,145
           Priceline.com, Inc.*(a)............... 23,075       64,379
           Spherion Corp.*....................... 20,050      238,595
           Stericycle, Inc.*(a)..................  8,338      295,249
           Tier Technologies, Inc. - Class B*.... 16,193      288,559
           Trimeris, Inc.*(a)....................  6,065      269,225
           Waste Connections, Inc.*(a)........... 18,950      591,998
                                                         ------------
                                                            4,404,868
                                                         ------------
           Communications - 1.3%
           Advanced Fibre Communications, Inc.*.. 22,950      379,593
           C-COR.net Corp.*...................... 15,775      110,425
           Crown Castle International Corp.*..... 15,200       59,736
           ECtel, Ltd.*(a)....................... 15,675      181,830
           Harmonic, Inc.*....................... 16,650       60,922
           IDT Corp. - Class B*..................  5,525       88,953
                                                         ------------
                                                              881,459
                                                         ------------
           Computer Software & Processing - 4.4%
           Activision, Inc.*(a)..................  6,675      193,976
           Alliance Data Systems Corp.*..........  7,675      196,096
           Borland Software Corp.*............... 37,775      389,082
           Brooks-PRI Automation, Inc.*(a).......  5,760      147,226
           Computer Programs & Systems, Inc.*....  2,900       62,437
           Embarcadero Technologies, Inc.*(a)....  5,100       31,518
           Espeed, Inc. - Class A*(a)............ 40,650      443,491
           ManTech International Corp. - Class A*  8,850      212,311
           Netegrity, Inc.*...................... 35,550      218,988

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                            Shares    (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - continued
          NetIQ Corp.*(a).......................   4,600 $    104,098
          Plumtree Software, Inc.*(a)...........  18,575       92,504
          Precise Software Solutions, Ltd.*(a)..  51,788      494,575
          SeeBeyond Technology Corp.*...........  39,875      123,613
          Source Information Management Co.*(a).  19,375      106,563
          Witness Systems, Inc.*................  17,200      126,936
                                                         ------------
                                                            2,943,414
                                                         ------------
          Computers & Information - 1.3%
          CACI International, Inc. - Class A*...   8,175      312,203
          Maxtor Corp.*.........................  50,650      228,938
          Mercury Computer Systems, Inc.*.......   5,516      114,181
          SanDisk Corp.*(a).....................   6,775       84,010
          SRA International, Inc. - Class A*(a).   2,800       75,544
          Synaptics, Inc.*(a)...................  11,540       87,012
                                                         ------------
                                                              901,888
                                                         ------------
          Containers & Packaging - 1.2%
          Crown Cork & Seal Co., Inc.(a)........ 122,625      839,981
                                                         ------------
          Cosmetics & Personal Care - 0.8%
          Alberto Culver Co. - Class B(a).......  11,350      542,530
                                                         ------------
          Electric Utilities - 2.4%
          ALLETE, Inc...........................  16,350      443,085
          Cleco Corp............................  23,216      508,430
          Sierra Pacific Resources(a)...........  82,725      645,255
                                                         ------------
                                                            1,596,770
                                                         ------------
          Electrical Equipment - 0.7%
          Capstone Turbine Corp.*...............  23,650       39,259
          Regal-Beloit Corp.....................  12,400      301,444
          REMEC, Inc.*(a).......................  22,600      126,786
                                                         ------------
                                                              467,489
                                                         ------------
          Electronics - 3.5%
          ANADIGICS, Inc.*(a)...................   9,375       77,250
          ATMI, Inc.*(a)........................  11,075      247,748
          Exar Corp.*(a)........................  18,800      370,736
          hi/fn, Inc.*..........................  17,025      111,514
          InVision Technologies, Inc.*(a).......   8,875      214,420
          Kopin Corp.*..........................  23,209      153,179
          Lattice Semiconductor Corp.*(a).......  38,725      338,456
          LTX Corp.*(a).........................   3,700       52,836
          Monolithic System Technology, Inc.*(a)  12,400      138,880
          Oak Technology, Inc.*.................   6,250       28,313
          OSI Systems, Inc.*(a).................   9,308      184,578
          Photronics, Inc.*(a)..................   9,750      184,665
          Power-One, Inc.*(a)...................  32,800      204,016
          Stratos Lightwave, Inc.*..............  39,225       62,760
                                                         ------------
                                                            2,369,351
                                                         ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Entertainment & Leisure - 2.5%
         Concord Camera Corp.*..................... 22,200 $    113,242
         JAKKS Pacific, Inc.*(a)................... 19,825      351,101
         NetFlix, Inc.*(a).........................  5,800       81,142
         Penn National Gaming, Inc.*(a)............ 18,700      339,405
         Scientific Games Corp. - Class A*......... 40,925      324,944
         Six Flags, Inc.*(a)....................... 26,125      377,506
         WMS Industries, Inc.*(a)..................  9,275      113,619
                                                           ------------
                                                              1,700,959
                                                           ------------
         Financial Services - 3.9%
         Allied Capital Corp.(a)...................  9,550      216,308
         American Home Mortgage Holdings, Inc.(a).. 18,175      227,006
         Ameritrade Holding Corp. - Class A*....... 51,600      236,328
         Annaly Mortgage Management, Inc...........  8,925      173,145
         Doral Financial Corp...................... 17,725      591,838
         Federal Agricultural Mortgage Corp. -
           Class C*(a).............................  8,625      230,287
         Gladstone Capital Corp.(a)................  8,675      156,584
         LendingTree, Inc.*(a)..................... 25,975      330,142
         New Century Financial Corp.(a)............  5,825      203,700
         Ocwen Financial Corp.*.................... 45,700      251,350
                                                           ------------
                                                              2,616,688
                                                           ------------
         Forest Products & Paper - 2.4%
         Aracruz Celulose S.A. (ADR)(a)............ 16,800      336,000
         Buckeye Technologies, Inc.*(a)............ 38,725      379,505
         Caraustar Industries, Inc.(a)............. 37,275      465,192
         Domtar, Inc. (Canada).....................    850       10,013
         Universal Forest Products, Inc............ 19,125      447,907
                                                           ------------
                                                              1,638,617
                                                           ------------
         Health Care Products - 2.5%
         Advanced Neuromodulation Systems, Inc.*(a)  2,800       85,400
         August Technology Corp.*.................. 18,200      179,998
         BioSphere Medical, Inc.*.................. 11,100       42,735
         Coherent, Inc.*........................... 15,625      468,594
         Conceptus, Inc.*.......................... 11,650      192,108
         CTI Molecular Imaging, Inc.*..............  4,875      111,832
         i-STAT Corp.*(a).......................... 20,650       73,514
         Integra LifeSciences Holdings*(a).........  8,100      176,175
         Priority Healthcare Corp. - Class B*......  4,575      107,513
         Techne Corp.*(a)..........................  9,400      265,268
                                                           ------------
                                                              1,703,137
                                                           ------------
         Health Care Providers & Services - 2.4%
         Accredo Health, Inc.*(a)..................  4,400      203,016
         American Healthways, Inc.*(a).............  6,011      106,996
         Centene Corp.*............................ 10,325      319,869
         LifePoint Hospitals, Inc.*(a).............  9,650      350,391
         Odyssey Healthcare, Inc.*(a)..............  5,108      185,165
         Triad Hospitals, Inc.*(a).................  9,900      419,562
                                                           ------------
                                                              1,584,999
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Heavy Machinery - 3.9%
        Applied Industrial Technologies, Inc....... 22,825 $    445,088
        Asyst Technologies, Inc.*(a)............... 13,575      276,251
        Flowserve Corp.*........................... 30,375      905,175
        IDEX Corp.................................. 13,375      448,062
        W-H Energy Services, Inc.*.................  7,450      165,092
        WD-40 Co.(a)............................... 13,325      369,902
                                                           ------------
                                                              2,609,570
                                                           ------------
        Home Construction, Furnishings & Appliances - 0.8%
        Herman Miller, Inc......................... 15,125      307,037
        York International Corp....................  7,025      237,375
                                                           ------------
                                                                544,412
                                                           ------------
        Household Products - 1.3%
        Furniture Brands International, Inc.*......  6,350      192,088
        Yankee Candle Co., Inc.*(a)................ 24,150      654,223
                                                           ------------
                                                                846,311
                                                           ------------
        Industrial - Diversified - 1.3%
        Symyx Technologies, Inc.*(a)............... 17,475      243,252
        Valmont Indusries, Inc..................... 32,575      662,250
                                                           ------------
                                                                905,502
                                                           ------------
        Insurance - 3.8%
        HCC Insurance Holdings, Inc.(a)............ 11,325      298,414
        Hooper Holmes, Inc......................... 52,553      420,424
        Protective Life Corp.(a)................... 20,000      662,000
        Scottish Annuity & Life Holdings, Ltd......  9,375      178,875
        StanCorp Financial Group, Inc..............  9,000      499,500
        W.R. Berkley Corp..........................  9,175      504,625
                                                           ------------
                                                              2,563,838
                                                           ------------
        Lodging - 0.3%
        Station Casinos, Inc.*(a).................. 10,800      192,780
                                                           ------------
        Media - Broadcasting & Publishing - 2.2%
        Cablevision Systems Corp. - Rainbow Media
          Group*(a)................................ 11,775      103,031
        Crown Media Holdings, Inc. - Class A*(a)... 11,950       94,286
        Hearst-Argyle Television, Inc.*............ 18,875      425,631
        Information Holdings, Inc.*................  6,975      170,190
        Insight Communications Co., Inc. - Class A* 31,600      370,668
        Journal Register Co.*...................... 14,625      293,963
                                                           ------------
                                                              1,457,769
                                                           ------------
        Metals - 1.6%
        Liquidmetal Technologies*(a)...............  3,500       40,600
        Mueller Industries, Inc.*.................. 16,000      508,000
        Reliance Steel & Aluminum Co............... 16,925      516,213
                                                           ------------
                                                              1,064,813
                                                           ------------

      -------------------------------------------------------------------
      Security                                                  Value
      Description                                     Shares   (Note 2)
      -------------------------------------------------------------------

      Miscellaneous Manufacturing - 1.0%
      Actuant Corp. - Class A........................  9,509 $    392,246
      Applied Films Corp.*(a)........................  8,050       89,838
      Armor Holdings, Inc.*(a).......................  6,250      159,375
                                                             ------------
                                                                  641,459
                                                             ------------
      Office Equipment - 0.6%
      Global Imaging Systems, Inc.*.................. 21,300      404,487
                                                             ------------
      Oil & Gas - 5.8%
      Atmos Energy Corp.............................. 29,600      693,824
      Chesapeake Energy Corp.*(a).................... 82,275      592,380
      Energen Corp...................................  5,100      140,250
      Global Industries, Ltd.*....................... 32,300      225,777
      Gulf Island Fabrication, Inc.*................. 10,225      187,527
      Hanover Compressor Co.*(a).....................  9,050      122,175
      Lone Star Technologies, Inc.*(a)............... 13,575      310,867
      Premcor, Inc.*................................. 13,425      345,291
      Spinnaker Exploration Co.*..................... 20,950      754,619
      Stone Energy Corp.*(a).........................  8,950      360,237
      Westport Resources Corp.*(a)...................  3,635       59,614
      Willbros Group, Inc.*..........................  5,650       96,050
                                                             ------------
                                                                3,888,611
                                                             ------------
      Pharmaceuticals - 3.7%
      Abgenix, Inc.*(a)..............................  3,000       29,400
      Amylin Pharmaceuticals, Inc.*(a)............... 15,850      173,399
      AtheroGenics, Inc.*(a)......................... 12,222       87,632
      BioMarin Pharmaceutical, Inc.*................. 10,300       53,756
      Charles River Laboratories Intl., Inc.*(a)..... 13,275      465,289
      First Horizon Pharmaceutical Corp.*(a)......... 13,722      283,908
      La Jolla Pharmaceutical Co.*................... 17,300      108,125
      Ligand Pharmaceuticals, Inc. - Class B*(a)..... 12,875      186,687
      Neurocrine Biosciences, Inc.*(a)............... 20,225      579,446
      Scios, Inc.*(a)................................  9,625      294,621
      Taro Pharmaceutical Industries, Ltd. (Israel) -
         Class A*(a)................................. 10,425      255,621
                                                             ------------
                                                                2,517,884
                                                             ------------
      Real Estate - 7.5%
      America First Mortgage Investments, Inc. (REIT) 18,125      178,531
      Anworth Mortgage Asset Corp. (REIT)(a)......... 10,800      151,092
      CarrAmerica Realty Corp. (REIT)................  4,275      131,884
      Centerpoint Properties Corp. (REIT)............  9,682      561,653
      Chelsea Property Group, Inc. (REIT)............  5,125      171,431
      Cousins Properties, Inc. (REIT)(a)............. 22,039      545,686
      Developers Diversified Realty Corp. (REIT).....  5,800      130,500
      FBR Asset Investment Corp. (REIT)..............  9,615      320,660
      General Growth Properties, Inc. (REIT)(a)...... 12,380      631,380
      Highwoods Properties, Inc. (REIT)..............  4,950      128,700
      Home Properties of New York, Inc. (REIT).......  4,000      151,760
      Mission West Properties, Inc. (REIT)........... 15,510      189,067
      Post Properties, Inc. (REIT)...................  5,225      157,586

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -------------------------------------------------------------

         Real Estate - continued
         Prentiss Properties Trust (REIT)......... 18,003 $    571,595
         United Dominion Realty Trust, Inc. (REIT) 24,360      383,670
         Ventas, Inc. (REIT)...................... 12,769      162,805
         Weingarten Realty Investors (REIT)....... 13,278      470,041
                                                          ------------
                                                             5,038,041
                                                          ------------
         Restaurants - 1.4%
         AFC Enterprises, Inc.*................... 20,250      632,812
         CEC Entertainment, Inc.*.................  8,225      339,693
                                                          ------------
                                                               972,505
                                                          ------------
         Retailers - 4.9%
         1-800-FLOWERS.COM, Inc. - Class A*....... 29,650      330,894
         Alloy Online, Inc.*(a)................... 29,400      424,536
         Big 5 Sporting Goods Corp.*.............. 15,300      218,637
         Duane Reade, Inc.*(a).................... 14,425      491,171
         GameStop Corp. - Class A*................ 16,150      338,989
         Linens 'n Things, Inc.*(a)............... 14,000      459,340
         Lithia Motors, Inc. - Class A*........... 13,300      358,036
         Pier 1 Imports, Inc......................  2,075       43,575
         School Specialty, Inc.*(a)............... 16,925      449,528
         Ultimate Electronics, Inc.*(a)...........  5,600      145,096
                                                          ------------
                                                             3,259,802
                                                          ------------
         Telephone Systems - 0.4%
         Boston Communications Group, Inc.*....... 16,650      133,866
         ITXC Corp.*(a)........................... 28,917      150,658
                                                          ------------
                                                               284,524
                                                          ------------
         Textiles, Clothing & Fabrics - 2.3%
         Genesco, Inc.*(a)........................  7,500      182,625
         Mohawk Industries, Inc.*(a)..............  9,345      574,998
         Skechers U.S.A., Inc. - Class A*(a)...... 17,885      386,495
         Tommy Hilfiger Corp.*(a)................. 26,225      375,542
                                                          ------------
                                                             1,519,660
                                                          ------------
         Transportation - 1.6%
         Arkansas Best Corp.*..................... 18,825      479,661
         GATX Corp.(a)............................ 12,775      384,528
         Werner Enterprises, Inc..................  9,108      194,091
                                                          ------------
                                                             1,058,280
                                                          ------------
         Total Common Stocks (Cost $67,998,351)             65,310,785
                                                          ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 28.9%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/28/02 at 0.25% to
       be repurchased at $267,006 on
       07/01/02 collateralized by $275,000
       USTB 0.00% due 09/19/02 with a value
       of $273,969............................... $   267,000 $    267,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  19,132,062   19,132,062
                                                              ------------
     Total Short-Term Investments
     (Cost $19,399,062)                                         19,399,062
                                                              ------------

     TOTAL INVESTMENTS - 126.1%
     (Cost $87,397,413)                                         84,709,847

     Other Assets and Liabilities (net) - (26.1%)              (17,543,329)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 67,166,518
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bill

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Domestic Bonds & Debt Securities - 94.8%
       Aerospace & Defense - 0.1%
       Northrop Grumman Corp. 7.750%, due
         02/15/31................................ $   55,000 $     60,172
       Raytheon Co. 6.550%, due 03/15/10.........    125,000      129,308
                                                             ------------
                                                                  189,480
                                                             ------------
       Agricultural Machinery - 0.1%
       Lockheed Martin Corp. 8.500%, due
         12/01/29................................    100,000      121,063
                                                             ------------
       Asset Backed Securities - 6.3%
       AmeriCredit Auto Receivable Trust 1999-B
         A4 5.960%, due 03/12/06.................  1,777,016    1,818,783
       Citibank Credit Card Master Trust
        5.500%, due 08/15/02.....................    360,000      374,769
        6.150%, due 09/10/02.....................  1,230,000    1,282,373
       Daimler Chrysler Auto Trust 6.160%, due
         01/08/06................................  3,000,000    3,158,477
       Fleet Credit Card Master Trust 7.020%, due
         02/15/08................................    340,000      370,331
       Lehman Brothers, Inc. TRAINS
        6.858%, due 07/15/02 (144A)(b)(f)........    615,600      633,396
        5.996%, due 07/25/02 (144A)(b)(f)........    311,440      316,394
       Peco Energy Transition Trust 5.800%, due
         03/01/07................................    500,000      524,846
       UBS PFD Funding Trust 8.622%, due
         10/01/10^...............................    410,000      470,570
                                                             ------------
                                                                8,949,939
                                                             ------------
       Automotive - 1.7%
       Daimler Chrysler North America Holdings
         8.500%, due 01/18/31....................    185,000      205,108
       Ford Motor Credit Co.
        7.875%, due 06/15/10.....................  1,020,000    1,067,922
        7.375%, due 02/01/11.....................    315,000      319,563
       General Motors Corp.
        7.200%, due 01/15/11.....................    555,000      566,121
        6.875%, due 09/15/11.....................    275,000      273,484
                                                             ------------
                                                                2,432,198
                                                             ------------
       Banking - 4.8%
       Abbey National Capital Trust I 8.963%, due
         06/30/30................................    325,000      376,479
       Bank of America Corp. 7.400%, due
         01/15/11................................    535,000      586,870
       Bank One Capital III 8.750%, due
         09/01/30................................    195,000      230,148
       BNP Paribas Capital Trust 9.003%, due
         10/30/10 (144A)(b)^.....................    355,000      415,031
       Dresdner Funding Trust I 8.151%, due
         06/30/31 (144A)(b)......................    260,000      281,705

       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Banking - continued
       First Union National Bank 7.800%, due
         08/18/10............................... $  485,000 $    543,690
       Fleet Boston Corp. 7.375%, due
         12/01/09...............................    125,000      135,827
       Fleet Capital Ltd. 7.920%, due
         12/11/26(a)............................    225,000      237,326
       Household Finance Corp.
        6.750%, due 05/15/11....................    395,000      389,407
        7.000%, due 05/15/12....................    370,000      368,559
       HSBC Capital Funding LP
        10.176%, due 06/30/30 (144A)(b)+........    100,000      128,415
        9.547%, due 06/30/10 (144A)(b)+.........    210,000      247,459
       ING Capital Funding Trust III 8.439%, due
         12/29/49...............................    435,000      485,920
       NiSource Finance Corp. 7.875%, due
         11/15/10...............................    150,000      155,262
       Suntrust Bank 6.375%, due 04/01/11.......    205,000      213,492
       U.S. Bank NA 6.375%, due 08/01/11........    185,000      192,540
       Wachovia Corp. 6.700%, due 06/21/04......  1,500,000    1,591,798
       Washington Mutual Bank FA 6.875%, due
         06/15/11...............................    215,000      226,304
                                                            ------------
                                                               6,806,232
                                                            ------------
       Beverages, Food & Tobacco - 0.4%
       Kellogg Co. 6.600%, due 04/01/11.........    210,000      220,564
       Kraft Foods, Inc. 6.250%, due 06/01/12...    140,000      144,524
       Smithfield Foods, Inc. 7.625%, due
         02/15/08(a)............................    175,000      175,437
                                                            ------------
                                                                 540,525
                                                            ------------
       Chemicals - 0.1%
       Lyondell Chemical Co. 11.125%, due
         07/15/12...............................    140,000      139,650
                                                            ------------
       Collateralized Mortgage Obligations - 8.3%
       Credit Suisse First Boston Mortgage
         Securities Corp.
        5.435%, due 08/15/02(d).................  2,800,000    2,774,363
        6.380%, due 03/18/03(d).................    175,000      183,877
        7.290%, due 09/15/41(d).................  3,070,000    3,401,353
        7.545%, due 04/14/62(d).................  2,000,000    2,247,436
       First Union-Lehman Brothers Commercial
         Mortgage Trust 6.600%, due
         11/18/29(d)............................    240,000      255,140
       Morgan Stanley Dean Witter Capital I
         6.390%, due 10/15/35(d)................  2,800,000    2,944,648
                                                            ------------
                                                              11,806,817
                                                            ------------
       Commercial Services - 0.1%
       Iron Mountain, Inc. 8.625%, due
         04/01/13...............................    120,000      123,300
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                    Par       Value
        Description                                Amount    (Note 2)
        ---------------------------------------------------------------

        Communications - 0.3%
        Cingular Wireless 6.500%, due 12/15/11
          (144A)(b).............................. $140,000 $    130,590
        Nextel Communications, Inc.
         9.375%, due 11/15/09(a).................  110,000       56,100
         9.500%, due 02/01/11....................   60,000       29,700
        Tele-Communications TCI Group 7.875%,
          due 02/15/26...........................  320,000      285,094
                                                           ------------
                                                                501,484
                                                           ------------
        Containers - 0.1%
        Owens-Brockwa Glass Container 8.875%,
          due 02/15/09 (144A)(b).................  125,000      125,625
                                                           ------------
        Electric Services - 0.4%
        Dominion Resources, Inc., Series A
          8.125%, due 06/15/10...................  335,000      376,881
        Oncor Electric Delivery Co. 6.375%, due
          05/01/12 (144A)(b).....................  170,000      174,985
                                                           ------------
                                                                551,866
                                                           ------------
        Electric Utilities - 1.1%
        Calpine Corp.
         8.625%, due 08/15/10....................  110,000       72,050
         8.500%, due 02/15/11(a).................   70,000       47,250
        Constellation Energy Group, Inc. 7.000%,
          due 04/01/12...........................  250,000      261,544
        Duke Energy Corp. 6.250%, due
          01/15/12...............................  115,000      117,522
        FirstEnergy Corp., Series B 6.450%, due
          11/15/11...............................  100,000       97,291
        MidAmerican Energy Holdings Co. 6.750%,
          due 12/30/31...........................  115,000      112,979
        Progress Energy, Inc. 6.850%, due
          04/15/12...............................  290,000      302,663
        PSE&G Power LLC 7.750%, due
          04/15/11...............................  170,000      180,004
        TXU Corp., Series J 6.375%, due
          06/15/06...............................  130,000      133,845
        Xcel Energy, Inc. 7.000%, due 12/01/10...  275,000      250,501
                                                           ------------
                                                              1,575,649
                                                           ------------
        Entertainment & Leisure - 0.0%
        Six Flags, Inc. 8.875%, due 02/01/10.....   65,000       65,000
                                                           ------------
        Environmental Controls - 0.1%
        Allied Waste North America, Inc. 10.000%,
          due 08/01/09...........................  130,000      128,385
                                                           ------------
        Financial Services - 2.1%
        CIT Group, Inc. 7.750%, due 04/02/12.....  460,000      453,599
        Citigroup, Inc. 7.250%, due 10/01/10.....  740,000      806,745
        Credit Suisse First Boston USA, Inc.
         6.125%, due 11/15/11....................   20,000       19,682
         6.500%, due 01/15/12....................  155,000      156,490

       ------------------------------------------------------------------
       Security                                       Par       Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       General Electric Capital Corp., Series A
         5.875%, due 02/15/12...................... $680,000 $    674,689
       Goldman Sachs Group, Inc. 6.600%, due
         01/15/12..................................  175,000      178,570
       Morgan Stanley Dean Witter & Co. 6.750%,
         due 04/15/11..............................  460,000      473,978
       National Rural Utilities Cooperative Finance
         Corp. 6.000%, due 05/15/06................   95,000       97,686
        7.250%, due 03/01/12.......................  125,000      133,215
                                                             ------------
                                                                2,994,654
                                                             ------------
       Food Retailers - 0.7%
       Ahold Finance USA, Inc. 6.875%, due
         05/01/29..................................   40,000       37,758
       Albertson's, Inc. 7.500%, due 02 /15/11.....   80,000       87,384
       ConAgra Foods, Inc. 6.750%, due
         09/15/11..................................  125,000      132,128
       Fleming Companies, Inc. 9.250%, due
         06/15/10..................................  140,000      138,600
       Ingles Markets, Inc. 8.875%, due
         12/01/11..................................  125,000      125,000
       Kroger Co. 7.250%, due 06/01/09.............  135,000      145,679
       Safeway, Inc. 6.500%, due 03/01/11(a).......  280,000      288,969
                                                             ------------
                                                                  955,518
                                                             ------------
       Forest Products & Paper - 0.4%
       International Paper Co. 6.750%, due
         09/01/11..................................  210,000      219,075
       MeadWestvaco Corp. 6.850%, due
         04/01/12..................................  110,000      115,691
       Stone Container Corp. 9.750%, due
         02/01/11..................................   40,000       43,000
       Westvaco Corp. 8.200%, due 01/15/30.........   20,000       22,499
       Weyerhaeuser Co. 6.750%, due 03/15/12
         (144A)(b).................................  225,000      233,405
                                                             ------------
                                                                  633,670
                                                             ------------
       Health Care Providers & Services - 0.1%
       Tenet Healthcare Corp. 6.375%, due
         12/01/11..................................  165,000      167,317
                                                             ------------
       Home Construction, Furnishings & Appliances - 0.2%
       Beazer Homes USA, Inc. 8.375%, due
         04/15/12 (144A)(b)........................  125,000      126,875
       D.R. Horton, Inc.
        9.750%, due 09/15/10.......................  105,000      109,200
        8.500%, due 04/15/12 (144A)(b).............   65,000       65,569
                                                             ------------
                                                                  301,644
                                                             ------------
       Insurance - 0.1%
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11.......................   55,000       56,120
        5.900%, due 07/01/12.......................   60,000       59,525
                                                             ------------
                                                                  115,645
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                    Par       Value
        Description                                Amount    (Note 2)
        ---------------------------------------------------------------

        Lodging - 0.3%
        Felcor Lodging LP 9.500%, due
          09/15/08............................... $125,000 $    127,500
        MGM Mirage, Inc. 8.375%, due
          02/01/11...............................  145,000      146,450
        Starwood Hotels & Resorts Worldwide, Inc.
          7.875%, due 05/01/12 (144A)(b).........  140,000      137,900
                                                           ------------
                                                                411,850
                                                           ------------
        Media - Broadcasting & Publishing - 0.8%
        AOL Time Warner, Inc. 7.625%, due
          04/15/31...............................  365,000      320,447
        Charter Communications Holdings
          11.125%, due 01/15/11..................   35,000       24,325
        Clear Channel Communications, Inc.
          7.650%, due 09/15/10...................   80,000       81,915
        Comcast Cable Communications 7.125%,
          due 06/15/13...........................  130,000      117,371
        Cox Communications, Inc. 7.750%, due
          11/01/10...............................  180,000      171,461
        EchoStar DBS Corp.
          9.125%, due 01/15/09 (144A)(b).........   15,000       13,800
         9.375%, due 02/01/09....................   80,000       74,400
        Fox Liberty Networks LLC 8.875%, due
          08/15/07...............................  250,000      258,750
        Mediacom LLC 9.500%, due 01/15/13........   20,000       17,400
        News America Holdings, Inc. 8.250%, due
          08/10/18...............................  110,000      112,501
                                                           ------------
                                                              1,192,370
                                                           ------------
        Metals - 0.1%
        AK Steel Corp. 7.750%, due 06/15/12
          (144A)(b)..............................  140,000      139,300
                                                           ------------
        Oil & Gas - 2.0%
        Amerada Hess Corp. 7.875%, due
          10/01/29...............................  195,000      213,699
        Anadarko Finance Co., Series B 7.500%,
          due 05/01/31...........................   85,000       90,943
        Apache Corp. 7.700%, due 03/15/26........  155,000      173,957
        Chesapeake Energy Corp. 8.125%, due
          04/01/11...............................   40,000       39,500
        Devon Financing Corp. ULC 7.875%, due
          09/30/31...............................   80,000       85,564
        Dynegy, Inc. 6.875%, due 07/15/02(a).....  200,000      194,002
        Lasmo (USA), Inc. 7.300%, due
          11/15/27...............................  200,000      217,365
        Occidental Petroleum Corp. 6.750%, due
          01/15/12...............................  145,000      152,689
        Sonat, Inc. 7.625%, due 07/15/11.........  335,000      330,278
        Texaco Capital, Inc. (The) 5.500%, due
          01/15/09...............................  220,000      224,633
        Tosco Corp. 8.125%, due 02/15/30.........  530,000      625,530

        ---------------------------------------------------------------
        Security                                    Par       Value
        Description                                Amount    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Transocean Sedco Forex, Inc. 7.500%, due
          04/15/31............................... $240,000 $    252,430
        Valero Energy Corp. 6.875%, due
          04/15/12...............................  225,000      231,616
                                                           ------------
                                                              2,832,206
                                                           ------------
        Real Estate - 0.2%
        Host Marriott LP (REIT) 9.500%, due
          01/15/07 (144A)(b).....................   95,000       96,306
        Ventas Realty LP (REIT) 8.750%, due
          05/01/09 (144A)(b).....................  150,000      152,250
                                                           ------------
                                                                248,556
                                                           ------------
        Restaurants - 0.1%
        Tricon Global Restaurants, Inc. 8.875%,
          due 04/15/11...........................  125,000      133,125
                                                           ------------
        Retailers - 0.4%
        Federated Department Stores, Inc. 6.300%,
          due 04/01/09...........................  245,000      249,415
        Lowe's Co., Inc.
          7.500%, due 12/15/05...................  230,000      251,637
         6.875%, due 02/15/28....................   65,000       65,570
                                                           ------------
                                                                566,622
                                                           ------------
        Telephone Systems - 0.9%
        AT&T Corp. 6.500%, due 03/15/29..........  280,000      193,783
        AT&T Wireless Services, Inc.
          7.875%, due 03/01/11...................  285,000      230,608
         8.125%, due 05/01/12....................   50,000       40,848
         8.750%, due 03/01/31....................   55,000       42,586
        Qwest Capital Funding, Inc. 7.000%, due
          08/03/09...............................  135,000       75,600
        Sprint Capital Corp.
          7.625%, due 01/30/11...................  325,000      258,957
         8.375%, due 03/15/12 (144A)(b)..........  160,000      132,758
        Verizon Global Funding Corp. 7.750%, due
          12/01/30...............................  255,000      246,754
                                                           ------------
                                                              1,221,894
                                                           ------------
        Transportation - 0.6%
        Burlington Northern Santa Fe Corp.
          6.750%, due 07/15/11...................  130,000      136,673
         7.082%, due 05/13/29....................  105,000      107,635
        CSX Corp. 6.300%, due 03/15/12...........  180,000      183,441
        Norfolk Southern Corp.
          6.750%, due 02/15/11...................   60,000       63,698
         7.800%, due 05/15/27....................  100,000      111,338
        Union Pacific Corp.
          6.500%, due 04/15/12...................  170,000      177,932
         6.625%, due 02/01/29....................   70,000       68,071
                                                           ------------
                                                                848,788
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                               Par         Value
          Description                           Amount      (Note 2)
          ------------------------------------------------------------

          U.S. Government Agency - 0.9%
          Federal National Mortgage Assoc.
           6.625%, due 11/15/10(d)........... $    20,000 $     21,802
           7.125%, due 01/15/30(a)...........     777,000      872,880
           6.625%, due 11/15/30(d)...........     335,000      354,854
                                                          ------------
                                                             1,249,536
                                                          ------------
          U.S. Government Agency Mortgage Backed Securities - 39.6%
          Federal Home Loan Mortgage Corp.
           8.000%, due 09/01/08..............       6,421        6,663
           5.750%, due 01/15/12(a)...........     130,000      133,808
           9.500%, due 04/01/19..............      17,385       19,307
           9.000%, due 06/01/19..............       5,972        6,580
           6.000%, due 12/01/31(d)...........  11,297,589   11,291,830
           6.500%, due 12/01/31(d)...........   2,446,706    2,500,439
           6.500%, due 01/01/32(d)...........   1,399,584    1,430,321
                                                          ------------
                                                            15,388,948
                                                          ------------
          Federal National Mortgage Assoc.
           6.000%, due 12/01/16(d)...........   4,805,947    4,910,759
           8.500%, due 07/01/19(d)...........      11,869       12,603
           7.000%, due 06/01/28..............     545,290      566,297
           7.000%, due 08/01/28..............     294,322      305,661
           7.000%, due 09/01/28..............     491,385      510,666
           6.000%, due 04/01/31..............     595,781      595,264
           6.000%, due 05/01/31..............     572,194      571,698
           6.000%, due 05/01/31..............     302,512      302,249
           6.000%, due 05/01/31..............     536,133      535,669
           6.000%, due 06/01/31..............     703,225      702,615
           6.000%, due 07/01/31..............     714,492      713,873
           6.000%, due 07/01/31..............      42,832       42,866
           7.000%, due 08/01/31(d)...........   5,348,449    5,546,838
           6.000%, due 10/01/31..............      54,876       54,828
           6.000%, due 11/01/31..............      28,487       28,463
           6.000%, due 11/01/31..............     102,354      102,265
           6.000%, due 11/01/31..............     504,852      504,415
           6.000%, due 12/01/31..............      57,479       57,429
           6.000%, due 12/01/31..............     370,854      370,533
           6.000%, due 12/01/31..............     931,384      930,577
           6.000%, due 12/01/31..............      34,148       34,118
           6.000%, due 01/01/32..............   1,378,664    1,377,469
           6.500%, due 01/01/32(d)...........  11,396,260   11,640,165
           7.000%, due TBA(c)................     945,000      978,666
                                                          ------------
                                                            31,395,986
                                                          ------------
          Government National Mortgage Assoc.
           9.000%, due 04/15/09..............       1,202        1,305
           9.000%, due 05/15/09..............       8,129        8,830
           9.000%, due 05/15/09..............       1,925        2,090
           9.000%, due 05/15/09..............         896          973
           9.000%, due 05/15/09..............         828          900
           11.500%, due 11/15/15.............       8,964       10,527
           9.250%, due 07/15/17..............       6,638        7,377
           10.000%, due 11/15/17.............       7,282        8,218

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government Agency Mortgage Backed Securities - continued
       11.500%, due 02/15/18.................... $     3,126 $      3,672
       10.000%, due 03/15/19....................      12,420       14,019
       9.000%, due 01/15/20.....................      23,825       26,304
       10.000%, due 03/15/20....................       3,658        4,128
       9.250%, due 05/15/21.....................      37,509       41,735
       9.250%, due 06/15/21.....................      20,438       22,741
       9.500%, due 01/15/25.....................       8,750        9,823
       9.500%, due 05/15/25.....................       1,790        2,010
       8.000%, due 05/15/27.....................      93,754      100,103
       8.000%, due 09/15/29.....................     115,210      122,732
       8.000%, due 10/15/29.....................     238,631      254,266
       8.000%, due 05/15/30.....................      21,828       23,259
       8.000%, due 05/15/30.....................      45,739       48,739
       8.000%, due 06/15/30.....................     101,030      107,655
       8.000%, due 06/15/30.....................      61,662       65,706
       8.000%, due 07/15/30.....................      18,848       20,084
       8.000%, due 07/15/30.....................     228,587      243,577
       8.000%, due 07/15/30.....................     149,417      159,215
       8.000%, due 07/15/30.....................      54,793       58,386
       6.500%, due TBA(c).......................   8,000,000    8,160,000
                                                             ------------
                                                                9,528,374
                                                             ------------
      U.S. Treasury Securities - 21.4%
      U.S. Treasury Bond
       8.875%, due 02/15/19(a)(d)...............   1,610,000    2,190,308
       8.000%, due 11/15/21(a)..................      45,000       57,572
       6.750%, due 08/15/26(d)..................   1,738,000    1,978,876
       6.125%, due 11/15/27(a)..................   4,365,000    4,617,205
       5.250%, due 02/15/29(a)..................     220,000      207,027
       6.125%, due 08/15/29(d)..................      55,000       58,431
       5.375%, due 02/15/31(a)(d)...............     385,000      377,120
                                                             ------------
                                                                9,486,539
                                                             ------------
      U.S. Treasury CPI Note 3.875%, due
        04/15/29(a)(d)..........................     503,019      567,076
      U.S. Treasury Inflation Index Note 3.500%,
        due 01/15/11(d).........................     294,368      304,717
      U.S. Treasury Note
       3.375%, due 04/30/04(d)..................     940,000      950,212
       3.500%, due 11/15/06(a)..................     310,000      304,575
       4.375%, due 05/15/07(a)(d)...............  17,140,000   17,381,040
       4.875%, due 02/15/12(a)(d)...............   1,415,000    1,420,749
       6.250%, due 05/15/30(d)..................      45,000       48,760
                                                             ------------
                                                               20,105,336
                                                             ------------
      Total U.S. Government & Agency
      Obligations...............................               87,154,719
                                                             ------------
      Total Domestic Bonds & Debt Securities
      (Cost $132,702,128).......................              134,846,884
                                                             ------------

      Foreign Bonds & Debt Securities - 3.4%
      Australia - 0.3%
      National Australia Bank, Ltd. (Yankee)
        8.600%, due 05/19/10....................     400,000      476,118
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                     Par       Value
        Description                                 Amount    (Note 2)
        ----------------------------------------------------------------

        Brazil - 0.1%
        Republic of Brazil
         11.500%, due 03/12/08.................... $ 10,000 $      6,825
         3.125%, due 04/15/09^....................   37,882       23,676
         11.000%, due 08/17/40....................   90,000       50,625
                                                            ------------
                                                                  81,126
                                                            ------------
        Bulgaria - 0.1%
        Republic of Bulgaria 2.813%, due
          09/07/02^...............................   44,100       39,347
        Republic of Bulgaria, Series A 2.813%, due
          07/28/12^...............................   55,000       50,266
                                                            ------------
                                                                  89,613
                                                            ------------
        Canada - 0.6%
        Alberta Energy Co., Ltd. (Yankee) 7.375%,
          due 11/01/31............................   60,000       64,271
        Canadian National Railway Co. (Yankee)
          6.900%, due 07/15/28....................  165,000      169,240
        Province of Quebec 7.500%, due
          09/15/29................................  475,000      545,928
        Rogers Wireless Communications, Inc.
          9.625%, due 05/01/11....................   75,000       51,375
        TransCanada PipeLines, Ltd. 8.625%, due
          05/15/12................................   55,000       65,198
                                                            ------------
                                                                 896,012
                                                            ------------
        Columbia - 0.0%
        Republic of Columbia 9.750%, due
          04/09/11................................   37,489       38,520
                                                            ------------
        France - 0.4%
        AXA (Yankee) 8.600%, due 12/15/30.........  115,000      132,194
        France Telecom S.A., 8.250%, due
          03/01/11^...............................  445,000      407,024
                                                            ------------
                                                                 539,218
                                                            ------------
        Germany - 0.1%
        Deutsche Telekom Finance B.V. (Yankee)
          8.250%, due 06/15/30 ^..................  130,000      121,208
                                                            ------------
        Mexico - 0.4%
        United Mexican States
         9.875%, due 02/01/10.....................  120,000      134,880
         11.375%, due 09/15/16....................  150,000      185,250
         8.125%, due 12/30/19.....................   65,000       63,603
         8.300%, due 08/15/31.....................  130,000      126,750
                                                            ------------
                                                                 510,483
                                                            ------------
        Peru - 0.0%
        Republic of Peru
         9.125%, due 02/21/12.....................   40,000       36,047
         4.500%, due 03/07/17.....................   54,450       39,864
                                                            ------------
                                                                  75,911
                                                            ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Philippines - 0.0%
     Republic of Philippines
      8.375%, due 03/12/09....................... $    20,000 $     19,975
      10.625%, due 03/16/25......................      15,000       15,540
                                                              ------------
                                                                    35,515
                                                              ------------
     Russia - 0.1%
     Russian Federation
      5.000%, due 03/31/07^......................      76,000       52,767
      10.000%, due 06/26/07......................      10,000       10,669
      8.250%, due 03/31/10.......................      35,000       34,737
      11.000%, due 07/24/18......................      15,000       16,260
                                                              ------------
                                                                   114,433
                                                              ------------
     Turkey - 0.0%
     Republic of Turkey
      12.375%, due 06/15/09......................      20,000       18,600
      11.875%, due 01/15/30......................      40,000       34,250
                                                              ------------
                                                                    52,850
                                                              ------------
     United Kingdom - 1.3%
     Barclays Bank Plc 8.550%, due 12/15/02
       (144A)(b)+................................     430,000      495,873
     British Sky Broadcasting Group Plc 8.200%,
       due 07/15/09..............................     125,000      123,070
     British Telecom Plc 8.375%, due
       12/15/10^.................................     290,000      316,157
     HSBC Holdings Plc (Yankee) 7.400%, due
       04/15/03 (144A)(b)........................     100,000      103,555
     Royal Bank of Scotland Group Plc 9.118%,
       due 03/31/49(a)...........................     595,000      700,981
     Standard Chartered Bank 8.000%, due
       05/30/31 (144A)(b)........................      80,000       84,151
                                                              ------------
                                                                 1,823,787
                                                              ------------
     Total Foreign Bonds & Debt Securities
     (Cost $4,837,602)                                           4,854,794
                                                              ------------
     Short-Term Investments - 22.8%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/28/02 at 0.75% to
       be repurchased at $10,481,655 on
       07/01/02 collateralized by $8,115,000
       USTB 8.125% due 08/15/21 with a value
       of $10,691,513............................  10,481,000   10,481,000
     State Street Navigator Securities Lending
       Portfolio(e)..............................  21,902,899   21,902,899
                                                              ------------
     Total Short-Term Investments
     (Cost $32,383,899)                                         32,383,899
                                                              ------------

     TOTAL INVESTMENTS - 121.0%
     (Cost $169,923,629)                                       172,085,577
     Other Assets and Liabilities (net) - (21.0%)              (29,859,441)
                                                              ------------
     TOTAL NET ASSETS - 100.0%                                $142,226,136
                                                              ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)



Portfolio Footnotes:

+ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2002.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

CPI - Consumer Price Index

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                        Percent
                                                          of
               Portfolio Composition by Credit Quality Portfolio
               -------------------------------------------------

                  AAA/Government/Government Agency       73.85%
                  AA                                      1.46
                  A                                       8.92
                  BBB                                    10.00
                  BB                                      1.35
                  B                                       0.75
                  Below B                                 3.67
                                                        ------
                  Total:                                100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 97.8%
           Aerospace & Defense - 0.9%
           United Technologies Corp.............  19,900 $  1,351,210
                                                         ------------
           Agricultural Products - 0.2%
           Monsanto Co..........................  12,400      220,720
                                                         ------------
           Airlines - 0.3%
           Southwest Airlines Co................  29,100      470,256
                                                         ------------
           Apparel Retailers - 0.3%
           Abercrombie & Fitch Co. - Class A*...  18,800      453,456
                                                         ------------
           Banking - 5.3%
           Bank One Corp........................  37,800    1,454,544
           Capital One Financial Corp.(a).......  42,500    2,594,625
           Charter One Financial, Inc...........  23,700      814,806
           National Commerce Financial Corp.....  24,100      633,830
           U.S. Bancorp......................... 103,982    2,427,980
                                                         ------------
                                                            7,925,785
                                                         ------------
           Beverages, Food & Tobacco - 4.7%
           Coca-Cola Co.........................  41,500    2,324,000
           Kraft Foods, Inc. - Class A..........  32,000    1,310,400
           Philip Morris Co., Inc...............  35,700    1,559,376
           Unilever NV New York Shares..........  27,454    1,779,019
                                                         ------------
                                                            6,972,795
                                                         ------------
           Chemicals - 2.1%
           Eastman Chemical Co..................  11,500      539,350
           Lyondell Chemical Co.................  28,135      424,838
           PPG Industries, Inc..................  11,000      680,900
           Praxair, Inc.........................  27,140    1,546,166
                                                         ------------
                                                            3,191,254
                                                         ------------
           Commercial Services - 1.4%
           Accenture Ltd. - Class A*(a).........  78,100    1,483,900
           Cendant Corp.*(a)....................  40,575      644,331
                                                         ------------
                                                            2,128,231
                                                         ------------
           Communications - 2.8%
           American Tower Corp. - Class A*(a)... 111,200      383,640
           Cisco Systems, Inc.*(b).............. 248,300    3,463,785
           QUALCOMM, Inc.*......................  11,200      307,888
                                                         ------------
                                                            4,155,313
                                                         ------------
           Computer Software & Processing - 5.8%
           BEA Systems, Inc.*...................  55,200      524,952
           Brocade Communications Systems, Inc.*  26,500      463,220
           Microsoft Corp.*(b)..................  92,300    5,048,810
           NCR Corp.*...........................  46,700    1,615,820
           Network Appliance, Inc.*.............  42,200      524,968
           Oracle Corp.*........................  28,400      268,948
           Rational Software Corp.*.............  20,800      170,768
                                                         ------------
                                                            8,617,486
                                                         ------------

         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Computers & Information - 2.2%
         Dell Computer Corp.*....................  49,300 $  1,288,702
         Hewlett-Packard Co......................  46,300      707,464
         International Business Machines Corp.(a)  12,700      914,400
         Sun Microsystems, Inc.*.................  88,200      441,882
                                                          ------------
                                                             3,352,448
                                                          ------------
         Cosmetics & Personal Care - 0.9%
         Colgate-Palmolive Co....................   8,900      445,445
         Gillette Co.............................  28,500      965,295
                                                          ------------
                                                             1,410,740
                                                          ------------
         Electric Utilities - 2.2%
         PG&E Corp...............................  92,900    1,661,981
         Pinnacle West Capital Corp..............  41,500    1,639,250
                                                          ------------
                                                             3,301,231
                                                          ------------
         Electrical Equipment - 2.8%
         General Electric Co.(b)................. 141,600    4,113,480
                                                          ------------
         Electronics - 3.9%
         Altera Corp.*...........................  76,800    1,044,480
         Intel Corp.............................. 128,900    2,355,003
         Linear Technology Corp..................  20,900      656,887
         Micron Technology, Inc.*................  10,100      204,222
         Motorola, Inc...........................  83,200    1,199,744
         Texas Instruments, Inc..................  17,800      421,860
                                                          ------------
                                                             5,882,196
                                                          ------------
         Entertainment & Leisure - 1.6%
         Mattel, Inc............................. 115,600    2,436,848
                                                          ------------
         Environmental Controls - 1.4%
         Waste Management, Inc...................  82,074    2,138,028
                                                          ------------
         Financial Services - 6.9%
         Charles Schwab Corp.....................  43,200      483,840
         Citigroup, Inc.(b)...................... 154,309    5,979,474
         Countrywide Credit Industries, Inc......  36,400    1,756,300
         E*TRADE Group, Inc.*....................  27,967      152,700
         Goldman Sachs Group, Inc................  27,300    2,002,455
                                                          ------------
                                                            10,374,769
                                                          ------------
         Forest Products & Paper - 1.0%
         Bowater, Inc............................  15,000      815,550
         Temple Inland, Inc......................  12,900      746,394
                                                          ------------
                                                             1,561,944
                                                          ------------
         Health Care Products - 1.3%
         Baxter International, Inc...............   8,900      395,605
         Becton Dickinson & Co...................  17,100      589,095
         Danaher Corp.(a)........................   6,800      451,180
         Medtronic, Inc..........................  11,000      471,350
                                                          ------------
                                                             1,907,230
                                                          ------------
         Health Care Providers & Services - 0.9%
         Tenet Healthcare Corp.*.................  18,100    1,295,055
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Heavy Machinery - 1.4%
       Applied Materials, Inc.*....................  19,300 $    367,086
       Cooper Cameron Corp.*(a)....................  24,800    1,200,816
       Ingersoll-Rand Co. - Class A................  12,800      584,448
                                                            ------------
                                                               2,152,350
                                                            ------------
       Home Construction, Furnishings & Appliances - 1.0%
       Johnson Controls, Inc.......................  17,600    1,436,336
                                                            ------------
       Household Products - 2.1%
       Procter & Gamble Co.(b).....................  34,700    3,098,710
                                                            ------------
       Industrial - Diversified - 2.2%
       Tyco International, Ltd.(b)................. 244,939    3,309,126
                                                            ------------
       Insurance - 5.9%
       Ambac Financial Group, Inc..................  31,837    2,139,446
       American International Group, Inc...........  35,200    2,401,696
       Cigna Corp.(b)..............................  39,000    3,799,380
       Travelers Property Casualty Corp. - Class A*  26,100      461,970
                                                            ------------
                                                               8,802,492
                                                            ------------
       Media - Broadcasting & Publishing - 4.7%
       AOL Time Warner, Inc.*......................  73,400    1,079,714
       Comcast Corp. - Class A*....................  18,800      448,192
       Gannett Co., Inc............................  33,100    2,512,290
       Gemstar-TV Guide Intl., Inc.*...............  42,500      229,075
       Liberty Media Corp. - Class A*..............  78,900      789,000
       Tribune Co..................................  11,900      517,650
       Viacom, Inc. - Class B*.....................  33,800    1,499,706
                                                            ------------
                                                               7,075,627
                                                            ------------
       Metals - 1.1%
       Alcoa, Inc..................................  50,816    1,684,550
                                                            ------------
       Oil & Gas - 7.0%
       Anadarko Petroleum Corp.....................  19,300      951,490
       ChevronTexaco Corp..........................  34,700    3,070,950
       Conoco, Inc.................................  29,500      820,100
       Devon Energy Corp...........................  27,500    1,355,200
       Dynegy, Inc. - Class A......................  31,600      227,520
       Exxon Mobil Corp.(b)........................ 100,420    4,109,187
                                                            ------------
                                                              10,534,447
                                                            ------------
       Pharmaceuticals - 10.9%
       Abbott Laboratories.........................  28,000    1,054,200
       Amgen, Inc.*................................  34,400    1,440,672
       Bristol-Myers Squibb Co.....................  23,600      606,520
       Eli Lilly & Co..............................  49,300    2,780,520
       Human Genome Sciences, Inc.*(a).............  29,183      391,052
       Johnson & Johnson...........................  34,772    1,817,185
       MedImmune, Inc.*............................  23,400      617,760
       Pfizer, Inc.(b).............................  88,850    3,109,750
       Pharmacia Corp..............................  41,174    1,541,966
       Schering-Plough Corp........................  34,800      856,080

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Pharmaceuticals - continued
      Wyeth......................................     41,500 $  2,124,800
                                                             ------------
                                                               16,340,505
                                                             ------------

      Restaurants - 0.6%
      McDonald's Corp............................     33,400      950,230
                                                             ------------
      Retailers - 5.4%
      Costco Wholesale Corp.*....................     13,300      513,646
      Home Depot, Inc............................     81,300    2,986,149
      Target Corp................................     20,100      765,810
      TJX Companies, Inc.........................     44,500      872,645
      Wal-Mart Stores, Inc.......................     54,200    2,981,542
                                                             ------------
                                                                8,119,792
                                                             ------------
      Telephone Systems - 3.8%
      AT&T Corp..................................     68,400      731,880
      AT&T Wireless Services, Inc.*..............     63,800      373,230
      BellSouth Corp.............................     14,400      453,600
      SBC Communications, Inc....................     31,177      950,898
      Sprint Corp. (PCS Group)*(a)...............    209,900      938,253
      Verizon Communications, Inc................     56,738    2,278,031
                                                             ------------
                                                                5,725,892
                                                             ------------
      Textiles, Clothing & Fabrics - 0.6%
      Jones Apparel Group, Inc.*.................     23,800      892,500
                                                             ------------
      U.S. Government Agency - 2.2%
      Federal National Mortgage
        Association(b)...........................     44,300    3,267,125
                                                             ------------
      Total Common Stocks (Cost $173,720,338)                 146,650,157
                                                             ------------

      Short-Term Investments - 6.1%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.50% to
        be repurchased at $2,417,101 on
        07/01/02 collateralized by $2,230,000
        USTB 6.00% due 08/15/09 with a value of
        $2,466,938............................... $2,417,000    2,417,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).......................  6,405,435    6,405,435
      U.S. Treasury Note, 5.750%, due
        11/30/02.................................    300,000      305,033
                                                             ------------
      Total Short-Term Investments
      (Cost $9,131,259)                                         9,127,468
                                                             ------------

      TOTAL INVESTMENTS - 103.9%
      (Cost $182,851,597)                                     155,777,625

      Other Assets and Liabilities (net) - (3.9%)              (5,845,379)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $149,932,246
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


            ----------------------------------------------------------
            Security                                     Value
            Description                        Shares   (Note 2)
            ----------------------------------------------------------

            Common Stocks - 99.8%
            Advertising - 0.1%
            Omnicom Group, Inc................  3,500 $     160,300
                                                      -------------
            Aerospace & Defense - 2.0%
            Boeing Co.........................  6,000       270,000
            General Dynamics Corp.............  1,400       148,890
            Honeywell International, Inc...... 13,500       475,605
            Lockheed Martin Corp..............  5,000       347,500
            United Technologies Corp.......... 27,500     1,867,250
                                                      -------------
                                                          3,109,245
                                                      -------------
            Agricultural Products - 0.0%
            Monsanto Co.......................  2,900        51,620
                                                      -------------
            Airlines - 0.2%
            AMR Corp.*........................    500         8,430
            Delta Air Lines, Inc..............  8,300       166,000
            Southwest Airlines Co.............  5,000        80,800
                                                      -------------
                                                            255,230
                                                      -------------
            Apparel Retailers - 0.3%
            Abercrombie & Fitch Co. - Class A* 16,400       395,568
                                                      -------------
            Automobiles - 0.1%
            Harley-Davidson, Inc..............  4,000       205,080
                                                      -------------
            Automotive - 1.5%
            Delphi Automotive Systems Corp.... 26,400       348,480
            Ford Motor Co..................... 15,500       248,000
            General Motors Corp............... 23,500     1,256,075
            Lear Corp.*.......................  5,500       254,375
            Visteon Corp...................... 10,400       147,680
                                                      -------------
                                                          2,254,610
                                                      -------------
            Banking - 6.8%
            AmeriCredit Corp.*(b).............  4,200       117,810
            AmSouth Bancorp...................  7,400       165,612
            Bank of America Corp..............  4,100       288,476
            Bank One Corp..................... 34,100     1,312,168
            Capital One Financial Corp.(b).... 23,000     1,404,150
            Compass Bancshares, Inc...........  2,600        87,360
            FirstMerit Corp...................    400        11,032
            FleetBoston Financial Corp........ 38,700     1,251,945
            Greenpoint Financial Corp.........  9,800       481,180
            Hibernia Corp. - Class A..........  4,400        87,076
            IndyMac Bancorp, Inc.*............  3,100        70,308
            North Fork Bancorporation, Inc....  6,200       246,822
            PNC Financial Services Group...... 17,600       920,128
            Southtrust Corp...................  3,100        80,972
            Suntrust Banks, Inc...............  2,200       148,984
            TCF Financial Corp................  2,400       117,840
            U.S. Bancorp...................... 94,000     2,194,900
            Wachovia Corp.....................  1,300        49,634
            Washington Mutual, Inc............ 36,700     1,361,937
                                                      -------------
                                                         10,398,334
                                                      -------------

          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Beverages, Food & Tobacco - 5.7%
          Coca-Cola Co.........................  57,100 $   3,197,600
          Kellogg Co...........................  13,900       498,454
          Kraft Foods, Inc. - Class A..........  23,500       962,325
          PepsiCo, Inc.........................   8,200       395,240
          Philip Morris Co., Inc...............  48,700     2,127,216
          SYSCO Corp...........................  11,500       313,030
          Unilever NV New York Shares..........  17,600     1,140,480
                                                        -------------
                                                            8,634,345
                                                        -------------
          Chemicals - 1.8%
          Air Products & Chemicals, Inc........  14,500       731,815
          Dow Chemical Co......................   1,400        48,132
          E.I. du Pont de Nemours and Co.......   3,000       133,200
          Eastman Chemical Co..................   6,000       281,400
          Lyondell Chemical Co.................   3,700        55,870
          PPG Industries, Inc..................   9,300       575,670
          Praxair, Inc.........................  14,900       848,853
                                                        -------------
                                                            2,674,940
                                                        -------------
          Commercial Services - 0.4%
          Cendant Corp.*.......................  38,100       605,028
          KPMG Consulting, Inc.*...............   4,000        59,440
                                                        -------------
                                                              664,468
                                                        -------------
          Communications - 1.7%
          American Tower Corp. - Class A*......  18,000        62,100
          Cisco Systems, Inc.*(a).............. 171,600     2,393,820
          Nortel Networks Corp.(b).............  15,800        22,910
          QUALCOMM, Inc.*......................   2,400        65,976
                                                        -------------
                                                            2,544,806
                                                        -------------
          Computer Software & Processing - 5.5%
          Automatic Data Processing, Inc.......  15,900       692,445
          BEA Systems, Inc.*...................  13,100       124,581
          Brocade Communications Systems, Inc.*  10,200       178,296
          Microsoft Corp.*..................... 107,200     5,863,840
          NCR Corp.*...........................  22,400       775,040
          Oracle Corp.*........................  65,400       619,338
          Rational Software Corp.*.............   3,300        27,093
          VERITAS Software Corp.*..............   1,400        27,706
                                                        -------------
                                                            8,308,339
                                                        -------------
          Computers & Information - 3.3%
          Dell Computer Corp.*.................  47,900     1,252,106
          Electronic Data Systems Corp.........   6,700       248,905
          EMC Corp.............................   8,000        60,400
          Hewlett-Packard Co...................  93,200     1,424,096
          International Business Machines Corp.  23,600     1,699,200
          Sun Microsystems, Inc.*..............  59,500       298,095
                                                        -------------
                                                            4,982,802
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


             ---------------------------------------------------------
             Security                                    Value
             Description                      Shares    (Note 2)
             ---------------------------------------------------------

             Cosmetics & Personal Care - 0.8%
             Colgate-Palmolive Co............   1,100 $      55,055
             Gillette Co.....................  34,700     1,175,289
                                                      -------------
                                                          1,230,344
                                                      -------------
             Electric Utilities - 2.9%
             Cinergy Corp....................   3,300       118,767
             Constellation Energy Group, Inc.   9,500       278,730
             Dominion Resources, Inc.........  10,800       714,960
             DTE Energy Co...................  12,400       553,536
             Entergy Corp....................   9,712       412,177
             PG&E Corp.......................  37,100       663,719
             Pinnacle West Capital Corp......   6,400       252,800
             Potomac Electric Power Co.......   5,200       111,696
             Progress Energy, Inc............  13,700       712,537
             Reliant Energy, Inc.............  10,600       179,140
             Wisconsin Energy Corp...........   6,900       174,363
             Xcel Energy, Inc................  13,300       223,041
                                                      -------------
                                                          4,395,466
                                                      -------------
             Electrical Equipment - 4.0%
             General Electric Co.(a)......... 195,700     5,685,085
             Grainger (W.W.), Inc............   6,700       335,670
                                                      -------------
                                                          6,020,755
                                                      -------------
             Electronics - 3.5%
             Altera Corp.*...................  20,300       276,080
             Analog Devices, Inc.*...........   1,700        50,490
             Applied Micro Circuits Corp.*...   3,400        16,082
             Broadcom Corp. - Class A*.......   4,800        84,192
             Intel Corp.(a).................. 135,300     2,471,931
             Linear Technology Corp..........  10,800       339,444
             LSI Logic Corp.*................   2,900        25,375
             Maxim Integrated Products, Inc.*   4,200       160,986
             Motorola, Inc...................  49,100       708,022
             PMC-Sierra, Inc.*...............  12,700       117,729
             Teradyne, Inc.*.................     300         7,050
             Texas Instruments, Inc..........  31,600       748,920
             Xilinx, Inc.*...................  10,600       237,758
                                                      -------------
                                                          5,244,059
                                                      -------------
             Entertainment & Leisure - 0.8%
             Carnival Corp...................  17,700       490,113
             Harrah's Entertainment, Inc.*...   1,900        84,265
             Hasbro, Inc.....................  13,900       188,484
             Mattel, Inc.....................  24,800       522,784
                                                      -------------
                                                          1,285,646
                                                      -------------
             Environmental Controls - 0.5%
             Waste Management, Inc...........  30,900       804,945
                                                      -------------
             Financial Services - 6.5%
             American Express Co.............   1,200        43,584
             Charles Schwab Corp.............  51,300       574,560
             Citigroup, Inc.................. 125,900     4,878,625

          ------------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          ------------------------------------------------------------

          Financial Services - continued
          Countrywide Credit Industries, Inc..... 27,200 $   1,312,400
          E*TRADE Group, Inc.*................... 39,300       214,578
          Goldman Sachs Group, Inc............... 10,100       740,835
          Household International, Inc........... 20,900     1,038,730
          Legg Mason, Inc........................    200         9,868
          Morgan Stanley Dean Witter & Co........ 15,600       672,048
          Stilwell Financial, Inc................  8,300       151,060
          T. Rowe Price Group, Inc...............  5,800       190,704
                                                         -------------
                                                             9,826,992
                                                         -------------
          Food Retailer - 0.2%
          Albertson's, Inc.......................  8,200       249,772
          Kroger Co.*............................    300         5,970
                                                         -------------
                                                               255,742
                                                         -------------
          Forest Products & Paper - 0.2%
          Georgia-Pacific Group..................  9,600       235,968
          Temple Inland, Inc.....................  2,300       133,078
                                                         -------------
                                                               369,046
                                                         -------------
          Health Care Products - 1.8%
          Bard (C.R.), Inc.......................  4,300       243,294
          Baxter International, Inc.............. 14,700       653,415
          Becton Dickinson & Co.................. 22,500       775,125
          Biomet, Inc............................  1,100        29,832
          Guidant Corp.*......................... 22,100       668,083
          Medtronic, Inc.........................  3,700       158,545
          St. Jude Medical, Inc.*................  2,100       155,085
          Stryker Corp...........................  2,100       112,371
                                                         -------------
                                                             2,795,750
                                                         -------------
          Health Care Providers & Services - 0.9%
          Aetna, Inc.............................    100         4,797
          HCA, Inc............................... 13,200       627,000
          Tenet Healthcare Corp.*................  7,500       536,625
          Wellpoint Health Networks, Inc.*.......  2,200       171,182
                                                         -------------
                                                             1,339,604
                                                         -------------
          Heavy Machinery - 1.9%
          Applied Materials, Inc.*............... 30,100       572,502
          Baker Hughes, Inc...................... 13,700       456,073
          Black & Decker Corp....................  1,000        48,200
          Caterpillar, Inc.......................  2,800       137,060
          Cooper Cameron Corp.*(b)............... 10,200       493,884
          Deere & Co.............................  2,300       110,170
          Eaton Corp.............................  6,800       494,700
          Ingersoll-Rand Co. - Class A........... 12,700       579,882
          Rockwell Automation, Inc...............  1,500        29,970
                                                         -------------
                                                             2,922,441
                                                         -------------
          Home Construction, Furnishings & Appliances - 0.4%
          Johnson Controls, Inc..................  7,200       587,592
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         -----------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -----------------------------------------------------------------

         Household Products - 2.3%
         Procter & Gamble Co...................... 38,900 $   3,473,770
                                                          -------------
         Industrial - Diversified - 0.8%
         Cooper Industries, Ltd. - Class A........  2,300        90,390
         ITT Industries, Inc......................  1,600       112,960
         Tyco International, Ltd.................. 73,300       990,283
                                                          -------------
                                                              1,193,633
                                                          -------------
         Insurance - 5.2%
         Allstate Corp............................ 37,500     1,386,750
         Ambac Financial Group, Inc............... 12,200       819,840
         American International Group, Inc........ 26,500     1,808,095
         Chubb Corp...............................  2,700       191,160
         Cigna Corp............................... 13,700     1,334,654
         Lincoln National Corp.................... 11,600       487,200
         MBIA, Inc................................ 13,200       746,196
         Protective Life Corp.....................  2,900        95,990
         Prudential Financial, Inc.*.............. 14,300       477,048
         Torchmark Corp........................... 11,600       443,120
         UnumProvident Corp.......................  2,400        61,080
                                                          -------------
                                                              7,851,133
                                                          -------------
         Lodging - 0.2%
         Marriott International, Inc. - Class A...  6,300       239,715
         Starwood Hotels & Resorts Worldwide, Inc.  2,800        92,092
                                                          -------------
                                                                331,807
                                                          -------------
         Media - Broadcasting & Publishing - 3.6%
         AOL Time Warner, Inc.*................... 63,900       939,969
         Charter Communications, Inc. - Class A*.. 27,500       112,200
         Comcast Corp. - Class A*................. 30,600       729,504
         Cox Communications, Inc. - Class A*......  3,500        96,425
         Fox Entertainment Group, Inc. - Class A*.  5,900       128,325
         Gannett Co., Inc......................... 12,400       941,160
         Gemstar-TV Guide Intl., Inc.*............ 26,800       144,452
         Liberty Media Corp. - Class A*........... 31,800       318,000
         Tribune Co............................... 13,600       591,600
         Viacom, Inc. - Class B*.................. 33,000     1,464,210
                                                          -------------
                                                              5,465,845
                                                          -------------
         Metals - 1.2%
         Alcan, Inc............................... 11,600       435,232
         Alcoa, Inc............................... 36,400     1,206,660
         United States Steel Corp.................  8,300       165,087
                                                          -------------
                                                              1,806,979
                                                          -------------
         Oil & Gas - 7.2%
         Anadarko Petroleum Corp.................. 10,800       532,440
         ChevronTexaco Corp....................... 36,200     3,203,700
         Conoco, Inc.............................. 12,500       347,500
         Devon Energy Corp........................ 10,200       502,656
         Diamond Offshore Drilling, Inc...........  7,500       213,750
         Dynegy, Inc. - Class A................... 43,900       316,080
         El Paso Corp............................. 18,100       373,041

          ------------------------------------------------------------
          Security                                          Value
          Description                            Shares    (Note 2)
          ------------------------------------------------------------

          Oil & Gas - continued
          Exxon Mobil Corp...................... 129,300 $   5,290,956
          Royal Dutch Petroleum Co..............   2,300       127,121
          Transocean Sedco Forex, Inc...........   1,300        40,495
                                                         -------------
                                                            10,947,739
                                                         -------------
          Pharmaceuticals - 10.5%
          Abbott Laboratories...................  28,100     1,057,965
          Amgen, Inc.*..........................  23,900     1,000,932
          Cardinal Health, Inc..................   7,700       472,857
          Eli Lilly & Co........................  25,600     1,443,840
          Forest Laboratories, Inc.*............  13,700       969,960
          Human Genome Sciences, Inc.*(b).......  18,700       250,580
          Immunex Corp.*........................   6,100       136,274
          Johnson & Johnson.....................  48,100     2,513,706
          McKesson Corp.........................   2,300        75,210
          MedImmune, Inc.*......................  21,000       554,400
          Merck & Co., Inc......................  11,700       592,488
          Pfizer, Inc...........................  93,000     3,255,000
          Pharmacia Corp........................  23,100       865,095
          Vertex Pharmaceuticals, Inc.*.........   4,300        70,004
          Wyeth.................................  52,500     2,688,000
                                                         -------------
                                                            15,946,311
                                                         -------------
          Real Estate - 0.3%
          Archstone-Smith Trust (REIT)..........   2,200        58,740
          CarrAmerica Realty Corp. (REIT).......   1,600        49,360
          Equity Office Properties Trust (REIT).   4,000       120,400
          General Growth Properties, Inc. (REIT)   2,300       117,300
          ProLogis Trust (REIT).................   3,000        78,000
                                                         -------------
                                                               423,800
                                                         -------------
          Restaurants - 0.6%
          McDonald's Corp.......................  16,900       480,805
          Yum! Brands, Inc.*....................  14,800       432,900
                                                         -------------
                                                               913,705
                                                         -------------
          Retailers - 7.4%
          Bed Bath & Beyond, Inc.*..............   9,600       362,304
          CVS Corp..............................   9,700       296,820
          eBay, Inc.*(b)........................   6,000       369,720
          Federated Department Stores, Inc.*....  18,500       734,450
          Home Depot, Inc.......................  59,300     2,178,089
          Kohl's Corp.*.........................  13,900       974,112
          Lowes Co., Inc........................  11,500       522,100
          May Department Stores Co..............     900        29,637
          Pier 1 Imports, Inc...................   6,800       142,800
          Sears, Roebuck & Co...................   1,800        97,740
          Target Corp...........................  30,300     1,154,430
          TJX Companies, Inc....................  40,600       796,166
          Wal-Mart Stores, Inc..................  62,000     3,410,620
          Walgreen Co...........................   3,700       142,931
                                                         -------------
                                                            11,211,919
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ---------------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          ---------------------------------------------------------------

          Telephone Systems - 4.1%
          AT&T Corp.............................. 55,500 $     593,850
          AT&T Wireless Services, Inc.*.......... 65,300       382,005
          BellSouth Corp......................... 30,300       954,450
          SBC Communications, Inc................ 46,000     1,403,000
          Sprint Corp. (FON Group)(b)............  6,300        66,843
          Sprint Corp. (PCS Group)*.............. 63,700       284,739
          Verizon Communications, Inc............ 64,200     2,577,630
                                                         -------------
                                                             6,262,517
                                                         -------------
          Textiles, Clothing & Fabrics - 0.5%
          Jones Apparel Group, Inc.*............. 13,100       491,250
          NIKE, Inc. - Class B...................  5,800       311,170
                                                         -------------
                                                               802,420
                                                         -------------
          Transportation - 0.5%
          Burlington Northern Santa Fe Corp...... 10,300       309,000
          CSX Corp...............................  4,500       157,725
          FedEx Corp.............................  2,200       117,480
          GATX Corp.(b)..........................    900        27,090
          Norfolk Southern Corp..................  2,200        51,436
          Union Pacific Corp.....................  2,700       170,856
                                                         -------------
                                                               833,587
                                                         -------------
          U.S. Government Agency - 1.6%
          Federal Home Loan Mortgage Corp........  7,600       465,120
          Federal National Mortgage Association.. 27,000     1,991,250
                                                         -------------
                                                             2,456,370
                                                         -------------
          Total Common Stocks (Cost $177,363,341)          151,639,604
                                                         -------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.7%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.25% to
        be repurchased at $115,002 on 07/01/02
        collateralized by $120,000 USTN 3.50%
        due 11/15/06 with a value of
        $118,500................................. $  115,000 $    115,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).......................  2,289,344    2,289,344
      U.S. Treasury Note, 6.250%, due
        07/31/02.................................    190,000      190,840
                                                             ------------
      Total Short-Term Investments
      (Cost $2,595,334)                                         2,595,184
                                                             ------------

      TOTAL INVESTMENTS - 101.5%
      (Cost $179,958,675)                                     154,234,788

      Other Assets and Liabilities (net) - (1.5%)              (2,287,994)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $151,946,794
                                                             ============

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          --------------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          --------------------------------------------------------------

          Common and Preferred Stocks - 99.4%
          Australia - 4.0%
          Brambles Industries, Ltd.(b).........  10,000 $      53,152
          Commonwealth Bank of Australia(b)....  39,770       737,385
          Foster's Group, Ltd.(b)..............  55,816       148,336
          National Australia Bank, Ltd.(b).....  16,178       322,459
          News Corp., Ltd. Preferred(b)........  99,186       456,826
          WMC, Ltd.(b)......................... 226,850     1,161,047
                                                        -------------
                                                            2,879,205
                                                        -------------
          Belgium - 0.1%
          Agfa Gevaert N.V.(b).................   5,611       101,993
                                                        -------------
          Denmark - 0.5%
          ISS A/S*(b)..........................   4,248       223,818
          Novo Nordisk A/S - Series B(b).......   5,227       172,731
                                                        -------------
                                                              396,549
                                                        -------------
          Finland - 2.4%
          Nokia Oyj(b).........................  74,696     1,091,220
          Stora Enso Oyj - R Shares(a)(b)......  48,655       678,676
                                                        -------------
                                                            1,769,896
                                                        -------------
          France - 16.8%
          Aventis S.A.(b)......................   1,777       125,683
          Axa(a)(b)............................  25,959       473,910
          BNP Paribas S.A.(a)(b)...............  26,704     1,474,114
          Carrefour S.A.(a)(b).................   2,656       143,475
          Compagnie De Saint-Gobain(a)(b)......   7,676       343,903
          Compagnie Generale des Etablissements
            Michelin - Class B(b)..............   4,899       198,142
          JC Decaux S.A.*(b)...................  18,085       244,234
          L'Air Liquide S.A.(a)(b).............   6,271       963,099
          L'Oreal S.A.(b)......................   3,878       301,996
          Lafarge S.A.(a)(b)...................   3,201       318,694
          Pechiney S.A., - Class A(a)(b).......   9,279       423,038
          Pinault-Printemps-Redoute S.A.(a)(b).   3,544       419,569
          Renault S.A.(b)......................   4,011       187,214
          Sanofi-Synthelabo S.A.(a)(b).........  18,163     1,102,897
          Societe Generale(b)..................  16,966     1,115,506
          Technip-Coflexip S.A.(a)(b)..........   4,542       477,278
          TotalFinaElf S.A.(a)(b)..............  14,973     2,426,484
          Valeo S.A.(a)(b).....................   3,125       129,688
          Vivendi Environnement(a)(b)..........  25,408       782,686
          Vivendi Universal S.A.(a)(b).........  24,490       528,205
                                                        -------------
                                                           12,179,815
                                                        -------------
          Germany - 4.9%
          Bayerische Hypo- und Vereinsbank AG
            (HUB Group)........................  13,300       432,646
          DaimlerChrysler AG(b)................   4,200       203,447
          Deutsche Bank AG(b)..................   3,400       235,949
          Deutsche Telekom AG(a)(b)............   8,600        80,536
          E.On AG(b)...........................  11,643       674,279

       -----------------------------------------------------------------
       Security                                               Value
       Description                                 Shares    (Note 2)
       -----------------------------------------------------------------

       Germany - continued
       Heidelberger Druckmaschinen AG(b)..........   2,902 $     119,775
       Linde AG(b)................................   8,000       398,795
       Muenchener Rueckversicherungs-
         Gesellschaft AG(a)(b)....................   2,200       520,476
       Schering AG(a)(b)..........................  14,182       891,638
                                                           -------------
                                                               3,557,541
                                                           -------------
       Hong Kong - 1.7%
       Esprit Holdings, Ltd.(b)...................  74,000       142,312
       Hutchison Whampoa, Ltd.(b).................     700         5,228
       Sun Hung Kai Properties, Ltd.(b)...........  85,000       645,694
       Wharf (Holdings), Ltd.(b).................. 179,000       422,270
                                                           -------------
                                                               1,215,504
                                                           -------------
       Italy - 2.7%
       ENI SpA(b).................................  21,739       345,010
       Riunione Adriatica di Sicurta
         SpA (RAS)(b).............................  13,214       177,019
       UniCredito Italiano SpA(b)................. 321,009     1,449,271
                                                           -------------
                                                               1,971,300
                                                           -------------
       Japan - 20.1%
       Aiful Corp.(b).............................   5,400       354,098
       Central Japan Railway Co.(b)...............      34       207,066
       Chugai Pharmaceutical Co., Ltd.(a)(b)......  28,000       334,977
       Fast Retailing Co., Ltd.(b)................  10,600       229,925
       Fujitsu, Ltd.(b)........................... 137,000       955,508
       Hitachi, Ltd.(b)...........................  51,000       329,746
       Honda Motor Co., Ltd.(b)...................  32,900     1,333,951
       Ito-Yokado Co., Ltd.(b)....................   4,000       200,225
       Kawasaki Steel Corp.(b).................... 156,000       203,028
       KDDI Corp.(a)(b)...........................     171       527,844
       Kubota Corp.(b)............................ 242,000       736,912
       Kyocera Corp.(b)...........................   2,000       145,998
       MACNICA, Inc.(b)...........................   2,375        73,708
       Marui Co., Ltd.(b).........................  16,200       205,296
       Matsushita Electric Industrial Co., Ltd.(b)  67,000       913,903
       Minebea Co., Ltd.(b).......................  80,000       469,862
       Mitsubishi Chemical Corp.(b)............... 146,000       339,832
       Mitsubishi Corp.(b)........................  63,000       455,688
       Mitsubishi Pharma Corp.(b).................  58,000       592,266
       Mitsui Sumitomo Insurance Co., Ltd.(b).....  28,000       150,670
       Mizuho Holdings, Inc.(b)...................     209       463,805
       NEC Corp.(b)...............................  87,000       605,331
       Nintendo Co., Ltd.(b)......................   3,200       471,197
       Nippon Yusen Kabushiki Kaisha(b)...........  40,000       137,822
       Nissan Motor Co., Ltd.(b)..................  47,000       325,450
       Nomura Securities Co., Ltd.(b).............  23,000       337,713
       NTT DoCoMo, Inc.(b)........................     130       319,943
       Omron Corp.(b).............................   9,000       130,272
       Pioneer Corp.(b)...........................   6,600       118,108
       Ricoh Co., Ltd.(b).........................  31,000       536,645

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


     ------------------------------------------------------------------------
     Security                                                   Value
     Description                                     Shares    (Note 2)
     ------------------------------------------------------------------------

     Japan - continued
     Rohm Co., Ltd.(b)..............................   6,500 $     970,133
     Suzuki Motor Corp.(b)..........................  45,000       555,250
     Tokyo Electric Power Co., Inc.(b)..............  36,300       746,502
     Tostem Inax Holding Corp.(b)...................   8,000       136,487
                                                             -------------
                                                                14,615,161
                                                             -------------
     Luxembourg - 0.3%
     Arcelor*(b)....................................  14,313       202,747
                                                             -------------
     Netherlands - 5.4%
     Aegon N.V.(b)..................................  17,256       359,083
     ASML Holding N.V.*(b)..........................   8,068       127,487
     DSM N.V.(b)....................................   3,672       170,089
     Heineken Holding N.V. - Class A(b).............   5,554       188,007
     Heineken N.V.(b)...............................  14,304       626,611
     ING Groep N.V.(b)..............................  42,003     1,076,516
     Koninklijke (Royal) KPN N.V.*(b)............... 152,349       711,844
     Koninklijke (Royal) Philips Electronics N.V.(b)   9,211       256,684
     Koninklijke Numico N.V.........................  17,413       389,814
     VNU N.V.(b)....................................      70         1,942
                                                             -------------
                                                                 3,908,077
                                                             -------------
     Spain - 5.3%
     Acerinox S.A.(a)(b)............................   5,101       213,452
     Banco Bilbao Vizcaya Argentaria S.A.(b)........ 110,265     1,244,543
     Banco Santander Central Hispano S.A............  50,049       396,660
     Iberdrola S.A.(a)(b)...........................  88,005     1,279,576
     Telefonica S.A.*(b)............................  89,576       750,546
                                                             -------------
                                                                 3,884,777
                                                             -------------
     Sweden - 1.2%
     Assa Abloy AB - Class B(b).....................  16,723       235,080
     Securitas AB - Class B(b)......................  21,652       444,213
     Skandia Forsakrings AB(b)......................  36,500       165,616
                                                             -------------
                                                                   844,909
                                                             -------------
     Switzerland - 8.7%
     ABB, Ltd.(a)(b)................................  51,179       454,658
     Compagnie Financiere Richemont AG -
       Units A*(b)..................................  33,914       769,687
     Credit Suisse Group*(b)........................  20,446       647,719
     Novartis AG(b).................................  43,771     1,920,759
     Roche Holding AG(b)............................   7,151       539,382
     Schindler Holding AG Preferred*(b).............     700       126,718
     UBS AG*(a)(b)..................................  36,893     1,851,452
                                                             -------------
                                                                 6,310,375
                                                             -------------
     United Kingdom - 25.3%
     Amvescap Plc(b)................................  16,094       131,154
     AstraZeneca Plc................................   4,099       169,738
     BAE SYSTEMS Plc(b)............................. 108,418       553,753
     Barclays Plc*(b)...............................  55,966       471,014
     BBA Group Plc(b)...............................  30,633       128,671

     ----------------------------------------------------------------------
     Security                                    Shares/Par      Value
     Description                                   Amount       (Note 2)
     ----------------------------------------------------------------------

     United Kingdom - continued
     BG Group Plc(b)............................      46,011 $     200,280
     BP Plc(b)..................................     272,740     2,291,241
     British Airways Plc(b).....................     188,869       536,324
     British Sky Broadcasting Group Plc*(b).....      74,355       713,068
     BT Group Plc(b)............................     139,320       535,284
     Cadbury Schweppes Plc(b)...................      90,427       677,629
     CGNU Plc(b)................................      88,203       709,375
     Corus Group Plc*(b)........................      63,364        81,151
     Dixons Group Plc(b)........................     180,527       526,398
     Exel Plc(b)................................      47,800       608,898
     GKN Plc(b).................................      30,722       144,151
     GlaxoSmithKline Plc(b).....................      62,709     1,355,740
     Hays Plc(b)................................     108,978       255,876
     Hilton Group Plc(b)........................      41,800       145,465
     Imperial Chemical Industries Plc(b)........      89,106       433,379
     Matalan Plc(b).............................      26,690       126,962
     Nycomed Amersham Plc.......................      24,801       219,315
     Prudential Plc(b)..........................      23,493       214,912
     Reckitt Benckiser Plc(b)...................      57,291     1,028,095
     Royal Bank of Scotland Group Plc(b)........      53,980     1,530,792
     Sage Group Plc(b)..........................      46,470       120,092
     Scottish Power Plc(b)......................      82,392       443,121
     Six Continents Plc(b)......................      23,354       237,318
     Tesco Plc(b)...............................     175,875       639,533
     TI Automotive, Ltd. - Class A*(d)..........      45,100             0
     Unilever Plc(b)............................     183,056     1,668,997
     Vodafone Group Plc(b)......................   1,085,000     1,488,821
                                                             -------------
                                                                18,386,547
                                                             -------------
     Total Common and Preferred Stocks
     (Cost $76,873,425)                                         72,224,396
                                                             -------------

     Short-Term Investments - 22.0%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/28/02 at 0.25% to be
       repurchased at $388,008 on 07/01/02
       collateralized by $360,000 USTB 6.00%
       due 08/15/09 with a value of $398,250.... $   388,000       388,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  15,585,430    15,585,430
                                                             -------------
     Total Short-Term Investments
     (Cost $15,973,430)                                         15,973,430
                                                             -------------

     TOTAL INVESTMENTS - 121.4%
     (Cost $92,846,855)                                         88,197,826

     Other Assets and Liabilities (net) - (21.4%)              (15,556,065)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $  72,641,761
                                                             =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

USTB - United States Treasury Bond

              Summary of Total Foreign Securities by Industry Classification 6/30/2002
              ------------------------------------------------------------------------
                                                        Value         Percent of
              Industry                                  (000)         Net Assets
              ------------------------------------------------------------------------
              Advertising                              $   244            0.3%
              Aerospace & Defense                          554            0.8
              Airlines                                     536            0.7
              Apparel Retailers                            357            0.5
              Automotive                                 2,879            4.0
              Auto Parts                                   198            0.3
              Banking                                   11,726           16.1
              Beverages, Food & Tobacco                  4,339            6.0
              Building Construction                      1,276            1.8
              Chemicals                                  1,906            2.6
              Commercial Services                        1,831            2.5
              Communications                             1,492            2.1
              Computer Software & Processing               120            0.2
              Computers & Information                      956            1.3
              Cosmetics & Personal Care                    302            0.4
              Diversified Operations                       788            1.1
              Electric Utilities                         3,143            4.3
              Electrical Equipment                       2,319            3.2
              Electronics                                1,695            2.3
              Entertainment & Leisure                      719            1.0
              Financial Services                         1,471            2.0
              Food Retailers                               143            0.2
              Forest Products & Paper                      679            0.9
              Heavy Machinery                              983            1.4
              Household Products                         1,028            1.4
              Industrial - Diversified                   1,243            1.7
              Insurance                                  3,848            5.3
              Media - Broadcasting & Publishing          1,700            2.3
              Metals & Mining                            2,033            2.8
              Office Equipment                             537            0.7
              Oil & Gas                                  5,263            7.2
              Pharmaceuticals                            7,425           10.3
              Real Estate                                  646            0.9
              Retailers                                  2,263            3.1
              Semiconductors                               127            0.2
              Steel                                        487            0.7
              Telephone Systems                          4,014            5.5
              Transportation                               954            1.3
                                                          -------        ----
                                                       $72,224           99.4%
                                                          =======        ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBET BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



         --------------------------------------------------------------
         Security                                  Par        Value
         Description                              Amount     (Note 2)
         --------------------------------------------------------------

         Domestic Bonds & Debt Securities - 86.8%
         Advertising - 2.0%
         Ackerley Group, Inc. 9.000%, due
           01/15/09............................ $1,500,000 $  1,689,375
         Interpublic Group of Companies, Inc.,
           Convertible
          1.800%, due 09/16/04.................    600,000      537,000
          1.870%, due 06/01/06.................  1,000,000      787,500
         Lamar Media Corp. 9.625%, due
           12/01/06............................  1,500,000    1,548,750
         R.H. Donnelly Corp. 9.125%, due
           06/01/08............................  1,000,000    1,040,000
                                                           ------------
                                                              5,602,625
                                                           ------------
         Aerospace & Defense - 1.9%
         Alliant Techsystems, Inc. 8.500%, due
           05/15/11(c).........................    750,000      787,500
         BE Aerospace, Inc. 8.875%, due
           05/01/11............................  1,000,000      935,000
         Dyncorp, Inc. 9.500%, due 03/01/07....  1,500,000    1,560,000
         GenCorp, Inc., Convertible 5.750%, due
           04/15/07 (144A)(a)..................    500,000      539,375
         Raytheon Co. 6.300%, due 03/15/05.....  1,500,000    1,563,148
                                                           ------------
                                                              5,385,023
                                                           ------------
         Airlines - 1.1%
         AMR Corp.
          9.000%, due 08/01/12(c)..............     95,000       87,604
          9.000%, due 09/15/16.................    150,000      142,896
         Continental Airlines, Inc.
          8.000%, due 12/15/05(c)..............  1,200,000    1,062,000
          6.703%, due 06/15/21.................    195,447      191,610
         Delta Air Lines, Inc.
          7.900%, due 12/15/09(c)..............    100,000       92,414
          10.375%, due 02/01/11................  1,250,000    1,254,690
          8.300%, due 12/15/29(c)..............    500,000      399,475
                                                           ------------
                                                              3,230,689
                                                           ------------
         Apparel Retailers - 0.4%
         Foot Locker, Inc. 8.500%, due
           01/15/22............................  1,110,000    1,017,182
                                                           ------------
         Automotive - 3.4%
         ArvinMeritor, Inc. 8.750%, due
           03/01/12............................  1,500,000    1,610,433
         AutoNation, Inc. 9.000%, due 08/01/08.    500,000      517,500
         Collins & Aikman Corp. 11.500%, due
           04/15/06(c).........................  1,000,000      952,500
         Dana Corp.
          6.250%, due 03/01/04.................    150,000      142,500
          6.500%, due 03/01/09(c)..............    350,000      304,500
          10.125%, due 03/15/10 (144A)(a)......  1,000,000    1,025,000
          7.000%, due 03/01/29.................    725,000      532,875

       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Automotive - continued
       Delco Remy International, Inc. 11.000%,
         due 05/01/09........................... $1,500,000 $  1,237,500
       Navistar International Corp. - Series B
         9.375%, due 06/01/06...................  1,500,000    1,552,500
       Oshkosh Truck Corp. 8.750%, due
         03/01/08...............................  1,500,000    1,560,000
       Tenneco Automotive, Inc. 11.625%, due
         10/15/09(c)............................    500,000      420,000
                                                            ------------
                                                               9,855,308
                                                            ------------
       Banking - 0.9%
       Regions Financial Corp. 7.000%, due
         03/01/11...............................  1,500,000    1,608,821
       Wachovia Corp. 6.605%, due 10/01/25......  1,000,000    1,060,319
                                                            ------------
                                                               2,669,140
                                                            ------------
       Beverages, Food & Tobacco - 2.8%
       B&G Foods, Inc. 9.625%, due 08/01/07
         (144A)(a)..............................    600,000      618,000
       ConAgra Foods, Inc. 6.000%, due
         09/15/06...............................  1,000,000    1,039,869
       Corn Products International, Inc. 8.450%,
         due 08/15/09...........................    750,000      755,949
       Dean Foods Co. 6.625%, due 05/15/09......  1,100,000    1,053,919
       Del Monte Corp. 9.250%, due
         05/15/11...............................    500,000      522,500
       Dole Food Co., Inc. 7.875%, due
         07/15/13...............................  1,250,000    1,303,286
       Kraft Foods, Inc. 4.625%, due
         11/01/06(c)............................  1,200,000    1,196,672
       Land O' Lakes, Inc. 8.750%, due 11/15/11
         (144A)(a)..............................  1,000,000      945,000
       Michael Foods, Inc. 11.750%, due
         04/01/11...............................    500,000      547,500
                                                            ------------
                                                               7,982,695
                                                            ------------
       Building Materials - 0.7%
       American Standard, Inc.
        8.250%, due 06/01/09....................  1,500,000    1,575,000
        7.625%, due 02/15/10....................    450,000      465,750
                                                            ------------
                                                               2,040,750
                                                            ------------
       Cable - 3.2%
       Century Communications Corp. 8.375%,
         due 11/15/17(d)........................    700,000      213,500
       Century Communications Corp., - Class A
         9.500%, due 03/01/05...................  1,850,000      564,250
       Charter Communications Holdings
         0.000%/11.750% due
         5/15/11++(c)...........................    350,000      124,250
       Charter Communications Holdings
         0.000%/9.920%, due 04/01/09............  1,200,000      834,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBET BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Cable - continued
       Charter Communications Holdings LLC
        8.625%, due 04/01/09(c).................. $1,250,000 $    843,750
        10.000%, due 04/01/11 ++(c)..............  2,100,000    1,013,250
        10.000%, due 05/15/11(c).................    500,000      340,000
       CSC Holdings, Inc.
        7.625%, due 04/01/11(c)..................    150,000      120,866
        10.500%, due 05/15/16(c).................    300,000      226,500
        7.625%, due 07/15/18.....................    900,000      660,354
       CSC Holdings, Inc., - Series B 8.125%, due
         08/15/09................................  1,500,000    1,243,691
       Frontiervision LP/Capital
        11.000%, due 10/15/06....................  1,000,000      840,000
        11.875%, due 09/15/07++..................  1,000,000      675,000
       Mediacom LLC, 8.500%, due
         04/15/08(c).............................  1,000,000      870,000
       Renaissance Media Group, 0.000% /
         10.000%, due 04/15/11++.................    750,000      566,250
                                                             ------------
                                                                9,135,661
                                                             ------------
       Chemicals - 4.2%
       Airgas, Inc., 9.125%, due 10/01/11........  1,000,000    1,060,000
       ARCO Chemical Co. , 9.800%, due
         02/01/20(c).............................  1,032,000      883,650
       Borden Inc.
        9.200%, due 03/15/21.....................    450,000      288,000
        7.875%, due 02/15/23.....................    450,000      285,750
       Ferro Corp., 9.125%, due 01/01/09.........  1,000,000    1,075,842
       Huntsman ICI Chemicals LLC, 10.125%,
         due 07/01/09............................  1,000,000      900,000
       IMC Global, Inc.
        6.500%, due 08/01/03.....................    255,000      252,864
        6.550%, due 01/15/05.....................    125,000      119,208
       IMC Global, Inc. - Series B 11.250%, due
         06/01/11................................  1,000,000    1,085,000
       International Flavors & Fragrances, Inc.
         6.450%, due 05/15/06....................    750,000      780,921
       Johnsondiversey, Inc. 9.625%, due
         05/15/12 (144A)(a)......................    400,000      420,000
       Lyondell Chemical Co. 10.875%, due
         05/01/09(c).............................    150,000      133,500
       Lyondell Chemical Co. - Series A 9.625%,
         due 05/01/07............................  1,000,000      957,500
       Methanex Corp., 8.750%, due
         08/15/12................................    275,000      281,875
       OM Group, Inc., 9.250%, due 12/15/11......    850,000      884,000
       Scotts Co., 8.625%, due 01/15/09..........  1,000,000    1,036,250
       Solutia, Inc.,
        7.375%, due 10/15/27(c)..................    200,000      133,250
        6.720%, due 10/15/37(c)..................  1,000,000      855,000

       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Chemicals - continued
       Texas Petrochemical Corp. 11.125%,
         due 07/01/06........................... $  875,000 $    713,125
                                                            ------------
                                                              12,145,735
                                                            ------------

       Commercial Services - 2.6%
       Allied Waste North America, Inc. 7.875%,
         due 01/01/09...........................  2,250,000    2,171,250
       Avis Group Holdings, Inc. 11.000%, due
         05/01/09...............................  1,500,000    1,642,500
       Dun & Bradstreet Corp., 6.625%,
         due 03/15/06...........................    500,000      519,136
       First Data Corp., Convertible 2.000%, due
         03/01/08...............................  1,000,000    1,050,000
       Iron Mountain, Inc., 8.625%, due
         04/01/13...............................  1,230,000    1,263,825
       Spherion Corp., Convertible 4.500%, due
         06/01/05...............................    200,000      176,000
       Unicco Service Co., 9.875%, due
         10/15/07(c)............................    622,000      600,230
                                                            ------------
                                                               7,422,941
                                                            ------------
       Communications - 3.4%
       Crown Castle International Corp.
        9.375%, due 08/01/11(c).................    500,000      317,500
        10.750%, due 08/01/11(c)................  1,000,000      665,000
       Echostar Broadband Corp.
        10.375%, due 10/01/07...................    600,000      576,000
       Intermedia Communications, Inc., Series B
        8.875%, due 11/01/07....................    250,000       76,250
        8.500%, due 01/15/08(c).................    650,000      204,750
        8.600%, due 06/01/08(c).................    250,000       76,250
       L-3 Communications Corp.
        10.375%, due 05/01/07...................  1,000,000    1,056,250
        7.625%, due 06/15/12 (144A)(a)..........  2,000,000    2,015,000
       Lucent Technologies, Inc.
        7.250%, due 07/15/06(c).................    400,000      274,000
        6.500%, due 01/15/28....................    150,000       78,000
        6.450%, due 03/15/29(c).................  1,250,000      650,000
       Nextel Communications, Inc.
        9.375%, due 11/15/09(c)(d)..............    600,000      306,000
        5.250%, due 01/15/10(c).................    700,000      293,125
        9.500%, due 02/01/11....................  2,850,000    1,410,750
       Nextel Communications, Inc. 0.000% /
         9.50%, due 02/15/08++(c)...............  1,200,000      579,000
       Nortel Networks, Ltd. 6.125%, due
         02/15/06(c)............................    450,000      258,750
       SBA Communications Corp. 10.250%, due
         02/01/09(c)............................    500,000      302,500
       SBA Communications Corp. 0.000% /
         12.000%, due 03/01/08++................  1,000,000      565,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Communications - continued
       WorldCom, Inc. 6.950%, due
         08/15/28(c)............................ $  500,000 $     77,500
                                                            ------------
                                                               9,781,625
                                                            ------------
       Computer Software & Processing - 2.4%
       Affiliated Computer Services, Inc.,
         Convertible 3.500%, due 02/15/06
         (144A)(a)..............................    750,000      953,437
       Juniper Networks, Inc. 4.750%, due
         03/15/07...............................  2,395,000    1,478,912
       Mentor Graphics Corp., Convertible
         6.875%, due 06/15/07 (144A)(a).........    500,000      497,500
       Mercury Interactive Corp. 4.750%, due
         07/01/07...............................    925,000      744,625
       Rational Software Corp., Convertible
         5.000%, due 02/01/07...................    700,000      574,875
       SanDisk Corp., Convertible 4.500%, due
         11/15/06 (144A)(a).....................    250,000      247,188
       Symantec Corp., Convertible 3.000%, due
         11/01/06...............................    750,000      910,312
       Unisys Corp. 8.125%, due 06/01/06........    750,000      746,250
       Wind River Systems, Inc., Convertible
         3.750%, due 12/15/06 (144A)(a).........    950,000      666,188
                                                            ------------
                                                               6,819,287
                                                            ------------
       Computers & Information - 0.4%
       Quantum Corp., Convertible 7.000%, due
         08/01/04...............................  1,075,000    1,007,813
                                                            ------------
       Containers - 1.7%
       Four M Corp. - Series B 12.000%, due
         06/01/06...............................    350,000      360,500
       Graphic Packaging Corp. 8.625%, due
         02/15/12 (144A)(a).....................  2,000,000    2,075,000
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09 (144A)(a).........  2,500,000    2,512,500
                                                            ------------
                                                               4,948,000
                                                            ------------
       Electric Utilities - 3.0%
       AES Corp. (The)
        9.500%, due 06/01/09(c).................  1,500,000      997,500
        9.375%, due 09/15/10(c).................    450,000      294,750
        8.875%, due 02/15/11(c).................    615,000      384,375
       Calpine Corp.
        7.875%, due 04/01/08....................  1,500,000      997,500
        8.500%, due 02/15/11(c).................    350,000      236,250
       Kansas City Power & Light Co. 7.125%, due
         12/15/05...............................    500,000      532,752
       Midland Funding Corp. 10.330%, due
         07/23/02...............................     17,212       17,212
       Mirant Americas Generation LLC 7.625%,
         due 05/01/06(c)........................  1,250,000    1,013,446

       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Electric Utilities - continued
       PP&L, Inc. 6.550%, due 03/01/06.......... $1,250,000 $  1,318,256
       PSE&G Energy Holdings, Inc. 8.500%, due
         06/15/11...............................  1,500,000    1,402,674
       Virginia Electric & Power Co. - Series A
         7.000%, due 01/01/24...................    700,000      688,220
       Wisconsin Public Service Corp. 6.125%,
         due 08/01/11...........................    750,000      758,797
                                                            ------------
                                                               8,641,732
                                                            ------------
       Electronics - 4.0%
       Agilent Technologies, Inc., Convertible
         3.000%, due 12/01/21...................    500,000      513,125
       Analog Devices, Inc., Convertible 4.750%,
         due 10/01/05...........................  1,050,000    1,008,000
       ASML Holding N.V., Convertible 4.250%,
         due 11/30/04...........................    600,000      526,530
       Cypress Semiconductor Corp. 3.750%, due
         07/01/05...............................    795,000      681,713
       EDO Corp., Convertible 5.250%, due
         04/15/07 (144A)(a).....................  1,450,000    1,687,437
       LSI Logic Corp., Convertible 4.000%, due
         02/15/05...............................  2,000,000    1,705,000
       RF Micro Devices, Inc., Convertible
         3.750%, due 08/15/05 (144A)(a).........  1,350,000    1,063,125
       Seagate Tech HDD Holding 8.000%, due
         05/15/09 (144A)(a).....................  1,500,000    1,507,500
       Thermo Electron Corp., Convertible
         4.000%, due 01/15/05...................  1,500,000    1,438,125
       Vitesse Semiconductor Corp. 4.000%, due
         03/15/05...............................  1,750,000    1,365,000
                                                            ------------
                                                              11,495,555
                                                            ------------
       Energy - 0.7%
       PPL Energy Supply LLC 6.400%, due
         11/01/11 (144A)(a).....................  2,000,000    1,867,332
                                                            ------------
       Entertainment & Leisure - 3.9%
       Boyd Gaming Corp. 8.750%, due 04/15/12
         (144A)(a)..............................  1,500,000    1,515,000
       Chumash Casino & Resort 9.000%, due
         07/15/10 (144A)(a).....................    300,000      305,250
       Harrah's Operation Co., Inc. 7.500%, due
         01/15/09...............................  1,700,000    1,796,684
       Isle of Capri Casinos, Inc. 9.000%, due
         03/15/12 (144A)(a).....................  1,500,000    1,522,500
       Mandalay Resort Group 9.375%, due
         02/15/10...............................  1,500,000    1,560,000
       Mohegan Tribal Gaming Authority 8.750%,
         due 01/01/09...........................  2,500,000    2,603,125
       Royal Caribbean Cruises, Ltd. 7.500%, due
         10/15/27(c)............................    800,000      609,732

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Entertainment & Leisure - continued
       Six Flags, Inc. 9.500%, due 02/01/09
         (144A)(a).............................. $1,250,000 $  1,281,250
                                                            ------------
                                                              11,193,541
                                                            ------------
       Financial Services - 1.8%
       BISYS Group, Inc. 4.000%, due 03/15/06
         (144A)(a)..............................    900,000    1,058,625
       Ford Motor Credit Co. 7.250%, due
         10/25/11(c)............................  1,500,000    1,509,721
       GATX Financial Corp. 8.875%, due
         06/01/09...............................  2,000,000    2,009,268
       Merrill Lynch & Co., Inc. 1.500%, due
         12/15/05...............................    500,000      456,300
                                                            ------------
                                                               5,033,914
                                                            ------------
       Food Retailers - 2.4%
       American Seafoods Group LLC 10.125%,
         due 04/15/10 (144A)(a).................  1,000,000    1,015,000
       B&G Foods, Inc., - Series B 9.625%, due
         08/01/07...............................    400,000      412,000
       Great Atlantic & Pacific Tea Co., Inc.
        7.750%, due 04/15/07(c).................    750,000      693,750
        9.125%, due 12/15/11....................  1,500,000    1,402,500
       Ingles Markets, Inc. 8.875%, due
         12/01/11...............................  1,250,000    1,250,000
       Roundy's, Inc. 8.875%, due 06/15/12
         (144A)(a)..............................  1,200,000    1,203,000
       Stater Brothers Holdings, Inc. 10.750%,
         due 08/15/06...........................    750,000      776,250
                                                            ------------
                                                               6,752,500
                                                            ------------
       Forest Products & Paper - 2.2%
       Buckeye Technologies, Inc. 8.000%, due
         10/15/10...............................    750,000      618,750
       Fonda Group, Inc. 9.500%, due
         03/01/07...............................    250,000      213,750
       Georgia-Pacific Corp. 8.250%, due
         03/01/23...............................    925,000      822,591
       International Paper Co. 8.125%, due
         07/08/05...............................  1,000,000    1,100,386
       Longview Fibre Co. 10.000%, due
         01/15/09 (144A)(a).....................    500,000      521,250
       Stone Container Corp.
        9.250%, due 02/01/08 (144A)(a)..........  1,000,000    1,057,500
        8.375%, due 07/01/12 (144A)(a)..........    600,000      607,500
       Temple-Inland, Inc. 7.875%, due
         05/01/12...............................  1,250,000    1,320,859
                                                            ------------
                                                               6,262,586
                                                            ------------
       Health Care Products - 1.0%
       Affymetrix, Inc., Convertible 4.750%, due
         02/15/07 (144A)(a).....................    250,000      208,125

      --------------------------------------------------------------------
      Security                                        Par        Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Health Care Products - continued
      Fisher Scientific International, Inc.
        9.000%, due 02/01/08...................... $1,000,000 $  1,027,500
      Fresenius Med Cap Trust II 7.875%, due
        02/01/08..................................  1,050,000      947,625
      Hanger Orthopedic Group, Inc. 10.375%,
        due 02/15/09..............................    500,000      522,500
      Thermedics, Inc., Convertible 0.000%, due
        06/01/03 +................................    100,000       91,867
                                                              ------------
                                                                 2,797,617
                                                              ------------
      Health Care Providers & Services - 4.9%
      Coventry Health Care, Inc. 8.125%, due
        02/15/12..................................  1,500,000    1,537,500
      Extendicare Health Services 9.500%, due
        07/01/10 (144A)(a)........................    400,000      402,500
      HCA, Inc.
       7.690%, due 06/15/25.......................    500,000      499,166
       7.050%, due 12/01/27.......................    300,000      276,333
       7.750%, due 07/15/36.......................    250,000      249,980
      HealthSouth Corp.
       10.750%, due 10/01/08(c)...................    500,000      555,000
       8.375%, due 10/01/11.......................  1,500,000    1,575,000
       7.625%, due 06/01/12 (144A)(a).............    500,000      496,159
      PacifiCare Health Systems, Inc. 10.750%,
        due 06/01/09 (144A)(a)....................  3,000,000    3,086,250
      Prime Medical Services, Inc. 8.750%, due
        04/01/08..................................  1,250,000    1,181,250
      Rotech Healthcare, Inc. 9.500%, due
        04/01/12 (144A)(a)........................  1,350,000    1,383,750
      Triad Hospitals, Inc. 8.750%, due
        05/01/09..................................    500,000      525,000
      Universal Health Services, Inc., Convertible
        0.426%, due 06/23/20......................  2,000,000    1,242,500
      Wellpoint Health Networks, Inc. 0.000%,
        due 07/02/19 +............................  1,000,000    1,061,250
                                                              ------------
                                                                14,071,638
                                                              ------------
      Heavy Machinery - 0.5%
      Briggs & Stratton Corp. 8.875%, due
        03/15/11..................................    500,000      527,500
      Case Corp. 7.250%, due 08/01/05.............  1,000,000      931,801
                                                              ------------
                                                                 1,459,301
                                                              ------------
      Home Construction, Furnishings & Appliances - 2.1%
      Beazer Homes USA, Inc. 8.375%, due
        04/15/12 (144A)(a)........................    750,000      761,250
      D.R. Horton, Inc. 10.000%, due
        04/15/06..................................  1,000,000    1,027,500
      Lennar Corp. 7.625%, due 03/01/09...........  1,000,000    1,020,000
      MDC Holdings, Inc. 8.375%, due
        02/01/08..................................  1,000,000    1,015,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Home Construction, Furnishings & Appliances - continued
       Schuler Homes, Inc. 9.375%, due
         07/15/09................................ $  750,000 $    768,750
       Sealy Mattress Co., - Series B 9.875%, due
         12/15/07(c).............................  1,250,000    1,262,500
                                                             ------------
                                                                5,855,000
                                                             ------------
       Industrial - Diversified - 1.3%
       Dresser, Inc. 9.375%, due 04/15/11........  1,000,000    1,017,500
       MascoTech Inc., Convertible 4.500%, due
         12/15/03(c).............................  1,250,000    1,193,750
       Murrin Murrin Holdings 9.375%, due
         08/31/07................................    500,000      137,500
       Tembec Industries, Inc. 7.750%, due
         03/15/12................................  1,000,000      997,500
       Tyco International Group S.A. 6.250%, due
         12/15/03(c).............................    500,000      435,120
                                                             ------------
                                                                3,781,370
                                                             ------------
       Insurance - 0.2%
       AdvancePCS 8.500%, due 04/01/08...........    500,000      518,750
                                                             ------------
       Lodging - 2.0%
       Aztar Corp. 8.875%, due 05/15/07..........  1,200,000    1,213,500
       Felcor Lodging LP 8.500%, due
         06/01/11................................  1,001,000      985,985
       Hilton Hotels Corp. 8.250%, due
         02/15/11................................  1,250,000    1,300,117
       John Q Hamons Hotels, Inc. 8.875%, due
         05/15/12 (144A)(a)......................    850,000      837,250
       Park Place Entertainment Corp.
        7.875%, due 12/15/05.....................  1,000,000    1,005,000
        9.375%, due 02/15/07(c)..................    400,000      419,000
                                                             ------------
                                                                5,760,852
                                                             ------------
       Media - Broadcasting & Publishing - 2.0%
       Allbritton Communications Co. 9.750%,
         due 11/30/07............................  1,000,000    1,035,000
       EchoStar DBS Corp. 9.125%, due 01/15/09
         (144A)(a)...............................  1,200,000    1,104,000
       Entercom Radio LLC/Entercom Capital,
         Inc. 7.625%, due 03/01/14...............    750,000      748,125
       Entravision Communications Corp.
         8.125%, due 03/15/09 (144A)(a)..........    400,000      404,000
       Fox Liberty Networks LLC 8.875%, due
         08/15/07................................  1,000,000    1,035,000
       Insight Communications Co., Inc. 0.000% /
         12.250%, due 02/15/11
         (144A)(a)++.............................  1,000,000      435,000
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11............................  1,000,000    1,005,000
                                                             ------------
                                                                5,766,125
                                                             ------------

       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Metals - 1.3%
       AK Steel Corp.
        9.125%, due 12/15/06(c).................. $  250,000 $    262,650
        7.750%, due 06/15/12 (144A)(a)...........    800,000      796,000
       Armco, Inc. 9.000%, due 09/15/07..........    500,000      512,500
       Century Aluminum Co. 11.750%, due
         04/15/08 (144A)(a)......................    250,000      270,000
       Glencore Nickel Property, Ltd. 9.000%,
         due 12/01/14............................    750,000      206,250
       Nortek, Inc. 8.875%, due 08/01/08(c)......    750,000      759,375
       TriMas Corp. 9.875%, due 06/15/12
         (144A)(a)...............................  1,025,000    1,027,563
                                                             ------------
                                                                3,834,338
                                                             ------------
       Miscellaneous - 0.3%
       American Greetings Corp. 11.750%, due
         07/15/08 (144A)(a)(c)...................    750,000      825,000
                                                             ------------
       Office Furnishings & Supplies - 0.5%
       Xerox Corp. 5.500%, due 11/15/03(c).......  1,525,000    1,334,375
                                                             ------------
       Oil & Gas - 6.5%
       Anadarko Petroleum Corp. 0.000%, due
         03/07/20+...............................  1,000,000      642,500
       Chesapeake Energy Corp.
        8.375%, due 11/01/08 (144A)(a)...........    500,000      502,500
        8.500%, due 03/15/12.....................    200,000      200,000
       Forest Oil Corp. 8.000%, due 06/15/08.....  1,500,000    1,511,250
       Hanover Compressor Co., Convertible
         4.750%, due 03/15/08....................  1,000,000      807,500
       KCS Energy, Inc. 11.000%, due
         01/15/03................................    750,000      746,250
       Kerr-McGee Corp., Convertible 5.250%,
         due 02/15/10............................  1,000,000    1,110,000
       Key Energy Services, Inc., - Series C
         8.375%, due 03/01/08....................  1,000,000    1,030,000
       Magnum Hunter Resources, Inc. 9.600%,
         due 03/15/12 (144A)(a)..................    500,000      517,500
       Mission Resources Corp., - Series C
         10.875%, due 04/01/07 (144A)(a).........    500,000      412,500
       Nuevo Energy Co., - Series B
        9.500%, due 06/01/08.....................    400,000      405,000
        9.375%, due 10/01/10(c)..................    600,000      603,000
       Ocean Energy, Inc. 7.500%, due
         09/15/27................................    250,000      246,206
       Parker Drilling Corp. 10.125%, due
         11/15/09 (144A)(a)......................  1,500,000    1,575,000
       Parker Drilling Corp., Convertible 5.500%,
         due 08/01/04(c).........................  1,000,000      951,250
       Pennzoil-Quaker State Co.
        10.000%, due 11/01/08....................    750,000      882,188
        7.375%, due 04/01/29(c)..................  1,440,000    1,552,405

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                        Par        Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Pioneer Natural Resources Co.
       6.500%, due 01/15/08....................... $  500,000 $    476,524
       7.200%, due 01/15/28.......................  1,510,000    1,355,335
      Pogo Producing Co. 8.750%, due
        05/15/07..................................    500,000      509,375
      Stone Energy Corp. 8.250%, due 12/15/11
        (144A)(a).................................    750,000      753,750
      Swift Energy Co. 9.375%, due 05/01/12.......  1,250,000    1,184,375
      Tesoro Petroleum Corp. 9.625%, due
        04/01/12 (144A)(a)(c).....................    750,000      690,000
                                                              ------------
                                                                18,664,408
                                                              ------------
      Pharmaceuticals - 0.7%
      Cell Therapeutics, Inc., Convertible 5.750%,
        due 06/15/08 (144A)(a)....................    750,000      390,938
      Human Genome Sciences, Inc., Convertible
        3.750%, due 03/15/07......................    970,000      655,963
      IVAX Corp., Convertible 5.500%, due
        05/15/07..................................  1,250,000    1,023,437
                                                              ------------
                                                                 2,070,338
                                                              ------------
      Real Estate - 1.8%
      EOP Operating LP, Convertible 7.250%, due
        11/15/08^.................................    500,000      541,250
      Host Marriott Corp. (REIT), - Series B
        7.875%, due 08/01/08......................    850,000      813,875
      Host Marriott LP (REIT)
       8.375%, due 02/15/06.......................    300,000      295,500
       9.250%, due 10/01/07.......................  1,250,000    1,262,500
      JDN Realty Corp. (REIT) 6.950%, due
        08/01/07..................................    300,000      260,909
      La Quinta Corp. (REIT) 7.000%, due
        08/15/07(c)...............................    660,000      633,600
      TriNet Corporate Realty Trust, Inc. (REIT)
        7.950%, due 05/15/06......................    350,000      343,649
      Ventas Realty LP (REIT) 8.750%, due
        05/01/09 (144A)(a)........................  1,000,000    1,015,000
                                                              ------------
                                                                 5,166,283
                                                              ------------
      Retailers - 1.1%
      Amazon.com, Inc. 6.875%, due 02/16/10.......    425,000      264,835
      Amazon.com, Inc., Convertible 4.750%, due
        02/01/09..................................    450,000      295,875
      Central Garden & Pet Co. 6.000%, due
        11/15/03..................................    500,000      468,125
      Dollar General Corp. 8.625%, due
        06/15/10..................................    350,000      356,244
      JC Penney, Inc.
       6.875%, due 10/15/15.......................    400,000      332,810
       7.650%, due 08/15/16.......................    600,000      511,233
       7.950%, due 04/01/17.......................    250,000      226,812

     ---------------------------------------------------------------------
     Security                                         Par        Value
     Description                                     Amount     (Note 2)
     ---------------------------------------------------------------------

     Retailers - continued
     Office Depot, Inc. 10.000%, due
       07/15/08................................... $  500,000 $    552,500
                                                              ------------
                                                                 3,008,434
                                                              ------------
     Telephone Systems - 3.0%
     Alamosa Delaware, Inc.
      12.500%, due 02/01/11.......................    850,000      242,250
      13.625%, due 08/15/11.......................  1,000,000      305,000
     Alamosa Holdings, Inc. 0.000% / 12.875%,
       due 02/15/10++.............................    750,000      116,250
     Block Communications, Inc. 9.250%, due
       04/15/09 (144A)(a).........................  2,000,000    2,010,000
     Dobson Communications Corp. 10.875%,
       due 07/01/10(c)............................    600,000      357,000
     Level 3 Communications, Inc. 11.000%, due
       03/15/08(c)................................  1,000,000      350,000
     Northern Telecom Capital 7.875%, due
       06/15/26...................................    270,000      136,350
     Pliant Systems, Inc., Convertible 5.000%, due
       05/15/49(d)................................    300,000           93
     Rogers Communications, Inc., - Class A,
       Convertible 2.000%, due 11/26/05(c)........  1,600,000    1,224,000
     Rural Cellular Corp. 9.750%, due 01/15/10
       (144A)(a)..................................    600,000      291,000
     TeleCorp PCS, Inc. 10.625%, due
       07/15/10...................................  1,000,000      940,000
     TeleCorp PCS, Inc. 0.000% / 11.625%, due
       04/15/09++.................................    731,000      559,215
     Triton PCS, Inc. 0.000% / 11.000%, due
       05/01/08++.................................  2,000,000    1,250,000
     US Unwired, Inc. 0.000% / 13.375%, due
       11/01/2009++...............................  1,200,000      294,000
     VoiceStream Wireless Corp. 10.375%, due
       11/15/09...................................    325,000      313,625
     Western Wireless Corp. 10.500%, due
       02/01/07(c)................................    250,000      106,250
                                                              ------------
                                                                 8,495,033
                                                              ------------
     Textiles, Clothing & Fabrics - 0.5%
     Interface, Inc. 9.500%, due 11/15/05.........  1,000,000    1,008,750
     Levi Strauss & Co. 11.625%, due
       01/15/08(c)................................    500,000      477,500
                                                              ------------
                                                                 1,486,250
                                                              ------------
     Tires & Rubber - 0.4%
     Goodyear Tire & Rubber Co. 7.857%, due
       08/15/11...................................  1,150,000    1,062,192
                                                              ------------
     Transportation - 0.2%
     American President Co., Ltd. 8.000%, due
       01/15/24...................................    700,000      430,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Transportation - continued
       Seabulk International, Inc. 12.500%, due
         06/30/07(c)............................ $   257,830 $    256,541
                                                             ------------
                                                                  687,041
                                                             ------------
       U.S. Government Agency Mortgage Backed Securities - 7.4%
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/15/06...................  10,000,000   10,498,350
       Federal National Mortgage Assoc.
        7.000%, due 09/01/29....................   1,591,607    1,651,513
        7.000%, due 03/01/32....................   1,916,441    1,987,521
        7.000%, due 12/01/32....................   6,877,818    7,130,852
                                                             ------------
                                                               21,268,236
                                                             ------------
       Total Domestic Bonds & Debt Securities
       (Cost $262,224,258)                                    248,204,215
                                                             ------------

       Foreign Bonds & Debt Securities - 3.7%
       Argentina - 0.1%
       Telefonica de Argentina S.A., 9.125%, due
         05/07/08 (144A)(a).....................     500,000      217,500
                                                             ------------
       Brazil - 0.1%
       Globo Comunicacoes Participation,
         10.625%, due 12/05/08 (144A)(a)........     750,000      271,875
                                                             ------------
       Canada - 1.7%
       Abitibi-Consolidated, Inc. (Yankee)
         8.550%, due 08/01/10...................   1,250,000    1,307,026
       Biovail Corp., (Yankee) 7.875%, due
         04/01/10...............................   1,000,000      970,000
       Calpine Canada Energy
        8.750%, due 10/15/07....................     200,000       92,513
        8.500%, due 05/01/08(c).................     225,000      155,250
       Microcell Telecommunications, Inc.
         0.000% / 11.125%, due
         10/15/07++.............................   1,900,000       96,958
       Rogers Cantel, Inc., (Yankee) 8.300%,
         due 10/01/07...........................   1,000,000      695,000
       Rogers Wireless Communications, Inc.
         9.625%, due 05/01/11...................     750,000      513,750
       Tembec Industries, Inc., (Yankee)
         8.625%, due 06/30/09...................   1,000,000    1,035,000
                                                             ------------
                                                                4,865,497
                                                             ------------
       Indonesia - 0.0%
       PT Indah Kiat Pulp & Paper Corp. *.......   1,867,500       49,297
                                                             ------------
       Luxembourg - 0.1%
       Millicom International Cellular S.A.,
         (Yankee) 13.500%, due
         06/01/06(c)............................   1,000,000      355,000
                                                             ------------
       Mexico - 0.9%
       Gruma S.A. de C.V., (Yankee) 7.625%,
         due 10/15/07...........................     500,000      485,000

       -----------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       -----------------------------------------------------------------

       Mexico - continued
       Petroleos Mexicanos
        8.625%, due 12/01/23.................... $  700,000 $    701,750
        9.500%, due 09/15/27(c).................    350,000      362,250
       TV Azteca S.A., (Yankee) 10.500%, due
         02/15/07(c)............................  1,000,000      972,500
                                                            ------------
                                                               2,521,500
                                                            ------------
       Netherlands - 0.1%
       STMicroelectronics N.V., Convertible
         0.000%, due 09/22/09 +.................    500,000      437,500
                                                            ------------
       United Kingdom - 0.7%
       Amdocs Ltd., (Yankee) 2.000%, due
         06/01/08...............................  1,000,000      868,750
       Swiss Life Financial Ltd., Convertible
         2.000%, due 05/20/05...................  1,000,000    1,046,650
                                                            ------------
                                                               1,915,400
                                                            ------------
       Total Foreign Bonds & Debt Securities
       (Cost $14,114,886)                                     10,633,569
                                                            ------------

       Common and Preferred Stocks - 3.7%
       Aerospace & Defense - 0.2%
       Raytheon Co. Convertible Preferred.......      8,500      563,125
                                                            ------------
       Automotive - 0.3%
       Ford Motor Co. II Convertible Preferred..     15,000      843,750
                                                            ------------
       Communications - 0.2%
       Call-Net Enterprises, Inc. - Class B.....     16,571        5,220
       Cox Communications, Inc. - Class A,
         Convertible Preferred..................     17,000      498,100
       McDATA Corp. - Class A*..................        440        3,876
                                                            ------------
                                                                 507,196
                                                            ------------
       Computer Services - 0.2%
       Electronic Data Systems Corp. Convertible
         Preferred..............................     15,000      558,000
       EMC Corp.................................     12,000       90,600
                                                            ------------
                                                                 648,600
                                                            ------------
       Electric Utilities - 0.3%
       AES Trust VII Convertible Preferred(c)...     10,000      187,500
       Dominion Resources, Inc. Convertible
         Preferred..............................     10,000      607,000
       Toledo Edison Co. Preferred..............        300       17,100
                                                            ------------
                                                                 811,600
                                                            ------------
       Electronics - 0.0%
       DecisionOne Corp.(b)*....................         66            0
                                                            ------------
       Entertainment & Leisure - 0.2%
       Six Flags, Inc...........................     30,000      690,000
                                                            ------------
       Financial Services - 0.4%
       Union Pacific Capital Trust Convertible
         Preferred(c)...........................     12,500      656,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                   Shares/Par    Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Washington Mutual, Inc. Convertible
         Preferred(c)............................  $10,000   $    526,250
                                                             ------------
                                                                1,182,500
                                                             ------------
       Forest Products & Paper - 0.6%
       Temple-Inland, Inc. Convertible
         Preferred*..............................   30,000      1,647,000
                                                             ------------
       Household Products - 0.0%
       Leiner Health Products, Inc. *............       82             82
                                                             ------------
       Industrial - Diversified - 0.0%
       Safelite Glass Corp.(b)*..................      436            626
       Safelite Glass Corp. - Class B(b)*........    6,452            625
                                                             ------------
                                                                    1,251
                                                             ------------
       Insurance - 0.2%
       ACE, Ltd. Convertible Preferred...........   10,000        644,100
                                                             ------------
       Media - Broadcasting & Publishing - 0.1%
       Sinclair Broadcast Group, Inc. - Series D,
         Convertible Preferred...................    8,500        314,500
                                                             ------------
       Metals - 0.6%
       Horizon Natural Resources Co. *...........   48,436        532,796
       Phelps Dodge Corp. Convertible
         Preferred...............................   10,000      1,055,000
                                                             ------------
                                                                1,587,796
                                                             ------------
       Retailers - 0.1%
       Toys "R" Us, Inc. Preferred*..............    4,000        205,200
                                                             ------------
       Transportation - 0.3%
       Canadian National Railway Co. Convertible
         Preferred(c)............................    8,000        545,200
       Seabulk International, Inc.*..............   18,557        145,487
       Trico Marine Services, Inc.*..............   47,412        321,928
                                                             ------------
                                                                1,012,615
                                                             ------------
       Total Common and Preferred Stocks
       (Cost $15,120,844)                                      10,659,315
                                                             ------------

       Warrants - 0.0%
       Cable - 0.0%
       NTL, Inc. (expiring
         10/14/08)(144A)*(a).....................      522             26
                                                             ------------
       Forest Products & Paper - 0.0%
       Asia Pulp & Paper, Ltd. (expiring
         03/15/05)(144A)*(a).....................      250              0
                                                             ------------
       Industrial - Diversified - 0.0%
       Safelite Glass Corp. - Class A (expiring
         09/29/06)*(b)...........................   15,811            625
       Safelite Glass Corp. - Class B (expiring
         09/29/07)*(b)...........................   10,541            625
                                                             ------------
                                                                    1,250
                                                             ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------
     Medical Supplies - 0.0%
     Urohealth Systems, Inc. (expiring
       04/10/04)(144A)(a)(b)*...................         250 $          0
                                                             ------------
     Transportation - 0.0%
     Seabulk International, Inc. (expiring
       06/30/07)*(144A)(a)......................       1,423        4,269
     Seabulk International, Inc. (expiring
       12/14/03)*...............................         869          326
                                                             ------------
                                                                    4,595
                                                             ------------
     Total Warrants (Cost $509,177)                                 5,871
                                                             ------------

     Short-Term Investments - 12.7%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 6/28/02
       at 0.75% to be repurchased at
       $9,658,604 on 7/01/02 collateralized
       by $7,875,000 USTB 10.75% due
       08/15/05 with a value of
       $9,853,594............................... $ 9,658,000    9,658,000
     State Street Navigator Securites Lending
       Prime Portfolio(e).......................  26,734,110   26,734,110
                                                             ------------
     Total Short-Term Investments
     (Cost $36,392,110)                                        36,392,110
                                                             ------------

     TOTAL INVESTMENTS - 106.9%
     (Cost $328,361,275)                                      305,895,080

     Other Assets and Liabilities (net) - (6.9%)              (19,775,788)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $286,119,292
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)


Portfolio Footnotes:

*   Non-income producing security.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2002.

+   Zero coupon bond.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(c) All or a portion of security out on loan.

(d) Security is in default.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                         Percent of
Portfolio Composition by Credit Quality  Portfolio
---------------------------------------------------

AAA/Government/Government Agency             7.89%
AA                                           0.84
A                                            3.05
BBB                                         17.50
BB                                          28.39
B                                           37.53
Below B                                      2.46
Equities/ Other                              2.34
                                           ------
Total:                                     100.00%
                                           ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


--------------------------------------------------------------------------------
                                                                   Value
Security Description                                    Shares    (Note 2)
--------------------------------------------------------------------------------

Common Stocks - 95.0%
Apparel Retailers - 3.3%
Foot Locker, Inc.*..................................... 184,400 $   2,664,580
Payless ShoeSource, Inc.*..............................  21,300     1,227,945
                                                                -------------
                                                                    3,892,525
                                                                -------------
Automotive - 5.6%
Dana Corp.............................................. 134,300     2,488,579
Genuine Parts Co.......................................  82,300     2,869,801
Goodyear Tire & Rubber Co.(a)..........................  68,000     1,272,280
                                                                -------------
                                                                    6,630,660
                                                                -------------
Beverages, Food & Tobacco - 1.9%
Archer-Daniels-Midland Co.............................. 172,740     2,209,345
                                                                -------------
Chemicals - 10.4%
Crompton Corp.......................................... 205,500     2,620,125
Eastman Chemical Co....................................  66,400     3,114,160
IMC Global, Inc........................................ 186,000     2,325,000
Potash Corporation of Saskatchewan, Inc.(a)............  33,300     2,221,110
Solutia, Inc........................................... 279,100     1,959,282
                                                                -------------
                                                                   12,239,677
                                                                -------------
Computer Software & Processing - 1.0%
Sybase, Inc.*.......................................... 115,500     1,218,525
                                                                -------------
Containers & Packaging - 4.7%
Ball Corp..............................................  56,400     2,339,472
Pactiv Corp.*.......................................... 132,100     3,143,980
                                                                -------------
                                                                    5,483,452
                                                                -------------
Electric Utilities - 7.4%
Ameren Corp............................................  50,600     2,176,306
CMS Energy Corp........................................ 189,100     2,076,318
Northeast Utilities.................................... 127,000     2,388,870
TECO Energy, Inc.(a)...................................  85,700     2,121,075
                                                                -------------
                                                                    8,762,569
                                                                -------------
Electrical Equipment - 1.0%
Grainger (W.W.), Inc...................................  22,300     1,117,230
                                                                -------------
Entertainment & Leisure - 1.6%
Park Place Entertainment Corp.*........................ 184,700     1,893,175
                                                                -------------
Food Retailers - 1.0%
Albertson's, Inc.......................................  38,900     1,184,894
                                                                -------------
Forest Products & Paper - 3.5%
Georgia-Pacific Group.................................. 113,700     2,794,746
MeadWestvaco Corp......................................  38,000     1,275,280
                                                                -------------
                                                                    4,070,026
                                                                -------------
Health Care Products - 3.4%
Becton Dickinson & Co..................................  31,200     1,074,840
Boston Scientific Corp.*............................... 100,700     2,952,524
                                                                -------------
                                                                    4,027,364
                                                                -------------

--------------------------------------------------------------------------------
                                                                   Value
Security Description                                    Shares    (Note 2)
--------------------------------------------------------------------------------

Health Care Providers & Services - 2.8%
Caremark Rx, Inc.*..................................... 135,500 $   2,235,750
Trigon Healthcare, Inc.*...............................  11,100     1,116,438
                                                                -------------
                                                                    3,352,188
                                                                -------------
Heavy Machinery - 1.0%
CNH Global N.V......................................... 294,100     1,185,223
                                                                -------------
Home Construction, Furnishings & Appliances - 1.3%
Leggett & Platt, Inc...................................  64,300     1,504,620
                                                                -------------
Household Products - 4.6%
Newell Rubbermaid, Inc.................................  71,900     2,520,814
Snap-On, Inc...........................................  98,400     2,921,496
                                                                -------------
                                                                    5,442,310
                                                                -------------
Insurance - 10.8%
Everest Reinsurance Group, Ltd.........................  39,700     2,221,215
Health Net, Inc.*......................................  83,400     2,232,618
PartnerRe, Ltd.........................................  46,600     2,281,070
SAFECO Corp............................................  76,000     2,347,640
Transatlantic Holdings, Inc............................   9,100       728,000
XL Capital, Ltd. - Class A.............................  34,000     2,879,800
                                                                -------------
                                                                   12,690,343
                                                                -------------
Metals - 4.1%
Hubbell, Inc. - Class B................................  81,600     2,786,640
Timken Co..............................................  93,200     2,081,156
                                                                -------------
                                                                    4,867,796
                                                                -------------
Oil & Gas - 9.7%
EOG Resources, Inc.....................................  61,100     2,425,670
Halliburton Co......................................... 184,700     2,944,118
Kerr-McGee Corp........................................  45,100     2,415,105
Pride Intl., Inc.*..................................... 106,900     1,674,054
Southwest Gas Corp.....................................  77,300     1,913,175
                                                                -------------
                                                                   11,372,122
                                                                -------------
Pharmaceuticals - 2.6%
Mylan Laboratories, Inc................................  98,300     3,081,705
                                                                -------------
Real Estate - 2.4%
Healthcare Realty Trust, Inc. (REIT)...................  86,455     2,766,560
                                                                -------------
Restaurants - 2.1%
CBRL Group, Inc........................................  80,100     2,437,443
                                                                -------------
Retailers - 6.7%
Big Lots, Inc.*........................................ 126,200     2,483,616
J.C. Penney Co., Inc.(a)............................... 109,600     2,413,392
May Department Stores Co...............................  36,000     1,185,480
Office Depot, Inc.*.................................... 104,200     1,750,560
                                                                -------------
                                                                    7,833,048
                                                                -------------
Textiles, Clothing & Fabrics - 2.1%
Tommy Hilfiger Corp.*.................................. 175,900     2,518,888
                                                                -------------
Total Common Stocks (Cost $100,501,718)                           111,781,688
                                                                -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

--------------------------------------------------------------------------------
                                                        Shares/Par    Value
Security Description                                      Amount     (Note 2)
--------------------------------------------------------------------------------

Short-Term Investments - 8.3%
State Street Bank and Trust Co., Repurchase Agreement,
  dated 06/28/02 at 0.75% to be repurchased at
  $7,263,454 on 07/01/02 collateralized by $5,925,000
  USTB 10.75% due 08/15/05 with a value of $7,413,656.. $7,263,000 $  7,263,000
State Street Navigator Securities Lending Prime
  Portfolio(b).........................................  2,496,925    2,496,925
                                                                   ------------
Total Short-Term Investments (Cost $9,759,925)                        9,759,925
                                                                   ------------

TOTAL INVESTMENTS - 103.3% (Cost $110,261,643)                      121,541,613

Other Assets and Liabilities (net) - (3.3%)                          (3,873,674)
                                                                   ------------

TOTAL NET ASSETS - 100.0%                                          $117,667,939
                                                                   ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


            -----------------------------------------------------------
            Security                                       Value
            Description                          Shares   (Note 2)
            -----------------------------------------------------------

            Common Stocks - 97.0%
            Aerospace & Defense - 0.4%
            MTC Technologies, Inc.*.............    400 $      7,600
            Verdian Corp.*......................  4,900      111,230
                                                        ------------
                                                             118,830
                                                        ------------
            Airlines - 1.3%
            Frontier Airlines, Inc.*(a)......... 17,000      138,210
            SkyWest, Inc........................ 12,500      292,375
                                                        ------------
                                                             430,585
                                                        ------------
            Apparel Retailers - 3.2%
            Aeropostale, Inc.*(a)...............  1,000       27,370
            Christopher & Banks Corp.*(a).......  9,700      410,310
            Hot Topic, Inc.*(a).................  9,450      252,410
            Pacific Sunwear of California, Inc.* 16,050      355,828
                                                        ------------
                                                           1,045,918
                                                        ------------
            Banking - 1.8%
            CompuCredit Corp.*(a)............... 15,600      106,392
            IndyMac Bancorp, Inc.*..............  5,900      133,812
            Silicon Valley Bancshares*(a).......  5,100      134,436
            Southwest Bancorp. of Texas, Inc.*..  6,100      220,942
                                                        ------------
                                                             595,582
                                                        ------------
            Beverages, Food & Tobacco - 0.3%
            United Natural Foods, Inc.*(a)......  5,100       99,450
                                                        ------------
            Building Materials - 1.0%
            Insight Enterprises, Inc.*.......... 12,500      314,875
                                                        ------------
            Chemicals - 0.8%
            OM Group, Inc.(a)...................  4,300      266,600
                                                        ------------
            Commercial Services - 14.3%
            Bio-Technology General Corp.*....... 20,600      123,806
            Career Education Corp.*.............  7,000      315,000
            Core Laboratories N.V.*(a).......... 15,670      188,354
            Corporate Executive Board Co.*(a)... 15,000      513,750
            Critical Path, Inc.*................ 12,800       13,056
            Education Management Corp.*.........  4,300      175,139
            EGL, Inc.*(a)....................... 11,900      201,824
            Entrust, Inc.*......................  6,500       17,680
            First Consulting Group, Inc.*(a).... 13,900      119,540
            FTI Consulting, Inc.*...............  3,200      112,032
            G & K Services, Inc. - Class A......  9,500      325,280
            Iron Mountain, Inc.*................ 19,400      598,490
            Keith Companies, Inc.*..............  4,300       65,446
            Labor Ready, Inc.*..................  8,700       50,895
            Management Network Group, Inc.*.....  4,200        9,744
            NCO Group, Inc.*.................... 10,600      230,868
            NDCHealth Corp.(a)..................  6,100      170,190
            On Assignment, Inc.*(a)............. 10,100      179,780
            Overture Services, Inc.*............    600       14,988
            Pegasus Solutions, Inc.*............  8,550      149,625
            Raindance Communications, Inc.*..... 12,400       71,300

           -------------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           -------------------------------------------------------------

           Commercial Services - continued
           Seattle Genetics, Inc.*...............  5,700 $     29,697
           Steiner Leisure, Ltd.*(a)............. 13,200      191,400
           Sylvan Learning Systems, Inc.*(a).....  6,300      125,622
           TeleTech Holdings, Inc.*.............. 36,300      346,302
           Tetra Tech, Inc.*(a).................. 13,949      205,050
           Tier Technologies, Inc. - Class B*....  4,800       85,536
           WebEx Communications, Inc.*(a)........  6,100       96,990
                                                         ------------
                                                            4,727,384
                                                         ------------
           Communications - 2.2%
           @Road, Inc.*(a).......................  5,300       32,701
           Cable Design Technologies Corp.*...... 13,000      133,250
           ClearOne Communications, Inc.*(a).....  6,300       92,799
           Comtech Telecommunications Corp.*..... 10,200       70,380
           Metro One Telecommunications, Inc.*(a) 11,500      160,540
           Plantronics, Inc.*(a)................. 12,000      228,120
           StockerYale, Inc.*(a).................  1,900        3,988
                                                         ------------
                                                              721,778
                                                         ------------
           Computer Software & Processing - 7.9%
           Acxiom Corp.*(a)...................... 19,100      334,059
           BSQUARE Corp.*........................  7,100       16,046
           Datastream Systems, Inc.*.............  9,600       68,160
           Documentum, Inc.*..................... 20,900      250,800
           DoubleClick, Inc.*....................  5,600       40,600
           e.College.com, Inc.*.................. 24,700       83,980
           Echelon Corp.*(a).....................  9,700      124,936
           eMerge Interactive, Inc. - Class A*... 57,600       13,248
           Intergraph Corp.*(a).................. 19,000      331,364
           Manhattan Associates, Inc.*(a)........  2,400       77,184
           ManTech International Corp. - Class A*  4,700      112,753
           McAfee. com Corp. - Class A*(a).......  7,200      105,408
           Numerical Technologies, Inc.*......... 11,900       47,540
           Phoenix Technologies Ltd.*............ 10,100      101,000
           Riverdeep Group Plc (ADR)*(a).........  9,600      149,376
           Rudolph Technologies, Inc.*...........  5,500      137,115
           S1 Corp.*............................. 33,100      244,609
           Saba Software, Inc.*(a)............... 15,300       39,015
           SeeBeyond Technology Corp.*........... 25,000       77,500
           SmartForce Plc (ADR)*(a).............. 34,300      116,620
           Verity, Inc.*.........................  6,100       67,649
           WatchGuard Technologies, Inc.*........ 16,300       83,782
                                                         ------------
                                                            2,622,744
                                                         ------------
           Computers & Information - 3.3%
           Advanced Digital Information Corp.*... 38,300      322,869
           Avenue A, Inc.*....................... 10,100       35,956
           Cray, Inc.*(a)........................ 42,400      189,528
           Mercury Computer Systems, Inc.*.......  2,500       51,750
           MICROS Systems, Inc.*.................  5,800      160,718
           RadiSys Corp.*(a)..................... 20,100      233,763

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ---------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ---------------------------------------------------------------

          Computers & Information - continued
          SkillSoft Corp.*(a).....................  6,500 $     51,025
          SRA International, Inc. - Class A*(a)...  1,100       29,678
                                                          ------------
                                                             1,075,287
                                                          ------------
          Distribution/Wholesale - 0.1%
          CellStar Corp.(a)....................... 10,180       32,983
                                                          ------------
          Electrical Equipment - 2.5%
          Analogic Corp...........................  7,000      344,190
          FEI Co.*(a).............................  5,800      142,158
          FLIR Systems, Inc.*(a)..................  3,500      146,895
          Technitrol, Inc.........................  8,800      205,040
                                                          ------------
                                                               838,283
                                                          ------------
          Electronics - 5.0%
          AstroPower, Inc.*(a).................... 10,800      212,112
          Aware, Inc.*............................  4,200       15,960
          AXT, Inc.(a)............................  7,800       62,244
          Cabot Microelectronics Corp.*(a)........  1,500       64,740
          CTS Corp.(a)............................  4,100       49,364
          Dionex Corp.*...........................  2,700       72,333
          Drexler Technology Corp.*...............  1,700       36,720
          EMS Technologies, Inc.*.................  3,700       76,553
          ESS Technology, Inc.(a).................  8,400      147,336
          Genesis Microchip, Inc.*(a).............  6,500       54,210
          Lattice Semiconductor Corp.*(a)......... 16,800      146,832
          Microtune, Inc.*(a).....................  6,100       54,351
          Molecular Devices Corp.*(a).............  9,700      172,660
          Monolithic System Technology, Inc.*(a).. 10,400      116,480
          Oak Technology, Inc.*................... 20,400       92,412
          Planar Systems, Inc.*...................  4,800       92,400
          Silicon Storage Technology, Inc.*....... 12,500       97,500
          Sypris Solutions, Inc.*.................  4,700       85,634
                                                          ------------
                                                             1,649,841
                                                          ------------
          Energy - 0.1%
          FuelCell Energy, Inc.*(a)...............  3,100       31,899
                                                          ------------
          Entertainment & Leisure - 0.9%
          Action Performance Companies, Inc.*(a)..  3,900      123,240
          Shuffle Master, Inc.*(a)................  8,600      157,982
                                                          ------------
                                                               281,222
                                                          ------------
          Environmental Controls - 0.6%
          Fuel-Tech N.V.*(a)......................  5,900       38,940
          TRC Companies, Inc.*(a).................  7,700      158,235
                                                          ------------
                                                               197,175
                                                          ------------
          Financial Services - 0.2%
          Metris Companies, Inc...................  7,800       64,818
                                                          ------------
          Health Care Products - 7.7%
          ATS Medical, Inc.*(a)................... 23,700       13,035
          August Technology Corp.*................  2,400       23,736
          Bio-Rad Laboratories, Inc. - Class A*(a)  2,000       91,020
          Coherent, Inc.*......................... 19,600      587,804

         ----------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         ----------------------------------------------------------------

         Health Care Products - continued
         Cooper Companies, Inc.(a)................  3,300 $    155,430
         Diagnostic Products Corp.................  7,100      262,700
         Endologix, Inc.*.........................  9,500        8,930
         Ionics, Inc.*(a).........................  1,300       31,525
         Novoste Corp.*(a)........................ 18,400       85,008
         Ocular Sciences, Inc.*(a)................  7,600      201,400
         Orthofix International N.V.*............. 12,500      439,375
         SangStat Medical Corp.*.................. 17,200      395,256
         SonoSite, Inc.*..........................  8,200      118,326
         Techne Corp.*(a).........................  4,600      129,812
                                                          ------------
                                                             2,543,357
                                                          ------------
         Health Care Providers & Services - 5.7%
         AmeriPath, Inc.*(a)......................  4,600      110,400
         Centene Corp.*...........................  6,800      210,664
         Coventry Health Care, Inc.*..............  6,500      184,730
         Hanger Orthopedic Group, Inc.*(a)........ 11,800      179,242
         Healthcare Services Group, Inc.*......... 15,550      240,248
         Matria Healthcare, Inc.*.................  8,950       73,569
         Pharmaceutical Product Development, Inc.* 14,500      381,930
         Province Healthcare Co.*(a)..............  8,850      197,886
         Renal Care Group, Inc.*..................  7,800      242,970
         Res-Care, Inc.*..........................  9,300       61,566
                                                          ------------
                                                             1,883,205
                                                          ------------
         Heavy Machinery - 0.7%
         Flow International Corp.*................ 12,000       80,868
         Semitool, Inc.*.......................... 18,800      153,408
                                                          ------------
                                                               234,276
                                                          ------------
         Home Construction, Furnishings & Appliances - 4.8%
         Beazer Homes USA, Inc.*(a)...............  7,985      638,800
         Dominion Homes, Inc.*....................  3,900       78,897
         M.D.C. Holdings, Inc.(a).................  7,884      409,968
         Standard Pacific Corp.(a)................ 13,200      463,056
                                                          ------------
                                                             1,590,721
                                                          ------------
         Insurance - 1.3%
         AdvancePCS*(a)...........................  4,180      100,069
         Hooper Holmes, Inc....................... 40,000      320,000
                                                          ------------
                                                               420,069
                                                          ------------
         Media - Broadcasting & Publishing - 0.6%
         Information Holdings, Inc.*..............  7,800      190,320
                                                          ------------
         Metals - 1.1%
         Matthews International Corp. - Class A... 15,800      368,930
                                                          ------------
         Mining - 1.5%
         North American Palladium Ltd.*........... 15,700       91,845
         Stillwater Mining Co.*(a)................ 25,800      420,024
                                                          ------------
                                                               511,869
                                                          ------------
         Miscellaneous Manufacturing - 1.8%
         Armor Holdings, Inc.*(a)................. 23,700      604,350
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        -------------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        -------------------------------------------------------------------

        Oil & Gas - 2.5%
        Cal Dive International, Inc.*...............  6,900 $    151,800
        EXCO Resources, Inc.*....................... 12,500      188,625
        Patina Oil & Gas Corp.......................  6,500      178,295
        Remington Oil & Gas Corp.*..................  7,200      143,424
        Spinnaker Exploration Co.*..................  4,700      169,294
                                                            ------------
                                                                 831,438
                                                            ------------
        Pharmaceuticals - 10.6%
        Albany Molecular Research, Inc.*............ 13,300      281,162
        Alpharma, Inc. - Class A(a).................  8,400      142,632
        Barr Laboratories, Inc.*(a).................  4,150      263,650
        Bradley Pharmaceuticals, Inc. - Class A*(a).  4,000       53,200
        Cell Therapeutics, Inc.*(a)................. 20,000      109,180
        Corixa Corp.*(a)............................ 27,700      189,745
        DOV Pharmaceutical, Inc.*...................  8,800       36,080
        Endo Pharmaceuticals Holdings, Inc.*........ 29,200      204,400
        Eon Labs, Inc.*.............................  8,600      152,994
        Galen Holdings Plc (ADR)(a).................  2,300       64,367
        ILEX Oncology, Inc.*........................  7,600      107,084
        K-V Pharmaceutical Co. - Class A*........... 10,300      278,100
        Ligand Pharmaceuticals, Inc. - Class B*(a).. 13,300      192,850
        Medicines Co.*(a)...........................  5,400       66,582
        Medicis Pharmaceutical Corp. - Class A*(a)..  4,900      209,524
        Noven Pharmaceuticals, Inc.*................ 15,900      405,450
        QLT, Inc.*(a)...............................  5,100       68,085
        Scios, Inc.*(a).............................  6,400      195,904
        SICOR, Inc.*................................ 22,700      420,858
        SuperGen, Inc.*............................. 10,400       75,504
                                                            ------------
                                                               3,517,351
                                                            ------------
        Restaurants - 0.9%
        Jack in the Box, Inc.*......................  9,400      298,920
                                                            ------------

        Retailers - 6.2%
        Alloy Online, Inc.*(a)...................... 19,020      274,649
        Cost Plus, Inc.*(a).........................  7,450      226,919
        Electronics Boutique Holdings Corp.*(a).....  5,300      155,290
        Factory 2-U Stores, Inc.*(a)................  9,400      130,190
        GameStop Corp. - Class A*(a)................ 13,300      279,167
        Group 1 Automotive, Inc.*...................  4,500      171,675
        MSC Industrial Direct Co., Inc. - Class A*.. 22,800      444,600
        Pier 1 Imports, Inc.........................  7,300      153,300
        The Finish Line, Inc. - Class A*............ 11,800      211,456
                                                            ------------
                                                               2,047,246
                                                            ------------
        Telephone Systems - 0.2%
        Talk America Holdings, Inc.*................ 19,900       82,187
                                                            ------------
        Textiles, Clothing & Fabrics - 5.5%
        Cutter & Buck, Inc.*(a).....................  9,300       54,786
        Kenneth Cole Productions, Inc. - Class A*(a)  8,000      226,800

     ---------------------------------------------------------------------
     Security                                     Shares/Par    Value
     Description                                    Amount     (Note 2)
     ---------------------------------------------------------------------

     Textiles, Clothing & Fabrics - continued
     Quiksilver, Inc.*...........................     24,100 $    597,680
     Tarrant Apparel Group*......................      5,700       36,480
     Timberland Co. - Class A*...................     15,600      558,792
     Tropical Sportswear International Corp.*....     14,800      328,412
                                                             ------------
                                                                1,802,950
                                                             ------------
     Total Common Stocks (Cost $36,827,562)                    32,042,443
                                                             ------------

     Convertible Notes - 0.5%
     Oil & Gas - 0.5%
     EXCO Resources, Inc. 5.00%, Convertible
       preferred to 05/23/03
       (Cost $226,800)...........................     10,800      170,100
                                                             ------------

     Short-Term Investments - 30.8%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 6/28/02 at 0.25% to be
       repurchased at $829,017 on 07/01/02
       collateralized by $765,000 USTN 6.00%
       due 08/15/05 with a value of $846,281..... $  829,000      829,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  9,359,624    9,359,624
                                                             ------------
     Total Short-Term Investments
     (Cost $10,188,624)                                        10,188,624
                                                             ------------

     TOTAL INVESTMENTS - 128.3%
     (Cost $47,242,986)                                        42,401,167

     Other Assets and Liabilities (net) - (28.3%)              (9,352,860)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 33,048,307
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

--------------------------------------------------------------------------
Security                                                         Value
Description                                             Shares  (Note 2)
--------------------------------------------------------------------------

Common Stocks - 99.4%
Advertising - 0.9%
Lamar Advertising Co. - Class A*.......................  3,900 $   145,119
                                                               -----------
Aerospace & Defense - 1.1%
Northrop Grumman Corp.(a)..............................  1,400     175,000
                                                               -----------
Banking - 7.5%
AmeriCredit Corp.*(a)..................................  9,000     252,450
Capital One Financial Corp.(a).........................  5,600     341,880
Cullen/Frost Bankers, Inc..............................  6,300     226,485
New York Community Bancorp, Inc........................ 12,300     333,330
                                                               -----------
                                                                 1,154,145
                                                               -----------
Beverages, Food & Tobacco - 2.4%
American Italian Pasta Co. - Class A*..................  2,300     117,277
Pepsi Bottling Group, Inc..............................  8,200     252,560
                                                               -----------
                                                                   369,837
                                                               -----------
Commercial Services - 8.5%
CNF, Inc.(a)...........................................  7,700     292,446
Concord EFS, Inc.*.....................................  8,100     244,134
Education Management Corp.*............................  4,000     162,920
Expedia, Inc. - Class A*...............................  2,100     124,509
Iron Mountain, Inc.*...................................  6,550     202,068
Ticketmaster Group. Inc. - Class B*(a).................  7,300     136,583
United Rentals, Inc.*(a)...............................  7,000     152,600
                                                               -----------
                                                                 1,315,260
                                                               -----------
Communications - 1.1%
Powerwave Technologies, Inc.*..........................  7,000      64,120
UTStarcom, Inc.*(a)....................................  5,500     110,935
                                                               -----------
                                                                   175,055
                                                               -----------
Computer Software & Processing - 10.6%
Affiliated Computer Services, Inc. - Class A*(a).......  5,400     256,392
BEA Systems, Inc.*.....................................  6,200      58,962
Electronic Arts, Inc.*(a)..............................  4,600     303,830
Informatica Corp.*(a).................................. 10,600      75,154
Intuit, Inc.*..........................................  4,800     238,656
Manhattan Associates, Inc.*(a).........................  5,300     170,448
Mercury Interactive Corp.*(a)..........................  3,800      87,248
Network Associates, Inc.*(a)...........................  8,000     154,160
Sungard Data Systems, Inc.*............................  5,700     150,936
Symantec Corp.*(a).....................................  2,500      82,125
VERITAS Software Corp.*................................  3,000      59,370
                                                               -----------
                                                                 1,637,281
                                                               -----------
Containers & Packaging - 2.4%
Pactiv Corp.*.......................................... 15,600     371,280
                                                               -----------
Electronics - 4.6%
Integrated Circuit Systems, Inc.*(a)...................  6,000     121,140
Intersil Corp. - Class A*(a)...........................  5,000     106,900
KLA-Tencor Corp.*(a)...................................  5,100     224,349
Microchip Technology, Inc.*............................  4,400     120,692

--------------------------------------------------------------------------
Security                                                         Value
Description                                             Shares  (Note 2)
--------------------------------------------------------------------------

Electronics - continued
Semtech Corp.*.........................................  1,400 $    37,380
Teradyne, Inc.*(a).....................................  4,300     101,050
                                                               -----------
                                                                   711,511
                                                               -----------
Financial Services - 1.1%
SLM Corp...............................................  1,700     164,730
                                                               -----------
Health Care Products - 4.4%
Allergan, Inc.(a)......................................  2,200     146,850
Boston Scientific Corp.*...............................  8,900     260,948
Henry Schein, Inc.*(a).................................  5,600     249,200
Thoratec Corp.*........................................  1,600      14,384
                                                               -----------
                                                                   671,382
                                                               -----------
Health Care Providers & Services - 11.2%
Anthem, Inc.*(a).......................................  5,000     337,400
Caremark Rx, Inc.*(a).................................. 20,700     341,550
Laboratory Corporation of America Holdings*(a).........  8,700     397,155
Pharmaceutical Product Development, Inc.*..............  4,600     121,164
Province Healthcare Co.*(a)............................  6,900     154,284
Triad Hospitals, Inc.*.................................  8,800     372,944
                                                               -----------
                                                                 1,724,497
                                                               -----------
Heavy Machinery - 0.2%
Weatherford International, Ltd.*(a)....................    700      30,240
                                                               -----------
Home Construction, Furnishings & Appliances - 4.2%
Harman International Industries, Inc...................  4,800     236,400
Pulte Homes, Inc.(a)...................................  7,000     402,360
                                                               -----------
                                                                   638,760
                                                               -----------
Industrial - Diversified - 1.5%
SPX Corp.*.............................................  1,900     223,250
                                                               -----------
Insurance - 7.1%
Ambac Financial Group, Inc.............................  4,100     275,520
Arthur J. Gallagher & Co...............................  6,800     235,620
HCC Insurance Holdings, Inc.(a)........................  9,900     260,865
RenaissanceRe Holdings, Ltd.(a)........................  8,800     322,080
                                                               -----------
                                                                 1,094,085
                                                               -----------
Media - Broadcasting & Publishing - 1.8%
Gemstar-TV Guide Intl., Inc.*(a).......................  6,800      36,652
Univision Communications, Inc. - Class A*(a)...........  4,300     135,020
USA Networks, Inc.*(a).................................  4,300     100,835
                                                               -----------
                                                                   272,507
                                                               -----------
Oil & Gas - 4.4%
BJ Services Co.*.......................................  3,900     132,132
Kinder Morgan, Inc.(a).................................  4,800     182,496
Nabors Industries, Ltd.*...............................  1,600      56,480
Pioneer Natural Resources Co.*.........................  5,400     140,670
XTO Energy, Inc........................................  7,750     159,650
                                                               -----------
                                                                   671,428
                                                               -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

--------------------------------------------------------------------------
                                                                 Value
Security Description                                    Shares  (Note 2)
--------------------------------------------------------------------------

Pharmaceuticals - 9.8%
AmerisourceBergen Corp.(a).............................  3,880 $   294,880
Andrx Group*...........................................  2,300      62,031
Barr Laboratories, Inc.*(a)............................  1,800     114,354
Biovail Corp.*(a)......................................  3,000      86,880
Cephalon, Inc.*(a).....................................  3,000     135,600
Gilead Sciences, Inc.*(a)..............................  3,200     105,216
IDEC Pharmaceuticals Corp.*............................  4,500     159,525
King Pharmaceuticals, Inc.*............................  5,100     113,475
MedImmune, Inc.*(a)....................................  2,835      74,844
SICOR, Inc.*........................................... 19,400     359,676
                                                               -----------
                                                                 1,506,481
                                                               -----------
Restaurants - 3.3%
CBRL Group, Inc.(a).................................... 11,400     346,902
CEC Entertainment, Inc.*...............................  4,000     165,200
                                                               -----------
                                                                   512,102
                                                               -----------
Retailers - 8.6%
Dollar Tree Stores, Inc.*..............................  6,000     236,460
GameStop Corp. - Class A*(a)........................... 17,400     365,226
Hollywood Entertainment Corp.*......................... 10,800     223,344
Michaels Stores, Inc.*.................................  7,900     308,100
MSC Industrial Direct Co., Inc. - Class A*.............  9,500     185,250
                                                               -----------
                                                                 1,318,380
                                                               -----------
Telephone Systems - 0.9%
West Corp.*............................................  6,200     136,772
                                                               -----------
Transportation - 1.8%
Swift Transportation Co., Inc.*(a)..................... 12,100     281,930
                                                               -----------
Total Common Stocks (Cost $15,421,968)                          15,301,032
                                                               -----------

-------------------------------------------------------------------------------
                                                        Shares/Par    Value
Security Description                                      Amount     (Note 2)
-------------------------------------------------------------------------------

Short-Term Investments - 29.8%
State Street Bank and Trust Co., Repurchase Agreement,
  dated 06/28/02 at 0.25% to be repurchased at
  $663,013 on 07/01/02 collateralized by $615,000 USTN
  6.00% due 0/15/09 with a value of $680,344........... $  663,000 $   663,000
State Street Navigator Securities Lending Prime
  Portfolio(b).........................................  3,932,402   3,932,402
                                                                   -----------
Total Short-Term Investments (Cost $4,595,402)                       4,595,402
                                                                   -----------

TOTAL INVESTMENTS - 129.2% (Cost $20,017,370)                       19,896,434

Other Assets and Liabilities (net) - (29.2%)                        (4,495,519)
                                                                   -----------

TOTAL NET ASSETS - 100.0%                                          $15,400,915
                                                                   ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



        ---------------------------------------------------------------
        Security                                             Value
        Description                              Shares     (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 99.2%
        Aerospace & Defense - 2.1%
        Lockheed Martin Corp.................... 222,300 $   15,449,850
        United Technologies Corp................ 171,200     11,624,480
                                                         --------------
                                                             27,074,330
                                                         --------------
        Airlines - 2.2%
        AMR Corp.*.............................. 953,600     16,077,696
        Southwest Airlines Co................... 796,000     12,863,360
                                                         --------------
                                                             28,941,056
                                                         --------------
        Apparel Retailers - 2.4%
        Gap, Inc................................ 728,500     10,344,700
        Limited, Inc............................ 963,200     20,516,160
                                                         --------------
                                                             30,860,860
                                                         --------------
        Automotive - 0.4%
        Delphi Automotive Systems Corp.......... 383,900      5,067,480
                                                         --------------
        Banking - 8.8%
        Bank of New York Co., Inc............... 156,000      5,265,000
        Bank One Corp........................... 409,100     15,742,168
        FleetBoston Financial Corp.............. 360,825     11,672,689
        J.P. Morgan Chase & Co.................. 509,700     17,289,024
        M&T Bank Corp...........................  11,000        943,360
        National City Corp...................... 107,060      3,559,745
        Wachovia Corp........................... 752,600     28,734,268
        Wells Fargo Co.......................... 621,200     31,097,272
                                                         --------------
                                                            114,303,526
                                                         --------------
        Beverages, Food & Tobacco - 5.8%
        Archer-Daniels-Midland Co............... 579,035      7,405,858
        Campbell Soup Co........................  96,900      2,680,254
        ConAgra Foods, Inc...................... 312,000      8,626,800
        Diageo Plc (ADR)........................ 284,100     14,673,765
        Kellogg Co.............................. 187,800      6,734,508
        PepsiCo, Inc............................ 651,600     31,407,120
        Philip Morris Co., Inc..................  96,900      4,232,592
                                                         --------------
                                                             75,760,897
                                                         --------------
        Chemicals - 1.7%
        International Flavors & Fragrances, Inc.  96,900      3,148,281
        Potash Corporation of Saskatchewan,
          Inc.(a)...............................  18,100      1,207,270
        Praxair, Inc............................ 264,075     15,044,353
        Rohm & Haas Co..........................  73,215      2,964,475
                                                         --------------
                                                             22,364,379
                                                         --------------
        Communications - 0.1%
        Lucent Technologies, Inc.(a)............ 752,200      1,248,652
                                                         --------------
        Computer Software & Processing - 1.4%
        Compuware Corp.*........................ 548,135      3,327,179
        DST Systems, Inc.*...................... 113,200      5,174,372
        First Data Corp.........................  66,400      2,470,080

        ---------------------------------------------------------------
        Security                                             Value
        Description                             Shares      (Note 2)
        ---------------------------------------------------------------

        Computer Software & Processing - continued
        Peoplesoft, Inc.*.....................   516,500 $    7,685,520
                                                         --------------
                                                             18,657,151
                                                         --------------
        Computers & Information - 3.3%
        Apple Computer, Inc.*................. 1,680,200     29,773,144
        EMC Corp.............................. 1,475,700     11,141,535
        Lexmark International, Inc. - Class A*    30,710      1,670,624
                                                         --------------
                                                             42,585,303
                                                         --------------
        Cosmetics & Personal Care - 1.9%
        Estee Lauder Cos., Inc. - Class A(a)..   153,700      5,410,240
        Gillette Co...........................   558,100     18,902,847
                                                         --------------
                                                             24,313,087
                                                         --------------
        Electric Utilities - 4.0%
        Dominion Resources, Inc...............   270,000     17,874,000
        Duke Energy Corp......................   466,000     14,492,600
        Exelon Corp...........................   176,900      9,251,870
        Public Service Enterprise Group, Inc..   244,200     10,573,860
                                                         --------------
                                                             52,192,330
                                                         --------------
        Electronics - 3.6%
        Agere Systems, Inc. - Class A*(a).....     3,234          4,528
        Agere Systems, Inc. - Class B*........    79,369        119,054
        Agilent Technologies, Inc.*...........   148,895      3,521,367
        Flextronics International, Ltd.*......   117,470        837,561
        General Motors Corp. - Class H*.......         3             31
        Motorola, Inc......................... 1,375,300     19,831,826
        Teradyne, Inc.*(a)....................   576,100     13,538,350
        Texas Instruments, Inc................   383,900      9,098,430
                                                         --------------
                                                             46,951,147
                                                         --------------
        Entertainment & Leisure - 1.6%
        Walt Disney Co........................ 1,118,200     21,133,980
                                                         --------------
        Environmental Controls - 1.1%
        Waste Management, Inc.................   537,500     14,001,875
                                                         --------------
        Financial Services - 5.1%
        Citigroup, Inc........................   650,000     25,187,500
        Mellon Financial Corp.................   711,450     22,360,874
        Merrill Lynch & Co., Inc..............   363,860     14,736,330
        Morgan Stanley Dean Witter & Co.......   105,800      4,557,864
                                                         --------------
                                                             66,842,568
                                                         --------------
        Food Retailers - 0.6%
        Safeway, Inc.*........................   251,100      7,329,609
                                                         --------------
        Forest Products & Paper - 3.2%
        Bowater, Inc..........................   292,200     15,886,914
        International Paper Co................   587,600     25,607,608
                                                         --------------
                                                             41,494,522
                                                         --------------
        Heavy Machinery - 6.0%
        Baker Hughes, Inc.....................   666,405     22,184,622
        Caterpillar, Inc......................   146,500      7,171,175
        Deere & Co............................   680,300     32,586,370

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                          Value
          Description                          Shares      (Note 2)
          ------------------------------------------------------------

          Heavy Machinery - continued
          Dover Corp.........................   226,400 $    7,924,000
          Parker-Hannifin Corp...............   181,600      8,678,664
                                                        --------------
                                                            78,544,831
                                                        --------------
          Industrial - Diversified - 2.5%
          3M Co..............................   111,200     13,677,600
          Illinois Tool Works, Inc...........   278,100     18,994,230
                                                        --------------
                                                            32,671,830
                                                        --------------
          Insurance - 3.8%
          ACE, Ltd...........................   156,400      4,942,240
          American International Group, Inc..   492,400     33,596,452
          Travelers Property Casualty Corp. -
            Class A*.........................   418,960      7,415,592
          UnumProvident Corp.................   121,200      3,084,540
                                                        --------------
                                                            49,038,824
                                                        --------------
          Media - Broadcasting & Publishing - 5.5%
          Clear Channel Communications, Inc.*   256,600      8,216,332
          Comcast Corp. - Class A*...........   253,700      6,048,208
          Gannett Co., Inc...................   173,200     13,145,880
          Tribune Co.........................   560,900     24,399,150
          Viacom, Inc. - Class B*............   449,600     19,948,752
                                                        --------------
                                                            71,758,322
                                                        --------------
          Metals - 2.0%
          Alcoa, Inc.........................   705,700     23,393,955
          United States Steel Corp...........   131,300      2,611,557
                                                        --------------
                                                            26,005,512
                                                        --------------
          Mining - 0.2%
          Newmont Mining Corp................   100,500      2,646,165
                                                        --------------
          Office Equipment - 1.5%
          Xerox Corp.(a)..................... 2,792,670     19,464,910
                                                        --------------
          Oil & Gas - 7.7%
          Exxon Mobil Corp................... 1,737,900     71,114,868
          Schlumberger, Ltd..................   400,000     18,600,000
          Total Fina Elf S.A. (ADR)..........   127,400     10,306,660
                                                        --------------
                                                           100,021,528
                                                        --------------
          Pharmaceuticals - 6.2%
          Bristol-Myers Squibb Co............   485,900     12,487,630
          McKesson Corp......................   180,900      5,915,430
          Merck & Co., Inc...................   109,275      5,533,686
          Pharmacia Corp.....................   488,500     18,294,325
          Schering-Plough Corp...............   829,400     20,403,240
          Wyeth..............................   345,510     17,690,112
                                                        --------------
                                                            80,324,423
                                                        --------------
          Retailers - 5.7%
          Big Lots, Inc.*....................   665,700     13,100,976
          Home Depot, Inc....................   145,100      5,329,523
          RadioShack Corp.(a)................   172,300      5,179,338
          Staples, Inc.*.....................   691,040     13,613,488

       -----------------------------------------------------------------
       Security                              Shares/Par      Value
       Description                             Amount       (Note 2)
       -----------------------------------------------------------------

       Retailers - continued
       Target Corp..........................     884,290 $   33,691,449
       TJX Companies, Inc...................     171,600      3,365,076
                                                         --------------
                                                             74,279,850
                                                         --------------
       Telephone Systems - 2.8%
       Qwest Communications Intl., Inc......     627,600      1,757,280
       SBC Communications, Inc..............     310,200      9,461,100
       Verizon Communications, Inc..........     639,100     25,659,865
                                                         --------------
                                                             36,878,245
                                                         --------------
       Textiles, Clothing & Fabrics - 1.4%
       NIKE, Inc. - Class B.................     344,400     18,477,060
                                                         --------------
       Transportation - 4.6%
       CSX Corp.............................     478,835     16,783,167
       Union Pacific Corp...................     271,405     17,174,508
       United Parcel Service, Inc. - Class B     415,400     25,650,950
                                                         --------------
                                                             59,608,625
                                                         --------------
       Total Common Stocks
         (Cost $1,300,294,077)                            1,290,842,877
                                                         --------------

       Short-Term Investments - 4.9%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         06/28/02 at 0.75% to be
         repurchased at $27,540,721 on
         07/01/02 collateralized by
         $22,450,000 USTB 10.75% due
         08/15/05 with a value of
         $28,090,563........................ $27,539,000     27,539,000
       State Street Navigator Lending Prime
         Portfolio(b).......................  36,321,946     36,321,946
                                                         --------------
       Total Short-Term Investments
       (Cost $63,860,946)                                    63,860,946
                                                         --------------

       TOTAL INVESTMENTS - 104.1%
       (Cost $1,364,155,023)                              1,354,703,823

       Other Assets and Liabilities (net) - (4.1%)          (53,402,502)
                                                         --------------

       TOTAL NET ASSETS - 100.0%                         $1,301,301,321
                                                         ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Common Stocks - 91.9%
           Advertising - 1.2%
           TMP Worldwide, Inc.*(a)............... 13,855 $   297,882
                                                         -----------
           Aerospace & Defense - 1.9%
           General Dynamics Corp.................  4,425     470,599
                                                         -----------
           Airlines - 1.8%
           Southwest Airlines Co................. 26,935     435,270
                                                         -----------
           Automobiles - 2.4%
           Harley-Davidson, Inc.................. 11,495     589,349
                                                         -----------
           Banking - 5.7%
           Bank of New York Co., Inc............. 12,720     429,300
           Capital One Financial Corp.(a)........  8,775     535,714
           Northern Trust Corp...................  3,485     153,549
           Washington Mutual, Inc.(a)............  8,155     302,632
                                                         -----------
                                                           1,421,195
                                                         -----------
           Beverages, Food & Tobacco - 3.2%
           ConAgra Foods, Inc.................... 14,350     396,778
           J.M. Smucker Co.(a)...................     86       2,935
           Philip Morris Co., Inc................  2,730     119,246
           SYSCO Corp............................  9,900     269,478
                                                         -----------
                                                             788,437
                                                         -----------
           Commercial Services - 3.8%
           Concord EFS, Inc.*.................... 16,515     497,762
           Manpower, Inc.(a).....................  7,905     290,509
           Vedior N.V............................ 11,325     156,291
                                                         -----------
                                                             944,562
                                                         -----------
           Computer Software & Processing - 5.5%
           Electronic Arts, Inc.*(a).............  8,835     583,552
           Fiserv, Inc.*......................... 10,675     391,879
           Microsoft Corp.*......................  1,275      69,743
           VERITAS Software Corp.*............... 16,265     321,884
                                                         -----------
                                                           1,367,058
                                                         -----------
           Containers & Packaging - 0.5%
           Pactiv Corp.*.........................  4,715     112,217
                                                         -----------
           Cosmetics & Personal Care - 2.1%
           Avon Products, Inc....................  3,275     171,086
           Colgate-Palmolive Co..................  6,785     339,589
                                                         -----------
                                                             510,675
                                                         -----------
           Electronics - 7.5%
           ARM Holdings Plc*..................... 74,671     166,217
           Celestica, Inc.*......................  8,260     187,584
           Integrated Device Technology, Inc.*(a) 10,020     181,763
           Maxim Integrated Products, Inc.*(a)... 22,225     851,884
           NVIDIA Corp.*(a)...................... 10,820     185,888
           Xilinx, Inc.*(a)...................... 12,060     270,506
                                                         -----------
                                                           1,843,842
                                                         -----------
           Entertainment & Leisure - 2.3%
           International Game Technology*........  3,890     220,563

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Entertainment & Leisure - continued
        Six Flags, Inc.*(a)......................... 24,730 $   357,348
                                                            -----------
                                                                577,911
                                                            -----------
        Financial Services - 5.0%
        Citigroup, Inc.............................. 19,790     766,862
        Goldman Sachs Group, Inc....................  6,310     462,839
                                                            -----------
                                                              1,229,701
                                                            -----------
        Food Retailers - 2.2%
        Safeway, Inc.*..............................  4,505     131,501
        Whole Foods Market, Inc.*(a)................  8,310     400,708
                                                            -----------
                                                                532,209
                                                            -----------
        Health Care Products - 4.6%
        Alcon, Inc.*................................  9,025     309,106
        Medtronic, Inc.............................. 12,200     522,770
        Zimmer Holdings, Inc.*......................  8,685     309,707
                                                            -----------
                                                              1,141,583
                                                            -----------
        Health Care Providers & Services - 3.5%
        Tenet Healthcare Corp.*.....................  7,160     512,298
        UnitedHealth Group, Inc.(a).................  3,925     359,334
                                                            -----------
                                                                871,632
                                                            -----------
        Heavy Machinery - 2.0%
        Applied Materials, Inc.*(a)................. 25,440     483,869
                                                            -----------
        Household Products - 1.7%
        Procter & Gamble Co.........................  4,810     429,533
                                                            -----------
        Insurance - 6.3%
        AFLAC, Inc.................................. 11,815     378,080
        Berkshire Hathaway, Inc. - Class A*(a)......      4     267,200
        Brown & Brown(a)............................  7,410     233,415
        MGIC Investment Corp........................  9,965     675,627
                                                            -----------
                                                              1,554,322
                                                            -----------
        Lodging - 2.5%
        Fairmont Hotels Resorts, Inc................  4,235     109,178
        MGM Mirage, Inc.*(a)........................  9,715     327,881
        Starwood Hotels & Resorts Worldwide, Inc.(a)  5,570     183,198
                                                            -----------
                                                                620,257
                                                            -----------
        Media - Broadcasting & Publishing - 3.1%
        Clear Channel Communications, Inc.*......... 12,235     391,765
        New York Times Co. - Class A................  2,435     125,402
        USA Networks, Inc.*(a)...................... 10,505     246,342
                                                            -----------
                                                                763,509
                                                            -----------
        Oil & Gas - 2.8%
        Anadarko Petroleum Corp.....................  6,785     334,500
        Encana Corp................................. 11,949     367,432
                                                            -----------
                                                                701,932
                                                            -----------
        Pharmaceuticals - 9.7%
        Amgen, Inc.*(a)............................. 10,445     437,437
        Cardinal Health, Inc........................  3,860     237,043

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                  Shares/Par   Value
        Description                                 Amount    (Note 2)
        ----------------------------------------------------------------

        Pharmaceuticals - continued
        Forest Laboratories, Inc.*...............     4,935  $   349,398
        Genentech, Inc.*.........................     9,735      326,122
        McKesson Corp............................     7,075      231,352
        Pfizer, Inc..............................    11,685      408,975
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)...............................     6,150      410,697
                                                             -----------
                                                               2,401,024
                                                             -----------
        Retailers - 7.6%
        Blockbuster, Inc. - Class A(a)...........     4,610      124,009
        Costco Wholesale Corp.*..................     5,795      223,803
        Dollar Tree Stores, Inc.*................     4,500      177,345
        Home Depot, Inc..........................     2,700       99,171
        Tiffany & Co.............................    16,020      563,904
        Walgreen Co..............................    17,785      687,034
                                                             -----------
                                                               1,875,266
                                                             -----------
        Transportation - 1.2%
        United Parcel Service, Inc. - Class B(a).     4,825      297,944
                                                             -----------
        U.S. Government Agency - 1.8%
        Federal National Mortgage Association....     6,100      449,875
                                                             -----------
        Total Common Stocks (Cost $24,633,234)                22,711,653
                                                             -----------

        Domestic Bonds & Debt Securities - 2.6%
        Apparel Retailers - 0.8%
        Gap, Inc., 5.625%, due 05/01/03(a).......  $194,000      191,323
                                                             -----------
        Cable - 0.4%
        CSC Holdings, Inc., 7.625%, due 04/01/11.   120,000       96,693
                                                             -----------
        Financial Services - 1.1%
        E*TRADE Group, Inc., convertible, 6.000%,
          due 02/01/07...........................   377,000      286,991
                                                             -----------
        Lodging - 0.3%
        Venetian Casino Resort LLC, 11.000%, due
          06/15/10 (144A)(b).....................    70,000       70,787
                                                             -----------
        Total Domestic Bonds & Debt Securities
        (Cost $671,599)                                          645,794
                                                             -----------

        Preferred Stock - 0.8%
        Automotive - 0.8%
        Ford Motor Co. II, 6.50%
          (Cost $176,862)........................     3,335      187,594
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 28.8%
      Federal Home Loan Mortgage Corp., 1.900%,
        due 07/01/02.............................. $1,100,000 $ 1,100,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  6,007,948   6,007,948
                                                              -----------
      Total Short-Term Investments
      (Cost $7,107,948)                                         7,107,948
                                                              -----------

      TOTAL INVESTMENTS - 124.1%
      (Cost $32,589,643)                                       30,652,989

      Other Assets and Liabilities (net) - (24.1%)             (5,944,271)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $24,708,718
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 93.4%
         Apparel Retailers - 1.1%
         Talbots, Inc.(a)........................  15,300 $    535,500
                                                          ------------
         Automobiles - 1.0%
         Harley-Davidson, Inc....................   9,500      487,065
                                                          ------------
         Banking - 1.7%
         Comerica, Inc...........................   3,700      227,180
         First Tennessee National Corp...........   5,900      225,970
         Southtrust Corp.........................  15,100      394,412
                                                          ------------
                                                               847,562
                                                          ------------
         Biotechnology - 2.0%
         Cytyc Corp.*(a)......................... 130,600      995,172
                                                          ------------
         Commercial Services - 2.1%
         ARAMARK Corp. - Class B*................   3,160       79,000
         Concord EFS, Inc.*(a)...................   9,760      294,166
         Sabre Holdings Corp. - Class A*.........  17,300      619,340
         Weight Watchers Intl., Inc.*............     320       13,901
                                                          ------------
                                                             1,006,407
                                                          ------------
         Communications - 7.6%
         Advanced Fibre Communications, Inc.*....  42,470      702,454
         American Tower Corp. - Class A*.........  69,760      240,672
         Cable Design Technologies Corp.*........   4,830       49,507
         CIENA Corp.*............................  19,458       81,528
         Crown Castle International Corp.*....... 219,100      861,063
         EchoStar Communications Corp. -
           Class A*(a)...........................  59,220    1,099,123
         JDS Uniphase Corp.*.....................  62,700      167,409
         McDATA Corp. - Class A*.................  47,400      417,594
         McDATA Corp. - Class B*(a)..............   1,700       15,130
         SBA Communications Corp.*(a)............   7,660       10,801
         Tekelec*(a).............................  12,230       98,207
                                                          ------------
                                                             3,743,488
                                                          ------------
         Computer Software & Processing - 21.0%
         BEA Systems, Inc.*(a)...................  42,810      407,123
         Brocade Communications Systems, Inc.*(a)  33,800      590,824
         CheckFree Corp.*(a).....................  47,770      747,123
         Citrix Systems, Inc.*(a)................ 153,430      926,717
         CSG Systems International, Inc.*(a).....  58,900    1,127,346
         DST Systems, Inc.*(a)...................  16,070      734,560
         Fiserv, Inc.*...........................   9,700      356,087
         Global Payments, Inc....................   5,860      174,335
         Internet Security Systems, Inc.*(a).....  15,260      200,211
         Jack Henry & Associates, Inc............  17,500      292,075
         Network Appliance, Inc.*................  26,200      325,928
         Peoplesoft, Inc.*(a)....................  21,400      318,432
         Rational Software Corp.*................  52,490      430,943
         Retek, Inc.*(a).........................   3,100       75,330
         RSA Security, Inc.*(a)..................  27,670      133,093
         S1 Corp.*...............................  75,750      559,792

         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Computer Software & Processing - continued
         Siebel Systems, Inc.*(a)................  12,700 $    180,594
         SmartForce Plc (ADR)*(a)................  43,000      146,200
         Sungard Data Systems, Inc.*.............  25,500      675,240
         Switchboard, Inc.*......................   4,910       16,596
         VeriSign, Inc.*(a)...................... 128,354      922,865
         VERITAS Software Corp.*.................  48,700      963,773
                                                          ------------
                                                            10,305,187
                                                          ------------
         Computers & Information - 1.8%
         Computer Network Technology Corp.*(a)...   6,490       39,784
         Emulex Corp.*(a)........................  29,000      652,790
         Juniper Networks, Inc.*(a)..............  34,500      194,925
                                                          ------------
                                                               887,499
                                                          ------------
         Electronics - 3.4%
         Advanced Micro Devices, Inc.*...........  11,100      107,892
         Aware, Inc.*............................   2,000        7,600
         Broadcom Corp. - Class A*...............  15,200      266,608
         General Motors Corp. - Class H*.........  49,350      513,240
         GlobespanVirata, Inc.*(a)...............  23,200       89,784
         Intersil Corp. - Class A*(a)............  11,300      241,594
         Novellus Systems, Inc.*.................   6,200      210,800
         QLogic Corp.*(a)........................   6,300      240,030
                                                          ------------
                                                             1,677,548
                                                          ------------
         Financial Services - 1.0%
         BISYS Group, Inc.*(a)...................  13,400      446,220
         Federal Agricultural Mortgage Corp. -
           Class C*(a)...........................     700       18,690
         Investment Technology Group, Inc.*......   1,400       45,780
                                                          ------------
                                                               510,690
                                                          ------------
         Food Retailers - 1.6%
         Kroger Co.*.............................  38,810      772,319
                                                          ------------
         Health Care Products - 6.9%
         Allergan, Inc...........................   7,600      507,300
         Applera Corp. - Applied Biosystems Group  17,460      340,295
         Lincare Holdings, Inc.*(a)..............  72,030    2,326,569
         Stryker Corp............................   4,200      224,742
                                                          ------------
                                                             3,398,906
                                                          ------------
         Health Care Providers & Services - 4.3%
         Caremark Rx, Inc.*......................  42,300      697,950
         HEALTHSOUTH Corp.*......................  77,440      990,458
         IMPATH, Inc.*(a)........................  22,980      412,491
                                                          ------------
                                                             2,100,899
                                                          ------------
         Heavy Machinery - 1.3%
         Baker Hughes, Inc.......................  18,700      622,523
                                                          ------------
         Insurance - 9.1%
         ACE, Ltd................................  25,200      796,320
         Arthur J. Gallagher & Co................  26,490      917,879
         Principal Financial Group, Inc.*........  13,910      431,210

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -------------------------------------------------------------

         Insurance - continued
         Willis Group Holdings, Ltd.*(a).......... 37,940 $  1,248,605
         XL Capital, Ltd. - Class A(a)............ 12,470    1,056,209
                                                          ------------
                                                             4,450,223
                                                          ------------
         Media - Broadcasting & Publishing - 7.5%
         Clear Channel Communications, Inc.*......  1,000       32,020
         E.W. Scripps Co. - Class A(a)............  1,400      107,800
         Entercom Communications Corp.*...........  2,700      123,930
         Hearst-Argyle Television, Inc.*..........  3,100       69,905
         Lin TV Corp. - Class A*(a)...............  2,900       78,416
         Macrovision Corp.*....................... 47,350      620,759
         McGraw-Hill Companies, Inc............... 16,300      973,110
         New York Times Co. - Class A.............  3,100      159,650
         Scholastic Corp.*(a)..................... 12,800      485,120
         Tribune Co...............................  9,200      400,200
         Univision Communications, Inc. -
           Class A*(a)............................ 18,100      568,340
         Westwood One, Inc.*......................  2,500       83,550
                                                          ------------
                                                             3,702,800
                                                          ------------
         Oil & Gas - 6.2%
         BJ Services Co.*.........................  3,400      115,192
         Devon Energy Corp........................ 19,390      955,539
         Diamond Offshore Drilling, Inc...........  8,300      236,550
         Newfield Exploration Co.*................ 20,950      778,712
         Noble Corp.*............................. 24,500      945,700
                                                          ------------
                                                             3,031,693
                                                          ------------
         Pharmaceuticals - 5.5%
         Biovail Corp.*(a)........................  9,300      269,328
         Genzyme Corp.*........................... 25,400      488,696
         IMS Health, Inc.(a)...................... 61,620    1,106,079
         Mylan Laboratories, Inc.(a)..............  5,800      181,830
         Shire Pharmaceuticals Group Plc (ADR)*(a) 25,100      647,831
                                                          ------------
                                                             2,693,764
                                                          ------------
         Restaurants - 2.0%
         Brinker International, Inc.*.............  9,100      288,925
         Outback Steakhouse, Inc.*................ 19,200      673,920
                                                          ------------
                                                               962,845
                                                          ------------
         Retailers - 4.9%
         Best Buy Co., Inc.*......................  9,100      330,330
         BJ's Wholesale Club, Inc.*...............  7,700      296,450
         Circuit City Stores......................  6,400      120,000
         CVS Corp................................. 14,880      455,328
         Dollar Tree Stores, Inc.*(a)............. 10,500      413,805
         Family Dollar Stores, Inc................  3,400      119,850
         Pier 1 Imports, Inc......................  4,300       90,300
         Tiffany & Co............................. 15,900      559,680
                                                          ------------
                                                             2,385,743
                                                          ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Textiles, Clothing & Fabrics - 1.4%
     NIKE, Inc. - Class B(a).....................      12,800 $    686,720
                                                              ------------
     Total Common Stocks
     (Cost $60,048,134)                                         45,804,553
                                                              ------------

     Short-Term Investments - 39.6%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/28/02 at 0.75% to
       be repurchased at $6,431,402 on
       07/01/02 collateralized by $5,245,000
       USTN 10.75% due 08/15/05 with a value
       of $6,562,806............................. $ 6,431,000    6,431,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  12,984,966   12,984,966
                                                              ------------
     Total Short-Term Investments
     (Cost $19,415,966)                                         19,415,966
                                                              ------------

     TOTAL INVESTMENTS - 133.0%
     (Cost $79,464,100)                                         65,220,519

     Other Assets and Liabilities (net) - (33.0%)              (16,179,189)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 49,041,330
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Common and Preferred Stocks - 89.6%
        Australia - 2.4%
        Australia & New Zealand Banking Group, Ltd.  23,600 $   256,325
        News Corporation, Ltd......................  57,760     314,811
        TABCORP Holdings, Ltd......................  46,230     325,373
                                                            -----------
                                                                896,509
                                                            -----------
        Belgium - 1.2%
        Dexia......................................  29,560     456,605
                                                            -----------
        Brazil - 0.4%
        Aracruz Celulose S.A. (ADR)................   8,275     165,500
                                                            -----------
        Canada - 3.6%
        Canadian Natural Resources, Ltd.(a)........   5,940     201,507
        Encana Corp.(a)............................  17,520     538,740
        Manulife Financial Corp.(a)................  12,800     367,893
        Talisman Energy, Inc.(a)...................   4,570     205,375
                                                            -----------
                                                              1,313,515
                                                            -----------
        Finland - 0.3%
        KCI Konecranes International(a)............   2,880      96,525
                                                            -----------
        France - 11.6%
        Aventis S.A................................  14,300   1,011,404
        BNP Paribas S.A............................  12,640     697,753
        Business Objects S.A.*.....................   6,800     198,747
        Carrefour S.A.(a)..........................   6,220     335,999
        Generale de Sante*.........................   8,749     138,421
        Pernod-Ricard S.A.(a)......................   2,250     220,019
        Sanofi-Synthelabo S.A.(a)..................  11,940     725,023
        Societe Television Francaise 1(a)..........   5,075     135,623
        Technip-Coflexip S.A.(a)...................   1,090     114,538
        TotalFinaElf S.A.(a).......................   3,740     606,094
        Wavecom S.A.*..............................   2,800     113,026
                                                            -----------
                                                              4,296,647
                                                            -----------
        Germany - 5.4%
        Bayerische Hypo-und Vereinsbank AG
          (HUB Group)(a)...........................   6,530     212,419
        Bayerische Motoren Werke (BMW) AG..........   5,030     203,837
        Celanese AG................................   6,720     156,398
        Fresenius AG - Preferred...................   2,028     107,951
        Fresenius Medical Care AG - Preferred......  13,980     471,165
        Linde AG...................................   3,960     197,404
        Porsche AG - Preferred.....................     459     218,312
        Schering AG................................   6,900     433,811
                                                            -----------
                                                              2,001,297
                                                            -----------
        Hong Kong - 0.3%
        SmarTone Telecommunications Holding, Ltd.*.  83,500      94,208
                                                            -----------
        Indonesia - 0.3%
        PT Telekomunkasi Indonesia................. 226,000      97,268
                                                            -----------
        Ireland - 0.8%
        Irish Life & Permanent Plc.................  21,310     307,743
                                                            -----------

         -------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -------------------------------------------------------------

         Italy - 1.0%
         Assicurazioni Generali SpA(a)............  11,750 $   277,982
         Snam Rete Gas SpA........................  29,820      87,891
                                                           -----------
                                                               365,873
                                                           -----------
         Japan - 12.8%
         Aeon Credit Service Co., Ltd.............   1,100      65,707
         Asahi Breweries, Ltd.(a).................  23,000     192,458
         Brother Industries, Ltd.(a)..............  26,000     141,426
         Canon, Inc...............................  11,000     415,718
         Credit Saison Co., Ltd...................  11,300     268,206
         Honda Motor Co., Ltd.....................  13,300     539,257
         Namco, Ltd...............................   4,400      83,878
         Nissan Motor Co., Ltd....................  99,000     685,521
         NTT DoCoMo, Inc..........................     132     324,865
         Sega Corp.*(a)...........................  18,000     432,486
         Shiseido Co., Ltd........................  30,000     399,950
         Stanley Electric Co., Ltd................  19,000     202,895
         Tokyo Gas Co., Ltd....................... 227,360     631,635
         Uni-Charm Corp...........................   8,800     330,372
                                                           -----------
                                                             4,714,374
                                                           -----------
         Mexico - 1.3%
         Cemex S.A. de C.V. (ADR)(a)..............   6,160     162,378
         Telefonos de Mexico S.A. de C.V. (ADR)(a)   9,390     301,231
                                                           -----------
                                                               463,609
                                                           -----------
         Netherlands - 6.0%
         Akzo Nobel N.V...........................   6,450     280,328
         Buhrmann N.V.............................  28,468     262,102
         Fugro N.V................................   3,947     215,937
         Koninklijke (Royal) KPN N.V.*............  89,290     417,203
         Unilever N.V.............................  11,500     751,585
         VNU N.V..................................  10,178     282,328
                                                           -----------
                                                             2,209,483
                                                           -----------
         Norway - 0.7%
         Tandberg ASA*............................  21,390     251,637
                                                           -----------
         Singapore - 0.6%
         United Overseas Bank, Ltd................  33,000     237,282
                                                           -----------
         South Korea - 1.6%
         SK Telecom Co., Ltd......................   2,280     510,773
         SK Telecom Co., Ltd. (ADR)(a)............   3,860      95,689
                                                           -----------
                                                               606,462
                                                           -----------
         Spain - 4.0%
         Banco Santander Central Hispano S.A......  71,640     567,778
         Iberdrola S.A.(a)........................  15,440     224,495
         Industria de Diseno Textil S.A. (Inditex)  15,060     317,394
         Telefonica S.A.*.........................  45,732     383,183
                                                           -----------
                                                             1,492,850
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


            -------------------------------------------------------
            Security                                      Value
            Description                         Shares   (Note 2)
            -------------------------------------------------------

            Sweden - 1.2%
            Alfa Laval*........................  29,890 $   298,501
            Capio AB*..........................  16,140     136,656
                                                        -----------
                                                            435,157
                                                        -----------
            Switzerland - 6.0%
            Converium Holdings AG*.............   9,090     468,670
            Jomed N.V.*(a).....................   7,090     156,869
            Kuoni Reisen Holding AG............     580     163,325
            Syngenta AG........................  13,690     821,033
            Synthes-Stratec, Inc...............     350     213,543
            UBS AG*............................   8,043     403,633
                                                        -----------
                                                          2,227,073
                                                        -----------
            Taiwan - 0.5%
            AU Optronics Corp (ADR)*(a)........  20,440     169,856
                                                        -----------
            United Kingdom - 27.0%
            3i Group Plc.......................   3,310      34,544
            Alliance & Leicester Plc...........  15,250     192,518
            Anglo American Plc.................  17,080     284,108
            BP Plc (ADR).......................  21,350   1,077,961
            British Sky Broadcasting Group Plc*  34,600     331,816
            BT Group Plc.......................  56,400     216,695
            Cadbury Schweppes Plc..............  31,140     233,352
            CGNU Plc...........................  54,330     436,951
            Diageo Plc.........................  51,243     665,648
            GlaxoSmithKline Plc................  37,800     817,219
            Hanson Plc.........................  26,220     187,289
            Intertek Testing Services Plc*.....  19,540     128,998
            Johnston Press Plc.................  46,260     263,783
            Lloyds TSB Group Plc...............  92,290     918,836
            Lonmin Plc.........................  12,139     212,839
            National Grid Group Plc............  61,000     433,397
            Next Plc...........................  30,040     426,861
            Reckitt Benckiser Plc..............  15,720     282,098
            Reed International Plc.............  85,340     811,259
            Rio Tinto Plc......................  19,750     362,245
            Royal Bank of Scotland Group Plc...  27,545     781,135
            Shire Pharmaceuticals Group Plc*...  24,300     214,884
            Standard Chartered Plc.............  26,445     282,236
            Vodafone Group Plc................. 175,930     241,409
            William Hill Plc*..................  37,300     150,704
                                                        -----------
                                                          9,988,785
                                                        -----------
            United States - 0.6%
            Manpower, Inc.(a)..................   5,650     207,638
                                                        -----------
            Total Common and Preferred Stocks
            (Cost $32,706,283)                           33,095,896
                                                        -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 23.4%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.50% to be
        repurchased at $3,068,128 on 07/01/02
        collateralized by $2,505,000 USTB 10.75%
        due 08/15/05 with a value of
        $3,134,381................................ $3,068,000 $ 3,068,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  5,597,045   5,597,045
                                                              -----------
      Total Short-Term Investments
      (Cost $8,665,045)                                         8,665,045
                                                              -----------

      TOTAL INVESTMENTS - 113.0%
      (Cost $41,371,328)                                       41,760,941

      Other Assets and Liabilities (net) - (13.0%)             (4,806,698)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $36,954,243
                                                              ===========

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)



Summary of Total Foreign Securities by Industry Classification 6/30/2002
------------------------------------------------------------------------
                                          Value         Percent of
Industry                                  (000)         Net Assets
------------------------------------------------------------------------
Apparel Retailers                        $   317            0.9%
Automotive                                 1,647            4.5
Banking                                    3,446            9.3
Beverages, Food & Tobacco                  2,063            5.6
Building Construction                        302            0.8
Building Materials                           162            0.4
Chemicals                                  1,258            3.4
Commercial Services                          913            2.5
Communications                             1,513            4.1
Computer Software & Processing               199            0.5
Cosmetics & Personal Care                    730            2.0
Electric Utilities                           658            1.8
Electrical Equipment                         344            0.9
Electronics                                  170            0.5
Entertainment & Leisure                      993            2.7
Financial Services                         2,237            6.0
Food Retailers                               336            0.9
Forest Products & Paper                      166            0.4
Healthcare Products                          949            2.6
Healthcare Providers                         275            0.7
Heavy Machinery                               97            0.3
Household Products                           282            0.8
Insurance                                  1,551            4.2
Manufacturing                                299            0.8
Media - Broadcasting & Publishing          2,140            5.8
Metals & Mining                              859            2.3
Office Equipment                             678            1.8
Oil & Gas                                  3,349            9.0
Pharmaceuticals                            3,202            8.7
Retailers                                    427            1.2
Telephone Systems                          1,534            4.2
                                            -------        ----
                                         $33,096           89.6%
                                            =======        ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



          ---------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ---------------------------------------------------------------

          Common Stocks - 81.3%
          Advertising - 0.5%
          Omnicom Group, Inc.(a)..................  6,310 $    288,998
                                                          ------------
          Aerospace & Defense - 1.8%
          Boeing Co...............................  2,410      108,450
          Honeywell International, Inc............ 14,670      516,824
          Northrop Grumman Corp.(a)...............  2,890      361,250
                                                          ------------
                                                               986,524
                                                          ------------
          Apparel Retailers - 1.1%
          Gap, Inc.(a)............................ 19,470      276,474
          Limited, Inc............................ 15,700      334,410
                                                          ------------
                                                               610,884
                                                          ------------
          Automobiles - 0.7%
          Harley-Davidson, Inc....................  6,990      358,377
                                                          ------------
          Automotive - 0.1%
          AutoNation, Inc.*(a)....................  4,000       58,000
                                                          ------------
          Banking - 2.7%
          Bank of America Corp....................  6,500      457,340
          Bank One Corp........................... 16,190      622,991
          J.P. Morgan Chase & Co.................. 11,690      396,525
                                                          ------------
                                                             1,476,856
                                                          ------------
          Beverages, Food & Tobacco - 5.1%
          Anheuser-Busch Co., Inc................. 19,020      951,000
          Coca-Cola Enterprises, Inc.(a)..........  7,000      154,560
          Dean Foods Co.*(a)......................  9,740      363,302
          Diageo Plc (ADR)........................  2,150      111,048
          General Mills, Inc......................  7,000      308,560
          PepsiCo, Inc............................ 15,750      759,150
          SYSCO Corp..............................  5,570      151,615
                                                          ------------
                                                             2,799,235
                                                          ------------
          Chemicals - 1.7%
          Air Products & Chemicals, Inc...........  5,200      262,444
          International Flavors & Fragrances, Inc.  7,400      240,426
          Praxair, Inc............................  7,300      415,881
                                                          ------------
                                                               918,751
                                                          ------------
          Commercial Services - 0.9%
          Concord EFS, Inc.*...................... 10,700      322,498
          Covance, Inc.*(a).......................  9,110      170,813
                                                          ------------
                                                               493,311
                                                          ------------
          Communications - 2.6%
          Cisco Systems, Inc.*.................... 32,850      458,257
          LM Ericsson Telephone Co. (ADR)......... 14,800       21,312
          Lucent Technologies, Inc.(a)............ 43,310       71,895
          Nokia Oyj (ADR)(a)...................... 50,135      725,955
          QUALCOMM, Inc.*.........................  5,530      152,020
                                                          ------------
                                                             1,429,439
                                                          ------------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Computer Software & Processing - 6.4%
        Adaptec, Inc.(a)...........................  6,800 $     53,652
        Automatic Data Processing, Inc.............  4,500      195,975
        Cadence Design Systems, Inc.*.............. 14,840      239,221
        Check Point Software Technologies, Ltd.*(a)  6,550       88,818
        Electronic Arts, Inc.*(a)..................  7,140      471,597
        First Data Corp............................  6,060      225,432
        Microsoft Corp.*........................... 32,060    1,753,682
        Peoplesoft, Inc.*.......................... 10,490      156,091
        Reynolds & Reynolds Co. - Class A..........  1,000       27,950
        SAP AG (ADR)(a)............................  7,000      170,030
        VERITAS Software Corp.*....................  7,430      147,040
                                                           ------------
                                                              3,529,488
                                                           ------------
        Cosmetics & Personal Care - 0.2%
        Estee Lauder Cos., Inc. - Class A(a).......  3,660      128,832
                                                           ------------
        Electric Utilities - 0.9%
        Duke Energy Corp........................... 15,450      480,495
                                                           ------------
        Electronics - 5.8%
        Analog Devices, Inc.*......................  4,180      124,148
        Atmel Corp.*...............................  3,470       21,722
        Cypress Semiconductor Corp.*(a)............ 19,920      302,386
        Flextronics International, Ltd............. 17,580      125,345
        Intel Corp................................. 35,100      641,277
        International Rectifier Corp.*(a)..........  8,800      256,520
        Micron Technology, Inc.*................... 17,590      355,670
        National Semiconductor Corp.*(a)...........  9,760      284,699
        PerkinElmer, Inc.(a).......................  4,890       54,034
        RF Micro Devices, Inc.*(a)................. 16,560      126,187
        Sanmina Corp.*............................. 36,260      228,801
        Texas Instruments, Inc.....................  9,420      223,254
        Vishay Intertechnology, Inc.*(a)........... 18,070      397,540
        Vitesse Semiconductor Corp.*(a)............ 16,900       52,559
                                                           ------------
                                                              3,194,142
                                                           ------------
        Entertainment & Leisure - 2.9%
        Carnival Corp.............................. 27,220      753,722
        Mattel, Inc................................ 11,000      231,880
        Royal Caribbean Cruises, Ltd.(a)........... 30,040      585,780
                                                           ------------
                                                              1,571,382
                                                           ------------
        Environmental Controls - 1.0%
        Waste Management, Inc...................... 20,170      525,429
                                                           ------------
        Financial Services - 5.6%
        American Express Co........................ 13,000      472,160
        Charles Schwab Corp........................ 25,720      288,064
        Citigroup, Inc............................. 30,030    1,163,662
        Goldman Sachs Group, Inc...................  3,200      234,720
        Merrill Lynch & Co., Inc...................  7,000      283,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Financial Services - continued
          Morgan Stanley.......................... 14,900 $    641,892
                                                          ------------
                                                             3,083,998
                                                          ------------
          Food Retailers - 1.0%
          Kroger Co.*............................. 11,940      237,606
          Safeway, Inc.*.......................... 11,420      333,350
                                                          ------------
                                                               570,956
                                                          ------------
          Forest Products & Paper - 0.6%
          International Paper Co..................  8,140      354,741
                                                          ------------
          Health Care Products - 1.7%
          Applera Corp. - Applied Biosystems Group 13,420      261,556
          Medtronic, Inc..........................  5,590      239,531
          Mettler-Toledo International, Inc.*.....  5,010      184,719
          Millipore Corp.(a)......................  2,530       80,909
          Stryker Corp.(a)........................  3,450      184,610
                                                          ------------
                                                               951,325
                                                          ------------
          Health Care Providers & Services - 1.3%
          Anthem, Inc.*(a)........................  2,600      175,448
          Caremark Rx, Inc.*...................... 11,500      189,750
          Humana, Inc.*...........................  8,700      135,981
          Oxford Health Plans, Inc.*..............  4,900      227,654
                                                          ------------
                                                               728,833
                                                          ------------
          Heavy Machinery - 0.8%
          Dover Corp..............................  3,200      112,000
          Ingersoll-Rand Co. - Class A............  6,900      315,054
                                                          ------------
                                                               427,054
                                                          ------------
          Home Construction, Furnishings & Appliances - 0.4%
          Ethan Allen Interiors, Inc.(a)..........  5,850      203,873
                                                          ------------
          Industrial - Diversified - 0.2%
          Tyco International, Ltd.................  9,148      123,589
                                                          ------------
          Insurance - 2.0%
          American International Group, Inc.......  9,680      660,466
          Everest Reinsurance Group, Ltd..........  1,740       97,353
          St. Paul Companies, Inc.................  3,800      147,896
          XL Capital, Ltd. - Class A..............  2,040      172,788
                                                          ------------
                                                             1,078,503
                                                          ------------
          Lodging - 0.2%
          Mandalay Resort Group*(a)...............  1,700       46,869
          Starwood Hotels & Resorts Worldwide,
            Inc.(a)...............................  1,900       62,491
                                                          ------------
                                                               109,360
                                                          ------------
          Media - Broadcasting & Publishing - 12.4%
          AOL Time Warner, Inc.*.................. 62,160      914,374
          Cablevision Systems Corp.(a)............  9,880       93,465
          Clear Channel Communications, Inc.*..... 17,920      573,798
          Comcast Corp. - Class A*(a)............. 54,930    1,309,531
          Fox Entertainment Group, Inc. - Class A*  7,480      162,690

             ------------------------------------------------------
             Security                                     Value
             Description                        Shares   (Note 2)
             ------------------------------------------------------

             Media - Broadcasting & Publishing - continued
             Hispanic Broadcasting Corp.*......  8,105 $    211,541
             McGraw-Hill Companies, Inc........ 14,480      864,456
             New York Times Co. - Class A......  3,100      159,650
             News Corp., Ltd. (ADR)(a)......... 21,890      501,938
             Univision Communications, Inc.*(a)  6,770      212,578
             ValueVision International, Inc. -
               Class A*(a).....................  3,100       56,265
             Viacom, Inc. - Class B*........... 39,420    1,749,065
                                                       ------------
                                                          6,809,351
                                                       ------------
             Oil & Gas - 7.0%
             Amerada Hess Corp.................  6,870      566,775
             BJ Services Co.*(a)...............  9,690      328,297
             El Paso Corp...................... 20,250      417,352
             Encana Corp.......................  9,100      279,825
             Exxon Mobil Corp.................. 21,580      883,054
             Halliburton Co....................  7,230      115,246
             Noble Corp.*......................  4,170      160,962
             Rowan Companies, Inc..............  5,360      114,972
             Suncor Energy, Inc.(a)............  4,500       80,370
             Total Fina Elf S.A. (ADR).........  9,360      757,224
             Varco International, Inc.*(a).....  5,220       91,559
             Williams Companies, Inc.(a).......  6,110       36,599
                                                       ------------
                                                          3,832,235
                                                       ------------
             Pharmaceuticals - 5.1%
             Abbott Laboratories...............  7,200      271,080
             Amgen, Inc.*......................  3,700      154,956
             Genzyme Corp.*.................... 11,260      216,642
             IDEC Pharmaceuticals Corp.*(a)....  5,340      189,303
             Johnson & Johnson.................  8,773      458,477
             McKesson Corp.....................  8,520      278,604
             MedImmune, Inc.*..................  1,000       26,400
             Perrigo Co.*(a)................... 11,510      149,630
             Pfizer, Inc....................... 24,470      856,450
             Serono SA (ADR)(a)................ 11,220      182,886
                                                       ------------
                                                          2,784,428
                                                       ------------
             Real Estate - 0.9%
             Boston Properties, Inc. (REIT)(a).  4,600      183,770
             Host Marriott Corp. (REIT)(a)..... 29,740      336,062
                                                       ------------
                                                            519,832
                                                       ------------
             Restaurants - 0.6%
             Brinker International, Inc.*(a)...  9,100      288,925
             Ruby Tuesday, Inc.(a).............  3,200       62,080
                                                       ------------
                                                            351,005
                                                       ------------
             Retailers - 3.6%
             BJ's Wholesale Club, Inc.*(a).....  1,900       73,150
             Costco Wholesale Corp.*........... 10,800      417,096
             Kohl's Corp.*.....................  5,800      406,464

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Retailers - continued
           Rite Aid Corp.*(a)....................  5,350 $    12,573
           Sears, Roebuck & Co...................  6,900     374,670
           Target Corp........................... 13,800     525,780
           Tiffany & Co..........................  4,690     165,088
                                                         -----------
                                                           1,974,821
                                                         -----------
           Telephone Systems - 0.7%
           Extreme Networks, Inc.*(a)............ 12,580     126,932
           Sprint Corp. (FON Group)..............  3,670      38,939
           Sprint Corp. (PCS Group)*(a)..........  4,500      20,115
           Vodafone Group Plc (ADR)(a)........... 12,880     175,812
           WorldCom, Inc. - WorldCom Group(b)....  2,850         256
                                                         -----------
                                                             362,054
                                                         -----------
           Textiles, Clothing & Fabrics - 0.3%
           NIKE, Inc. - Class B..................  3,040     163,096
                                                         -----------
           Transportation - 0.2%
           CP Railway, Ltd.......................  5,300     131,252
                                                         -----------
           U.S. Government Agency - 2.2%
           Federal Home Loan Mortgage Corp....... 13,030     797,436
           Federal National Mortgage Association.  5,680     418,900
                                                         -----------
                                                           1,216,336
                                                         -----------
           Water Companies - 0.1%
           Philadelphia Suburban Corp.(a)........  1,700      34,340
                                                         -----------
           Total Common Stocks (Cost $53,786,570)         44,661,125
                                                         -----------

           Mutual Funds - 0.5%
           iShares Russell 2000 Index Fund.......    790      71,613
           Nasdaq-100 Index Tracking Stock*......  8,000     208,560
                                                         -----------
           Total Mutual Funds (Cost $306,322)                280,173
                                                         -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 35.8%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.75% to
        be repurchased at $9,962,622 on
        07/01/02 collateralized by $7,715,000
        USTB 8.125% due 08/15/21 with a value
        of $10,164,513............................ $9,962,000 $ 9,962,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  9,698,104   9,698,104
                                                              -----------
      Total Short-Term Investments
      (Cost $19,660,104)                                       19,660,104
                                                              -----------

      TOTAL INVESTMENTS - 117.6%
      (Cost $73,752,996)                                       64,601,402

      Other Assets and Liabilities (net) - (17.6%)             (9,668,540)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $54,932,862
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                       Par       Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Commercial Paper - 87.6%
       Banking - 33.1%
       Abbey National
        1.770%, due 07/31/02...................... $2,000,000 $ 1,997,050
       ABN-AMRO North America Finance, Inc.
        1.760%, due 08/08/02......................  1,900,000   1,896,470
        1.770%, due 09/16/02......................    550,000     547,918
       ANZ (Delaware), Inc.
        1.810%, due 07/10/02......................  1,400,000   1,399,367
        1.760%, due 08/30/02......................    800,000     797,653
       CBA Finance (Delaware), Inc.
        1.770%, due 07/08/02......................  1,400,000   1,399,518
       Danske Corp.
        1.790%, due 07/29/02......................    600,000     599,165
        1.760%, due 08/05/02......................    600,000     598,973
        1.800%, due 09/06/02......................    600,000     597,990
       ForeningsSpabanken AB
        1.760%, due 08/22/02......................    900,000     897,712
       Halifax Plc
        1.770%, due 07/03/02......................  1,500,000   1,499,852
       Kommunalkredit Austria AG
        1.770%, due 07/15/02......................    800,000     799,449
        1.780%, due 07/15/02......................  1,000,000     999,308
       Lloyds Bank Plc
        1.770%, due 08/15/02......................  2,000,000   1,995,575
       National Australia Funding (Delaware), Inc.
        1.770%, due 08/07/02......................  1,000,000     998,181
        1.750%, due 08/08/02......................    300,000     299,446
       PB Finance, Inc.
        1.800%, due 08/01/02......................    800,000     798,760
        1.850%, due 08/16/02......................    700,000     698,345
       Svenska Handelsbanken AB
        1.770%, due 08/28/02......................  1,100,000   1,096,863
        1.780%, due 09/03/02......................  1,000,000     996,836
                                                              -----------
                                                               20,914,431
                                                              -----------
       Beverages, Food & Tobacco - 2.0%
       Nestle Capital Corp.
        1.820%, due 07/08/02......................  1,287,000   1,286,545
                                                              -----------
       Chemicals - 2.9%
       E. I. du Pont de Nemours & Co.
        1.750%, due 07/10/02......................  1,800,000   1,799,212
                                                              -----------
       Electric Utilities - 4.4%
       Electricite De France
        1.800%, due 07/12/02......................    800,000     799,560
       Wisconsin Electric Power Co.
        1.760%, due 07/22/02......................  1,500,000   1,498,460
       Wisconsin Energy Corp.
        1.760%, due 07/22/02......................    500,000     499,487
                                                              -----------
                                                                2,797,507
                                                              -----------

         -------------------------------------------------------------
         Security                                  Par       Value
         Description                              Amount    (Note 2)
         -------------------------------------------------------------

         Financial Services - 17.7%
         American Express Credit Corp.
          1.750%, due 07/31/02................. $1,300,000 $ 1,298,104
         CDC Commercial Paper, Inc.
          1.755%, due 08/08/02.................  2,100,000   2,096,110
         Eksportfinans ASA
          1.750%, due 08/12/02.................  2,400,000   2,395,100
         Merrill Lynch & Co.
          7.360%, due 07/24/02.................    250,000     250,489
         Stadshypotek Delaware, Inc.
          1.770%, due 07/08/02.................  1,400,000   1,399,518
         Toyota Motor Credit Corp.
          1.750%, due 07/22/02.................  1,865,000   1,863,096
         UBS Finance, Inc.
          1.770%, due 07/30/02.................  1,700,000   1,697,576
          1.770%, due 08/29/02.................    200,000     199,420
                                                           -----------
                                                            11,199,413
                                                           -----------
         Foreign Government & Agency - 7.0%
         Export Development Corp.
          1.760%, due 07/08/02.................  1,000,000     999,658
          1.750%, due 07/10/02.................    900,000     899,606
         KFW International Finance
          1.770%, due 09/05/02.................  1,700,000   1,694,484
         Swedish National Housing Finance Corp.
          1.840%, due 10/11/02.................    800,000     795,829
                                                           -----------
                                                             4,389,577
                                                           -----------
         Health Care Products - 1.6%
         Becton, Dickinson & Co.
          1.790%, due 07/25/02.................  1,000,000     998,807
                                                           -----------
         Media - Broadcasting & Publishing - 4.7%
         Gannett Co., Inc.
          1.780%, due 08/12/02.................  1,500,000   1,496,885
         Washington Post Co.
          1.950%, due 08/06/02.................    500,000     499,025
          1.820%, due 08/26/02.................  1,000,000     997,169
                                                           -----------
                                                             2,993,079
                                                           -----------
         Office Equipment - 3.2%
         Pitney Bowes, Inc.
          1.770%, due 08/05/02.................  2,000,000   1,996,558
                                                           -----------
         Oil & Gas - 2.4%
         Shell Finance (Netherlands)
          1.880%, due 09/20/02.................  1,500,000   1,493,655
                                                           -----------
         Pharmaceuticals - 5.4%
         Abbott Laboratories
          1.750%, due 07/12/02.................  1,949,000   1,947,958
         Pfizer, Inc.
          1.750%, due 07/22/02.................  1,400,000   1,398,571

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                        Par       Value
      Description                                    Amount    (Note 2)
      -------------------------------------------------------------------

      Pharmaceuticals - continued
      Warner-Lambert Co.
       6.625%, due 09/15/02....................... $   88,000 $    88,611
                                                              -----------
                                                                3,435,140
                                                              -----------
      Telephone Systems - 0.7%
      GTE South, Inc.
       7.250%, due 08/01/02.......................    455,000     456,734
                                                              -----------
      Transportation - 2.5%
      United Parcel Service, Inc.
       1.750%, due 07/23/02.......................  1,562,000   1,560,329
                                                              -----------
      Total Commercial Paper (Cost $55,320,987)                55,320,987
                                                              -----------

      Corporate Notes - 9.9%
      Banking - 1.3%
      BankAmerica Corp.
       7.750%, due 07/15/02.......................    100,000     100,155
       7.750%, due 07/15/02.......................    189,000     189,353
      Wells Fargo & Co.
       6.375%, due 09/15/02.......................    565,000     569,844
                                                              -----------
                                                                  859,352
                                                              -----------
      Chemicals - 0.1%
      E. I. du Pont de Nemours & Co.
       6.500%, due 09/01/02.......................     50,000      50,265
                                                              -----------
      Financial Services - 7.4%
      Associates Corp. of North America
       5.875%, due 07/15/02.......................    110,000     110,134
      Bear Stearns Companies, Inc.
       2.340%, due 12/16/02.......................  1,000,000   1,001,134
      General Electric Capital Corp.
       5.375%, due 01/15/03.......................    575,000     584,027
      Household Finance Corp.
       7.625%, due 01/15/03.......................  1,525,000   1,566,562
      Merrill Lynch & Co.
       7.375%, due 08/17/02.......................     75,000      75,377
      National Rural Utilities Cooperative Finance
        Corp.
       7.375%, due 02/10/03.......................  1,100,000   1,127,096
      Toyota Motor Credit Corp.
       7.000%, due 08/05/02.......................    200,000     200,829
                                                              -----------
                                                                4,665,159
                                                              -----------
      Foreign Government - 0.3%
      Province of Ontario
       7.375%, due 01/27/03.......................    171,000     175,746
                                                              -----------
      Oil & Gas - 0.3%
      Shell Oil Co.
       6.700%, due 08/15/02.......................    185,000     185,908
                                                              -----------

        ---------------------------------------------------------------
        Security                                     Par      Value
        Description                                 Amount   (Note 2)
        ---------------------------------------------------------------

        Telephone Systems - 0.5%
        Pacific Bell
         7.250%, due 07/01/02..................... $300,000 $   300,000
                                                            -----------
        Total Corporate Notes (Cost $6,236,430)               6,236,430
                                                            -----------

        U.S. Government & Agency Obligations - 0.1%
        Federal National Mortgage Association
         6.170%, due 10/21/02.....................   25,000      25,272
         6.210%, due 10/28/02.....................   35,000      35,409
                                                            -----------
        Total U.S. Government & Agency Obligations
        (Cost $60,681)                                           60,681
                                                            -----------

        TOTAL INVESTMENTS - 97.6%
        (Cost $61,618,098)                                   61,618,098

        Other Assets and Liabilities (net) - 2.4%             1,524,753
                                                            -----------

        TOTAL NET ASSETS - 100.0%                           $63,142,851
                                                            ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

     ----------------------------------------------------------------------
     Security                                          Par        Value
     Description                                      Amount     (Note 2)
     ----------------------------------------------------------------------

     Municipals - 0.8%
     Georgia State, Series B 5.000%, due
       05/01/20 (Cost $2,001,493).................. $2,000,000 $  2,021,540
                                                               ------------

     Domestic Bonds & Debt Securities - 33.1%
     Asset Backed Securities - 2.0%
     ABFS Equipment Contract Trust, 6.100%, due
       10/15/05 (144A)(d)..........................      7,096        6,954
     Bear Stearns Asset Backed Securities, Inc.
       2.240%, due 10/25/32^.......................    632,624      634,764
     Compucredit Credit Card Master Trust
       2.060%, due 03/15/07 (144A)(d)^.............    300,000      300,187
     Credit-Based Asset Servicing and
       Securitization 2.180%, due 10/25/30^........  1,175,331    1,178,229
     FMAC Loan Receivables Trust, 6.729%, due
       12/15/19 (144A)(d)..........................    625,000      635,015
     Mid-State Trust 7.791%, due 03/15/38..........    564,198      607,503
     MLCC Mortgage Investors, Inc. 2.220%, due
       03/15/25^...................................    380,979      382,082
     Residential Asset Securitization Trust 7.130%,
       due 07/25/31................................    200,000      206,249
     United Air Lines, Inc.
      2.120%, due 12/02/02^........................    341,348      338,138
      7.186%, due 04/01/11.........................    736,183      689,858
                                                               ------------
                                                                  4,978,979
                                                               ------------
     Automotive - 2.3%
     DaimlerChrysler NA Holding Corp. 7.300%,
       due 01/15/12(b).............................    300,000      314,782
     Ford Motor Co. 7.450%, due 07/16/31...........    700,000      653,436
     Ford Motor Credit Co.
      2.077%, due 03/17/03(b)^.....................    300,000      298,108
      2.660%, due 04/17/03^........................    200,000      199,323
      2.170%, due 06/02/03^........................    500,000      495,877
      5.092%, due 10/25/03^........................    500,000      498,987
      2.410%, due 07/18/05^........................    200,000      192,595
      6.875%, due 02/01/06.........................    725,000      742,306
     General Motors Acceptance Corp.
      2.250%, due 08/04/03^........................    200,000      199,234
      2.720%, due 05/04/04^........................    600,000      600,019
      8.000%, due 11/01/31.........................  1,500,000    1,538,515
                                                               ------------
                                                                  5,733,182
                                                               ------------
     Cable - 0.4%
     Tele-Communications, Inc. 8.250%, due
       01/15/03....................................  1,000,000    1,014,852
                                                               ------------
     Collateralized Mortgage Obligations - 6.3%
     Bear Stearns Adjustable Rate Mortgage Trust
      6.632%, due 09/25/31^........................    215,379      220,139
      6.154%, due 12/25/31^........................    613,187      619,947
      6.275%, due 01/25/32^........................  1,052,940    1,082,782

       ------------------------------------------------------------------
       Security                                     Par        Value
       Description                                 Amount     (Note 2)
       ------------------------------------------------------------------

       Collateralized Mortgage Obligations - continued
        6.913%, due 01/25/32^................... $  525,139 $     536,745
        6.130%, due 02/25/32^...................  1,154,203     1,176,270
       Bear Stearns Commercial Mortgage
         Securities, Inc. 5.060%, due
         12/15/10...............................    491,225       492,779
       Cendant Mortgage Corp.
         6.750%, due 04/25/31...................    131,002       134,210
       Countrywide Home Loans 6.500%, due
         11/25/13...............................    374,964       384,865
       Credit Suisse First Boston Mortgage
         Securities Corp.
        2.190%, due 08/25/31^...................    236,572       235,967
        2.240%, due 02/25/32^...................  1,853,866     1,850,491
        2.478%, due 03/25/32 (144A)(d)^.........  1,460,736     1,460,736
       E-Trade Bank Arm Trust 7.055%, due
         09/25/31^..............................    193,902       198,032
       FFCA Secured Lending Corp. 7.950%, due
         10/18/17 (144A)(d).....................    300,000       314,518
       GMACCM Mortgage Trust I 1.840%, due
         07/20/03 (144A)(d)^....................    116,132       116,132
       Indymac Arm Trust 6.447%, due
         01/25/31^..............................    150,569       155,810
       Mellon Residential Funding Corp. 6.580%,
         due 07/25/29^..........................    778,151       790,538
       PNC Mortgage Securities Corp. 6.750%, due
         04/25/28...............................     76,937        76,796
       Prudential Home Mortgage Securities
        7.000%, due 12/25/07....................    699,519       698,690
        7.000%, due 02/25/08....................    401,947       407,797
       Residential Accredit Loans, Inc. 5.500%,
         due 06/25/17...........................  1,000,000     1,020,176
       Residential Funding Mortgage Security
         6.500%, due 06/25/09...................    114,026       117,024
       United Mortgage Securities Corp.
        5.627%, due 06/25/32^...................     86,715        87,300
        6.352%, due 09/25/33^...................     28,783        29,261
       Washington Mutual, Inc.
        6.590%, due 10/19/39....................  1,357,213     1,340,892
        4.556%, due 12/25/40^...................     42,116        42,966
       Wells Fargo Mortgage Backed Securities
         Trust
        6.682%, due 10/25/31^...................    429,760       439,258
        6.240%, due 01/25/32^...................  1,429,255     1,463,498
                                                            -------------
                                                               15,493,619
                                                            -------------
       Communications - 1.9%
       AT&T Wireless Services, Inc. 8.125%, due
         05/01/12...............................    560,000       457,504
       Cingular Wireless 6.500%, due 12/15/11
         (144A)(d)..............................    700,000       652,949

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

      --------------------------------------------------------------------
      Security                                        Par        Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Communications - continued
      Qwest Corp. 8.875%, due 03/15/12
        (144A) (d)................................ $  900,000 $    805,500
      Sprint Capital Corp.
       6.000%, due 01/15/07.......................    700,000      545,899
                                                              ------------
                                                                 2,461,852
                                                              ------------
      Electric Utilities - 0.8%
      Dominion Resources, Inc. 6.000%, due
        01/31/03..................................  1,000,000    1,015,372
      Entergy Gulf States, Inc., 3.111%, due
        06/02/03 (144A)(d)^.......................    200,000      200,266
      TECO Energy, Inc. 7.000%, due 10/01/15......    300,000      302,922
      TX Electric Co., 2.487%, due 06/15/03
        (144A)(d)^................................    500,000      500,671
                                                              ------------
                                                                 2,019,231
                                                              ------------
      Entertainment & Leisure - 0.4%
      Walt Disney Co. 7.000%, due 03/01/32........  1,000,888    1,000,888
                                                              ------------
      Financial Services - 3.1%
      Associates Corp. of North America 6.200%,
        due 05/16/05..............................    500,000      529,858
      Bank One NA 2.096%, due 05/10/04^...........    300,000      300,239
      Bear Stearns Companies, Inc. 2.240%, due
        05/06/03^.................................    600,000      599,940
      Credit Suisse First Boston USA, Inc. 6.500%,
        due 01/15/12..............................  1,000,000    1,009,614
      Gemstone Investors Ltd. 7.710%, due
        10/31/04 (144A)(d)........................    700,000      682,607
      GMAC Mortgage Corp. 5.940%, due
        07/01/13..................................    238,703      236,459
      Heller Financial, Inc. 6.375%, due
        03/15/06..................................    400,000      427,217
      Household Finance Corp. 7.200%, due
        07/15/06..................................    400,000      420,060
      J.P. Morgan Chase & Co. 5.625%, due
        08/15/06(b)...............................    400,000      412,948
      Merita Bank Plc 7.150%, due 12/29/49
        (144A)(d)^................................    400,000      403,697
      National Rural Utilities Cooperative Finance
        Corp. 8.000%, due 03/01/32................  1,300,000    1,431,940
      Qwest Capital Funding, Inc.
       7.250%, due 02/15/11.......................    510,000      288,150
       7.750%, due 02/15/31.......................    700,000      367,500
      Small Business Administration
       6.353%, due 03/10/11.......................    298,319      307,749
       5.500%, due 10/01/18.......................    295,097      297,916
                                                              ------------
                                                                 7,715,894
                                                              ------------
      Food Retailers - 0.2%
      Kroger Co. 2.650%, due 08/16/12^............    500,000      500,113
                                                              ------------
      Forest Products & Paper - 0.6%
      Weyerhaeuser Co. 7.375%, due 03/15/32
        (144A)(d).................................  1,400,000    1,425,302
                                                              ------------

        ----------------------------------------------------------------
        Security                                     Par       Value
        Description                                 Amount    (Note 2)
        ----------------------------------------------------------------

        Health Care Providers & Services - 0.2%
        HCA, Inc. 3.379%, due 09/19/02^.......... $  500,000 $   500,198
                                                             -----------
        Media - Broadcasting & Publishing - 0.2%
        AOL Time Warner, Inc. 7.700%, due
          05/01/32...............................    430,000     382,478
                                                             -----------
        Oil & Gas - 0.7%
        Conoco, Inc. 2.750%, due 10/15/02^.......    700,000     701,047
        Williams Cos., Inc.
         8.125%, due 03/15/12 (144A)(d)..........    500,000     420,023
         7.625%, due 07/15/19....................    800,000     631,067
                                                             -----------
                                                               1,752,137
                                                             -----------
        Telephone Systems - 1.3%
        Sprint Capital Corp. 8.375%, due 03/15/12
          (144A)(d)..............................  1,760,000   1,460,332
                                                             -----------
        Transportation - 0.2%
        Limestone Electron Trust 8.625%, due
          03/15/03 (144A)(d).....................    500,000     487,942
                                                             -----------
        Total Domestic Bonds & Debt Securities
        (Cost $47,776,177)                                    49,120,131
                                                             -----------

        Commercial Paper - 0.4%
        Automotive - 0.2%
        DaimlerChrysler NA Holding 2.007%, due
          09/16/02^..............................    500,000     499,989
                                                             -----------
        Beverages, Food & Tobacco - 0.1%
        ConAgra Foods, Inc. 2.590%, due
          09/10/03^..............................    300,000     300,462
                                                             -----------
        Telephone Systems - 0.1%
        Deutsche Telekom International Finance BV
          1.000%, due 06/15/05^..................    200,000     204,790
                                                             -----------
        Total Commercial Paper (Cost $1,010,901)               1,005,241
                                                             -----------
        U.S. Government & Agency Obligations - 47.8%
        Federal Home Loan Mortgage Corp.
         7.000%, due 07/01/07....................     14,114      14,717
         7.000%, due 09/01/10....................     85,857      90,672
         6.500%, due 04/01/11....................    557,813     583,243
         6.000%, due 05/01/11....................    634,548     656,405
         5.500%, due 11/15/13....................  4,911,431   5,004,870
         5.500%, due 05/01/14....................    355,103     360,578
         6.000%, due 06/01/14....................    729,189     750,617
         6.000%, due 10/01/14....................    239,928     246,979
         6.000%, due 03/01/15....................     17,051      17,552
         5.500%, due 04/01/16....................    449,714     451,300
         6.000%, due 11/15/17....................  6,616,034   6,795,490
         5.750%, due 06/15/21....................  1,500,000   1,540,092
         6.500%, due 02/15/25....................  4,832,023   5,041,033
         6.000%, due 09/15/25....................    131,303     132,174
         6.500%, due 04/01/29....................    341,818     349,898

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------
        U.S. Government & Agency Obligations - Continued
        Federal Home Loan Mortgage Corp. -  Continued
         6.500%, due 06/01/29.................. $    24,573 $     25,154
         6.500%, due 07/01/29..................      24,321       24,896
         6.500%, due 11/01/30..................      33,988       34,744
                                                            ------------
                                                              22,120,414
                                                            ------------
        Federal National Mortgage Assoc.
         6.125%, due 11/25/03..................     209,355      216,094
         5.250%, due 06/15/06(b)...............   5,000,000    5,208,280
         6.500%, due 08/25/08..................   9,394,582    9,548,030
         6.090%, due 10/01/08..................     500,670      524,842
         6.000%, due 11/01/08..................     158,378      164,571
         6.500%, due 03/01/09..................      26,275       26,834
         6.625%, due 09/15/09..................     200,000      219,436
         6.625%, due 11/15/10..................   1,000,000    1,090,084
         7.000%, due 04/01/11..................     421,615      445,301
         7.000%, due 05/01/11..................     188,275      198,920
         6.000%, due 04/01/13..................     855,811      881,176
         5.500%, due 07/01/13..................     330,631      335,991
         8.000%, due 11/01/13..................     266,631      284,108
         5.500%, due 01/01/14..................     350,018      355,085
         6.000%, due 03/01/14..................      49,948       51,395
         8.000%, due 08/01/14..................     100,130      107,024
         8.000%, due 10/01/25..................      67,656       72,498
         6.000%, due 06/01/29..................     401,828      404,030
         6.500%, due 06/01/29..................     373,449      382,056
         6.500%, due 09/01/29..................     143,798      147,112
         7.500%, due 09/01/30..................      31,379       32,957
         5.500%, due TBA(a)....................  29,000,000   29,009,048
         5.500%, due TBA(a)....................  29,000,000   28,918,452
                                                            ------------
                                                              78,623,324
                                                            ------------
        Federal National Mortgage Assoc., REMIC
         6.500%, due 05/17/15..................     570,957      587,932
         6.000%, due 08/25/19..................   2,602,362    2,619,015
                                                            ------------
                                                               3,206,947
                                                            ------------
        Government National Mortgage Assoc.
         8.250%, due 02/15/09..................     108,333      114,999
         6.000%, due 04/15/14..................     342,347      354,306
         7.000%, due 10/15/23..................     289,881      303,765
         7.500%, due 01/15/26..................     380,120      403,454
         6.500%, due 03/15/29..................     111,280      114,053
         6.500%, due 04/15/29..................     133,862      137,198
         6.500%, due 05/15/29..................     200,973      205,981
         6.500%, due 06/15/29..................     158,728      162,684
         6.500%, due 07/15/29..................     359,535      368,494
         6.500%, due 07/15/29..................     362,370      371,400
         6.500%, due 08/15/29..................     473,826      485,634
         6.000%, due TBA(a)....................   2,500,000    2,496,875
         6.500%, due TBA(a)....................     500,000      507,969
                                                            ------------
                                                               6,026,812
                                                            ------------

      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------
      Government National Mortgage Assoc.,
        REMIC
       2.340%, due 02/16/30^..................... $   306,199 $    307,839
       2.140%, due 01/16/31^.....................   3,272,083    3,271,232
                                                              ------------
                                                                 3,579,071
                                                              ------------
      U.S. Treasury Bond
       9.250%, due 02/15/16(b)...................   2,910,000    3,999,981
       7.625%, due 11/15/22(b)...................     100,000      123,803
       6.625%, due 02/15/27......................     200,000      224,625
                                                              ------------
                                                                 4,348,409
                                                              ------------
      U.S. Treasury Bond STRIPS 0.000%, due
        11/15/21+(b).............................   1,225,000      388,267
      U.S. Treasury Inflation Index Note 3.625%,
        due 07/15/02.............................     112,246      112,369
                                                              ------------
      Total U.S. Government & Agency Obligations
        (Cost $117,493,538)                                    118,405,613
                                                              ------------
      Foreign Bonds & Debt Securities - 14.1%
      Communications - 0.9%
      France Telecom S.A.,
       3.637%, due 03/14/03^.....................     200,000      200,347
       8.250%, due 03/01/11^.....................   1,500,000    1,371,993
       9.000%, due 03/01/31^.....................     700,000      620,792
                                                              ------------
      Foreign Government - 12.5%                                 2,193,132
                                                              ------------
      Federal Republic of Brazil
       3.063%, due 04/15/06^.....................   1,600,000    1,264,299
       11.000%, due 01/11/12.....................     750,000      455,625
      Republic of Germany
       4.250%, due 03/14/03......................   8,490,000    8,405,423
       6.000%, due 01/04/07......................   7,400,000    7,732,223
      Republic of Italy 5.750%, due 09/15/02.....  10,000,000    9,902,844
      Republic of Panama 8.250%, due
        04/22/08.................................     750,000      721,875
      Republic of South Africa 9.125%, due
        05/19/09.................................   1,000,000    1,125,200
      United Mexican States, Series B 6.250%,
        due 12/31/19.............................   1,500,000    1,413,413
                                                              ------------
                                                                31,020,902
                                                              ------------
      Telephone Systems - 0.7%
      Deutsche Telekom Finance B.V. (Yankee)
        8.250%, due 06/15/30^....................   2,000,000    1,864,732
                                                              ------------
      Total Foreign Bonds & Debt Securities
        (Cost $35,103,424).......................               35,078,766
                                                              ------------

      Warrants - 0.0%
      Mexico (Cost $0)...........................   1,500,000        6,000
                                                              ------------

      Short-Term Investments - 52.7%
      Banking - 7.9%
      Abbey National 1.790%, due 09/09/02........   9,600,000    9,566,587
      National Australia Funding (Delaware), Inc.
        1.760%, due 08/08/02.....................  10,000,000    9,981,422
                                                              ------------
                                                                19,548,009
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

      -------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Beverages, Food & Tobacco - 0.6%
      Nestle Australia Ltd. 1.760%, due 7/05/02.. $ 1,600,000 $ 1,599,687
                                                              -----------
      Financial Services - 14.4%
      CBA Finance, Inc. 1.790%, due 09/11/02.....   5,300,000   5,281,026
      Eksportfinans ASA 1.760%, due 08/28/02.....   7,200,000   7,179,584
      KFW International Finance, Inc. 1.760%, due
        09/12/02.................................   9,700,000   9,665,382
      Shell Finance B.U. 1.780%, due 08/27/02....   3,700,000   3,689,572
      UBS Finance, Inc...........................
       1.760%, due 08/08/02......................   6,000,000   5,988,853
       1.770%, due 08/13/02......................   3,900,000   3,891,755
                                                              -----------
                                                               35,696,172
                                                              -----------
      Pharmaceuticals - 4.4%
      Pfizer, Inc. 1.750%, due 07/22/02..........  11,000,000  10,988,771
                                                              -----------
      U.S. Government & Agency Obligations - 18.8%
      Federal Home Loan Bank 1.675%, due
        08/15/02.................................  11,000,000  10,902,833
      Federal Home Loan Mortgage Corp.
       1.750%, due 07/24/02......................  17,000,000  16,980,993
       1.870%, due 08/15/02......................   2,400,000   2,394,390
       1.985%, due 08/15/02......................     900,000     897,767
       1.740%, due 08/20/02......................   1,200,000   1,197,100
       2.040%, due 09/12/02......................   4,300,000   4,282,212
                                                              -----------
                                                               25,752,462
                                                              -----------
      Federal National Mortgage Assoc.
       1.815%, due 07/03/02......................   2,400,000   2,399,758
       1.865%, due 08/21/02......................   2,800,000   2,792,602
       2.010%, due 08/21/02......................   1,600,000   1,595,444
       2.040%, due 09/11/02......................   1,900,000   1,892,248
       2.090%, due 09/11/02......................   1,300,000   1,294,566
                                                              -----------
                                                                9,974,618
                                                              -----------
      U.S. Treasury Bill
       1.620%, due 08/15/02......................     100,000      99,797
       1.635%, due 08/15/02......................      80,000      79,836
       1.640%, due 08/15/02......................      50,000      49,898
       1.645%, due 08/15/02......................      15,000      14,969
       1.650%, due 08/15/02......................      40,000      39,918
       1.675%, due 08/15/02......................      75,000      74,843
       1.745%, due 08/15/02......................     470,000     468,972
       1.750%, due 08/15/02......................     300,000     299,344
                                                              -----------
                                                                1,127,577
                                                              -----------
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.75% to be
        repurchased at $5,075,317 on 07/01/02
        collateralized by $5,215,000 USTB 0.00%
        due 11/21/02 with a value of
        $5,178,495...............................   5,075,000   5,075,000

       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------
       State Street Navigator Securities Lending
         Prime Portfolio(c)..................... $10,090,560 $ 10,090,560
                                                             ------------
       Total Short-Term Investments
       (Cost $130,755,689)                                    130,755,689
                                                             ------------

       Options - 0.0%
       Puts - 0.0%
       Eurodollar Futures 0.000%, due 09/13/02
         (Cost $3,019)..........................     262,500          656
                                                             ------------

           TOTAL INVESTMENTS - 134.8%
           (Cost $334,144,241)                          $334,200,504

           Other Assets and Liabilities (net) - (34.8%)  (86,278,534)
                                                        ------------

           TOTAL NET ASSETS - 100.0%                    $247,921,970
                                                        ============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2002.

+   Zero-coupon bond

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTB - United States Treasury Bill

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                        Percent of
Portfolio Composition by Credit Quality Portfolio
--------------------------------------------------

   AAA/Government/Government Agency        76.65%
   AA                                       6.65
   A                                        2.95
   BBB                                     11.83
   BB                                       1.92
                                          ------
   Total:                                 100.00%
                                          ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)



      Portfolio Footnotes - continued
                                            Strike   Number of    Value
      Description                Expiration Price    Contracts   (Note 2)
      --------------------------------------------------------------------
      Put Options
      --------------------------------------------------------------------
      10 Year U.S. Treasury Note  08/23/02  $107.00       (510) $ (71,719)
      CME Eurodollar............  09/13/02    96.50       (175)       (87)
      Call Options
      --------------------------------------------------------------------
      OTC 3 Month LIBOR Interest
       Rate Swap................  10/20/03  $  6.00 19,300,000   (813,997)
                                                                ---------
      (Written Option Premium
       $550,154)................                                $(885,803)
                                                                =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Common Stocks - 94.5%
           Biotechnology - 0.0%
           Genentech, Inc.*.......................    100 $     3,350
                                                          -----------
           Commercial Services - 2.0%
           Accenture, Ltd. - Class A*............. 27,900     530,100
                                                          -----------
           Communications - 9.8%
           Corning, Inc........................... 43,100     153,005
           Foundry Networks, Inc.*................  8,600      60,458
           JDS Uniphase Corp.*.................... 50,739     135,473
           Motorola, Inc.......................... 22,500     324,450
           Nokia Oyj (ADR)........................ 61,900     896,312
           Powerwave Technologies, Inc.*.......... 25,536     233,910
           QUALCOMM, Inc.*........................ 26,200     720,238
           UTStarcom, Inc.*.......................  4,600      92,782
                                                          -----------
                                                            2,616,628
                                                          -----------
           Computer Software & Processing - 15.8%
           BEA Systems, Inc.*..................... 35,200     334,752
           Brocade Communications Systems, Inc.*.. 19,600     342,608
           Business Objects S.A. (ADR)*(a)........  8,000     224,800
           Computer Associates International, Inc. 21,900     347,991
           Electronic Arts, Inc.*.................  3,200     211,360
           Mercury Interactive Corp.*............. 20,400     468,384
           Microsoft Corp.*....................... 11,500     629,050
           Oracle Corp.*.......................... 39,204     371,262
           Rational Software Corp.*............... 48,300     396,543
           SAP AG (ADR)(a)........................ 21,100     512,519
           Siebel Systems, Inc.*.................. 13,600     193,392
           VERITAS Software Corp.*................  9,200     182,068
           Vignette Corp.*(a).....................     22          43
                                                          -----------
                                                            4,214,772
                                                          -----------
           Computers & Information - 9.2%
           Apple Computer, Inc.*.................. 12,600     223,272
           Dell Computer Corp.*................... 22,600     590,764
           Emulex Corp.*(a)....................... 18,272     411,303
           Hewlett-Packard Co..................... 23,381     357,261
           SanDisk Corp.*......................... 16,600     205,840
           Yahoo!, Inc.*.......................... 45,800     676,008
                                                          -----------
                                                            2,464,448
                                                          -----------
           Electrical Equipment - 2.3%
           ASML Holding N.V.*(a).................. 18,600     281,232
           Kulicke & Soffa Industries, Inc.*...... 26,300     325,857
                                                          -----------
                                                              607,089
                                                          -----------
           Electronics - 23.8%
           Advanced Micro Devices, Inc.*.......... 28,100     273,132
           Atmel Corp.*........................... 31,300     195,938
           Broadcom Corp. - Class A*(a)...........  6,000     105,240
           Cypress Semiconductor Corp.*........... 17,500     265,650
           Flextronics International, Ltd.*....... 39,900     284,487
           Genesis Microchip, Inc.*............... 10,000      83,400

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Electronics - continued
        GlobespanVirata, Inc.*...................... 45,635 $   176,607
        Konnklijke (Royal) Philips Electronics N.V.
          (ADR)..................................... 10,600     292,560
        Linear Technology Corp......................  5,800     182,294
        LSI Logic Corp.*............................ 35,484     310,485
        Microchip Technology, Inc.*.................  6,978     191,407
        Micron Technology, Inc.*.................... 43,400     877,548
        NVIDIA Corp.*...............................  8,850     152,043
        PMC-Sierra, Inc.*(a)........................ 20,200     187,254
        QLogic Corp.*............................... 15,800     601,980
        RF Micro Devices, Inc.*..................... 31,500     240,030
        Sanmina Corp.*.............................. 48,415     305,499
        Texas Instruments, Inc...................... 31,900     756,030
        United Microelectronics Corp. (ADR)(a)...... 53,100     390,285
        Vishay Intertechnology, Inc.*............... 21,600     475,200
                                                            -----------
                                                              6,347,069
                                                            -----------
        Heavy Machinery - 2.2%
        Applied Materials, Inc.*.................... 30,400     578,208
                                                            -----------
        Networking - 8.6%
        Cisco Systems, Inc.*........................ 45,900     640,305
        EMC Corp.................................... 18,900     142,695
        Extreme Networks, Inc.*..................... 25,600     258,304
        Juniper Networks, Inc.*(a).................. 46,000     259,900
        Network Appliance, Inc.*(a)................. 44,031     547,746
        Newport Corp.(a)............................ 10,500     164,430
        Sun Microsystems, Inc.*..................... 55,100     276,051
                                                            -----------
                                                              2,289,431
                                                            -----------
        Pharmaceuticals - 0.0%
        Forest Laboratories, Inc.*..................    100       7,080
        Scios, Inc.*................................    100       3,061
                                                            -----------
                                                                 10,141
                                                            -----------
        Semiconductors - 20.8%
        Cree, Inc.*................................. 20,400     269,892
        Integrated Device Technology, Inc.*(a)...... 25,078     454,915
        Intel Corp.................................. 44,000     803,880
        International Rectifier Corp.*.............. 16,000     466,400
        KLA-Tencor Corp.*........................... 13,300     585,067
        Marvell Technology Group, Ltd.*............. 18,899     375,901
        Maxim Integrated Products, Inc.*............  9,500     364,135
        National Semiconductor Corp.*............... 16,000     466,720
        Taiwan Semiconductor Manufacturing Co., Ltd.
          (ADR)..................................... 83,842   1,089,946
        Teradyne, Inc.*............................. 25,756     605,266
        Vitesse Semiconductor Corp.*................ 25,200      78,372
                                                            -----------
                                                              5,560,494
                                                            -----------
        Total Common Stocks (Cost $35,728,355)               25,221,730
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 8.4%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/28/02 at 0.50% to be
        repurchased at 1,407,059 on 07/01/02
        collateralized by $1,150,000 USTB 10.75%
        due 08/15/05 with a value of
        $1,438,938............................... $1,407,000 $ 1,407,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................    820,463     820,463
                                                             -----------
      Total Short-Term Investments
      (Cost $2,227,463)                                        2,227,463
                                                             -----------

      TOTAL INVESTMENTS - 102.9%
      (Cost $37,955,818)                                      27,449,193

      Other Assets and Liabilities (net) - (2.9%)               (765,689)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $26,683,504
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bill

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 94.9%
        Agricultural Products - 0.6%
        Monsanto Co................................  18,500 $   329,300
                                                            -----------
        Airlines - 1.2%
        Southwest Airlines Co......................  39,300     635,088
                                                            -----------
        Banking - 8.6%
        Bank of America Corp.......................   2,200     154,792
        Bank of New York Co., Inc..................  18,200     614,250
        Capital One Financial Corp.................  10,300     628,815
        Comerica, Inc.(a)..........................   3,350     205,690
        Greenpoint Financial Corp..................   3,300     162,030
        MBNA Corp..................................  24,000     793,680
        U.S. Bancorp...............................  52,000   1,214,200
        Wells Fargo Co.............................   3,000     150,180
        Zions Bancorporation.......................   8,800     458,480
                                                            -----------
                                                              4,382,117
                                                            -----------
        Beverages, Food & Tobacco - 5.3%
        Coca-Cola Co...............................  11,200     627,200
        General Mills, Inc.........................  15,400     678,832
        Philip Morris Co., Inc.....................  22,900   1,000,272
        SYSCO Corp.................................  13,600     370,192
                                                            -----------
                                                              2,676,496
                                                            -----------
        Commercial Services - 0.8%
        KPMG Consulting, Inc.*.....................  28,300     420,538
                                                            -----------
        Communications - 1.0%
        EchoStar Communications Corp. - Class A*(a)  17,400     322,944
        Nortel Networks Corp.(a)................... 113,200     164,140
                                                            -----------
                                                                487,084
                                                            -----------
        Computer Software & Processing - 6.7%
        BMC Software, Inc.*........................  21,100     350,260
        Computer Associates International, Inc.....  32,900     522,781
        Microsoft Corp.*...........................  40,300   2,204,410
        Peoplesoft, Inc.*..........................  23,400     348,192
                                                            -----------
                                                              3,425,643
                                                            -----------
        Computers & Information - 2.9%
        Hewlett-Packard Co.........................  97,400   1,488,272
                                                            -----------
        Cosmetics & Personal Care - 1.4%
        Colgate-Palmolive Co.......................  14,760     738,738
                                                            -----------
        Electric Utilities - 3.2%
        Edison International.......................  30,800     523,600
        FPL Group, Inc.............................   9,400     563,906
        PG&E Corp..................................  29,500     527,755
                                                            -----------
                                                              1,615,261
                                                            -----------
        Electronics - 2.8%
        Agilent Technologies, Inc.*................   8,200     193,930
        Intel Corp.................................  67,000   1,224,090
                                                            -----------
                                                              1,418,020
                                                            -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Engineering & Construction - 0.3%
          ABB, Ltd................................ 18,300 $   162,571
                                                          -----------
          Entertainment & Leisure - 3.2%
          International Game Technology*..........  8,100     459,270
          Royal Caribbean Cruises, Ltd.(a)........ 21,900     427,050
          Walt Disney Co.......................... 39,300     742,770
                                                          -----------
                                                            1,629,090
                                                          -----------
          Environmental Controls - 0.9%
          Waste Management, Inc................... 17,600     458,480
                                                          -----------
          Financial Services - 6.0%
          Citigroup, Inc.......................... 55,500   2,150,625
          Goldman Sachs Group, Inc................  4,000     293,400
          Household International, Inc............ 12,600     626,220
                                                          -----------
                                                            3,070,245
                                                          -----------
          Food Retailers - 1.1%
          Safeway, Inc.*.......................... 18,400     537,096
                                                          -----------
          Forest Products & Paper - 2.1%
          Kimberly-Clark Corp.....................  2,350     145,700
          Smurfit-Stone Container Corp.*(a)....... 15,200     234,384
          Weyerhauser Co.......................... 10,700     683,195
                                                          -----------
                                                            1,063,279
                                                          -----------
          Health Care Products - 2.3%
          Allergan, Inc...........................  6,900     460,575
          Medtronic, Inc.......................... 16,800     719,880
                                                          -----------
                                                            1,180,455
                                                          -----------
          Health Care Providers & Services - 1.3%
          HCA, Inc................................  7,300     346,750
          Wellpoint Health Networks, Inc.*........  3,800     295,678
                                                          -----------
                                                              642,428
                                                          -----------
          Heavy Machinery - 2.1%
          Ingersoll-Rand Co. - Class A............ 11,700     534,222
          Parker-Hannifin Corp.................... 10,800     516,132
                                                          -----------
                                                            1,050,354
                                                          -----------
          Industrial - Diversified - 1.4%
          Tyco International, Ltd................. 54,580     737,376
                                                          -----------
          Insurance - 3.5%
          ACE, Ltd................................ 17,020     537,832
          American International Group, Inc....... 10,550     719,827
          XL Capital, Ltd. - Class A..............  6,200     525,140
                                                          -----------
                                                            1,782,799
                                                          -----------
          Lodging - 0.7%
          Hilton Hotels Corp...................... 23,900     332,210
                                                          -----------
          Media - Broadcasting & Publishing - 3.1%
          Comcast Corp. - Class A*(a)............. 16,000     381,440
          Fox Entertainment Group, Inc. - Class A*  7,000     152,250
          Liberty Media Corp. - Class A*.......... 55,300     553,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Media-Broadcasting & Publishing - continued
           Viacom, Inc. - Class B*............... 11,100 $   492,507
                                                         -----------
                                                           1,579,197
                                                         -----------
           Oil & Gas - 7.7%
           BP Plc (ADR).......................... 13,400     676,566
           Burlington Resources, Inc.............  3,900     148,200
           Exxon Mobil Corp...................... 61,800   2,528,856
           GlobalSantaFe Corp....................  8,200     224,270
           Total Fina Elf S.A. (ADR).............  4,500     364,050
                                                         -----------
                                                           3,941,942
                                                         -----------
           Pharmaceuticals - 11.1%
           Abbott Laboratories...................  4,100     154,365
           AmerisourceBergen Corp................  2,550     193,800
           Amgen, Inc.*.......................... 14,700     615,636
           Andrx Group*..........................  9,600     258,912
           AstraZeneca Plc (ADR)(a)..............  7,500     307,500
           Cardinal Health, Inc.................. 13,600     835,176
           Johnson & Johnson..................... 20,450   1,068,717
           MedImmune, Inc.*...................... 12,200     322,080
           Novartis AG (ADR).....................  3,900     170,937
           Pfizer, Inc........................... 19,100     668,500
           Pharmacia Corp........................ 17,400     651,630
           Wyeth.................................  7,800     399,360
                                                         -----------
                                                           5,646,613
                                                         -----------
           Real Estate - 0.3%
           Equity Office Properties Trust (REIT).  5,300     159,530
                                                         -----------
           Retailers - 6.5%
           J.C. Penney Co., Inc.(a).............. 22,200     488,844
           Kohl's Corp.*.........................  5,650     395,952
           Lowes Co., Inc........................ 22,500   1,021,500
           Office Depot, Inc.*................... 27,700     465,360
           Target Corp...........................  9,700     369,570
           TJX Companies, Inc.................... 29,400     576,534
                                                         -----------
                                                           3,317,760
                                                         -----------
           Telephone Systems - 3.3%
           BellSouth Corp........................ 21,300     670,950
           CenturyTel, Inc.......................  5,500     162,250
           SBC Communications, Inc............... 25,000     762,500
           Sprint Corp. (PCS Group)*(a).......... 16,100      71,967
                                                         -----------
                                                           1,667,667
                                                         -----------
           Transportation - 1.2%
           Union Pacific Corp....................  9,350     591,668
                                                         -----------
           U.S. Government Agency - 2.3%
           Federal Home Loan Mortgage Corp....... 19,400   1,187,280
                                                         -----------
           Total Common Stocks (Cost $54,388,402)         48,354,597
                                                         -----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 8.1%
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  1,736,629 $ 1,736,629
      U.S. Treasury Note, 1.970%, due 07/01/02... $2,416,000   2,416,000
                                                             -----------
      Total Short-Term Investments
      (Cost $4,152,629)                                        4,152,629
                                                             -----------

      TOTAL INVESTMENTS - 103.0%
      (Cost $58,541,031)                                      52,507,226

      Other Assets and Liabilities (net) - (3.0%)             (1,550,900)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $50,956,326
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Common Stocks - 88.4%
           Advertising - 0.4%
           Getty Images, Inc.*(a)................. 4,500  $    97,965
                                                          -----------
           Aerospace & Defense - 0.5%
           Engineered Support Systems, Inc........ 2,100      109,830
                                                          -----------
           Airlines - 0.2%
           Frontier Airlines, Inc.*............... 5,600       45,528
                                                          -----------
           Apparel Retailers - 6.9%
           Chico's FAS, Inc.*(a).................. 6,099      221,516
           Christopher & Banks Corp.*............. 7,000      296,100
           Deb Shops, Inc......................... 2,300       77,692
           dELiA*s Corp. - Class A*(a)............ 9,000       45,900
           Fossil, Inc.*(a)....................... 3,350       68,876
           Gymboree Corp.*(a)..................... 7,900      126,558
           Hot Topic, Inc.*(a).................... 6,150      164,266
           J. Jill Group, Inc.*(a)................ 4,500      170,775
           Pacific Sunwear of California, Inc.*... 5,100      113,067
           Too, Inc.*............................. 5,200      160,160
           Urban Outfitters, Inc.*................ 1,700       59,024
           Wet Seal, Inc. - Class A*.............. 5,950      144,585
                                                          -----------
                                                            1,648,519
                                                          -----------
           Automotive - 1.0%
           Copart, Inc.*.......................... 6,050       98,191
           Monaco Coach Corp.*(a)................. 3,800       80,940
           Superior Industries International, Inc. 1,500       69,375
                                                          -----------
                                                              248,506
                                                          -----------
           Banking - 2.4%
           Greater Bay Bancorp.(a)................ 2,900       89,204
           Prosperity Bancshares, Inc............. 5,400       98,383
           Silicon Valley Bancshares*(a).......... 3,400       89,624
           Southwest Bancorp. of Texas, Inc.*..... 3,400      123,148
           Sterling Bancshares, Inc............... 3,700       54,649
           UCBH Holdings, Inc..................... 1,700       64,617
           Whitney Holding Corp................... 1,700       52,258
                                                          -----------
                                                              571,883
                                                          -----------
           Beverages, Food & Tobacco - 1.8%
           Hain Celestial Group, Inc.*............ 5,600      103,600
           Horizon Organic Holding Corp.*......... 3,900       68,718
           Performance Food Group Co.*............ 4,500      152,370
           United Natural Foods, Inc.*(a)......... 5,600      109,200
                                                          -----------
                                                              433,888
                                                          -----------
           Biotechnology - 0.8%
           Affymetrix, Inc.*(a)................... 4,500      107,955
           Genencor Intl., Inc.*(a)............... 3,900       38,181
           Transkaryotic Therapies, Inc.*......... 1,400       50,470
                                                          -----------
                                                              196,606
                                                          -----------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Building Materials - 1.4%
        D.R. Horton, Inc.(a)........................  3,300 $    85,899
        Insight Enterprises, Inc.*..................  6,800     171,292
        Toll Brothers, Inc.*(a).....................  2,300      67,390
                                                            -----------
                                                                324,581
                                                            -----------
        Chemicals - 0.9%
        OM Group, Inc.(a)...........................  1,900     117,800
        Spartech Corp...............................  3,900     106,197
                                                            -----------
                                                                223,997
                                                            -----------
        Commercial Services - 12.2%
        Administaff, Inc.*(a).......................  2,800      28,000
        Advisory Board Co.*.........................  2,600      94,224
        Apollo Group, Inc. - Class A*(a)............  2,600     102,492
        ASE Test, Ltd.*.............................  7,300      70,810
        Career Education Corp.*.....................  3,400     153,000
        Cerner Corp.*...............................  4,000     191,320
        Corporate Executive Board Co.*..............  4,500     154,125
        Covance, Inc.*..............................  3,200      60,000
        Digital Insight Corp.*......................  2,000      32,900
        Education Management Corp.*.................  3,200     130,336
        Euronet Worldwide, Inc.*.................... 10,500     167,895
        Express Scripts, Inc. - Class A*............  2,300     115,253
        Forrester Research, Inc.*...................  3,400      65,957
        Heidrick & Struggles International, Inc.*(a)  3,400      67,898
        ICON Plc (ADR)*.............................  1,400      39,900
        InterCept, Inc.*............................  2,300      47,656
        Iron Mountain, Inc.*........................  4,200     129,570
        Mobile Mini, Inc.*(a).......................  2,300      39,330
        NCO Group, Inc.*............................  3,400      74,052
        PayPal, Inc.*(a)............................  6,700     135,347
        Pediatrix Medical Group, Inc.*(a)...........  2,700      67,500
        Pegasus Solutions, Inc.*....................  3,900      68,250
        PRG-Shultz International, Inc.*.............  4,500      55,395
        ProBusiness Services, Inc.*(a)..............  7,400     107,810
        Rent-A-Center, Inc.*........................  3,500     203,035
        ScanSource, Inc.*(a)........................  2,000     122,820
        Steiner Leisure, Ltd.*(a)...................  5,600      81,200
        Stericycle, Inc.*(a)........................  3,600     127,476
        Tetra Tech, Inc.*(a)........................  3,425      50,347
        Waste Connections, Inc.*(a).................  3,900     121,836
                                                            -----------
                                                              2,905,734
                                                            -----------
        Communications - 2.1%
        Aeroflex, Inc.*.............................  9,600      66,720
        Anaren Microwave, Inc.*.....................  5,100      44,064
        CommScope, Inc.*............................  3,700      46,250
        Polycom, Inc.*(a)...........................  6,000      71,940
        Powerwave Technologies, Inc.*...............  6,700      61,372
        Titan Corp.*(a).............................  6,800     124,372
        UTStarcom, Inc.*............................  3,900      78,663
                                                            -----------
                                                                493,381
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Computer Software & Processing - 6.5%
           Acclaim Entertainment, Inc.*(a)........ 18,000 $    63,540
           Activision, Inc.*......................  3,900     113,334
           Aspen Technology, Inc.*(a).............  3,400      28,356
           Catapult Communications Corp.*.........  3,100      67,800
           Cognos, Inc. (Canada)*.................  1,700      37,723
           Documentum, Inc.*(a)...................  7,300      87,600
           DoubleClick, Inc.*.....................  5,600      40,600
           EPIQ Systems, Inc.*....................  2,300      39,146
           Internet Security Systems, Inc.*(a)....  3,400      44,608
           Intrado, Inc.*.........................  2,900      56,144
           JDA Software Group, Inc.*..............  3,400      96,084
           Macromedia, Inc.*......................  9,000      79,830
           McAfee. com Corp. - Class A*...........  4,500      65,880
           Micromuse, Inc.*.......................  3,900      18,096
           MSC.Software Corp.*....................  3,900      34,905
           National Instruments Corp.*............  4,500     146,520
           Netegrity, Inc.*.......................  3,900      24,024
           Pinnacle Systems, Inc.*................ 11,300     124,176
           Red Hat, Inc.*......................... 15,800      92,746
           SonicWALL, Inc.*(a)....................  9,000      45,180
           Take-Two Interactive Software, Inc.*...  5,400     111,186
           Websense, Inc.*........................  5,600     143,192
                                                          -----------
                                                            1,560,670
                                                          -----------
           Computers & Information - 3.6%
           Avocent Corp.*.........................  5,300      84,376
           CACI International, Inc. - Class A*....  3,400     129,846
           Concurrent Computer Corp.*(a)..........  9,000      41,850
           FactSet Research Systems, Inc.(a)......  3,800     113,126
           Kronos, Inc.*..........................  2,300      70,125
           M-Systems Flash Disk Pioneers, Ltd.*(a)  4,500      37,363
           MCSi, Inc.*............................  4,500      51,030
           OneSource Information Services, Inc.*..  5,600      37,520
           Pixar, Inc.*...........................  2,800     123,480
           SkillSoft Corp.*(a)....................  4,500      35,325
           Tripos, Inc.*..........................  1,700      37,060
           Virage Logic Corp.*....................  6,800      88,536
                                                          -----------
                                                              849,637
                                                          -----------
           Distribution/Wholesale - 0.2%
           Bell Microproducts, Inc.*..............  4,500      36,225
                                                          -----------
           Electrical Equipment - 3.0%
           Advanced Energy Industries, Inc.*(a)...  2,100      46,578
           Avnet, Inc.............................  3,000      65,970
           Credence Systems Corp.*................  5,400      95,958
           FEI Co.*(a)............................  5,000     122,550
           FLIR Systems, Inc.*....................  2,500     104,925
           Keithley Instruments, Inc..............  4,100      59,204
           Kulicke & Soffa Industries, Inc.*......  4,500      55,755
           Mykrolis Corp.*........................  6,800      80,308

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Electrical Equipment - continued
         Tektronix, Inc.*..........................  4,500 $    84,195
                                                           -----------
                                                               715,443
                                                           -----------
         Electronics - 8.7%
         02Micro Intl., Ltd.*......................  6,800      70,380
         Actel Corp.*(a)...........................  5,100     107,202
         AXT, Inc..................................  5,600      44,688
         ChipPAC, Inc. - Class A*(a)............... 17,700     109,386
         Cree, Inc.*(a)............................  6,800      89,964
         Cymer, Inc.*(a)...........................  2,800      98,112
         Exar Corp.*...............................  5,100     100,572
         II-VI, Inc.*..............................  3,400      50,218
         Integrated Circuit Systems, Inc.*(a)......  6,800     137,292
         Integrated Defense Technologies, Inc.*....  2,300      67,689
         Intersil Corp. - Class A*.................  4,176      89,283
         KEMET Corp.*..............................  5,600     100,016
         Kopin Corp.*.............................. 11,300      74,580
         Microtune, Inc.*(a).......................  3,400      30,294
         MIPS Technologies, Inc. - Class A*(a).....  9,000      55,530
         Photon Dynamics, Inc.*....................  5,600     168,000
         Pixelworks, Inc.*(a)......................  5,600      46,984
         PLX Technology, Inc.*.....................  7,300      31,025
         Power-One, Inc.*..........................  8,400      52,248
         Silicon Storage Technology, Inc.*.........  7,900      61,620
         Skyworks Solutions, Inc.*.................  3,500      19,425
         Trikon Technologies, Inc.*................  2,800      25,172
         TriQuint Semiconductor, Inc.*.............  9,000      57,690
         Varian Semiconductor Equipment Associates,
           Inc.*...................................  3,400     115,362
         Wilson Greatbatch Techologies, Inc.*......  5,000     127,400
         Zoran Corp.*(a)...........................  6,400     146,624
                                                           -----------
                                                             2,076,756
                                                           -----------
         Entertainment & Leisure - 1.3%
         Alliance Gaming Corp.*....................  5,600      69,888
         Regal Entertainment Group - Class A*......  2,800      65,296
         Shuffle Master, Inc.*(a)..................  4,500      82,665
         Sun International Hotels, Ltd.............  3,400      84,252
                                                           -----------
                                                               302,101
                                                           -----------
         Financial Services - 0.7%
         Affiliated Managers Group, Inc.*(a).......  1,600      98,400
         Doral Financial Corp......................  1,900      63,441
                                                           -----------
                                                               161,841
                                                           -----------
         Food Retailers - 0.5%
         Whole Foods Market, Inc.*.................  2,300     110,906
                                                           -----------
         Health Care Products - 6.7%
         Align Technology, Inc.*(a)................  6,200      25,054
         Bruker AXS, Inc.*......................... 11,300      16,950
         Bruker Daltonics, Inc.*(a)................  6,800      26,860
         Cambrex Corp..............................  3,900     156,390

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Health Care Products - continued
          CTI Molecular Imaging, Inc.*............. 2,800  $    64,232
          Diagnostic Products Corp................. 1,700       62,900
          DIANON Systems, Inc.*.................... 2,300      122,866
          Haemonetics Corp.*(a).................... 1,000       29,200
          ICU Medical, Inc.*....................... 3,350      103,515
          Integra LifeSciences Holdings*(a)........ 3,000       65,250
          Priority Healthcare Corp. - Class B*..... 3,400       79,900
          SangStat Medical Corp.*.................. 6,800      156,264
          STERIS Corp.*............................ 4,500       85,995
          Techne Corp.*(a)......................... 3,900      110,058
          The Med-Design Corp.*(a)................. 6,800       87,992
          Therasense, Inc.*(a)..................... 6,200      114,514
          Varian, Inc.*............................ 5,600      184,520
          Zoll Medical Corp.*...................... 3,300      107,349
                                                           -----------
                                                             1,599,809
                                                           -----------
          Health Care Providers & Services - 5.6%
          Accredo Health, Inc.*(a)................. 4,100      189,174
          Centene Corp.*........................... 2,300       71,254
          DaVita, Inc.*............................ 4,500      107,100
          First Health Group Corp.*................ 4,500      126,180
          IMPATH, Inc.*(a)......................... 3,400       61,030
          Laboratory Corporation of America
            Holdings*(a)........................... 2,100       95,865
          LifePoint Hospitals, Inc.*(a)............ 6,100      221,491
          Pharmaceutical Product Development, Inc.* 4,500      118,530
          Province Healthcare Co.*(a).............. 5,100      114,036
          Select Medical Corp.*.................... 3,400       53,244
          Triad Hospitals, Inc.*................... 4,500      190,710
                                                           -----------
                                                             1,348,614
                                                           -----------
          Heavy Machinery - 1.1%
          AGCO Corp................................ 3,100       60,450
          Asyst Technologies, Inc.*................ 7,300      148,555
          Manitowoc Co., Inc....................... 1,700       60,333
                                                           -----------
                                                               269,338
                                                           -----------
          Industrial - Diversified - 0.6%
          Shaw Group, Inc.*(a)..................... 4,300      132,010
          Summa Industries*........................ 2,300       22,540
                                                           -----------
                                                               154,550
                                                           -----------
          Insurance - 0.7%
          Fidelity National Financial, Inc.(a)..... 2,769       87,500
          HCC Insurance Holdings, Inc.(a).......... 3,400       89,590
                                                           -----------
                                                               177,090
                                                           -----------
          Lodging - 0.3%
          Station Casinos, Inc.*(a)................ 4,500       80,325
                                                           -----------
          Media - Broadcasting & Publishing - 2.0%
          Cox Radio, Inc. - Class A*............... 2,500       60,250
          Entercom Communications Corp.*(a)........ 1,300       59,670
          Entravision Communications Corp.*........ 9,000      110,250

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Media - Broadcasting & Publishing - continued
       Macrovision Corp.*............................. 5,400  $    70,794
       Radio One, Inc. - Class A*..................... 5,100       75,837
       Radio One, Inc. - Class D*(a).................. 6,000       89,220
                                                              -----------
                                                                  466,021
                                                              -----------
       Metals - 0.3%
       Gibraltor Steel Corp........................... 3,400       75,446
                                                              -----------
       Miscellaneous Manufacturing - 0.8%
       Applied Films Corp.*(a)........................ 6,200       69,192
       Armor Holdings, Inc.*(a)....................... 3,400       86,700
       TiVo, Inc.*(a)................................. 9,000       33,390
                                                              -----------
                                                                  189,282
                                                              -----------
       Oil & Gas - 5.5%
       Cal Dive International, Inc.*.................. 7,900      173,800
       Forest Oil Corp.*.............................. 2,600       73,918
       Hanover Compressor Co.*(a)..................... 3,400       45,900
       Key Energy Services, Inc.*..................... 6,200       65,100
       National-Oilwell, Inc.*........................ 2,800       58,940
       Newfield Exploration Co.*...................... 2,800      104,076
       Newpark Resources, Inc.*....................... 9,000       66,150
       Patterson-UTI Energy, Inc.*(a)................. 6,800      191,964
       Pride Intl., Inc.*(a).......................... 6,800      106,488
       Spinnaker Exploration Co.*..................... 3,400      122,468
       TETRA Technologies, Inc.*...................... 3,400       90,270
       Universal Compression Holdings, Inc.*(a)....... 6,100      146,339
       Willbros Group, Inc.*.......................... 3,400       57,800
                                                              -----------
                                                                1,303,213
                                                              -----------
       Pharmaceuticals - 4.1%
       aaiPharma, Inc.*(a)............................ 3,400       76,432
       Albany Molecular Research, Inc.*(a)............ 3,400       71,876
       Array BioPharma, Inc.*(a)...................... 7,900       76,156
       Barr Laboratories, Inc.*(a).................... 1,200       76,236
       Cephalon, Inc.*(a)............................. 1,500       67,800
       Charles River Laboratories Intl., Inc.*........ 3,900      136,695
       Connetics Corp.*(a)............................ 6,200       80,098
       First Horizon Pharmaceutical Corp.*(a)......... 5,100      105,519
       Invitrogen Corp.*(a)........................... 1,400       44,814
       Medicis Pharmaceutical Corp. - Class A*........ 2,800      119,728
       Pain Therapeutics, Inc.*....................... 5,600       46,816
       Taro Pharmaceutical Industries, Ltd. (Israel) -
          Class A*.................................... 3,400       83,368
                                                              -----------
                                                                  985,538
                                                              -----------
       Restaurants - 3.0%
       Krispy Kreme Doughnuts, Inc.*(a)............... 2,700       86,913
       P.F. Chang's China Bistro, Inc.*(a)............ 4,500      141,390
       Panera Bread Co. - Class A*.................... 4,500      155,115
       RARE Hospitality Intl., Inc.*.................. 4,800      129,216

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Restaurants - continued
        Sonic Corp.*................................ 6,300  $   197,883
                                                            -----------
                                                                710,517
                                                            -----------
        Retailers - 2.0%
        Circuit City Stores, Inc. - CarMax Group*(a) 5,100      110,415
        Fred's, Inc. - Class A...................... 3,400      125,052
        GameStop Corp. - Class A*(a)................ 5,600      117,544
        Tweeter Home Entertainment Group, Inc.*..... 3,600       58,824
        Ultimate Electronics, Inc.*(a).............. 2,300       59,593
                                                            -----------
                                                                471,428
                                                            -----------
        Transportation - 0.6%
        GulfMark Offshore, Inc.*.................... 3,400      140,794
                                                            -----------
        Total Common Stocks (Cost $22,410,783)               21,085,962
                                                            -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 28.5%
      Federal Home Loan Bank, 1.870%, due
        07/01/02.................................. $3,523,000 $ 3,523,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  3,286,490   3,286,490
                                                              -----------
      Total Short-Term Investments
      (Cost $6,809,490)                                         6,809,490
                                                              -----------

      TOTAL INVESTMENTS - 116.9%
      (Cost $29,220,273)                                       27,895,452

      Other Assets and Liabilities (net) - (16.9%)             (4,023,578)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $23,871,874
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                                                 Strike Number of  Value
      Call Options                    Expiration Price  Contracts (Note 2)
      --------------------------------------------------------------------
      Apollo Group, Inc..............  08/17/02  $40.00   (110)   $(2,090)
                                                                  -------
      (Written Option Premium $1,687)                             $(2,090)
                                                                  =======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)



         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Common Stocks - 81.3%
         Advertising - 1.3%
         Omnicom Group, Inc.(a)....................  5,800 $   265,640
                                                           -----------
         Aerospace & Defense - 3.0%
         Northrop Grumman Corp.(a).................  2,300     287,500
         Raytheon Co...............................  8,300     338,225
                                                           -----------
                                                               625,725
                                                           -----------
         Banking - 1.1%
         Marshall and Ilsley Corp.(a)..............  4,000     123,720
         TCF Financial Corp........................  2,400     117,840
                                                           -----------
                                                               241,560
                                                           -----------
         Beverages, Food & Tobacco - 1.2%
         Adolph Coors Co. - Class B(a).............  4,200     261,660
                                                           -----------
         Building Materials - 0.8%
         Martin Marietta Materials, Inc............  4,200     163,800
                                                           -----------
         Chemicals - 3.4%
         Engelhard Corp............................  6,000     169,920
         Gentex Corp.*(a)..........................  7,100     195,037
         OM Group, Inc.............................  2,600     161,200
         Rohm & Haas Co............................  4,900     198,401
                                                           -----------
                                                               724,558
                                                           -----------
         Commercial Services - 5.8%
         Ceridian Corp.*(a)........................ 20,400     387,192
         Certegy, Inc.*............................  2,000      74,220
         Convergys Corp.*(a)....................... 16,900     329,212
         H&R Block, Inc.(a)........................  5,600     258,440
         Kennametal, Inc.(a).......................  3,400     124,440
         Wind River Systems, Inc.*(a).............. 11,000      55,110
                                                           -----------
                                                             1,228,614
                                                           -----------
         Communications - 1.1%
         Advanced Fibre Communications, Inc.*...... 13,500     223,290
                                                           -----------
         Computer Software & Processing - 6.0%
         Affiliated Computer Services, Inc. -
           Class A*(a).............................  3,100     147,188
         BMC Software, Inc.*....................... 16,800     278,880
         Computer Associates International, Inc.(a) 25,000     397,250
         Diebold, Inc.(a)..........................  4,700     175,028
         Mentor Graphics Corp.*(a).................  7,700     109,494
         Peoplesoft, Inc.*(a)...................... 10,000     148,800
                                                           -----------
                                                             1,256,640
                                                           -----------
         Containers & Packaging - 0.8%
         Pactiv Corp.*.............................  6,700     159,460
                                                           -----------
         Cosmetics & Personal Care - 0.7%
         Avon Products, Inc........................  2,800     146,272
                                                           -----------
         Electric Utilities - 1.6%
         Wisconsin Energy Corp.(a)................. 13,400     338,618
                                                           -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Electrical Equipment - 1.6%
           FEI Co.*(a)............................  6,200 $   151,962
           Molex, Inc. - Class A..................  6,700     183,781
                                                          -----------
                                                              335,743
                                                          -----------
           Electronics - 4.1%
           Amphenol Corp. - Class A*(a)...........  6,300     226,800
           Integrated Device Technology, Inc.*(a).  6,800     123,352
           Lattice Semiconductor Corp.*........... 16,200     141,588
           Microchip Technology, Inc.*............  6,350     174,181
           Vishay Intertechnology, Inc.*(a).......  9,000     198,000
                                                          -----------
                                                              863,921
                                                          -----------
           Entertainment & Leisure - 3.1%
           Brunswick Corp.(a)..................... 17,500     490,000
           Mattel, Inc............................  7,900     166,532
                                                          -----------
                                                              656,532
                                                          -----------
           Environmental Controls - 1.6%
           Republic Services, Inc. - Class A*..... 17,600     335,632
                                                          -----------
           Forest Products & Paper - 0.5%
           Louisiana-Pacific Corp................. 10,800     114,372
                                                          -----------
           Health Care Products - 10.1%
           Apogent Technologies, Inc.*(a)......... 20,000     411,400
           Bard (C.R.), Inc.(a)...................  3,500     198,030
           Beckman Coulter, Inc.(a)...............  5,900     294,410
           Cambrex Corp...........................  4,000     160,400
           Mettler-Toledo International, Inc.*....  4,800     176,976
           Millipore Corp.(a).....................  5,000     159,900
           Quest Diagnostics, Inc.*...............  2,800     240,940
           St. Jude Medical, Inc.*................  1,900     140,315
           Waters Corp.*(a)....................... 12,700     339,090
                                                          -----------
                                                            2,121,461
                                                          -----------
           Health Care Providers & Services - 1.0%
           Wellpoint Health Networks, Inc.*.......  2,600     202,306
                                                          -----------
           Heavy Machinery - 7.1%
           Black & Decker Corp....................  4,000     192,800
           Cooper Cameron Corp.*(a)...............  2,200     106,524
           Dover Corp.(a)......................... 11,300     395,500
           Rockwell Automation, Inc...............  9,000     179,820
           Stanley Works..........................  5,200     213,252
           Zebra Technologies Corp. - Class A*....  6,200     298,964
                                                          -----------
                                                            1,386,860
                                                          -----------
           Home Construction, Furnishings & Appliances - 1.1%
           Herman Miller, Inc.(a)................. 11,900     241,570
                                                          -----------
           Household Products - 3.9%
           Clorox Co..............................  3,600     148,860
           Dial Corp.............................. 16,500     330,330
           Fortune Brands, Inc....................  3,200     179,200

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)
(Percentage of Net Assets)

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Household Products - continued
           Newell Rubbermaid, Inc.................  5,000 $   175,300
                                                          -----------
                                                              833,690
                                                          -----------
           Industrial-Diversified - 4.4%
           ITT Industries, Inc....................  2,200     155,320
           Pentair, Inc...........................  4,000     192,320
           Roper Industries, Inc.(a)..............  5,300     197,690
           SPX Corp.*(a)..........................  3,200     376,000
                                                          -----------
                                                              921,330
                                                          -----------
           Insurance - 4.8%
           Ambac Financial Group, Inc.(a).........  2,600     174,720
           MGIC Investment Corp.(a)...............  2,700     183,060
           Odyssey Re Holdings Corp.(a)........... 11,800     205,202
           Principal Financial Group, Inc.*.......  9,400     291,400
           XL Capital, Ltd. - Class A(a)..........  1,900     160,930
                                                          -----------
                                                            1,015,312
                                                          -----------
           Oil & Gas - 1.6%
           BJ Services Co.*(a)....................  3,600     121,968
           Noble Corp.*...........................  2,800     108,080
           Valero Energy Corp.(a).................  2,900     108,518
           Weatherford International, Ltd. (a)....  2,700     116,640
                                                          -----------
                                                              455,206
                                                          -----------
           Pharmaceuticals - 3.8%
           IMS Health, Inc.(a).................... 20,900     375,155
           Teva Pharmaceutical Industries, Ltd.
             (ADR)(a).............................  4,400     293,832
           Watson Pharmaceuticals, Inc.*(a).......  5,100     128,877
                                                          -----------
                                                              797,864
                                                          -----------
           Restaurants - 1.6%
           Jack in the Box, Inc.*.................  5,800     184,440
           Outback Steakhouse, Inc.*(a)...........  4,600     161,460
                                                          -----------
                                                              345,900
                                                          -----------
           Retailers - 1.4%
           Barnes & Noble, Inc.*(a)...............  5,200     137,436
           Family Dollar Stores, Inc..............  4,400     155,100
                                                          -----------
                                                              292,536
                                                          -----------
           Textiles, Clothing & Fabrics - 2.0%
           Mohawk Industries, Inc.*(a)............  3,663     225,384
           NIKE, Inc. - Class B(a)................  3,500     187,775
                                                          -----------
                                                              413,159
                                                          -----------
           Transportation - 0.8%
           Norfolk Southern Corp..................  7,100     165,998
                                                          -----------
           Total Common Stocks (Cost $ 17,738,079)         17,135,229
                                                          -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 50.2%
      Federal Home Loan Bank, 1.870%, due
        07/01/02.................................. $4,568,000 $ 4,568,000
      State Street Navigator Securites Lending
        Prime Portfolio(b)........................  6,026,613   6,026,613
                                                              -----------
      Total Short-Term Investments
      (Cost $10,594,613)                                       10,594,613
                                                              -----------

      TOTAL INVESTMENTS - 131.5%
      (Cost $28,332,692)                                       27,729,842

      Other Assets and Liabilities (net) - (31.5%)             (6,649,282)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $21,080,560
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 89.5%
        Australia - 1.3%
        BHP Billiton, Ltd...........................  24,900 $   144,405
                                                             -----------
        Canada - 4.9%
        Domtar, Inc.(a).............................  45,200     528,281
                                                             -----------
        France - 9.1%
        Carrefour S.A...............................   7,600     410,545
        CNP Assurances(a)...........................   6,600     269,997
        Groupe Danone...............................   2,200     301,876
                                                             -----------
                                                                 982,418
                                                             -----------
        Germany - 3.1%
        Linde AG....................................   6,600     329,006
                                                             -----------
        Hong Kong - 5.8%
        Cathay Pacific Airways, Ltd................. 178,600     273,633
        CNOOC, Ltd.................................. 263,300     352,766
                                                             -----------
                                                                 626,399
                                                             -----------
        Italy - 4.8%
        Mediolanum SpA(a)...........................  18,000     106,993
        Saipem SpA(a)...............................  36,400     261,216
        UniCredito Italiano SpA.....................  33,600     151,695
                                                             -----------
                                                                 519,904
                                                             -----------
        Japan - 20.5%
        Advantest Corp..............................   1,900     118,250
        FANUC, Ltd..................................   2,400     120,536
        Fujisawa Pharmaceutical Co., Ltd............   7,000     167,605
        Nikon Corp.(a)..............................  14,100     156,098
        Nippon Steel Corp........................... 105,000     163,809
        Rohm Co., Ltd...............................   1,600     238,802
        Seven-Eleven Japan Co., Ltd.................   9,000     354,399
        Shin-Etsu Chemical Co., Ltd.................   8,200     352,313
        Takeda Chemical Industries, Ltd.............   8,000     351,062
        Tokyo Broadcasting System, Inc..............   8,000     179,201
                                                             -----------
                                                               2,202,075
                                                             -----------
        Netherlands - 4.0%
        Heineken N.V................................   6,000     262,840
        Koninklijke (Royal) Philips Electronics N.V.   6,100     169,990
                                                             -----------
                                                                 432,830
                                                             -----------
        Norway - 2.0%
        Norsk Hydro ASA.............................   4,400     209,390
                                                             -----------
        Sweden - 11.7%
        Autoliv, Inc. (SDR).........................  16,800     408,497
        Skandinaviska Enskilda Banken AB(a).........  40,700     426,338
        Volvo AB - Series B(a)......................  20,500     423,917
                                                             -----------
                                                               1,258,752
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Switzerland - 5.9%
      Novartis AG.................................      8,700 $   381,773
      Swatch Group AG(a)..........................     13,200     249,132
                                                              -----------
                                                                  630,905
                                                              -----------
      United Kingdom - 16.4%
      Anglo American Plc..........................     13,400     222,895
      British Sky Broadcasting Group Plc*.........     25,700     246,464
      Invensys Plc................................    253,100     343,441
      Marks & Spencer Group Plc...................     57,337     325,854
      Marks & Spencer Group Plc - Series B*.......      3,400       3,565
      Sage Group Plc..............................     68,800     177,799
      Tate & Lyle Plc.............................     66,400     355,341
      WPP Group Plc...............................     10,300      87,000
                                                              -----------
                                                                1,762,359
                                                              -----------
      Total Common Stocks (Cost $ 9,187,672)                    9,626,724
                                                              -----------

      Short-Term Investments - 29.0%
      American Express Credit Corp., 1.650%, due
        07/01/02.................................. $  108,000     108,000
      American Express Credit Corp., 1.740%, due
        07/10/02..................................    356,000     355,845
      Coca-Cola Co., 1.720%, due 07/08/02.........    408,000     407,864
      General Electric Capital Corp., 1.760%, due
        07/10/02..................................    109,000     108,952
      Goldman Sachs Group, Inc., 1.770%, due
        07/16/02..................................    400,000     399,705
      Merck & Co., Inc., 2.000%, due 07/01/02.....    270,000     270,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  1,470,050   1,470,050
                                                              -----------
      Total Short-Term Investments
      (Cost $ 3,120,416)                                        3,120,416
                                                              -----------


      TOTAL INVESTMENTS - 118.5%
      (Cost $ 12,308,088)                                      12,747,140

      Other Assets and Liabilities (net) - (18.5%)             (1,990,435)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $10,756,705
                                                              ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2002 (Unaudited)



Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

SDR - Swedish Depositary Receipt

               Summary of Total Foreign Securities by Industry Classification 6/30/2002
               ------------------------------------------------------------------------
                                                       Value          Percent of
               Industry                                (000)          Net Assets
               ------------------------------------------------------------------------
               Advertising                             $   87             0.8%
               Airlines                                   274             2.5
               Automotive                                 832             7.7
               Banking                                    578             5.4
               Beverages, Food & Tobacco                  920             8.6
               Chemicals                                  352             3.3
               Commercial Services                        329             3.1
               Computer Software & Processing             178             1.7
               Electronics                                991             9.2
               Entertainment & Leisure                    156             1.5
               Food Retailers                             411             3.8
               Forest Products & Paper                    529             4.9
               Industrial - Diversified                   209             1.9
               Insurance                                  377             3.5
               Media-Broadcasting & Publishing            426             4.0
               Mining                                     367             3.4
               Oil & Gas                                  614             5.7
               Pharmaceuticals                            900             8.3
               Retailers                                  933             8.7
               Steel                                      164             1.5
                                                       ------            ----
                                                       $9,627            89.5%
                                                       ======            ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)
(Percentage of Net Assets)


         -----------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         -----------------------------------------------------------------

         Common Stocks - 70.5%
         Communications - 12.4%
         CIENA Corp.*..............................  64,300 $   269,417
         Comverse Technology, Inc.*................  61,300     567,638
         Sycamore Networks, Inc.*..................     300       1,158
         Tellabs, Inc.*............................  37,000     229,400
                                                            -----------
                                                              1,067,613
                                                            -----------
         Computer Software & Processing - 5.9%
         Geac Computer Corp., Ltd.*................  96,200     288,847
         Ulticom, Inc.*............................  33,000     223,740
                                                            -----------
                                                                512,587
                                                            -----------
         Electrical Equipment - 15.8%
         American Power Conversion Corp.*..........  20,000     252,600
         Credence Systems Corp.*(a)................  20,000     355,400
         Electro Scientific Industries, Inc.*......  20,000     486,000
         Makita Corp. (ADR)........................  40,800     269,280
                                                            -----------
                                                              1,363,280
                                                            -----------
         Electronics - 9.3%
         CyberOptics Corp..........................   4,900      46,991
         KEMET Corp.*(a)...........................  15,000     267,900
         TriQuint Semiconductor, Inc.*.............  76,600     491,006
                                                            -----------
                                                                805,897
                                                            -----------
         Financial Services - 6.0%
         Ichiyoshi Securities Co., Ltd.............   1,000       3,779
         Instinet Group, Inc.*.....................  37,500     244,500
         SWS Group, Inc............................  13,500     264,870
                                                            -----------
                                                                513,149
                                                            -----------
         Insurance - 2.9%
         E-L Financial Corp.*......................   1,400     253,507
                                                            -----------
         Real Estate - 18.2%
         Brookfield Properties Corp................  12,500     251,250
         Forest City Enterprises, Inc. - Class A...   9,000     312,750
         LNR Property Corp.........................  10,000     345,000
         St. Joe Co................................   5,600     168,112
         Trammell Crow Co.*........................  34,000     491,300
                                                            -----------
                                                              1,568,412
                                                            -----------
         Total Common Stocks (Cost $6,658,717)                6,084,445
                                                            -----------
         Short-Term Investments - 4.8%
         State Street Navigator Securities
           Lending Prime Portfolio(b)
           (Cost $410,837)......................... 410,837     410,837
                                                            -----------

         TOTAL INVESTMENTS - 75.3%
         (Cost $7,069,554)                                    6,495,282

         Other Assets and Liabilities (net) - 24.7%           2,134,680
                                                            -----------

         TOTAL NET ASSETS - 100.0%                          $ 8,629,962
                                                            ===========



Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2002 - (Unaudited)


                                                                                          J.P. Morgan    J.P. Morgan
                                                                                        Small Cap Stock  Quality Bond
                                                                                           Portfolio      Portfolio
                                                                                        ---------------  ------------
Assets
   Investments, at value (Note 2)*                                                          $84,709,847  $172,085,577
   Cash                                                                                           5,455           944
   Cash denominated in foreign currencies**                                                          --         3,716
   Receivable for investments sold                                                            2,225,832       694,052
   Receivable for Trust shares sold                                                               2,037        62,040
   Dividends receivable                                                                          62,921           327
   Interest receivable                                                                                6     1,292,216
   Net variation margin on financial futures contracts (Note 6)                                      --         3,156
   Unrealized appreciation on forward currency contracts (Note 7)                                    --            --

                                                                                        ---------------  ------------
      Total assets                                                                           87,006,098   174,142,028
                                                                                        ---------------  ------------
Liabilities
   Payables for:
      Investments purchased                                                                     609,190     9,867,261
      Trust shares redeemed                                                                      15,371        66,140
      Net variation margin on financial futures contracts (Note 6)                                   --            --
      Unrealized depreciation on forward currency contracts (Note 7)                                 --            --
      Distribution and service fees - Class B                                                       378         3,177
      Distribution and service fees - Class E                                                        --            --
      Securities on loan                                                                     19,132,062    21,902,899
      Investment advisory fee payable (Note 3)                                                   47,705        44,143
      Administration fee payable                                                                  6,727        11,623
      Custodian and accounting fees payable                                                      11,344         6,485
   Accrued expenses                                                                              16,803        14,164

                                                                                        ---------------  ------------
      Total liabilities                                                                      19,839,580    31,915,892
                                                                                        ---------------  ------------
Net Assets                                                                                  $67,166,518  $142,226,136
                                                                                        ===============  ============
Net Assets Represented by:
   Paid in surplus                                                                          $75,415,210  $131,873,376
   Accumulated net realized gain (loss)                                                      (5,591,562)   (2,430,829)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                               (2,687,566)    1,991,007
   Undistributed (distributions in excess of) net investment income                              30,436    10,792,582

                                                                                        ---------------  ------------
      Total                                                                                 $67,166,518  $142,226,136
                                                                                        ===============  ============
Net Assets
   Class A                                                                                  $65,182,454  $125,914,621
                                                                                        ===============  ============
   Class B                                                                                    1,984,064    16,311,515
                                                                                        ===============  ============
   Class E                                                                                           --            --
                                                                                        ===============  ============
Capital shares outstanding
   Class A                                                                                    5,980,699    10,709,205
                                                                                        ===============  ============
   Class B                                                                                      182,577     1,391,223
                                                                                        ===============  ============
   Class E                                                                                           --            --
                                                                                        ===============  ============
Net Asset Value and Offering Price Per Share
   Class A                                                                                  $     10.90  $      11.76
                                                                                        ===============  ============
   Class B                                                                                        10.87         11.72
                                                                                        ===============  ============
   Class E                                                                                           --            --
                                                                                        ===============  ============

-----------------------------------------------------------------------------------------------------------------------
*  Investments at cost                                                                      $87,397,413  $169,923,629
** Cost of cash denominated in foreign currencies                                           $        --  $      1,430

                                                                                         J.P. Morgan
                                                                                        Select Equity
                                                                                          Portfolio
                                                                                        -------------
Assets
   Investments, at value (Note 2)*                                                       $155,777,625
   Cash                                                                                           864
   Cash denominated in foreign currencies**                                                        --
   Receivable for investments sold                                                          2,105,645
   Receivable for Trust shares sold                                                             9,482
   Dividends receivable                                                                       146,166
   Interest receivable                                                                          1,601
   Net variation margin on financial futures contracts (Note 6)                                    --
   Unrealized appreciation on forward currency contracts (Note 7)                                  --

                                                                                        -------------
      Total assets                                                                        158,041,383
                                                                                        -------------
Liabilities
   Payables for:
      Investments purchased                                                                 1,448,334
      Trust shares redeemed                                                                   129,996
      Net variation margin on financial futures contracts (Note 6)                              4,750
      Unrealized depreciation on forward currency contracts (Note 7)                               --
      Distribution and service fees - Class B                                                   1,409
      Distribution and service fees - Class E                                                      --
      Securities on loan                                                                    6,405,435
      Investment advisory fee payable (Note 3)                                                 79,220
      Administration fee payable                                                               13,288
      Custodian and accounting fees payable                                                     5,369
   Accrued expenses                                                                            21,336

                                                                                        -------------
      Total liabilities                                                                     8,109,137
                                                                                        -------------
Net Assets                                                                               $149,932,246
                                                                                        =============
Net Assets Represented by:
   Paid in surplus                                                                       $196,800,531
   Accumulated net realized gain (loss)                                                   (21,016,867)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                            (27,089,689)
   Undistributed (distributions in excess of) net investment income                         1,238,271

                                                                                        -------------
      Total                                                                              $149,932,246
                                                                                        =============
Net Assets
   Class A                                                                               $143,134,491
                                                                                        =============
   Class B                                                                                  6,797,755
                                                                                        =============
   Class E                                                                                         --
                                                                                        =============
Capital shares outstanding
   Class A                                                                                 13,476,308
                                                                                        =============
   Class B                                                                                    642,242
                                                                                        =============
   Class E                                                                                         --
                                                                                        =============
Net Asset Value and Offering Price Per Share
   Class A                                                                               $      10.62
                                                                                        =============
   Class B                                                                                      10.58
                                                                                        =============
   Class E                                                                                         --
                                                                                        =============

------------------------------------------------------------------------------------------------------
*  Investments at cost                                                                   $182,851,597
** Cost of cash denominated in foreign currencies                                        $         --

                       See notes to financial statements

 J.P. Morgan        J.P. Morgan        Lord Abbett     Lord Abbett
Enhanced Index  International Equity  Bond Debenture  Mid-Cap Value
  Portfolio          Portfolio          Portfolio       Portfolio
--------------  --------------------  --------------  -------------
  $154,234,788          $ 88,197,826    $305,895,080   $121,541,613
           428                   355           2,538            481
            --               275,914              --             --
       306,753               250,486       2,639,276             --
         3,491                 1,553         550,075        113,632
       193,987               133,587          41,206        113,216
         4,956                     8       5,687,018            454
         1,395                    --              --             --
            --               269,614              --             --
--------------  --------------------  --------------  -------------
   154,745,798            89,129,343     314,815,193    121,769,396
--------------  --------------------  --------------  -------------
       305,069               460,583       1,344,271      1,505,329
        99,501                39,354         407,660            257
            --                    --              --             --
            --               300,527              --             --
           966                   307          15,057          7,321
            --                    --              86             --
     2,289,344            15,585,430      26,734,110      2,496,925
        60,264                33,535         136,248         66,758
        13,467                 6,984          23,245          9,912
         9,756                39,200          13,113          3,814
        20,637                21,662          22,111         11,141
--------------  --------------------  --------------  -------------
     2,799,004            16,487,582      28,695,901      4,101,457
--------------  --------------------  --------------  -------------
  $151,946,794          $ 72,641,761    $286,119,292   $117,667,939
==============  ====================  ==============  =============
  $215,047,765          $103,753,243    $328,368,928   $ 98,574,624
   (39,380,454)          (26,336,122)    (23,302,737)     6,745,995
   (25,722,366)           (4,681,093)    (22,032,143)    11,279,970
     2,001,849               (94,267)      3,085,244      1,067,350
--------------  --------------------  --------------  -------------
  $151,946,794          $ 72,641,761    $286,119,292   $117,667,939
==============  ====================  ==============  =============
  $147,343,232          $ 70,997,927    $212,518,688   $ 80,573,640
==============  ====================  ==============  =============
     4,603,562             1,643,834      72,786,402     37,094,299
==============  ====================  ==============  =============
            --                    --         814,202             --
==============  ====================  ==============  =============
    11,824,199             8,285,568      21,279,091      4,856,262
==============  ====================  ==============  =============
       370,587               192,424       7,305,406      2,242,068
==============  ====================  ==============  =============
            --                    --          81,649             --
==============  ====================  ==============  =============
  $      12.46          $       8.57    $       9.99   $      16.59
==============  ====================  ==============  =============
         12.42                  8.54            9.96          16.54
==============  ====================  ==============  =============
            --                    --            9.97             --
==============  ====================  ==============  =============

-------------------------------------------------------------------
  $179,958,675          $ 92,846,855    $328,361,275   $110,261,643
  $         --          $    275,537    $         --   $         --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2002 - (Unaudited)


                                                                                           Lord Abbett         Lord Abbett
                                                                                        Developing Growth  Growth Opportunities
                                                                                            Portfolio           Portfolio
                                                                                        -----------------  --------------------
Assets
   Investments, at value (Note 2)*                                                            $42,401,167           $19,896,434
   Cash                                                                                                91                   574
   Cash denominated in foreign currencies**                                                            --                    --
   Receivable for investments sold                                                                112,836               450,281
   Receivable for Trust shares sold                                                                 4,743                41,618
   Dividends receivable                                                                             4,029                 2,129
   Interest receivable                                                                                 17                    14
   Prepaid Insurance                                                                                   --                    --
   Receivable from investment adviser (Note 3)                                                         --                 2,170

                                                                                        -----------------  --------------------
      Total assets                                                                             42,522,883            20,393,220

                                                                                        -----------------  --------------------
Liabilities
   Payables for:
      Investments purchased                                                                        29,249               998,041
      Trust shares redeemed                                                                        46,828                34,978
      Distribution and service fees - Class B                                                         861                 2,343
      Distribution and service fees - Class E                                                          --                    --
      Securities on loan                                                                        9,359,624             3,932,402
      Investment advisory fee payable (Note 3)                                                      8,638                    --
      Administration fee payable                                                                    4,123                 2,694
      Custodian and accounting fees payable                                                         9,322                10,151
   Accrued expenses                                                                                15,931                11,696

                                                                                        -----------------  --------------------
      Total liabilities                                                                         9,474,576             4,992,305

                                                                                        -----------------  --------------------
Net Assets                                                                                    $33,048,307           $15,400,915
                                                                                        =================  ====================
Net Assets Represented by:
   Paid in surplus                                                                            $42,182,591           $17,307,237
   Accumulated net realized gain (loss)                                                        (4,152,111)           (1,738,439)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                                 (4,841,818)             (120,936)
   Undistributed (distributions in excess of) net investment income                              (140,355)              (46,947)

                                                                                        -----------------  --------------------
      Total                                                                                   $33,048,307           $15,400,915
                                                                                        =================  ====================
Net Assets
   Class A                                                                                    $28,679,160           $ 3,706,451
                                                                                        =================  ====================
   Class B                                                                                      4,369,147            11,694,464
                                                                                        =================  ====================
   Class E                                                                                             --                    --
                                                                                        =================  ====================
Capital shares outstanding
   Class A                                                                                      3,041,337               473,585
                                                                                        =================  ====================
   Class B                                                                                        464,462             1,500,122
                                                                                        =================  ====================
   Class E                                                                                             --                    --
                                                                                        =================  ====================
Net Asset Value and Offering Price Per Share
   Class A                                                                                    $      9.43           $      7.83
                                                                                        =================  ====================
   Class B                                                                                           9.41                  7.80
                                                                                        =================  ====================
   Class E                                                                                             --                    --
                                                                                        =================  ====================

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost                                                                          $47,242,986           $20,017,370
**Cost of cash denominated in foreign currencies                                              $        --           $        --

                                                                                          Lord Abbett
                                                                                        Growth & Income
                                                                                           Portfolio
                                                                                        ---------------
Assets
   Investments, at value (Note 2)*                                                       $1,354,703,823
   Cash                                                                                             165
   Cash denominated in foreign currencies**                                                          --
   Receivable for investments sold                                                            2,085,580
   Receivable for Trust shares sold                                                             571,619
   Dividends receivable                                                                       1,044,410
   Interest receivable                                                                            1,721
   Prepaid Insurance                                                                             44,214
   Receivable from investment adviser (Note 3)                                                       --

                                                                                        ---------------
      Total assets                                                                        1,358,451,532

                                                                                        ---------------
Liabilities
   Payables for:
      Investments purchased                                                                  19,727,268
      Trust shares redeemed                                                                     330,429
      Distribution and service fees - Class B                                                    43,348
      Distribution and service fees - Class E                                                        --
      Securities on loan                                                                     36,321,946
      Investment advisory fee payable (Note 3)                                                  621,763
      Administration fee payable                                                                 97,345
      Custodian and accounting fees payable                                                       3,954
   Accrued expenses                                                                               4,158

                                                                                        ---------------
      Total liabilities                                                                      57,150,211

                                                                                        ---------------
Net Assets                                                                               $1,301,301,321
                                                                                        ===============
Net Assets Represented by:
   Paid in surplus                                                                       $1,202,207,715
   Accumulated net realized gain (loss)                                                      90,998,409
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                               (9,451,200)
   Undistributed (distributions in excess of) net investment income                          17,546,397

                                                                                        ---------------
      Total                                                                              $1,301,301,321
                                                                                        ===============
Net Assets
   Class A                                                                               $1,082,640,937
                                                                                        ===============
   Class B                                                                                  218,660,384
                                                                                        ===============
   Class E                                                                                           --
                                                                                        ===============
Capital shares outstanding
   Class A                                                                                   46,606,705
                                                                                        ===============
   Class B                                                                                    9,439,390
                                                                                        ===============
   Class E                                                                                           --
                                                                                        ===============
Net Asset Value and Offering Price Per Share
   Class A                                                                               $        23.23
                                                                                        ===============
   Class B                                                                                        23.16
                                                                                        ===============
   Class E                                                                                           --
                                                                                        ===============

--------------------------------------------------------------------------------------------------------
*Investments at cost                                                                     $1,364,155,023
**Cost of cash denominated in foreign currencies                                         $           --

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $30,652,989    $ 65,220,519    $41,760,941           $64,601,402
           44,288             329            208                   894
            3,425              --        217,721                   470
          127,978       1,448,453        968,694                 2,262
          218,128       1,241,895        231,042               203,728
            5,210           9,232         37,959                23,157
           14,134             402            128                   625
               --              --             --                    --
               --              --          2,114                    --
-----------------  --------------  -------------  --------------------
       31,066,152      67,920,830     43,218,807            64,832,538
-----------------  --------------  -------------  --------------------
          312,052       5,829,036        446,647               150,186
               --              79        130,091                    --
            4,384           6,489          5,266                10,825
               --             114             56                    --
        6,007,948      12,984,966      5,597,045             9,698,104
            2,768          17,521             --                16,945
            3,367           5,980          4,837                 5,312
            7,892           9,808         57,110                 1,854
           19,023          25,507         23,512                16,450
-----------------  --------------  -------------  --------------------
        6,357,434      18,879,500      6,264,564             9,899,676
-----------------  --------------  -------------  --------------------
      $24,708,718    $ 49,041,330    $36,954,243           $54,932,862
=================  ==============  =============  ====================
      $29,815,464    $ 69,936,895    $38,118,782           $64,574,032
       (3,133,918)     (6,510,989)    (1,698,915)             (490,337)
       (1,936,622)    (14,243,582)       393,688            (9,151,594)
          (36,206)       (140,994)       140,688                   761
-----------------  --------------  -------------  --------------------
      $24,708,718    $ 49,041,330    $36,954,243           $54,932,862
=================  ==============  =============  ====================
      $ 3,129,415    $ 16,281,374    $ 8,562,539           $   738,238
=================  ==============  =============  ====================
       21,579,303      31,758,233     27,862,778            54,194,624
=================  ==============  =============  ====================
               --       1,001,723        528,926                    --
=================  ==============  =============  ====================
          497,952       3,037,288      1,021,697               105,047
=================  ==============  =============  ====================
        3,448,168       5,947,789      3,328,290             7,724,400
=================  ==============  =============  ====================
               --         187,310         63,140                    --
=================  ==============  =============  ====================
      $      6.28    $       5.36    $      8.38           $      7.03
=================  ==============  =============  ====================
             6.26            5.34           8.37                  7.02
=================  ==============  =============  ====================
               --            5.35           8.38                    --
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $32,589,643    $ 79,464,100    $41,371,328           $73,752,996
      $     3,394    $         --    $   214,558           $       470

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2002 - (Unaudited)


                                                                  PIMCO         PIMCO         PIMCO       Met/Putnam
                                                               Money Market  Total Return   Innovation     Research
                                                                Portfolio     Portfolio     Portfolio     Portfolio
                                                               ------------  ------------  ------------  -----------
Assets
   Investments, at value (Note 2)*                              $61,618,098  $334,200,504  $ 27,449,193  $52,507,226
   Cash                                                             219,516       470,971           108        6,029
   Cash denominated in foreign currencies**                              --       846,001            --           --
   Receivable for investments sold                                       --    54,991,859        25,807      609,385
   Receivable for Trust shares sold                               1,162,714     1,501,446       218,850       78,528
   Dividends receivable                                                  --            --         3,527       53,357
   Interest receivable                                              183,015     1,965,256            59          397
   Open swap contracts at fair value (Note 9)                            --       591,517            --           --
   Receivable from investment adviser (Note 3)                           --            --            --           --

                                                               ------------  ------------  ------------  -----------
      Total assets                                               63,183,343   394,567,554    27,697,544   53,254,922

                                                               ------------  ------------  ------------  -----------
Liabilities
   Due to bank                                                           --            --            --           --
   Payables for:
      Investments purchased                                              --   133,997,505       122,343      467,530
      Trust shares redeemed                                              --     1,355,261            --       26,335
      Net variation margin on financial futures contracts
         (Note 6)                                                        --        74,924            --           --
      Open swap contracts at fair value (Note 9)                         --        49,825            --           --
      Outstanding written options                                        --       885,803            --           --
      Distribution and service fees - Class B                        10,636        27,763         2,365        3,834
      Distribution and service fees - Class E                            --           651            47           --
      Securities on loan                                                 --    10,090,560       820,463    1,736,629
      Interest payable swap position                                     --        22,968            --           --
      Investment advisory fee payable (Note 3)                       10,144        95,169        12,220       22,263
      Administration fee payable                                      4,918        17,487         4,544        5,440
      Custodian and accounting fees payable                           3,329         5,147        30,950       13,390
   Accrued expenses                                                  11,465        22,521        21,108       23,175

                                                               ------------  ------------  ------------  -----------
      Total liabilities                                              40,492   146,645,584     1,014,040    2,298,596

                                                               ------------  ------------  ------------  -----------
Net Assets                                                      $63,142,851  $247,921,970  $ 26,683,504  $50,956,326
                                                               ============  ============  ============  ===========
Net Assets Represented by:
   Paid in surplus                                              $63,142,486  $241,834,955  $ 42,197,419  $65,305,738
   Accumulated net realized gain (loss)                                 534     4,460,450    (4,852,981)  (8,460,295)
   Unrealized appreciation (depreciation) on investments,
      futures contracts, swap contracts and foreign currency             --      (896,849)  (10,506,625)  (6,033,806)
   Undistributed (distributions in excess of) net
      investment income                                                (169)    2,523,414      (154,309)     144,689

                                                               ------------  ------------  ------------  -----------
      Total                                                     $63,142,851  $247,921,970  $ 26,683,504  $50,956,326
                                                               ============  ============  ============  ===========
Net Assets
   Class A                                                      $     4,794  $ 91,300,417  $ 14,928,787  $32,107,581
                                                               ============  ============  ============  ===========
   Class B                                                       63,138,057   150,237,489    11,368,861   18,848,745
                                                               ============  ============  ============  ===========
   Class E                                                               --     6,384,064       385,856           --
                                                               ============  ============  ============  ===========
Capital shares outstanding
   Class A                                                            4,794     8,520,969     3,861,929    4,600,613
                                                               ============  ============  ============  ===========
   Class B                                                       63,145,616    14,059,142     2,952,731    2,707,356
                                                               ============  ============  ============  ===========
   Class E                                                               --       597,165       100,143           --
                                                               ============  ============  ============  ===========
Net Asset Value and Offering Price Per Share
   Class A                                                      $      1.00  $      10.71  $       3.87  $      6.98
                                                               ============  ============  ============  ===========
   Class B                                                             1.00         10.69          3.85         6.96
                                                               ============  ============  ============  ===========
   Class E                                                               --         10.69          3.85           --
                                                               ============  ============  ============  ===========

---------------------------------------------------------------------------------------------------------------------
* Investments at cost                                           $61,618,098  $334,144,241  $ 37,955,818  $58,541,031
**Cost of cash denominated in foreign currencies                $        --  $    819,138  $         --  $        --

                       See notes to financial statements

                                            State Street
                                              Research
         Met/AIM             Met/AIM        Concentrated    Third Avenue
     Small Cap Growth  Mid Cap Core Equity  International  Small Cap Value
        Portfolio           Portfolio         Portfolio       Portfolio
     ----------------  -------------------  -------------  ---------------
          $27,895,452          $27,729,842    $12,747,140       $6,495,282
                  666                1,382         52,139        1,647,068
                   --                   --             --               --
               20,315              188,159        201,296               --
              221,550               50,427        155,292          914,502
                1,460                3,456          9,026            3,148
                   --                   --             --               --
                   --                   --             --               --
                3,190                  923          7,911           23,193
     ----------------  -------------------  -------------  ---------------
           28,142,633           27,974,189     13,172,804        9,083,193
     ----------------  -------------------  -------------  ---------------
                   --                   --        201,200               --
              886,413              716,880        709,367           18,770
               70,001              124,222          1,645               --
                   --                   --             --               --
                   --                   --             --               --
                2,090                   --             --               --
                3,312                2,956            885              399
                   82                  181             20               --
            3,286,490            6,026,613      1,470,050          410,837
                   --                   --             --               --
                   --                   --             --               --
                3,891                1,191          3,106            1,567
                  643                1,018          6,480            7,370
               17,837               20,568         23,346           10,184
     ----------------  -------------------  -------------  ---------------
            4,270,759            6,893,629      2,416,099          453,231
     ----------------  -------------------  -------------  ---------------
          $23,871,874          $21,080,560    $10,756,705       $8,629,962
     ================  ===================  =============  ===============
          $25,751,206          $21,591,488    $10,574,634       $9,157,731
             (495,760)              93,805       (298,702)          51,703
           (1,325,224)            (602,805)       438,180         (574,272)
              (58,348)              (1,928)        42,593           (5,200)
     ----------------  -------------------  -------------  ---------------
          $23,871,874          $21,080,560    $10,756,705       $8,629,962
     ================  ===================  =============  ===============
          $ 5,613,394          $ 3,636,655    $ 5,253,565       $4,609,870
     ================  ===================  =============  ===============
           17,827,124           15,756,768      5,250,815        4,020,092
     ================  ===================  =============  ===============
              431,356            1,687,137        252,325               --
     ================  ===================  =============  ===============
              558,111              335,568        506,408          499,000
     ================  ===================  =============  ===============
            1,776,319            1,455,580        507,015          435,237
     ================  ===================  =============  ===============
               42,921              155,746         24,353               --
     ================  ===================  =============  ===============
          $     10.06          $     10.84    $     10.37       $     9.24
     ================  ===================  =============  ===============
                10.04                10.82          10.36             9.24
     ================  ===================  =============  ===============
                10.05                10.83          10.36               --
     ================  ===================  =============  ===============

     ----------------------------------------------------------------------
          $29,220,273          $28,332,692    $12,308,088       $7,069,554
          $        --          $        --    $        --       $       --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Period Ended June 30, 2002 - (Unaudited)


                                                  J.P. Morgan    J.P. Morgan    J.P. Morgan
                                                Small Cap Stock  Quality Bond  Select Equity
                                                   Portfolio      Portfolio      Portfolio
                                                ---------------  ------------  -------------
Investment Income
   Dividends (1)                                    $   416,913    $       --   $    979,059
   Interest (2)                                          31,723     4,199,795         47,425

                                                ---------------  ------------  -------------
       Total investment income                          448,636     4,199,795      1,026,484

                                                ---------------  ------------  -------------
Expenses
   Investment advisory fee (Note 3)                     313,995       359,767        541,637
   Administration fee                                    19,682        32,876         41,256
   Distribution fee - Class B                             1,748        14,324          8,028
   Distribution fee - Class E                                --            --             --
   Custody and accounting fees                           52,424        50,740         36,572
   Audit                                                  9,361         9,650          9,360
   Transfer agent fees                                    8,335         9,017          8,839
   Trustee fees and expenses                              4,883         4,883          4,883
   Legal                                                  9,301         9,337          9,301
   Insurance                                              1,674         2,397          3,846
   Shareholder reporting                                  6,518         6,753         11,072
   Other                                                     --            --            521

                                                ---------------  ------------  -------------
       Total expenses                                   427,921       499,744        675,315
       Less fees waived and expenses
          reimbursed by the advisor                          --       (76,014)            --
       Less fees paid indirectly from
          directed brokerage
          arrangements                                       --            --             --

                                                ---------------  ------------  -------------
   Net expenses                                         427,921       423,730        675,315

                                                ---------------  ------------  -------------
   Net investment income                                 20,715     3,776,065        351,169

                                                ---------------  ------------  -------------
Net Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts and
Foreign Currency Related Transactions
   Net realized gain (loss) on
       investments                                   (3,432,921)     (690,120)    (2,563,264)
   Net realized gain (loss) on futures
       contracts                                             --        34,022       (449,376)
   Net realized gain on foreign
       currency related transactions                         --            --             --

                                                ---------------  ------------  -------------
       Net realized gain (loss) on
          investments, futures
          contracts and foreign
          currency related transactions              (3,432,921)     (656,098)    (3,012,640)

                                                ---------------  ------------  -------------
   Unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency
          Beginning of period                          (830,015)    1,043,751      2,982,792
          End of period                              (2,687,566)    1,991,007    (27,089,689)

                                                ---------------  ------------  -------------
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency                          (1,857,551)      947,256    (30,072,481)

                                                ---------------  ------------  -------------
   Net realized and unrealized gain
       (loss) on investments, futures
       contracts, and foreign currency
       related transactions                          (5,290,472)      291,158    (33,085,121)

                                                ---------------  ------------  -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           $(5,269,757)   $4,067,223   $(32,733,952)
                                                ===============  ============  =============

---------------------------------------------------------------------------------------------
(1)Dividend income is net of
   withholding taxes of:                            $     1,066    $       --   $      3,364
(2)Interest income includes security
   lending income of:                               $    27,465    $   10,136   $     20,901

                       See notes to financial statements

       J.P. Morgan        J.P. Morgan        Lord Abbett     Lord Abbett
      Enhanced Index  International Equity  Bond Debenture  Mid-Cap Value
        Portfolio          Portfolio          Portfolio       Portfolio
      --------------  --------------------  --------------  -------------
        $  1,208,816           $   889,427    $    343,816    $   927,210
              19,637                19,524       9,135,110         37,016
      --------------  --------------------  --------------  -------------
           1,228,453               908,951       9,478,926        964,226
      --------------  --------------------  --------------  -------------
             506,526               299,272         689,534        367,141
              41,948                20,853          53,818         26,231
               5,509                 1,637          66,637         33,261
                  --                    --             146             --
              51,758               113,918          43,656         29,581
               9,361                10,517           9,650          9,361
               8,864                 8,314          11,320          8,874
               4,883                 4,883           4,883          4,883
               9,301                 9,337           9,301          9,335
               4,056                 1,897           4,033          1,565
              10,995                 8,342          13,218          6,405
               1,106                   890           1,408          1,112
      --------------  --------------------  --------------  -------------
             654,307               479,860         907,604        497,750
             (64,828)              (75,853)        (36,420)        (1,562)
                  --                    --              --         (4,435)
      --------------  --------------------  --------------  -------------
             589,479               404,007         871,184        491,753
      --------------  --------------------  --------------  -------------
             638,974               504,944       8,607,742        472,473
      --------------  --------------------  --------------  -------------
         (11,143,213)           (3,937,584)     (8,307,630)     1,804,708
            (239,227)                   --              --             --
                  --               132,068          58,321             --
      --------------  --------------------  --------------  -------------
         (11,382,440)           (3,805,516)     (8,249,309)     1,804,708
      --------------  --------------------  --------------  -------------
          (7,656,683)           (7,004,909)     (8,509,833)    14,540,802
         (25,722,366)           (4,681,093)    (22,032,143)    11,279,970
      --------------  --------------------  --------------  -------------
         (18,065,683)            2,323,816     (13,522,310)    (3,260,832)
      --------------  --------------------  --------------  -------------
         (29,448,123)           (1,481,700)    (21,769,619)    (1,456,124)
      --------------  --------------------  --------------  -------------
        $(28,809,149)          $  (976,756)   $(13,163,877)   $  (983,651)
      ==============  ====================  ==============  =============

      --------------------------------------------------------------------
        $      3,373           $   114,045    $         --    $     2,366
        $     16,434           $    22,359    $     24,982    $    17,570

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Period Ended June 30, 2002 - (Unaudited)


                                                                             Lord Abbett         Lord Abbett
                                                                          Developing Growth  Growth Opportunities
                                                                              Portfolio           Portfolio
                                                                          -----------------  --------------------
Investment Income
    Dividends (1)                                                               $    17,900           $    14,954
    Interest (2)                                                                     18,055                 4,674

                                                                          -----------------  --------------------
       Total investment income                                                       35,955                19,628

                                                                          -----------------  --------------------
Expenses
    Investment advisory fee (Note 3)                                                135,699                44,170
    Administration fees                                                              11,741                 6,783
    Distribution fee - Class B                                                        4,424                12,940
    Distribution fee - Class E                                                           --                    --
    Custody and accounting fees                                                      42,995                33,733
    Audit                                                                             9,361                 9,118
    Transfer agent fees                                                               8,481                 7,304
    Trustee fees and expenses                                                         4,883                 4,883
    Legal                                                                             9,301                 9,876
    Insurance                                                                           759                   167
    Shareholder reporting                                                             4,517                   714
    Other                                                                               365                    --

                                                                          -----------------  --------------------
       Total expenses                                                               232,526               129,688
       Less fees waived and expenses reimbursed by the advisor                      (56,217)              (63,113)
       Less fees paid indirectly from directed brokerage arrangements                    --                    --

                                                                          -----------------  --------------------
    Net expenses                                                                    176,309                66,575

                                                                          -----------------  --------------------
    Net investment income (loss)                                                   (140,354)              (46,947)

                                                                          -----------------  --------------------
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
    Net realized gain (loss) on investments                                        (829,874)           (1,193,999)
    Net realized gain on foreign currency related transactions                           --                    --

                                                                          -----------------  --------------------
       Net realized gain (loss) on investments and foreign currency
          related transactions                                                     (829,874)           (1,193,999)

                                                                          -----------------  --------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                    (1,474,859)              438,224
          End of period                                                          (4,841,818)             (120,936)

                                                                          -----------------  --------------------
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currency                                                      (3,366,959)             (559,160)

                                                                          -----------------  --------------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                             (4,196,833)           (1,753,159)

                                                                          -----------------  --------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                 $(4,337,187)          $(1,800,106)
                                                                          =================  ====================

-------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $        21           $        --
(2)Interest income includes security lending income of:                         $    14,914           $     3,883

                                                                            Lord Abbett
                                                                          Growth & Income
                                                                             Portfolio
                                                                          ---------------
Investment Income
    Dividends (1)                                                           $   9,140,044
    Interest (2)                                                                  237,597

                                                                          ---------------
       Total investment income                                                  9,377,641

                                                                          ---------------
Expenses
    Investment advisory fee (Note 3)                                            3,866,758
    Administration fees                                                           285,207
    Distribution fee - Class B                                                    201,068
    Distribution fee - Class E                                                         --
    Custody and accounting fees                                                    67,509
    Audit                                                                           9,361
    Transfer agent fees                                                            12,567
    Trustee fees and expenses                                                       4,883
    Legal                                                                          11,801
    Insurance                                                                      25,692
    Shareholder reporting                                                          59,912
    Other                                                                              --

                                                                          ---------------
       Total expenses                                                           4,544,758
       Less fees waived and expenses reimbursed by the advisor                     (8,306)
       Less fees paid indirectly from directed brokerage arrangements            (144,975)

                                                                          ---------------
    Net expenses                                                                4,391,477

                                                                          ---------------
    Net investment income (loss)                                                4,986,164

                                                                          ---------------
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
    Net realized gain (loss) on investments                                     3,712,071
    Net realized gain on foreign currency related transactions                         --

                                                                          ---------------
       Net realized gain (loss) on investments and foreign currency
          related transactions                                                  3,712,071

                                                                          ---------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                 101,506,320
          End of period                                                        (9,451,200)

                                                                          ---------------
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currency                                                  (110,957,520)

                                                                          ---------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                         (107,245,449)

                                                                          ---------------
Net Increase (Decrease) in Net Assets Resulting from Operations             $(102,259,285)
                                                                          ===============

------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                          $      95,961
(2)Interest income includes security lending income of:                     $      53,412

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $    49,483    $     41,834      $ 267,917           $   172,267
           28,275          24,824         14,941                34,559
-----------------  --------------  -------------  --------------------
           77,758          66,658        282,858               206,826
-----------------  --------------  -------------  --------------------
           83,598         146,661        107,606               135,558
            9,369          16,149         12,307                13,767
           24,346          35,830         25,662                51,549
               --             321            130                    --
           38,260          36,543        140,407                30,743
            9,118           9,118          9,892                 9,118
            6,353          13,420         12,895                 6,577
            4,883           4,883          4,883                 4,883
            9,913           9,876          9,913                 9,913
              882           1,290            914                   844
              979           1,351            943                 1,370
               --              --             --                    --
-----------------  --------------  -------------  --------------------
          187,701         275,442        325,552               264,322
          (74,532)        (58,782)      (165,252)              (56,381)
             (452)         (7,456)          (223)                   --
-----------------  --------------  -------------  --------------------
          112,717         209,204        160,077               207,941
-----------------  --------------  -------------  --------------------
          (34,959)       (142,546)       122,781                (1,115)
-----------------  --------------  -------------  --------------------
       (1,260,176)     (6,550,321)      (349,867)             (214,572)
               54              --            769                     9
-----------------  --------------  -------------  --------------------

       (1,260,122)     (6,550,321)      (349,098)             (214,563)
-----------------  --------------  -------------  --------------------
          721,113         106,436        378,648              (112,622)
       (1,936,622)    (14,243,582)       393,688            (9,151,594)
-----------------  --------------  -------------  --------------------
       (2,657,735)    (14,350,018)        15,040            (9,038,972)
-----------------  --------------  -------------  --------------------
       (3,917,857)    (20,900,339)      (334,058)           (9,253,535)
-----------------  --------------  -------------  --------------------
      $(3,952,816)   $(21,042,885)     $(211,277)          $(9,254,650)
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $       621    $         --      $  29,471           $     2,513
      $     2,023    $      5,916      $   9,313           $    11,297

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Period Ended June 30, 2002 - (Unaudited)




                                                                  PIMCO         PIMCO         PIMCO       Met/Putnam
                                                               Money Market  Total Return   Innovation     Research
                                                                Portfolio     Portfolio     Portfolio     Portfolio
                                                               ------------  ------------  ------------  -----------
Investment Income
   Dividends (1)                                                   $     --   $        --  $     15,540  $   358,194
   Interest (2)                                                     367,368     3,176,681         8,547       20,985

                                                               ------------  ------------  ------------  -----------
      Total investment income                                       367,368     3,176,681        24,087      379,179

                                                               ------------  ------------  ------------  -----------
Expenses
   Investment advisory fee (Note 3)                                  76,023       404,738       156,226      226,520
   Administration fees                                               12,986        41,479        12,907       17,384
   Distribution fee - Class B                                        46,563       109,396        14,595       27,289
   Distribution fee - Class E                                            --         1,441           137           --
   Custodian and accounting fees                                     16,179        39,737        59,608       36,402
   Organizational expense                                                --            --            --           --
   Audit                                                              9,118        14,791         9,118       14,595
   Transfer agent fees                                                6,761        14,673        13,443        7,557
   Trustee fees and expenses                                          4,883         4,883         4,883        4,883
   Legal                                                              9,876        10,128         9,876       10,092
   Insurance                                                            552         2,175           644        1,148
   Shareholder reporting                                                441         3,935           647        2,674
   Other                                                                 --            --            --           --

                                                               ------------  ------------  ------------  -----------
      Total expenses                                                183,382       647,376       282,084      348,544
      Less fees waived and expenses reimbursed by the
         advisor                                                    (41,790)      (14,538)     (103,688)     (80,662)
      Less fees paid indirectly from directed brokerage
         arrangements                                                    --            --            --      (24,033)

                                                               ------------  ------------  ------------  -----------
   Net expenses                                                     141,592       632,838       178,396      243,849

                                                               ------------  ------------  ------------  -----------
   Net investment income (loss)                                     225,776     2,543,843      (154,309)     135,330

                                                               ------------  ------------  ------------  -----------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Swap Contracts, Options Contracts and
Foreign Currency Related Transactions
   Net realized gain (loss) on investments                             (396)    2,532,419    (4,175,324)    (581,899)
   Net realized gain on futures contracts                                --     1,099,750            --           --
   Net realized gain (loss) on options contracts                         --        81,054            --         (693)
   Net realized gain (loss) on foreign currency related
      transactions                                                       --       957,882            --           --

                                                               ------------  ------------  ------------  -----------
      Net realized gain (loss) on investments, futures
         contracts, options contracts and foreign currency
         related transactions                                          (396)    4,671,105    (4,175,324)    (582,592)

                                                               ------------  ------------  ------------  -----------
   Unrealized appreciation (depreciation) on investments,
      futures contracts, swap contracts, options contracts and
      foreign currency
          Beginning of period                                            --       504,907      (337,626)   1,965,142
          End of period                                                  --      (896,849)  (10,506,625)  (6,033,806)

                                                               ------------  ------------  ------------  -----------
   Net change in unrealized appreciation (depreciation) on
      investments, futures contracts, swap contracts, options
      contracts and foreign currency                                     --    (1,401,756)  (10,168,999)  (7,998,948)

                                                               ------------  ------------  ------------  -----------
   Net realized and unrealized gain (loss) on investments,
      futures contracts, swap contracts, options contracts and
      foreign currency related transactions                            (396)    3,139,003   (14,344,323)  (8,581,540)

                                                               ------------  ------------  ------------  -----------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                         $225,380   $ 5,813,192  $(14,498,632) $(8,446,210)
                                                               ============  ============  ============  ===========

---------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net withholding taxes of:                   $     --   $         5  $      1,471  $     1,747
(2) Interest income includes security lending income of:           $     --   $    10,206  $         --  $    14,111

                       See notes to financial statements

                                       State Street
                                         Research
    Met/AIM             Met/AIM        Concentrated    Third Avenue
Small Cap Growth  Mid Cap Core Equity  International  Small Cap Value
   Portfolio           Portfolio         Portfolio       Portfolio
----------------  -------------------  -------------  ---------------
     $     4,251            $  30,229      $  77,076        $   3,598
          25,289               24,625         13,015            1,449
----------------  -------------------  -------------  ---------------
          29,540               54,854         90,091            5,047
----------------  -------------------  -------------  ---------------
          64,301               41,434         31,796            7,684
           9,227                8,607          7,998            1,567
          14,825               11,553          6,548              513
              95                  231             26               --
          46,050               24,528         34,100            7,370
              --                   --             --           16,671
           8,546                8,546          9,673            3,312
           6,357                6,229          6,055            1,759
           4,883                4,883          4,883            1,626
           8,562                8,562          8,598            3,984
             220                  190            294               41
             291                  235            580              498
              --                   --             --              299
----------------  -------------------  -------------  ---------------
         163,357              114,998        110,551           45,324
         (73,426)             (53,493)       (62,829)         (35,077)
          (1,779)              (3,151)        (1,112)              --
----------------  -------------------  -------------  ---------------
          88,152               58,354         46,610           10,247
----------------  -------------------  -------------  ---------------
         (58,612)              (3,500)        43,481           (5,200)
----------------  -------------------  -------------  ---------------
        (470,722)              73,625       (220,534)          51,703
              --                   --             --               --
          (1,560)                  --             --               --
              --                   --         (5,403)              --
----------------  -------------------  -------------  ---------------

        (472,282)              73,625       (225,937)          51,703
----------------  -------------------  -------------  ---------------

       1,041,901              314,464        509,481               --
      (1,325,224)            (602,850)       438,180         (574,272)
----------------  -------------------  -------------  ---------------
      (2,367,125)            (917,314)       (71,301)        (574,272)
----------------  -------------------  -------------  ---------------
      (2,839,407)            (843,689)      (297,238)        (522,569)
----------------  -------------------  -------------  ---------------
     $(2,898,019)           $(847,189)     $(253,757)       $(527,769)
================  ===================  =============  ===============

----------------------------------------------------------------------
     $        32            $      76      $  10,235        $     317
     $     4,319            $   2,270      $   4,259        $     260

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2002


                                                          J.P. Morgan                       J.P. Morgan
                                                   Small Cap Stock Portfolio          Quality Bond Portfolio
                                                ------------------------------    ------------------------------
                                                Period ended                      Period ended
                                                June 30, 2002    Year ended       June 30, 2002    Year ended
                                                 (Unaudited)  December 31, 2001    (Unaudited)  December 31, 2001
                                                --------------------------------  -------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $     20,715    $    112,985      $  3,776,065    $  6,826,963
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions              (3,432,921)     (2,109,019)         (656,098)      3,984,586
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              (1,857,551)     (6,818,311)          947,256      (2,339,523)
                                                ------------    ------------      ------------    ------------
   Net increase (decrease) in net assets
       resulting from operations                  (5,269,757)     (8,814,345)        4,067,223       8,472,026
                                                ------------    ------------      ------------    ------------
Distributions to Shareholders from:
   Net investment income
     Class A                                              --        (143,647)               --      (5,864,067)
     Class B                                              --            (102)               --         (38,790)
     Class E                                              --              --                --              --
   Net realized gains
     Class A                                              --     (11,524,560)               --              --
     Class B                                              --          (8,171)               --              --
     Class E                                              --              --                --              --
                                                ------------    ------------      ------------    ------------
   Total distributions                                    --     (11,676,480)               --      (5,902,857)
                                                ------------    ------------      ------------    ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                       1,240,585         803,015         5,081,559      13,778,037
     Class B                                       1,255,882       1,033,668         9,298,704       7,572,750
     Class E                                              --              --                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                              --              --                --      24,199,997
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --      11,668,206                --       5,864,067
     Class B                                              --           8,273                --          38,790
     Class E                                              --              --                --              --
   Cost of shares repurchased
     Class A                                      (7,676,436)    (13,127,536)       (8,935,835)    (13,567,597)
     Class B                                         (74,152)       (147,678)         (576,670)       (368,078)
     Class E                                              --              --                --              --
                                                ------------    ------------      ------------    ------------
   Net increase (decrease) in net assets
       from capital share transactions            (5,254,121)        237,948         4,867,758      37,517,966
                                                ------------    ------------      ------------    ------------
Total increase (decrease) in net assets          (10,523,878)    (20,252,877)        8,934,981      40,087,135
Net Assets:
   Beginning period                               77,690,396      97,943,273       133,291,155      93,204,020
                                                ------------    ------------      ------------    ------------
   End of period                                $ 67,166,518    $ 77,690,396      $142,226,136    $133,291,155
                                                ============    ============      ============    ============
   Net Assets at end of period includes
       undistributed  net investment income     $     30,436    $      9,720      $ 10,965,478    $  7,118,660
                                                ============    ============      ============    ============

                       See notes to financial statements

          J.P. Morgan                       J.P. Morgan
    Select Equity Portfolio          Enhanced Index Portfolio
------------------------------    ------------------------------
Period ended                      Period ended
June 30, 2002    Year ended       June 30, 2002    Year ended
 (Unaudited)  December 31, 2001    (Unaudited)  December 31, 2001
--------------------------------  -------------------------------
$    351,169    $    887,928      $    638,974    $  1,362,402
  (3,012,640)    (15,658,764)      (11,382,440)    (22,792,369)
 (30,072,481)        649,785       (18,065,683)     (6,235,304)
------------    ------------      ------------    ------------
 (32,733,952)    (14,121,051)      (28,809,149)    (27,665,271)
------------    ------------      ------------    ------------
          --        (955,461)               --      (1,722,833)
          --          (4,460)               --          (4,350)
          --              --                --              --
          --      (4,330,596)               --              --
          --         (20,213)               --              --
          --              --                --              --
------------    ------------      ------------    ------------
          --      (5,310,730)               --      (1,727,183)
------------    ------------      ------------    ------------
     131,848       1,035,709           141,078       1,721,648
   2,833,721       5,159,427         2,095,090       3,498,965
          --              --                --              --
          --              --                --              --
          --       5,286,057                --       1,722,833
          --          24,673                --           4,350
          --              --                --              --
 (15,165,038)    (24,571,624)      (18,180,316)    (25,423,122)
     (51,132)        (25,820)         (211,593)        (31,895)
          --              --                --              --
------------    ------------      ------------    ------------
 (12,250,601)    (13,055,578)      (16,155,741)    (18,507,221)
------------    ------------      ------------    ------------
 (44,984,553)    (32,487,359)      (44,964,890)    (47,899,675)
 194,916,799     227,404,158       196,911,684     244,811,359
------------    ------------      ------------    ------------
$149,932,246    $194,916,799      $151,946,794    $196,911,684
============    ============      ============    ============
$  1,238,271    $    887,140      $  2,004,580    $  1,361,593
============    ============      ============    ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      J.P. Morgan
                                                                              International Equity Portfolio
                                                                              -----------------------------
                                                                              Period ended     Year ended
                                                                              June 30, 2002   December 31,
                                                                               (Unaudited)        2001
                                                                              ------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income                                                      $    504,944    $    583,490
   Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                            (3,805,516)    (22,325,893)
   Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions               2,323,816      (1,635,196)
                                                                              ------------    ------------
   Net increase (decrease) in net assets resulting from operations                (976,756)    (23,377,599)
                                                                              ------------    ------------
Distributions to Shareholders from:
   Net investment income
     Class A                                                                            --      (1,224,410)
     Class B                                                                            --          (2,709)
     Class E                                                                            --              --
   Net realized gains
     Class A                                                                            --     (11,619,058)
     Class B                                                                            --         (25,706)
     Class E                                                                            --              --
                                                                              ------------    ------------
   Total distributions                                                                  --     (12,871,883)
                                                                              ------------    ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                                     3,804,447       7,459,578
     Class B                                                                     1,588,363       1,312,789
     Class E                                                                            --              --
   Net asset value of shares issued through acquisition
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                            --      12,843,469
     Class B                                                                            --          28,413
     Class E                                                                            --              --
   Cost of shares repurchased
     Class A                                                                   (12,315,477)    (20,891,835)
     Class B                                                                      (954,029)       (282,491)
     Class E                                                                            --              --
                                                                              ------------    ------------
   Net increase (decrease) in net assets from capital share transactions        (7,876,696)        469,923
                                                                              ------------    ------------
Total increase (decrease) in net assets                                         (8,853,452)    (35,779,559)
Net Assets:
   Beginning period                                                             81,495,213     117,274,772
                                                                              ------------    ------------
   End of period                                                              $ 72,641,761    $ 81,495,213
                                                                              ============    ============
   Net Assets at end of period includes undistributed (distributions in
       excess of) net investment income                                       $    (94,267)   $   (511,759)
                                                                              ============    ============

                       See notes to financial statements

                    Lord Abbett                  Lord Abbett
             Bond Debenture Portfolio      Mid-Cap Value Portfolio
            --------------------------    -------------------------
            Period ended   Year ended     Period ended   Year ended
            June 30, 2002 December 31,    June 30, 2002 December 31,
             (Unaudited)      2001         (Unaudited)      2001
            ----------------------------  --------------------------
            $  8,607,742  $ 12,772,190    $    472,473  $   595,272
              (8,249,309)  (11,885,449)      1,804,708    5,059,863

             (13,522,310)    5,301,060      (3,260,832)     781,329
            ------------  ------------    ------------  -----------
             (13,163,877)    6,217,801        (983,651)   6,436,464
            ------------  ------------    ------------  -----------
             (12,896,402)  (12,506,102)             --     (311,212)
              (5,165,839)     (256,120)             --       (9,609)
                    (848)           --              --           --
                      --            --              --   (5,756,445)
                      --            --              --     (177,733)
                      --            --              --           --
            ------------  ------------    ------------  -----------
             (18,063,089)  (12,762,222)             --   (6,254,999)
            ------------  ------------    ------------  -----------
               9,459,828     6,208,746       8,230,105   14,801,939
              58,464,339    31,934,579      20,741,960   16,179,348
                 521,165            --              --           --
              70,161,352            --              --           --
                      --            --              --           --
                 344,984            --              --           --
              12,896,402    12,506,102              --    6,067,658
               5,165,839       256,120              --      187,342
                     848            --              --           --
             (10,657,734)  (12,965,715)     (2,267,100)  (5,203,427)
             (14,992,711)     (581,913)        (41,599)    (209,138)
                 (21,697)           --              --           --

            ------------  ------------    ------------  -----------
             131,342,615    37,357,919      26,663,366   31,823,722
            ------------  ------------    ------------  -----------
             100,115,649    30,813,498      25,679,715   32,005,187
             186,003,643   155,190,145      91,988,224   59,980,037
            ------------  ------------    ------------  -----------
            $286,119,292  $186,003,643    $117,667,939  $91,988,224
            ============  ============    ============  ===========
            $  3,857,600  $ 12,540,590    $  1,067,350  $   594,876
            ============  ============    ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   Lord Abbett Developing
                                                                                      Growth Portfolio
                                                                                  ------------------------
                                                                                  Period ended
                                                                                    June 30,    Year ended
                                                                                      2002     December 31,
                                                                                  (Unaudited)      2001
                                                                                  --------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                                  $  (140,354) $  (261,422)
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                 (829,874)  (1,283,353)
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency related transactions                         (3,366,959)  (1,607,168)
                                                                                  -----------  -----------  -
    Net increase (decrease) in net assets resulting from operations                (4,337,187)  (3,151,943)

                                                                                  -----------  -----------  -
Distributions to Shareholders from:
    Net investment income
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
                                                                                  -----------  -----------  -
    Total distributions                                                                    --           --
                                                                                  -----------  -----------  -
Capital Share Transactions (Note 4):
    Proceeds from shares sold
     Class A                                                                          163,347    1,757,062
     Class B                                                                        2,371,049    2,434,281
     Class E                                                                               --           --
    Net asset value of shares issued through acquisitions
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Cost of shares repurchased
     Class A                                                                       (3,144,978)  (5,260,907)
     Class B                                                                          (73,795)    (104,208)
     Class E                                                                               --           --
                                                                                  -----------  -----------  -
    Net increase (decrease) in net assets from capital share transactions            (684,377)  (1,173,772)
                                                                                  -----------  -----------  -
Total increase (decrease) in net assets                                            (5,021,564)  (4,325,715)
Net Assets:
    Beginning period                                                               38,069,871   42,395,586
                                                                                  -----------  -----------  -
    End of period                                                                 $33,048,307  $38,069,871
                                                                                  ===========  ===========  =
    Net Assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                  $  (140,335) $        --
                                                                                  ===========  ===========  =

                                                                                     Lord Abbett Growth
                                                                                   Opportunities Portfolio
                                                                                  -------------------------
                                                                                  Period ended
                                                                                    June 30,   Period ended
                                                                                      2002     December 31,
                                                                                  (Unaudited)     2001*
                                                                                  -------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                                  $   (46,947)  $  (31,030)
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               (1,193,999)    (544,440)
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency related transactions                           (559,160)     438,224
                                                                                  -----------   ----------
    Net increase (decrease) in net assets resulting from operations
                                                                                   (1,800,106)    (137,246)
                                                                                  -----------   ----------
Distributions to Shareholders from:
    Net investment income
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
                                                                                  -----------   ----------
    Total distributions                                                                    --           --
                                                                                  -----------   ----------
Capital Share Transactions (Note 4):
    Proceeds from shares sold
     Class A                                                                        3,451,649      921,657
     Class B                                                                        7,244,090    8,624,420
     Class E                                                                               --           --
    Net asset value of shares issued through acquisitions
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Cost of shares repurchased
     Class A                                                                         (193,853)     (58,618)
     Class B                                                                       (2,597,014)     (54,064)
     Class E                                                                               --           --
                                                                                  -----------   ----------
    Net increase (decrease) in net assets from capital share transactions           7,904,872    9,433,395
                                                                                  -----------   ----------
Total increase (decrease) in net assets                                             6,104,766    9,296,149
Net Assets:
    Beginning period                                                                9,296,149           --
                                                                                  -----------   ----------
    End of period                                                                 $15,400,915   $9,296,149
                                                                                  ===========   ==========
    Net Assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                  $   (46,947)  $       --
                                                                                  ===========   ==========

* For the period from 2/12/01 (commencement of operations) through 12/31/01

                       See notes to financial statements

          Lord Abbett                   Janus Aggressive
   Growth & Income Portfolio            Growth Portfolio
-------------------------------     -------------------------
 Period ended                       Period ended
   June 30,       Year ended          June 30,   Period ended
     2002        December 31,           2001     December 31,
 (Unaudited)         2001           (Unaudited)     2001*
--------------------------------    -------------------------
$    4,986,164  $   12,562,598      $   (34,959) $    (7,316)
     3,712,071      93,123,272       (1,260,122)  (1,875,453)
  (110,957,520)    (81,722,501)      (2,657,735)     721,113
--------------  --------------  -   -----------  -----------
  (102,259,285)     23,963,969       (3,952,816)  (1,161,656)
--------------  --------------  -   -----------  -----------
            --     (11,375,027)              --           --
            --         (94,323)              --           --
            --              --               --           --
--------------  --------------  -   -----------  -----------
            --     (11,469,350)              --           --
--------------  --------------  -   -----------  -----------
     8,780,704      25,105,875        3,595,510           --
   136,858,976      95,188,310       13,809,733   16,411,942
            --              --               --           --
            --     338,019,377               --           --
            --              --               --           --
            --              --               --           --
            --      11,375,027               --           --
            --          94,323               --           --
            --              --               --           --
   (46,113,407)   (122,589,606)              --           --
      (168,258)        (65,161)      (3,958,897)     (35,098)
            --              --               --           --
--------------  --------------  -   -----------  -----------
    99,358,015     347,128,145       13,446,346   16,376,844
--------------  --------------  -   -----------  -----------
    (2,901,270)    359,622,164        9,493,530   15,215,188
 1,304,202,591     944,580,427       15,215,188           --
--------------  --------------  -   -----------  -----------
$1,301,301,321  $1,304,202,591      $24,708,718  $15,215,188
==============  ==============  =   ===========  ===========
$   17,546,397  $   12,560,233      $   (36,206) $       410
==============  ==============  =   ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2002



                                                              MFS
                                                         Mid Cap Growth
                                                           Portfolio
                                                   -------------------------
                                                   Period ended
                                                     June 30,    Period ended
                                                       2002      December 31,
                                                   (Unaudited)      2001*
                                                   ------------  ------------
   Increase (Decrease) in Net Assets:
   Operations:
      Net investment income (loss)                 $   (142,546) $   (56,387)
      Net realized gain (loss) on investments,
          futures contracts and foreign
          currency related transactions              (6,550,321)      83,992
      Net change in unrealized appreciation
          (depreciation) on investments,
          futures contracts and foreign
          currency related transactions             (14,350,018)     106,436
                                                   ------------  -----------
      Net increase (decrease) in net assets
          resulting from operations                 (21,042,885)     134,041
                                                   ------------  -----------
   Distributions to Shareholders from:
      Net investment income
        Class A                                              --           --
        Class B                                              --           --
        Class E                                              --           --
                                                   ------------  -----------
      Total distributions                                    --           --
                                                   ------------  -----------
   Capital Share Transactions (Note 4):
      Proceeds from shares sold
        Class A                                      14,067,013   14,187,690
        Class B                                      25,658,351   24,164,104
        Class E                                       1,400,600       26,834
      Net asset value of shares issued through
          dividend reinvestment
        Class A                                              --           --
        Class B                                              --           --
        Class E                                              --           --
      Cost of shares repurchased
        Class A                                      (3,687,621)    (912,483)
        Class B                                      (4,172,058)    (624,044)
        Class E                                        (158,212)          --
                                                   ------------  -----------
      Net increase (decrease) in net assets
          from capital share transactions            33,108,073   36,842,101
                                                   ------------  -----------
   Total increase (decrease) in net assets           12,065,188   36,976,142
   Net Assets:
      Beginning period                               36,976,142           --
                                                   ------------  -----------
      End of period                                $ 49,041,330  $36,976,142
                                                   ============  ===========
      Net Assets at end of period includes
          undistributed (distributions in
          excess of) net investment income         $   (140,904) $     1,552
                                                   ============  ===========

* For the period from 2/12/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

                        MFS                     Oppenheimer
              Research International       Capital Appreciation
                     Portfolio                   Portfolio
             ------------------------    ------------------------
             Period ended                Period ended
               June 30,   Period ended     June 30,   Period ended
                 2002     December 31,       2002     December 31,
             (Unaudited)     2001*       (Unaudited)     2001*
             ------------ ------------   ------------ ------------
             $   122,781  $     7,224    $    (1,115) $     3,166
                (349,098)  (1,333,086)      (214,563)    (275,965)
                  15,040      378,648     (9,038,972)    (112,622)
             -----------  -----------    -----------  -----------
                (211,277)    (947,214)    (9,254,650)    (385,421)
             -----------  -----------    -----------  -----------
                      --       (7,666)            --           --
                      --      (10,475)            --       (9,434)
                      --          (27)            --           --
             -----------  -----------    -----------  -----------
                      --      (18,168)            --       (9,434)
             -----------  -----------    -----------  -----------
              12,650,581    7,654,971      2,401,329           --
              22,866,778   17,459,026     39,122,230   27,577,952
                 588,672       15,669             --           --
                      --        7,666             --           --
                      --       10,475             --        9,434
                      --           27             --           --
              (7,856,233)  (3,836,249)    (1,500,000)          --
              (9,493,196)  (1,870,608)    (2,777,696)    (250,882)
                 (66,677)          --             --           --
             -----------  -----------    -----------  -----------
              18,689,925   19,440,977     37,245,863   27,336,504
             -----------  -----------    -----------  -----------
              18,478,648   18,475,595     27,991,213   26,941,649
              18,475,595           --     26,941,649           --
             -----------  -----------    -----------  -----------
             $36,954,243  $18,475,595    $54,932,862  $26,941,649
             ===========  ===========    ===========  ===========
             $   140,688  $    (6,035)   $       761  $    (1,834)
             ===========  ===========    ===========  ===========


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2002



                                                      PIMCO                         PIMCO
                                                  Money Market                  Total Return
                                                    Portfolio                     Portfolio
                                           --------------------------    --------------------------
                                           Period ended  Period ended    Period ended  Period ended
                                           June 30, 2002 December 31,    June 30, 2002 December 31,
                                            (Unaudited)     2001*        (Unaudited)      2001*
                                           ----------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)            $    225,776  $    203,005    $  2,543,843  $  1,050,002
   Net realized gain (loss) on
       investments, futures contracts,
       swap contracts, options and
       foreign currency related
       transactions                                (396)        1,484       4,671,105       959,310
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts,
       swap contracts and foreign
       currency related transactions                 --            --      (1,401,756)      543,940
                                           ------------  ------------    ------------  ------------
   Net increase (decrease) in net
       assets resulting from operations         225,380       204,489       5,813,192     2,553,252
                                           ------------  ------------    ------------  ------------
Distributions to Shareholders from:
   Net investment income
     Class A                                     (6,023)           --              --      (696,698)
     Class B                                   (219,357)     (211,493)             --      (584,919)
     Class E                                         --            --              --          (293)
   Net realized gains
     Class A                                         --            --              --      (420,491)
     Class B                                         --          (554)             --      (418,935)
     Class E                                         --            --              --          (118)
                                           ------------  ------------    ------------  ------------
   Total distributions                         (225,380)     (212,047)             --    (2,121,454)
                                           ------------  ------------    ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                  4,755,920            --      38,851,610    32,446,264
     Class B                                 63,995,257    41,307,066     101,867,001    51,875,929
     Class E                                         --            --       6,662,466        87,564
   Net asset value of shares issued
       through acquisitions
     Class A                                         --            --              --    28,688,977
     Class B                                         --            --              --            --
     Class E                                         --            --              --            --
   Net asset value of shares issued
       through dividend reinvestment
     Class A                                      6,023            --              --     1,117,189
     Class B                                    219,357       212,029              --     1,003,854
     Class E                                         --            --              --           411
   Cost of shares repurchased
     Class A                                 (4,757,150)           --      (9,237,392)   (3,812,656)
     Class B                                (27,627,304)  (14,960,789)       (927,685)   (6,496,799)
     Class E                                         --            --        (449,753)           --
                                           ------------  ------------    ------------  ------------
   Net increase (decrease) in net
       assets from capital share
       transactions                          36,592,103    26,558,306     136,766,247   104,910,733
                                           ------------  ------------    ------------  ------------
Total increase (decrease) in net assets      36,592,103    26,550,748     142,579,439   105,342,531
Net Assets:
   Beginning period                          26,550,748            --     105,342,531            --
                                           ------------  ------------    ------------  ------------
   End of period                           $ 63,142,851  $ 26,550,748    $247,921,970  $105,342,531
                                           ============  ============    ============  ============
   Net Assets at end of period includes
       undistributed (distributions in
       excess of) net investment income    $     (7,558) $     (8,488)   $  2,653,760  $    (65,107)
                                           ============  ============    ============  ============

* For the period from 2/12/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

                       PIMCO                      Met/Putnam
                    Innovation                     Research
                     Portfolio                    Portfolio
            ---------------------------   --------------------------
            Period ended  Period ended    Period ended  Period ended
            June 30, 2002 December 31,    June 30, 2002 December 31,
             (Unaudited)     2001*         (Unaudited)     2001*
            ----------------------------  --------------------------
            $   (154,309) $    (72,964)   $    135,330  $    76,538
              (4,175,324)     (677,657)       (582,592)  (7,621,542)

             (10,168,999)     (337,626)     (7,998,948)   1,965,142
            ------------  ------------    ------------  -----------
             (14,498,632)   (1,088,247)     (8,446,210)  (5,579,862)
            ------------  ------------    ------------  -----------
                      --            --              --      (24,304)
                      --            --              --      (74,716)
                      --            --              --           --
                      --            --              --           --
                      --            --              --           --
                      --            --              --           --
            ------------  ------------    ------------  -----------
                      --            --              --      (99,020)
            ------------  ------------    ------------  -----------
              20,584,591    29,390,300       8,253,386      360,467
              10,032,505    11,473,025      11,520,346   25,478,147
                 556,595        10,000              --           --
                      --            --              --   39,356,530
                      --            --              --           --
                      --            --              --           --
                      --            --              --       24,304
                      --            --              --       74,716
                      --            --              --           --
             (13,012,106)  (13,631,619)     (6,151,720)  (1,254,576)
              (2,586,753)     (501,106)    (12,415,781)    (164,401)
                 (45,049)           --              --           --
            ------------  ------------    ------------  -----------
              15,529,783    26,740,600       1,206,231   63,875,187
            ------------  ------------    ------------  -----------
               1,031,151    25,652,353      (7,239,979)  58,196,305
              25,652,353            --      58,196,305           --
            ------------  ------------    ------------  -----------
            $ 26,683,504  $ 25,652,353    $ 50,956,326  $58,196,305
            ============  ============    ============  ===========
            $   (154,310) $         --    $    144,689  $     9,063
            ============  ============    ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2002




                                                            Met\AIM
                                                        Small Cap Growth
                                                           Portfolio
                                                   -------------------------
                                                   Period ended  Period ended
                                                   June 30, 2002 December 31,
                                                    (Unaudited)     2001*
                                                   ------------- ------------
   Increase (Decrease) in Net Assets:
   Operations:
      Net investment income (loss)                  $   (58,612)  $  (12,513)
      Net realized gain (loss) on investments,
          futures contracts, swap contracts,
          options and foreign currency related
          transactions                                 (472,282)     (23,478)
      Net change in unrealized appreciation
          (depreciation) on investments,
          futures contracts, swap contracts and
          foreign currency related transactions      (2,367,125)   1,041,901
                                                    -----------   ----------
      Net increase (decrease) in net assets
          resulting from operations                  (2,898,019)   1,005,910
                                                    -----------   ----------
   Distributions to Shareholders from:
      Net investment income
        Class A                                              --           --
        Class B                                              --           --
        Class E                                              --           --
      Net realized gains
        Class A                                              --           --
        Class B                                              --           --
        Class E                                              --           --
                                                    -----------   ----------
      Total distributions                                    --           --
                                                    -----------   ----------
   Capital Share Transactions (Note 4):
      Proceeds from shares sold
        Class A                                       6,285,091           --
        Class B                                      18,457,316    6,653,971
        Class E                                       1,375,565           --
      Net asset value of shares issued through
          dividend reinvestment
        Class A                                              --           --
        Class B                                              --           --
        Class E                                              --           --
      Cost of shares repurchased
        Class A                                          (1,158)          --
        Class B                                      (6,115,172)     (25,672)
        Class E                                        (865,958)          --
                                                    -----------   ----------
      Net increase (decrease) in net assets
          from capital share transactions            19,135,684    6,628,299
                                                    -----------   ----------
   Total increase (decrease) in net assets           16,237,665    7,634,209
   Net Assets:
      Beginning period                                7,634,209           --
                                                    -----------   ----------
      End of period                                 $23,871,874   $7,634,209
                                                    ===========   ==========
      Net Assets at end of period includes
          undistributed (distributions in
          excess of) net investment income          $   (58,348)  $      264
                                                    ===========   ==========

* For the period from 10/9/01 (commencement of operations) through 12/31/01. ** For the period from 5/1/02 (commencement of operations) through 6/30/02.

                       See notes to financial statements

              Met\AIM             State Street Research     Third Avenue
        Mid Cap Core Equity     Concentrated International Small Cap Value
             Portfolio                  Portfolio             Portfolio
     -------------------------  -------------------------  ---------------
     Period ended  Period ended Period ended  Period ended  Period ended
     June 30, 2002 December 31, June 30, 2002 December 31, June 30, 2002**
      (Unaudited)     2001*      (Unaudited)     2001*       (Unaudited)
     ------------- ------------ ------------- ------------ ---------------
      $    (3,500)  $     (449)  $    43,481  $      (890)   $   (5,200)

           73,625       20,180      (225,937)     (13,104)       51,703

         (917,314)     314,464       (71,301)     509,481      (574,272)
      -----------   ----------   -----------  -----------    ----------
      -----------   ----------   -----------  -----------    ----------
         (847,189)     334,195      (253,757)     495,487      (527,769)
      -----------   ----------   -----------  -----------    ----------
               --           --            --           --            --
               --       (2,475)           --       (4,567)           --
               --           --            --           --            --
               --           --            --           --            --
               --           --            --      (62,731)           --
               --           --            --           --            --
      -----------   ----------   -----------  -----------    ----------
               --       (2,475)           --      (67,298)           --
      -----------   ----------   -----------  -----------    ----------
        3,874,840           --     5,266,839           --     4,990,000
       15,666,521    4,199,462     8,719,487    6,618,860     4,207,965
        1,789,835           --       254,084           --            --
               --           --            --           --            --
               --        2,475            --       67,298            --
               --           --            --           --            --
           (2,470)          --           (39)          --       (40,234)
       (3,933,856)        (650)   (8,978,462)  (1,363,935)           --
             (128)          --        (1,859)          --            --
      -----------   ----------   -----------  -----------    ----------
       17,394,742    4,201,287     5,260,050    5,322,223     9,157,731
      -----------   ----------   -----------  -----------    ----------
       16,547,553    4,533,007     5,006,293    5,750,412     8,629,962
        4,533,007           --     5,750,412           --            --
      -----------   ----------   -----------  -----------    ----------
      $21,080,560   $4,533,007   $10,756,705  $ 5,750,412    $8,629,962
      ===========   ==========   ===========  ===========    ==========
      $    (1,928)  $    1,617   $    42,135  $     1,645    $   (5,200)
      ===========   ==========   ===========  ===========    ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     J.P. Morgan Small Cap Stock Portfolio            ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $11.74      $   --+(a)     $(0.84)(a)    $(0.84)    $    --
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27            0.02         (1.78)     (1.76)        --+
       12/31/1999                                         11.98            0.01           5.31       5.32     (0.03)
       12/31/1998                                         13.11            0.05         (0.72)     (0.67)     (0.02)
       12/31/1997                                         10.92            0.06           2.22       2.28     (0.05)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           11.72       (0.01)(a)      (0.84)(a)     (0.85)         --
       04/03/2001 to 12/31/2001(b)                        12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     J.P. Morgan Quality Bond Portfolio               ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $11.41      $ 0.32 (a)     $ 0.03 (a)    $  0.35    $    --
       12/31/2001                                         11.19        0.64 (a)       0.13 (a)       0.77     (0.55)
       12/31/2000                                         10.67            0.75           0.42       1.17     (0.65)
       12/31/1999                                         11.02            0.46         (0.63)     (0.17)     (0.12)
       12/31/1998                                         10.40            0.49           0.37       0.86     (0.24)
       12/31/1997                                         10.08            0.44           0.45       0.89     (0.53)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           11.40        0.31 (a)       0.01 (a)       0.32         --
       04/03/2001 to 12/31/2001(b)                        11.52        0.39 (a)       0.04 (a)       0.43     (0.55)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     J.P. Morgan Select Equity Portfolio              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $12.86      $ 0.02 (a)     $(2.26)(a)    $(2.24)    $    --
       12/31/2001                                         14.03        0.06 (a)      (0.89)(a)     (0.83)     (0.06)
       12/31/2000                                         16.11            0.06         (1.00)     (0.94)     (0.08)
       12/31/1999                                         16.07            0.07           1.45       1.52     (0.04)
       12/31/1998                                         13.97            0.09           2.98       3.07     (0.05)
       12/31/1997                                         10.74            0.08           3.30       3.38     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           12.83        0.01 (a)      (2.26)(a)     (2.25)         --
       04/03/2001 to 12/31/2001(b)                        12.35        0.03 (a)       0.79 (a)       0.82     (0.06)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     J.P. Morgan Enhanced Index Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $14.73      $ 0.05 (a)     $(2.32)(a)    $(2.27)    $    --
       12/31/2001                                         16.76        0.11 (a)      (2.02)(a)     (1.91)     (0.12)
       12/31/2000                                         20.68            0.10         (2.34)     (2.24)     (0.13)
       12/31/1999                                         18.12            0.11           3.05       3.16     (0.03)
       12/31/1998                                         13.85            0.09           4.36       4.45     (0.04)
       12/31/1997                                         11.11            0.11           3.56       3.67     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           14.70        0.04 (a)         (2.32)     (2.28)         --
       04/03/2001 to 12/31/2001(b)                        14.64        0.05 (a)       0.13 (a)       0.18     (0.12)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     J.P. Morgan International Equity Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $ 8.68      $ 0.06 (a)     $(0.17)(a)    $(0.11)    $    --
       12/31/2001                                         12.61        0.06 (a)      (2.54)(a)     (2.48)     (0.14)
       12/31/2000                                         16.23            0.05         (2.64)     (2.59)     (0.07)
       12/31/1999                                         12.86            0.08           3.54       3.62     (0.07)
       12/31/1998                                         11.47            0.12           1.49       1.61     (0.22)
       12/31/1997                                         10.96            0.12           0.54       0.66     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            8.66        0.05 (a)      (0.17)(a)     (0.12)         --
       04/03/2001 to 12/31/2001(b)                        10.72       (0.02)(a)      (0.59)(a)     (0.61)     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     J.P. Morgan Small Cap Stock Portfolio            -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
       12/31/1999                                             --
       12/31/1998                                         (0.44)
       12/31/1997                                         (0.04)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(b)                        (1.86)
-------------------------------------                 -------------
     J.P. Morgan Quality Bond Portfolio               -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                             --
       12/31/2000                                             --
       12/31/1999                                         (0.06)
       12/31/1998                                             --
       12/31/1997                                         (0.04)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(b)                            --
-------------------------------------                 -------------
     J.P. Morgan Select Equity Portfolio              -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                         (0.28)
       12/31/2000                                         (1.06)
       12/31/1999                                         (1.44)
       12/31/1998                                         (0.92)
       12/31/1997                                         (0.07)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(b)                        (0.28)
-------------------------------------                 -------------
     J.P. Morgan Enhanced Index Portfolio             -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                             --
       12/31/2000                                         (1.17)
       12/31/1999                                         (0.57)
       12/31/1998                                         (0.14)
       12/31/1997                                         (0.82)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(b)                            --
-------------------------------------                 -------------
     J.P. Morgan International Equity Portfolio       -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                         (1.31)
       12/31/2000                                         (0.96)
       12/31/1999                                         (0.18)
       12/31/1998                                            --+
       12/31/1997                                         (0.01)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(b)                        (1.31)
-------------------------------------                 -------------

* Annualized
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/03/2001.

                       See notes to financial statements

                                                                         Ratio of      Ratio of Net
Distributions                                  Net Assets    Ratio of    Expenses to   Investment
in Excess of                Net Asset          End of        Expenses to Average Net   Income (Loss) Portfolio
Net Realized  Total         Value End Total    Period        Average Net Assets Before to Average    Turnover
Capital Gains Distributions of Period Return   (in millions) Assets      Reimbursement Net Assets    Rate
------------- ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

   $    --       $    --     $10.90    (7.16)%    $ 65.2       1.15%*         N/A%         0.06%*      43.1%
        --        (1.88)      11.74     (8.42)      76.8         1.09         N/A            0.14       79.9
        --        (0.69)      14.82    (10.55)      97.9         1.03         N/A            0.17      107.1
        --        (0.03)      17.27      44.56     109.3         1.05        1.09            0.11      123.5
        --        (0.46)      11.98     (5.40)      78.2         0.95        1.12            0.45       62.4
        --        (0.09)      13.11      20.89      59.8         0.95        1.39            0.56       79.1
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
        --            --      10.87     (7.25)       2.0        1.42*         N/A         (0.15)*       43.1
        --        (1.88)      11.72      10.61       0.9        1.40*         N/A         (0.10)*       79.9
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

   $    --       $    --     $11.76      3.07%    $125.9       0.60%*        0.71%*        5.55%*      28.1%
        --        (0.55)      11.41       7.03     126.0         0.60        0.70            5.59      229.4
        --        (0.65)      11.19      11.42      93.2         0.64        0.72            6.33      221.9
        --        (0.18)      10.67     (1.54)      95.6         0.64        0.71            5.67      369.5
        --        (0.24)      11.02       8.37      45.8         0.65        0.86            5.59      255.4
        --        (0.57)      10.40       9.06      18.6         0.65        1.08            5.92      163.7
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
        --            --      11.72       2.81      16.3        0.85*        0.97*          5.32*       28.1
        --        (0.55)      11.40       3.87       7.3        0.85*        0.95*          4.40*      229.4
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

   $    --       $    --     $10.62   (17.42)%    $143.1       0.76%*         N/A%         0.41%*      31.6%
        --        (0.34)      12.86     (6.05)     189.6         0.73         N/A            0.43       79.3
        --        (1.14)      14.03     (6.18)     227.4         0.75         N/A            0.39       77.6
        --        (1.48)      16.11       9.71     249.7         0.77         N/A            0.55      133.8
        --        (0.97)      16.07      22.56     197.8         0.78        0.86            0.68      182.9
        --        (0.15)      13.97      31.55     106.9         0.83        0.81            1.00      134.8
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
        --            --      10.58    (17.54)       6.8        1.01*         N/A           0.17*       31.6
        --        (0.34)      12.83       6.56       5.3        0.98*         N/A           0.28*       79.3
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

   $    --       $    --     $12.46   (15.41)%    $147.3       0.65%*        0.72%*        0.72%*      24.8%
        --        (0.12)      14.73    (11.42)     193.4         0.66        0.69            0.63       51.4
    (0.38)        (1.68)      16.76    (11.55)     244.8         0.74         N/A            0.65       69.8
        --        (0.60)      20.68      17.64     263.1         0.75        0.76            0.75       63.2
        --        (0.18)      18.12      32.31     103.8         0.75        0.94            0.77       62.4
        --        (0.93)      13.85      33.25      32.3         0.75        1.08            0.99       59.5
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
        --            --      12.42    (15.51)       4.6        0.90*        0.98*          0.49*       24.8
        --        (0.12)      14.70       1.21       3.5        0.90*        0.93*          0.46*       51.4
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

   $    --       $    --     $ 8.57    (1.27)%    $ 71.0       1.05%*        1.25%*        1.32%*      38.1%
        --        (1.45)       8.68    (20.34)      80.5         1.06        1.17            0.62       88.3
        --        (1.03)      12.61    (16.76)     117.3         1.16         N/A            0.34      101.0
        --        (0.25)      16.23      28.52     138.1         1.10        1.15            0.62       82.8
        --        (0.22)      12.86      14.07     104.5         0.91        1.09            0.97       74.0
        --        (0.15)      11.47       5.96      68.8         0.95        1.53            1.35       74.1
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------
        --            --       8.54       4.53       1.6        1.30*        1.50*          1.21*       38.1
        --        (1.45)       8.66     (6.49)       1.0        1.30*        1.41*        (0.34)*       88.3
----------    ------------- --------- -------- ------------- ----------- ------------- ------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net                         Net Realized/             Dividends
                                                      Asset Value                 Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Bond Debenture Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $11.22      $ 0.42 (a)     $(0.69)(a)    $(0.27)     $(0.96)
       12/31/2001                                         11.75        0.90 (a)      (0.48)(a)      0.42       (0.95)
       12/31/2000                                         12.48        1.00          (0.90)         0.10       (0.83)
       12/31/1999                                         12.38        0.71          (0.29)         0.42       (0.24)
       12/31/1998                                         12.11        0.68           0.08          0.76       (0.35)
       12/31/1997                                         10.97        0.54           1.15          1.69       (0.55)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           11.20        0.41 (a)      (0.70)(a)     (0.29)      (0.95)
       03/22/2001 to 12/31/2001(b)                        12.03        0.64 (a)      (0.52)(a)      0.12       (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class E
      04/01/2002 to 06/30/2002(c) - (Unaudited)           11.27        0.21 (a)      (0.55)(a)     (0.34)      (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $16.64      $ 0.08 (a)     $(0.13)(a)    $(0.05)    $    --
       12/31/2001                                         16.92        0.14 (a)       1.14 (a)      1.28       (0.08)
       12/31/2000                                         11.17        0.08           5.79          5.87       (0.04)
       12/31/1999                                         10.58        0.04           0.56          0.60       (0.01)
       12/31/1998                                         10.48        0.03           0.09          0.12       (0.02)
       08/20/1997 to 12/31/1997(d)                        10.00        0.01           0.48          0.49       (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           16.62        0.06 (a)      (0.14)(a)     (0.08)         --
       04/03/2001 to 12/31/2001(e)                        16.41        0.08 (a)       1.69 (a)      1.77       (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Developing Growth Portfolio          ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $10.66      $(0.04)(a)     $(1.19)(a)    $(1.23)    $    --
       12/31/2001                                         11.44       (0.08)(a)      (0.70)(a)     (0.78)         --
       12/31/2000                                         14.88       (0.08)         (2.69)        (2.77)         --
       12/31/1999                                         11.24       (0.07)          3.71          3.64          --
       12/31/1998                                         10.55       (0.03)          0.72          0.69          --
       08/20/1997 to 12/31/1997(d)                        10.00          -- +         0.55          0.55          -- +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           10.64       (0.05)(a)      (1.18)(a)     (1.23)         --
       04/03/2001 to 12/31/2001(e)                         9.10       (0.07)(a)       1.61 (a)      1.54          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $ 8.95      $(0.02)(a)     $(1.10)(a)    $(1.12)    $    --
       05/01/2001 to 12/31/2001(f)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            8.93       (0.03)(a)      (1.10)(a)     (1.13)         --
       02/12/2001 to 12/31/2001(g)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Growth and Income Portfolio          ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $25.05      $ 0.10 (a)     $(1.92)(a)    $(1.82)    $    --
       12/31/2001                                         26.82        0.25 (a)      (1.80)(a)     (1.55)      (0.22)
       12/31/2000                                         24.07        0.33           3.09          3.42       (0.28)
       01/08/1999 to 12/31/1999(h)                        21.60        0.27 (a)       2.20 (a)      2.47          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           25.01        0.07 (a)      (1.92)(a)     (1.85)         --
       03/22/2001 to 12/31/2001(b)                        23.59        0.13 (a)       1.51 (a)      1.64       (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Bond Debenture Portfolio             -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                             --
       12/31/2000                                             --
       12/31/1999                                          (0.08)
       12/31/1998                                          (0.14)
       12/31/1997                                             --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       03/22/2001 to 12/31/2001(b)                            --
-------------------------------------                 -------------
       Class E
      04/01/2002 to 06/30/2002(c) - (Unaudited)               --
-------------------------------------                 -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                          (1.48)
       12/31/2000                                          (0.08)
       12/31/1999                                             --
       12/31/1998                                             --
       08/20/1997 to 12/31/1997(d)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(e)                         (1.48)
-------------------------------------                 -------------
     Lord Abbett Developing Growth Portfolio          -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                             --
       12/31/2000                                          (0.01)
       12/31/1999                                             --
       12/31/1998                                             -- +
       08/20/1997 to 12/31/1997(d)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       04/03/2001 to 12/31/2001(e)                            --
-------------------------------------                 -------------
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       05/01/2001 to 12/31/2001(f)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(g)                            --
-------------------------------------                 -------------
     Lord Abbett Growth and Income Portfolio          -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       12/31/2001                                             --
       12/31/2000                                          (0.23)
       01/08/1999 to 12/31/1999(h)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       03/22/2001 to 12/31/2001(b)                            --
-------------------------------------                 -------------

*Annualized
+Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 03/22/2001.
(c) Commencement of operations - 04/01/2002.

                       See notes to financial statements

                                                                         Ratio of
                                                                         Expenses to  Ratio of      Ratio of Net
Distributions                                  Net Assets    Ratio of    Average Net  Expenses to   Investment
in Excess of                Net Asset          End of        Expenses to Assets After Average Net   Income (loss) Portfolio
Net Realized  Total         Value End Total    Period        Average Net Broker       Assets Before to Average    Turnover
Capital Gains Distributions of Period Return   (in millions) Assets      Rebates      Reimbursement Net Assets    Rate
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
   $    --       $ (0.96)    $ 9.99      (2.82)% $  212.5         0.70%*       N/A         0.73%*         7.54%*     28.9%
        --         (0.95)     11.22       3.76      154.2         0.72         N/A         0.75           7.76       66.2
        --         (0.83)     11.75       0.87      155.2         0.85         N/A         0.86           7.78       64.9
        --         (0.32)     12.48       3.40      170.2         0.85         N/A         0.86           6.74       46.7
        --         (0.49)     12.38       6.26      120.0         0.85         N/A         0.93           6.58       84.7
        --         (0.55)     12.11      15.63       55.4         0.85         N/A         1.07           6.68      100.3
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --         (0.95)      9.96      (3.01)      72.8         0.95*        N/A         0.99*          7.32*      28.9
        --         (0.95)     11.20       1.17       31.8         0.95*        N/A         0.98*          7.38*      66.2
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --         (0.96)      9.97      (3.45)       0.8         0.83*        N/A         0.87*          7.58*      28.9
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $    --       $    --     $16.59      (0.30)% $   80.6         0.88%*      0.87%*       0.88%*         0.96%*     18.6%
        --         (1.56)     16.64       8.10       75.1         0.92         N/A         0.94           0.86       40.0
        --         (0.12)     16.92      52.87       60.0         1.26         N/A          N/A           0.79       66.4
        --         (0.01)     11.17       5.71       29.4         1.25         N/A         1.41           0.50       64.3
        --         (0.02)     10.58       1.11       18.3         1.10         N/A         1.68           0.44       41.0
        --         (0.01)     10.48       4.90        2.2         1.10*        N/A         8.41*          0.97*       1.5
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --            --      16.54      (0.48)      37.1         1.14*       1.13*        1.14*          0.72*      18.6
        --         (1.56)     16.62      11.33       16.9         1.15*        N/A         1.17*          0.68*      40.0
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $    --       $    --     $ 9.43     (11.54)% $   28.6        $0.95%*       N/A         1.26%*        (0.75)%*    27.5%
        --            --      10.66      (6.82)      35.5         0.98         N/A         1.21          (0.70)      48.7
     (0.66)        (0.67)     11.44     (18.87)      42.4         1.20         N/A         1.24          (0.71)      42.5
        --            --      14.88      32.47       33.6         1.15         N/A         1.34          (0.73)      53.2
        --            --      11.24       6.60       15.9         1.00         N/A         1.70          (0.47)      18.7
        --            --      10.55       5.52        1.7         1.00*        N/A         9.00*          0.18*       9.1
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --            --       9.41     (11.56)       4.4         1.20*        N/A         1.53*         (1.00)*     27.5
        --            --      10.64      16.92        2.5         1.20*        N/A         1.44*         (0.94)*     48.7
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $    --       $    --     $ 7.83     (12.51)% $    3.7         0.85%*       N/A         1.81%*        (0.53)%*    48.6%
        --            --       8.95      (6.58)       0.9         0.85*        N/A         5.19*         (0.54)*     89.1
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --            --       7.80     (12.65)      11.7         1.10*        N/A         2.11*         (0.79)*     48.6
        --            --       8.93     (10.70)       8.4         1.10*        N/A         5.44*         (0.78)*     89.1
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $    --       $    --     $23.23      (7.30)% $1,082.7         0.65%*      0.63%*       0.65%*         0.78%*     26.7%
        --         (0.22)     25.05      (5.77)   1,205.5         0.64         N/A         0.64           1.04       69.7
     (0.16)        (0.67)     26.82      14.68      944.6         0.70         N/A          N/A           1.32       51.7
        --            --      24.07      11.38      887.0         0.70*        N/A          N/A*          1.24*      70.8
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
        --            --      23.16      (7.31)     218.7         0.90*       0.88*        0.90*          0.53*      26.7
        --         (0.22)     25.01       6.96       98.7         0.89*        N/A         0.89*          0.72*      69.7
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

(d) Commencement of operations - 08/20/1997.
(e) Commencement of operations - 04/03/2001.
(f) Commencement of operations - 05/01/2001.
(g) Commencement of operations - 02/12/2001.
(h) Commencement of operations - 01/08/1999.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Janus Aggressive Growth Portfolio                ------------ -------------- -------------- ---------- ----------

       Class A
      01/03/2002 to 06/30/200(b) - (Unaudited)           $ 7.44      $  -- +(a)     $(1.16)(a)    $(1.16)    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            7.40       (0.01)(a)      (1.13)(a)     (1.14)         --
       02/12/2001 to 12/31/2001(c)                        10.00         -- +(a)      (2.60)(a)     (2.60)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MFS Mid Cap Growth Portfolio                     ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $ 8.37      $(0.02)(a)     $(2.99)(a)    $(3.01)    $    --
       05/01/2001 to 12/31/2001(d)                         9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            8.34       (0.02)(a)      (2.98)(a)     (3.00)         --
       02/12/2001 to 12/31/2001(c)                        10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class E
       06/30/2002 - (Unaudited)                            8.36       (0.02)(a)      (2.99)(a)     (3.01)         --
       10/31/2001 to 12/31/2001(e)                         7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MFS Research International Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $ 8.48      $ 0.05 (a)     $(0.15)(a)    $(0.10)    $    --
       05/01/2001 to 12/31/2001(d)                         9.55       (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            8.48        0.03 (a)      (0.14)(a)     (0.11)         --
       02/12/2001 to 12/31/2001(c)                        10.00        0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class E
       06/30/2002 - (Unaudited)                            8.48        0.05 (a)      (0.15)(a)     (0.10)         --
       10/31/2001 to 12/31/2001(e)                         8.15       (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Oppenheimer Capital Appreciation Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
      01/03/2002 to 06/30/2002(b) - (Unaudited)          $ 8.57      $  -- +(a)     $(1.54)(a)    $(1.54)    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            8.57         -- +(a)      (1.55)(a)     (1.55)         --
       02/12/2001 to 12/31/2001(c)                        10.00         -- +(a)      (1.43)(a)     (1.43)         --  +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO Money Market Portfolio                     ------------ -------------- -------------- ---------- ----------

       Class A
      01/03/2002 to 06/30/2002(b) - (Unaudited)          $ 1.00      $ 0.01 (a)     $  -- +(a)    $  0.01    $(0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                            1.00        0.01 (a)        -- +(a)       0.01     (0.01)
       02/12/2001 to 12/31/2001(c)                         1.00        0.03 (a)        -- +(a)       0.03     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO Total Return Portfolio                     ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2002 - (Unaudited)                          $10.35      $ 0.18 (a)     $ 0.18 (a)    $  0.36    $    --
       05/01/2001 to 12/31/2001(d)                        10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       06/30/2002 - (Unaudited)                           10.33        0.17 (a)       0.19 (a)       0.36         --
       02/12/2001 to 12/31/2001(c)                        10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class E
       06/30/2002 - (Unaudited)                           10.33        0.17 (a)       0.19 (a)       0.36         --
       10/31/2001 to 12/31/2001(e)                        10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Janus Aggressive Growth Portfolio                -------------

       Class A
      01/03/2002 to 06/30/200(b) - (Unaudited)           $    --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                            --
-------------------------------------                 -------------
     MFS Mid Cap Growth Portfolio                     -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       05/01/2001 to 12/31/2001(d)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                            --
-------------------------------------                 -------------
       Class E
       06/30/2002 - (Unaudited)                               --
       10/31/2001 to 12/31/2001(e)                            --
-------------------------------------                 -------------
     MFS Research International Portfolio             -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       05/01/2001 to 12/31/2001(d)                            --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                            --
-------------------------------------                 -------------
       Class E
       06/30/2002 - (Unaudited)                               --
       10/31/2001 to 12/31/2001(e)                            --
-------------------------------------                 -------------
     Oppenheimer Capital Appreciation Portfolio       -------------

       Class A
      01/03/2002 to 06/30/2002(b) - (Unaudited)          $    --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                            --
-------------------------------------                 -------------
     PIMCO Money Market Portfolio                     -------------

       Class A
      01/03/2002 to 06/30/2002(b) - (Unaudited)          $    --
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                            --
-------------------------------------                 -------------
     PIMCO Total Return Portfolio                     -------------

       Class A
       06/30/2002 - (Unaudited)                          $    --
       05/01/2001 to 12/31/2001(d)                        (0.15)
-------------------------------------                 -------------
       Class B
       06/30/2002 - (Unaudited)                               --
       02/12/2001 to 12/31/2001(c)                        (0.15)
-------------------------------------                 -------------
       Class E
       06/30/2002 - (Unaudited)                               --
       10/31/2001 to 12/31/2001(e)                        (0.04)
-------------------------------------                 -------------

*Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 01/03/2002.
(c) Commencement of operations - 02/12/2001.
(d) Commencement of operations - 05/01/2001.
(e) Commencement of operations - 10/31/2001.

                       See notes to financial statements

                                                                         Ratio of       Ratio of      Ratio of Net
Distributions                                  Net Assets    Ratio of    Expenses to    Expenses to   Investment
in Excess of                Net Asset          End of        Expenses to Average Net    Average Net   Income (Loss) Portfolio
Net Realized  Total         Value End Total    Period        Average Net Assets After   Assets Before to Average    Turnover
Capital Gains Distributions of Period Return   (in millions) Assets      Broker Rebates Reimbursement Net Assets    Rate
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    $  --        $    --     $ 6.28   (15.59)%    $  3.1       0.85%*        0.83%*        1.53%*         0.02%*       48.5%
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       6.26    (15.41)      21.6        1.10*         1.08*         1.81*        (0.36)*       48.5
      --              --       7.40    (26.00)      15.2        1.10*           N/A         4.03*        (0.11)*       98.4
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    $  --        $    --     $ 5.36   (35.96)%    $ 16.3       0.80%*        0.77%*        1.06%*       (0.47)%*       63.3%
      --              --       8.37    (14.24)      13.5        0.80*           N/A         2.35*        (0.35)*       86.3
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       5.34    (35.97)      31.8        1.05*          1.02         1.31*        (0.72)*       63.3
      --              --       8.34    (16.60)      23.4        1.05*           N/A         2.60*        (0.53)*       86.3
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       5.35    (36.00)       1.0        0.95*         0.91*         1.19*        (0.58)*       63.3
      --              --       8.36      12.67        --        0.95*           N/A         2.49*        (0.70)*       86.3
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    $  --        $    --     $ 8.38    (1.18)%    $  8.6       1.00%*        1.00%*        2.21%*        1.18 %*       64.5%
      --          (0.02)       8.48    (11.04)       3.7        1.00*           N/A         5.08*        (0.01)*      133.6
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       8.37     (1.30)      27.9        1.25*         1.25*         2.49*          0.83*       64.5
      --          (0.01)       8.48    (15.14)      14.7        1.25*           N/A         5.33*          0.13*      133.6
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       8.38     (1.18)       0.5        1.15*         1.15*         2.17*          1.27*       64.5
      --          (0.01)       8.48       4.22        --        1.15*           N/A         5.23*        (1.02)*      133.6
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    $  --        $    --     $ 7.03   (17.97)%    $  0.7       0.74%*           N/A        1.04%*         0.10%*       14.3%
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --       7.02    (18.09)      54.2        1.00*           N/A         1.27*        (0.01)*       14.3
      --              --       8.57    (14.27)      26.9        1.00*           N/A         3.21*          0.04*       29.7
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

     $  --       $(0.01)     $ 1.00     0.69 %    $   --       0.50%*           N/A        0.76%*         1.58%*        N/A%
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --          (0.01)       1.00       0.58      63.1        0.75*           N/A         0.97*          1.18*        N/A
      --          (0.03)       1.00       2.82      26.5        0.75*           N/A         2.42*          2.37*        N/A
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    $  --        $    --     $10.71     3.48 %    $ 91.3       0.65%*           N/A        0.66%*         3.30%*      249.3%
        --        (0.35)      10.35       6.68      59.1        0.65*           N/A         1.15*          3.76*      346.0
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --      10.69       3.49     150.2        0.89*           N/A         0.91*          3.02*      249.3
      --          (0.33)      10.33       6.68      46.2        0.90*           N/A         1.40*          3.48*      346.0
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
      --              --      10.69       3.49       6.4        0.79*           N/A         0.81*          3.04*      249.3
      --          (0.13)      10.33     (1.81)       0.1        0.80*           N/A         1.30*          3.71*      346.0
---------     ------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                           Net Asset                   Net Realized/             Dividends
                                                           Value                       Unrealized     Total from from Net
                                                           Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended:      Period       Income (Loss)  Investments    Operations Income
PIMCO Innovation Portfolio                                 ------------ -------------- -------------- ---------- ----------

  Class A
  06/30/2002 - (Unaudited)                                    $ 6.18      $(0.03)(a)     $(2.28)(a)    $(2.31)    $    --
  05/01/2001 to 12/31/2001(b)                                   8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  06/30/2002 - (Unaudited)                                      6.16       (0.03)(a)      (2.28)(a)     (2.31)         --
  02/12/2001 to 12/31/2001(c)                                  10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class E
  06/30/2002 - (Unaudited)                                      6.17        0.03 (a)      (2.35)(a)     (2.32)         --
  10/31/2001 to 12/31/2001(d)                                   5.24       (0.01)(a)       0.94 (a)      0.93          --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
Met/Putnam Research Portfolio                              ------------ -------------- -------------- ---------- ----------

  Class A
  06/30/2002 - (Unaudited)                                    $ 8.14      $ 0.02 (a)     $(1.18)(a)    $(1.16)    $    --
  10/16/2001 to 12/31/2001(e)                                   7.59        0.01 (a)       0.55 (a)      0.56       (0.01)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  06/30/2002 - (Unaudited)                                      8.13        0.01 (a)      (1.18)(a)     (1.17)         --
  02/12/2001 to 12/31/2001(c)                                  10.00        0.02 (a)      (1.86)(a)     (1.84)      (0.03)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
Met/AIM Small Cap Growth Portfolio                         ------------ -------------- -------------- ---------- ----------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $11.85      $(0.03)(a)     $(1.76)(a)    $(1.79)    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  06/30/2002 - (Unaudited)                                     11.89       (0.05)(a)      (1.80)(a)     (1.85)         --
  10/09/2001 to 12/31/2001(g)                                  10.00       (0.02)(a)       1.91 (a)      1.89          --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                    11.54       (0.02)(a)      (1.47)(a)     (1.49)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
Met/AIM Mid Cap Core Equity Portfolio                      ------------ -------------- -------------- ---------- ----------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $10.98      $ 0.01 (a)     $(0.15)(a)    $(0.14)    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  06/30/2002 - (Unaudited)                                     11.02       (0.01)(a)      (0.19)(a)     (0.20)         --
  10/09/2001 to 12/31/2001(g)                                  10.00         -- +(a)       1.03 (a)      1.03       (0.01)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                    11.60         -- +(a)      (0.77)(a)     (0.77)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
State Street Research Concentrated International Portfolio ------------ -------------- -------------- ---------- ----------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $10.81      $ 0.09 (a)     $(0.53)(a)    $(0.44)    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  06/30/2002 - (Unaudited)                                     10.84        0.05 (a)      (0.53)(a)     (0.48)         --
  10/09/2001 to 12/31/2001(g)                                  10.00       (0.02)(a)       0.99 (a)      0.97       (0.01)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                    10.70        0.02 (a)      (0.36)(a)     (0.34)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
Third Avenue Small Cap Value Portfolio                     ------------ -------------- -------------- ---------- ----------

  Class A
  05/01/2002 to 06/30/2002(i) - (Unaudited)                   $10.00      $(0.01)(a)     $(0.75)(a)    $(0.76)    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
  Class B
  05/01/2002 to 06/30/2002(i) - (Unaudited)                    10.00       (0.01)(a)      (0.75)(a)     (0.76)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------


                                                           Distributions
                                                           from Net
                                                           Realized
Selected Per Share Data for the Year or Period Ended:      Capital Gains
PIMCO Innovation Portfolio                                 -------------

  Class A
  06/30/2002 - (Unaudited)                                    $    --
  05/01/2001 to 12/31/2001(b)                                      --
-------------------------------------                      -------------
  Class B
  06/30/2002 - (Unaudited)                                         --
  02/12/2001 to 12/31/2001(c)                                      --
-------------------------------------                      -------------
  Class E
  06/30/2002 - (Unaudited)                                         --
  10/31/2001 to 12/31/2001(d)                                      --
-------------------------------------                      -------------
Met/Putnam Research Portfolio                              -------------

  Class A
  06/30/2002 - (Unaudited)                                    $    --
  10/16/2001 to 12/31/2001(e)                                      --
-------------------------------------                      -------------
  Class B
  06/30/2002 - (Unaudited)                                         --
  02/12/2001 to 12/31/2001(c)                                      --
-------------------------------------                      -------------
Met/AIM Small Cap Growth Portfolio                         -------------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $    --
-------------------------------------                      -------------
  Class B
  06/30/2002 - (Unaudited)                                         --
  10/09/2001 to 12/31/2001(g)                                      --
-------------------------------------                      -------------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                        --
-------------------------------------                      -------------
Met/AIM Mid Cap Core Equity Portfolio                      -------------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $    --
-------------------------------------                      -------------
  Class B
  06/30/2002 - (Unaudited)                                         --
  10/09/2001 to 12/31/2001(g)                                      --
-------------------------------------                      -------------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                        --
-------------------------------------                      -------------
State Street Research Concentrated International Portfolio -------------

  Class A
  01/03/2002 to 06/30/2002(f) - (Unaudited)                   $    --
-------------------------------------                      -------------
  Class B
  06/30/2002 - (Unaudited)                                         --
  10/09/2001 to 12/31/2001(g)                                   (0.12)
-------------------------------------                      -------------
  Class E
  04/01/2002 to 06/30/2002(h) - (Unaudited)                        --
-------------------------------------                      -------------
Third Avenue Small Cap Value Portfolio                     -------------

  Class A
  05/01/2002 to 06/30/2002(i) - (Unaudited)                   $    --
-------------------------------------                      -------------
  Class B
  05/01/2002 to 06/30/2002(i) - (Unaudited)                        --
-------------------------------------                      -------------

*Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 05/01/2001.
(c) Commencement of operations - 02/12/2001.

                       See notes to financial statements

                                                                         Ratio of
                                                                         Expenses to  Ratio of      Ratio of Net
Distributions                                  Net Assets    Ratio of    Average Net  Expenses to   Investment
in Excess of                Net Asset          End of        Expenses to Assets After Average Net   Income (Loss) Portfolio
Net Realized  Total         Value End Total    Period        Average Net Broker       Assets Before to Average    Turnover
Capital Gains Distributions of Period Return   (in millions) Assets      Rebates      Reimbursement Net Assets    Rate
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $ 3.87    (37.48)%    $14.9        1.10%*         N/A         1.80%*       (0.94)%*     101.0%
    --                --       6.18    (23.33)      16.1        1.10*          N/A         3.97*        (0.90)*      346.9
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --       3.85    (37.60)      11.4        1.35*          N/A         2.04*        (1.19)*      101.0
    --                --       6.16    (38.40)       9.6        1.35*          N/A         4.21*        (1.01)*      346.9
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --       3.85    (37.60)       0.4        1.25*          N/A         1.88*        (1.06)*      101.0
    --                --       6.17     17.75         --        1.25*          N/A         4.11*        (1.18)*      346.9
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $ 6.98    (14.25)%    $32.1        0.85%*        0.77%*       1.14%*        0.56%*       98.1%
    --             (0.01)      8.14      7.32       35.5        0.85*          N/A         1.69*         0.43*       128.0
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --       6.96    (14.39)      18.8        1.10*         1.01%*       1.38*         0.34*        98.1
    --             (0.03)      8.13    (18.33)      22.7        1.10*          N/A         1.94*         0.33*       128.0
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $10.06    (15.11)%    $ 5.6        1.05%*        1.02%*       2.16%*       (0.64)%*       8.5%
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.04    (15.56)      17.8        1.30*         1.28%*       2.31*        (0.86)*        8.5
    --                --      11.89     18.90        7.6        1.30*          N/A         5.22*        (0.92)*        5.1
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.05    (12.91)       0.4        1.15*         1.12%*       2.32*        (0.65)*        8.5
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $10.84     (1.28)%    $ 3.6        0.90%*        0.85%*       1.82%*        0.25%*       13.2%
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.82     (1.82)      15.8        1.15*         1.09%*       2.13*        (0.11)*       13.2
    --             (0.01)     11.02     10.26        4.5        1.15*          N/A         7.18*        (0.06)*       18.0
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.83     (6.64)       1.7        1.05*         0.97%*       1.93*        (0.08)*       13.2
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $10.37     (4.07)%    $ 5.3        1.10%*        1.10%*       2.98%*        1.79%*       55.9%
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.36     (4.43)       5.3        1.35*         1.35%*       2.95*         0.90*        55.9
    --             (0.13)     10.84      9.69        5.8        1.35*          N/A         5.69*        (0.07)*       22.5
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --      10.36     (3.18)       0.3        1.25*         1.25%        3.17*         0.94*        55.9
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

   $--           $    --     $ 9.24     (7.60)%    $ 4.6        0.95%*         N/A         3.23%*       (0.46)%*      25.7%
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------
    --                --       9.24     (7.60)       4.0        1.20*          N/A         3.50*        (0.69)*       25.7
------------- ------------- --------- -------- ------------- ----------- ------------ ------------- ------------- ---------

(d) Commencement of operations - 10/31/2001.
(e) Commencement of operations - 10/16/2001.
(f) Commencement of operations - 01/03/2002.
(g) Commencement of operations - 10/09/2001.
(h) Commencement of operations - 04/01/2002.
(i) Commencement of operations - 05/01/2002.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-two portfolios, two of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2002, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio (commenced operations on 5/1/02).

The Trust currently offers three classes of shares: Class A Shares and Class B Shares are offered by all Portfolios. Class E Shares are offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio, the PIMCO Innovation Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Small Cap Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the State Street Research Concentrated International Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

2. Significant Accounting Policies - continued


C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At June 30, 2002, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows: J.P. Morgan Small Cap Stock Equity Portfolio: $1,474,004 expiring in 2009, J.P. Morgan Quality Bond Portfolio: $1,400,630 expiring in 2009, J.P. Morgan Select Equity Portfolio: $12,484,300 expiring in 2009, J.P. Morgan International Equity Portfolio: $19,744,541 expiring in 2009, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007, $889,407 expiring in 2008 and $9,231,887 expiring in 2009, J.P. Morgan Enhanced Index Portfolio:
$4,533,984 expiring in 2008 and $19,505,488 expiring in 2009, Lord Abbett Developing Growth Portfolio: $1,934,268 expiring in 2008 and $1,332,650 expiring in 2009, PIMCO Total Return Portfolio: $200,707 expiring in 2007 and $2,467 expiring in 2008, PIMCO Innovation Portfolio: $415,292 expiring in 2009 and MFS Research International Portfolio: $686,260 expiring in 2009, Met/Putnam Research Portfolio: $7,222,412 expiring in 2009, Lord Abbett Growth Opportunities Portfolio: $467,029 expiring in 2009, Janus Aggressive growth
Portfolio: $1,582,768 expiring in 2009, Oppenheimer Capital Appreciation
Portfolio: $86,642 expiring in 2009, Met/AIM Small Cap Growth Portfolio:
$20,401 expiring in 2009.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

2. Significant Accounting Policies - continued


The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Oppenheimer Capital Portfolio, Janus Aggressive Growth Portfolio, Met/Putnam Research Portfolio, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Interest Rate Transactions - Among the strategic transactions into which the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, Janus Aggressive Portfolio, Oppenheimer Capital Appreciation Portfolio and the State Street Research Concentrated International Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

2. Significant Accounting Policies - continued

primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio and the State Street Research Concentrated International Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

N. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)



3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., Pacific Investment Management Co. LLC (PIMCO), PIMCO Equity Advisors, Massachusetts Financial Services Company, Putnam Investment Management LLC, Janus Capital Management LLC, OppenheimerFunds Inc., AIM Capital Management, Inc., State Street Research & Management Company and Third Avenue Management LLC. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

Portfolio                                  Average Daily Net Assets             % Per Annum
---------                                  ------------------------             -----------

J.P. Morgan Quality Bond Portfolio         First $75 Million                    0.55%

                                           Over $75 Million                     0.50%

J.P. Morgan Small Cap Stock Portfolio      All                                  0.85%

J.P. Morgan Enhanced Index Portfolio       First $50 Million                    0.60%

                                           Over $50 Million                     0.55%

J.P. Morgan Select Equity Portfolio        First $50 Million                    0.65%

                                           Over $50 Million                     0.60%

J.P. Morgan International Equity Portfolio First $50 Million                    0.80%

                                           Over $50 Million up to $350 Million  0.75%

                                           Over $350 Million                    0.70%

Lord Abbett Bond Debenture Portfolio       All                                  0.60%

Lord Abbett Mid-Cap Value Portfolio        First $200 Million                   0.70%

                                           Over $200 Million up to $500 Million 0.65%

                                           Over $500 Million                    0.625%

Lord Abbett Developing Growth Portfolio    All                                  0.75%

Lord Abbett Growth & Income Portfolio      First $800 Million                   0.60%

                                           Over $800 Million up to $2 Billion   0.55%

                                           Over $2 Billion                      0.50%

Lord Abbett Growth Opportunities Portfolio First $200 Million                   0.70%

                                           Over $200 Million up to $500 Million 0.65%

                                           Over $500 Million                    0.625%

PIMCO Total Return Portfolio               All                                  0.50%

PIMCO Money Market Portfolio               All                                  0.40%

PIMCO Innovation Portfolio                 All                                  1.05%

MFS Mid Cap Growth Portfolio               First $150 Million                   0.65%

                                           Over $150 Million up to $300 Million 0.625%

                                           Over $300 Million                    0.60%

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

3. Investment Management Agreement and Other Transactions with
Affiliates - continued


Portfolio                                                  Average Daily Net Assets             % Per Annum
---------                                                  ------------------------             -----------

MFS Research International Portfolio                       First $200 Million                   0.80%

                                                           Over $200 Million up to $500 Million 0.75%

                                                           Over $500 Million up to $1 Billion   0.70%

                                                           Over $1 Billion                      0.65%

Met/Putnam Research Portfolio                              First $250 Million                   0.80%

                                                           Over $250 Million                    0.75%

Janus Aggressive Growth Portfolio                          First $100 Million                   0.80%

                                                           Over $100 Million up to $500 Million 0.75%

                                                           Over $500 Million                    0.70%

Oppenheimer Capital Appreciation Portfolio                 First $150 Million                   0.65%

                                                           Over $150 Million up to $300 Million 0.625%

                                                           Over $300 Million to $500 Million    0.60%

                                                           Over $500 Million                    0.55%

Met/AIM Small Cap Growth Portfolio                         All                                  0.90%

Met/AIM Mid Cap Core Equity Portfolio                      All                                  0.75%

State Street Research Concentrated International Portfolio All                                  0.85%

Third Avenue Small Cap Value Portfolio                     All                                  0.75%

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2002, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company - Zenith Variable Annuity, MetLife Investors Group - Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company - Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2003 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

3. Investment Management Agreement and Other Transactions with
Affiliates - continued



        Portfolio                                                  Ratio
        ---------                                                  -----
        Lord Abbett Mid-Cap Value Portfolio                        0.90%

        Lord Abbett Developing Growth Portfolio                    0.95%

        Lord Abbett Growth and Income Portfolio                    0.65%

        J.P. Morgan Quality Bond Portfolio                         0.60%

        J.P. Morgan Enhanced Index Portfolio                       0.65%

        J.P. Morgan International Equity Portfolio                 1.05%

        Lord Abbett Bond Debenture Portfolio                       0.70%

        Lord Abbett Growth Opportunities Portfolio                 0.85%

        Met/Putnam Research Portfolio                              0.85%

        Oppenheimer Capital Appreciation Portfolio                 0.75%

        PIMCO Total Return Portfolio                               0.65%

        PIMCO Money Market Portfolio                               0.50%

        PIMCO Innovation Portfolio                                 1.10%

        MFS Mid Cap Growth Portfolio                               0.80%

        MFS Research International Portfolio                       1.00%

        Janus Aggressive Growth Portfolio                          0.85%

        Met/AIM Small Cap Growth Portfolio                         1.05%

        Met/AIM Mid Cap Core Equity Portfolio                      0.90%

        State Street Research Concentrated International Portfolio 1.10%

        Third Avenue Small Cap Value Portfolio                     0.95%

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                        Shares Issued    Shares Issued             Net Increase
                                                        in Connection    Through                   (Decrease)
                                      Beginning Shares  with Acquisition Dividend      Shares      in Shares    Ending
                                      Shares    Sold    (Note 10)        Reinvestment  Repurchased Outstanding  Shares
J.P. Morgan Small Cap Stock Portfolio --------- ------- ---------------- ------------- ----------- ------------ ---------

  Class A
  06/30/2002                          6,538,232 103,726               --            --   (661,259)   (557,533)  5,980,699
  12/31/2001                          6,606,875  60,129               --       965,911 (1,094,683)    (68,643)  6,538,232
---------------------------           --------- ------- ---------------- ------------- ----------- ------------ ---------

  Class B
  06/30/2002                             79,567 109,645               --            --     (6,635)    103,010     182,577
  04/03/2001 - 12/31/2001                    --  92,778               --           685    (13,896)     79,567      79,567
---------------------------           --------- ------- ---------------- ------------- ----------- ------------ ---------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                                Shares Issued    Shares Issued             Net Increase
                                                                in Connection    Through                   (Decrease)
                                           Beginning  Shares    with Acquisition Dividend      Shares      in Shares
                                           Shares     Sold      (Note 10)        Reinvestment  Repurchased Outstanding
J.P. Morgan Quality Bond Portfolio         ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                               11,040,765   438,483               --            --   (770,043)    (331,560)
  12/31/2001                                8,331,002 1,204,713        2,172,334       528,771 (1,196,052)   2,709,763
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  637,441   803,577               --            --    (49,795)     753,782
  04/03/2001 - 12/31/2001                          --   667,104               --         3,498    (33,161)     637,441
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
J.P. Morgan Select Equity Portfolio        ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                               14,750,515    10,850               --            -- (1,285,057)  (1,274,207)
  12/31/2001                               16,203,104    76,776               --       399,249 (1,928,614)  (1,452,589)
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  412,143   234,741               --            --     (4,642)     230,099
  04/03/2001 - 12/31/2001                          --   412,368               --         1,866     (2,091)     412,143
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
J.P. Morgan Enhanced Index Portfolio       ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                               13,133,060    10,633               --            -- (1,319,494)  (1,308,861)
  12/31/2001                               14,608,012   109,155               --       110,509 (1,694,616)  (1,474,952)
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  237,350   148,999               --            --    (15,762)     133,237
  04/03/2001 - 12/31/2001                          --   239,232               --           279     (2,161)     237,350
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
J.P. Morgan International Equity Portfolio ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                9,275,201   445,077               --            -- (1,434,710)    (989,633)
  12/31/2001                                9,301,535   758,422               --     1,393,001 (2,177,756)     (26,334)
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  116,907   185,523               --            --   (110,006)      75,517
  04/03/2001 - 12/31/2001                          --   147,264               --         3,085    (33,442)     116,907
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Lord Abbett Bond Debenture Portfolio       ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                               13,741,213   297,863        7,005,648     1,232,926   (998,559)   7,537,878
  12/31/2001                               13,210,973   523,111               --     1,136,918 (1,129,789)     530,240
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                2,836,074 5,386,168               --       494,812 (1,411,648)   4,469,332
  03/22/2001 - 12/31/2001                          -- 2,865,188               --        23,284    (52,398)   2,836,074
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class E
  04/01/2002 - 06/30/2002                          --    50,813           32,855            81     (2,100)      81,649
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Lord Abbett Mid-Cap Value Portfolio        ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                4,508,997   481,697               --            --   (134,432)     347,265
  12/31/2001                                3,544,528   908,754               --       386,475   (330,760)     964,469
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                1,019,278 1,225,167               --            --     (2,377)   1,222,790
  04/03/2001 - 12/31/2001                          -- 1,021,706               --        11,933    (14,361)   1,019,278
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Lord Abbett Developing Growth Portfolio    ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                3,333,605    16,083               --            --   (308,351)    (292,268)
  12/31/2001                                3,705,046   167,792               --            --   (539,233)    (371,441)
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  238,946   232,595               --            --     (7,079)     225,516
  04/03/2001 - 12/31/2001                          --   250,581               --            --    (11,635)     238,946
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------


                                           Ending
                                           Shares
J.P. Morgan Quality Bond Portfolio         ----------

  Class A
  06/30/2002                               10,709,205
  12/31/2001                               11,040,765
-------------------------                  ----------

  Class B
  06/30/2002                                1,391,223
  04/03/2001 - 12/31/2001                     637,441
-------------------------                  ----------
J.P. Morgan Select Equity Portfolio        ----------

  Class A
  06/30/2002                               13,476,308
  12/31/2001                               14,750,515
-------------------------                  ----------

  Class B
  06/30/2002                                  642,242
  04/03/2001 - 12/31/2001                     412,143
-------------------------                  ----------
J.P. Morgan Enhanced Index Portfolio       ----------

  Class A
  06/30/2002                               11,824,199
  12/31/2001                               13,133,060
-------------------------                  ----------

  Class B
  06/30/2002                                  370,587
  04/03/2001 - 12/31/2001                     237,350
-------------------------                  ----------
J.P. Morgan International Equity Portfolio ----------

  Class A
  06/30/2002                                8,285,568
  12/31/2001                                9,275,201
-------------------------                  ----------

  Class B
  06/30/2002                                  192,424
  04/03/2001 - 12/31/2001                     116,907
-------------------------                  ----------
Lord Abbett Bond Debenture Portfolio       ----------

  Class A
  06/30/2002                               21,279,091
  12/31/2001                               13,741,213
-------------------------                  ----------

  Class B
  06/30/2002                                7,305,406
  03/22/2001 - 12/31/2001                   2,836,074
-------------------------                  ----------

  Class E
  04/01/2002 - 06/30/2002                      81,649
-------------------------                  ----------
Lord Abbett Mid-Cap Value Portfolio        ----------

  Class A
  06/30/2002                                4,856,262
  12/31/2001                                4,508,997
-------------------------                  ----------

  Class B
  06/30/2002                                2,242,068
  04/03/2001 - 12/31/2001                   1,019,278
-------------------------                  ----------
Lord Abbett Developing Growth Portfolio    ----------

  Class A
  06/30/2002                                3,041,337
  12/31/2001                                3,333,605
-------------------------                  ----------

  Class B
  06/30/2002                                  464,462
  04/03/2001 - 12/31/2001                     238,946
-------------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                                Shares Issued    Shares Issued             Net Increase
                                                                in Connection    Through                   (Decrease)
                                           Beginning  Shares    with Acquisition Dividend      Shares      in Shares
                                           Shares     Sold      (Note 10)        Reinvestment  Repurchased Outstanding
Lord Abbett Growth Opportunities Portfolio ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                   97,317   400,035               --            --    (23,767)     376,268
  05/01/2001 - 12/31/2001                          --   104,039               --            --     (6,722)      97,317
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                  943,720   857,390               --            --   (300,988)     556,402
  02/12/2001 - 12/31/2001                          --   950,126               --            --     (6,406)     943,720
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Lord Abbett Growth & Income Portfolio      ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                               48,113,587   349,665               --            -- (1,856,547)  (1,506,882)
  12/31/2001                               35,223,959 1,007,861       16,411,106       451,032 (4,980,371)  12,889,628
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                3,947,018 5,499,180               --            --     (6,808)   5,492,372
  03/22/2001 - 12/31/2001                          -- 3,949,004               --         3,741     (5,727)   3,947,018
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Janus Aggressive Growth Portfolio          ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  01/03/2002 - 06/30/2002                          --   497,952               --            --         --      497,952
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                2,055,236 1,946,271               --            --   (553,339)   1,392,932
  02/12/2001 - 12/31/2001                          -- 2,062,234               --            --     (6,998)   2,055,236
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
MFS Mid Cap Growth Portfolio               ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                1,613,814 1,973,076               --            --   (549,602)   1,423,474
  05/01/2001 - 12/31/2001                          -- 1,727,016               --            --   (113,202)   1,613,814
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B                                                                                                           --
  06/30/2002                                2,809,295 3,714,845               --            --   (576,351)   3,138,494
  02/12/2001 - 12/31/2001                          -- 2,884,828               --            --    (75,533)   2,809,295
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2002                                    3,400   205,122               --            --    (21,212)     183,910
  10/31/2001 - 12/31/2001                          --     3,400               --            --         --        3,400
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
MFS Research International Portfolio       ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2002                                  440,114 1,512,983               --            --   (931,400)     581,583
  05/01/2001 - 12/31/2001                          --   886,027               --           912   (446,825)     440,114
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                1,736,568 2,734,685               --            -- (1,142,962)   1,591,723
  02/12/2001 - 12/31/2001                          -- 1,958,972               --         1,246   (223,650)   1,736,568
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2002                                    1,907    68,932               --            --     (7,699)      61,233
  10/31/2001 - 12/31/2001                          --     1,904               --             3         --        1,907
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------
Oppenheimer Capital Appreciation Portfolio ---------- --------- ---------------- ------------- ----------- ------------

  Class A
  01/03/2002 - 06/30/2002                          --   298,596               --            --   (193,549)     105,047
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2002                                3,144,020 4,926,102               --            --   (345,722)   4,580,380
  02/12/2001 - 12/31/2001                          -- 3,172,880               --         1,098    (29,958)   3,144,020
-------------------------                  ---------- --------- ---------------- ------------- ----------- ------------


                                           Ending
                                           Shares
Lord Abbett Growth Opportunities Portfolio ----------

  Class A
  06/30/2002                                  473,585
  05/01/2001 - 12/31/2001                      97,317
-------------------------                  ----------

  Class B
  06/30/2002                                1,500,122
  02/12/2001 - 12/31/2001                     943,720
-------------------------                  ----------
Lord Abbett Growth & Income Portfolio      ----------

  Class A
  06/30/2002                               46,606,705
  12/31/2001                               48,113,587
-------------------------                  ----------

  Class B
  06/30/2002                                9,439,390
  03/22/2001 - 12/31/2001                   3,947,018
-------------------------                  ----------
Janus Aggressive Growth Portfolio          ----------

  Class A
  01/03/2002 - 06/30/2002                     497,952
-------------------------                  ----------

  Class B
  06/30/2002                                3,448,168
  02/12/2001 - 12/31/2001                   2,055,236
-------------------------                  ----------
MFS Mid Cap Growth Portfolio               ----------

  Class A
  06/30/2002                                3,037,288
  05/01/2001 - 12/31/2001                   1,613,814
-------------------------                  ----------

  Class B
  06/30/2002                                5,947,789
  02/12/2001 - 12/31/2001                   2,809,295
-------------------------                  ----------

  Class E
  06/30/2002                                  187,310
  10/31/2001 - 12/31/2001                       3,400
-------------------------                  ----------
MFS Research International Portfolio       ----------

  Class A
  06/30/2002                                1,021,697
  05/01/2001 - 12/31/2001                     440,114
-------------------------                  ----------

  Class B
  06/30/2002                                3,328,290
  02/12/2001 - 12/31/2001                   1,736,568
-------------------------                  ----------

  Class E
  06/30/2002                                   63,140
  10/31/2001 - 12/31/2001                       1,907
-------------------------                  ----------
Oppenheimer Capital Appreciation Portfolio ----------

  Class A
  01/03/2002 - 06/30/2002                     105,047
-------------------------                  ----------

  Class B
  06/30/2002                                7,724,400
  02/12/2001 - 12/31/2001                   3,144,020
-------------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                             Shares Issued    Shares Issued              Net Increase
                                                             in Connection    Through                    (Decrease)
                                      Beginning              with Acquisition Dividend      Shares       in Shares    Ending
                                      Shares     Shares Sold (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
PIMCO Money Market Portfolio          ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  01/03/2002 - 06/30/2002                     --  4,755,920            --          6,023     (4,757,149)       4,794       4,794
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                          26,558,306 63,995,257            --        219,357    (27,627,304)  36,587,310  63,145,616
  02/12/2001 - 12/31/2001                     -- 41,307,065            --        212,029    (14,960,788)  26,558,306  26,558,306
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------
PIMCO Total Return Portfolio
                                      ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  06/30/2002                           5,711,544  3,687,872            --             --       (878,447)   2,809,425   8,520,969
  05/01/2001 - 12/31/2001                     --  3,112,224     2,852,990        107,777       (361,447)   5,711,544   5,711,544
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                           4,467,579  9,680,501            --             --        (88,938)   9,591,563  14,059,142
  02/12/2001 - 12/31/2001                     --  4,989,447            --         96,755       (618,623)   4,467,579   4,467,579
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class E
  06/30/2002                               8,495    631,612            --             --        (42,942)     588,670     597,165
  10/31/2001 - 12/31/2001                     --      8,455            --             40             --        8,495       8,495
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------
PIMCO Innovation Portfolio            ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  06/30/2002                           2,597,240  3,724,005            --             --     (2,459,316)   1,264,689   3,861,929
  05/01/2001 - 12/31/2001                     --  4,834,188            --             --     (2,236,948)   2,597,240   2,597,240
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                           1,555,330  1,878,536            --             --       (481,135)   1,397,401   2,952,731
  02/12/2001 - 12/31/2001                     --  1,636,368            --             --        (81,038)   1,555,330   1,555,330
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class E
  06/30/2002                               1,908    106,291            --             --         (8,056)      98,235     100,143
  10/31/2001 - 12/31/2001                     --      1,908            --             --             --        1,908       1,908
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------
Met/Putnam Research Portfolio         ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  06/30/2002                           4,362,132  1,042,475            --             --       (803,994)     238,481   4,600,613
  10/16/2001 - 12/31/2001                     --     46,361     4,478,929          2,974       (166,132)   4,362,132   4,362,132
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                           2,789,804  1,482,210            --             --     (1,564,658)     (82,448)  2,707,356
  02/12/2001 - 12/31/2001                     --  2,801,338            --          9,801        (21,335)   2,789,804   2,789,804
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------
Met/AIM Small Cap Growth Portfolio    ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  01/03/2002 - 06/30/2002                     --    558,228            --             --           (117)     558,111     558,111
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                             641,906  1,677,401            --             --       (542,988)   1,134,413   1,776,319
  10/09/2001 - 12/31/2001                     --    644,159            --             --         (2,253)     641,906     641,906
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class E
  04/01/2002 - 06/30/2002                     --    129,243            --             --        (86,322)      42,921      42,921
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------
Met/AIM Mid Cap Core Equity Portfolio ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class A
  01/03/2002 - 06/30/2002                     --    335,782            --             --           (214)     335,568     335,568
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class B
  06/30/2002                             411,418  1,386,251            --             --       (342,089)   1,044,162   1,455,580
  10/09/2001 - 12/31/2001                     --    411,257            --            224            (63)     411,418     411,418
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

  Class E
  04/01/2002 - 06/30/2002                     --    155,758            --             --            (12)     155,746     155,746
------------------------              ---------- ----------- ---------------- ------------- -----------  ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

4. Shares of Beneficial Interest - continued

                                                                   Shares Issued    Shares Issued              Net Increase
                                                                   in Connection    Through                    (Decrease)
                                                 Beginning Shares  with Acquisition Dividend      Shares       in Shares
                                                 Shares    Sold    (Note 10)        Reinvestment  Repurchased  Outstanding
State Street Research Concentrated International
 Portfolio                                       --------- ------- ---------------- ------------- -----------  ------------

  Class A
  01/03/2002 - 06/30/2002                               -- 506,412               --            --          (4)      506,408
-----------------------------                    --------- ------- ---------------- ------------- -----------  ------------

  Class B
  06/30/2002                                       530,566 838,372               --            --    (861,923)      (23,551)
  10/09/2001 - 12/31/2001                               -- 652,852               --         6,301    (128,587)      530,566
-----------------------------                    --------- ------- ---------------- ------------- -----------  ------------

  Class E
  04/01/2002 - 06/30/2002                               --  24,532               --            --        (179)       24,353
-----------------------------                    --------- ------- ---------------- ------------- -----------  ------------
Third Avenue Small Cap Value Portfolio           --------- ------- ---------------- ------------- -----------  ------------

  Class A
  05/01/2002 - 06/30/2002                               -- 499,000               --            --          --       499,000
-----------------------------                    --------- ------- ---------------- ------------- -----------  ------------

  Class B
  05/01/2002 - 06/30/2002                               -- 439,372               --            --      (4,135)      435,237
-----------------------------                    --------- ------- ---------------- ------------- -----------  ------------


                                                 Ending
                                                 Shares
State Street Research Concentrated International
 Portfolio                                       -------

  Class A
  01/03/2002 - 06/30/2002                        506,408
-----------------------------                    -------

  Class B
  06/30/2002                                     507,015
  10/09/2001 - 12/31/2001                        530,566
-----------------------------                    -------

  Class E
  04/01/2002 - 06/30/2002                         24,353
-----------------------------                    -------
Third Avenue Small Cap Value Portfolio           -------

  Class A
  05/01/2002 - 06/30/2002                        499,000
-----------------------------                    -------

  Class B
  05/01/2002 - 06/30/2002                        435,237
-----------------------------                    -------

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2002 were as follows:

                                                                            Purchases
-                                                          -------------------------------------------
Portfolio                                                  U.S. Government Non-Government    Total
---------                                                  --------------- -------------- ------------

J.P. Morgan Small Cap Stock Portfolio                        $         0    $ 31,159,670  $ 31,159,670

J.P. Morgan Quality Bond Portfolio                            67,746,810      10,589,820    78,336,630

J.P. Morgan Select Equity Portfolio                              308,824      54,442,347    54,751,171

J.P. Morgan Enhanced Index Portfolio                             101,207      44,275,952    44,377,159

J.P. Morgan International Equity Portfolio                             0      29,284,797    29,284,797

Lord Abbett Bond Debenture Portfolio                          28,753,162     104,799,333   133,552,495

Lord Abbett Mid-Cap Value Portfolio                                    0      42,614,799    42,614,799

Lord Abbett Developing Growth Portfolio                                0       9,979,822     9,979,822

Lord Abbett Growth Opportunities Portfolio                             0      14,021,691    14,021,691

Lord Abbett Growth & Income Portfolio                                  0     461,498,099   461,498,099

Janus Aggressive Growth Portfolio                                253,276      22,478,144    22,731,420

MFS Mid Cap Growth Portfolio                                           0      58,516,491    58,516,491

MFS Research International Portfolio                                   0      31,900,586    31,900,586

Oppenheimer Capital Appreciation Portfolio                       782,015      36,590,854    37,372,869

PIMCO Total Return Portfolio                                  91,038,804     165,159,682   256,198,486

PIMCO Innovation Portfolio                                             0      42,658,529    42,658,529

Met/Putnam Research Portfolio                                          0      54,095,374    54,095,374

Met/AIM Small Cap Growth Portfolio                                     0      18,579,500    18,579,500

Met/AIM Mid Cap Core Equity Portfolio                                  0      15,641,295    15,641,295

State Street Research Concentrated International Portfolio             0       8,427,190     8,427,190

Third Avenue Small Cap Value Portfolio                                 0       7,822,679     7,822,679

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

5. Investment Transactions - continued


                                                                              Sales
-                                                          -------------------------------------------
Portfolio                                                  U.S. Government Non-Government    Total
---------                                                  --------------- -------------- ------------

J.P. Morgan Small Cap Stock Portfolio                        $         0    $ 35,241,003  $ 35,241,003

J.P. Morgan Quality Bond Portfolio                            25,537,800      12,379,900    37,917,700

J.P. Morgan Select Equity Portfolio                                    0      67,182,602    67,182,602

J.P. Morgan Enhanced Index Portfolio                             609,504      59,586,307    60,195,811

J.P. Morgan International Equity Portfolio                             0      37,031,574    37,031,574

Lord Abbett Bond Debenture Portfolio                          30,494,500      33,500,716    63,995,216

Lord Abbett Mid-Cap Value Portfolio                                    0      18,811,943    18,811,943

Lord Abbett Developing Growth Portfolio                                0       9,694,585     9,694,585

Lord Abbett Growth Opportunities Portfolio                             0       6,029,701     6,029,701

Lord Abbett Growth & Income Portfolio                                  0     347,505,673   347,505,673

Janus Aggressive Growth Portfolio                                      0       9,357,346     9,357,346

MFS Mid Cap Growth Portfolio                                           0      26,150,850    26,150,850

MFS Research International Portfolio                                   0      16,698,733    16,698,733

Oppenheimer Capital Appreciation Portfolio                        79,731       4,976,874     5,056,605

PIMCO Total Return Portfolio                                  54,472,036     101,352,506   155,824,542

PIMCO Innovation Portfolio                                             0      28,212,177    28,212,177

Met/Putnam Research Portfolio                                          0      54,606,569    54,606,569

Met/AIM Small Cap Growth Portfolio                                     0       1,074,820     1,074,820

Met/AIM Mid Cap Core Equity Portfolio                                  0       1,212,233     1,212,233

State Street Research Concentrated International Portfolio             0       3,780,509     3,780,509

Third Avenue Small Cap Value Portfolio                                 0       1,215,666     1,215,666

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)

5. Investment Transactions - continued



At June 30, 2002, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                              Federal        Gross         Gross      Unrealized Net
                                                               Income      Unrealized    Unrealized   Appreciation/
Portfolio                                                     Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                                                  -------------- ------------ -------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $   87,397,416 $  8,705,963 $ (11,393,510)  $ (2,687,547)

J.P. Morgan Quality Bond Portfolio                            169,942,359    3,067,584      (924,368)     2,143,216

J.P. Morgan Select Equity Portfolio                           182,851,591    8,619,742   (35,693,707)   (27,073,965)

J.P. Morgan Enhanced Index Portfolio                          179,961,404    9,612,995   (35,339,611)   (25,726,616)

J.P. Morgan International Equity Portfolio                     92,846,852    4,527,912    (9,176,937)    (4,649,025)

Lord Abbett Bond Debenture Portfolio                          328,547,278    7,164,199   (29,816,387)   (22,652,188)

Lord Abbett Mid-Cap Value Portfolio                           110,261,641   16,195,630    (4,915,658)    11,279,972

Lord Abbett Developing Growth Portfolio                        47,242,987    4,367,104    (9,208,922)    (4,841,818)

Lord Abbett Growth Opportunities Portfolio                     20,017,367      937,505    (1,058,438)      (120,933)

Lord Abbett Growth & Income Portfolio                       1,364,155,024  113,421,182  (122,872,383)    (9,451,201)

Janus Aggressive Growth Portfolio                              32,589,646      890,807    (2,827,455)    (1,936,648)

MFS Mid Cap Growth Portfolio                                   79,464,101    1,123,250   (15,366,830)   (14,243,580)

MFS Research International Portfolio                           41,371,326    1,762,418    (1,372,796)       389,622

Oppenheimer Capital Appreciation Portfolio                     73,752,995      740,702    (9,892,288)    (9,151,586)

PIMCO Total Return Portfolio                                  334,212,949    2,198,620    (2,211,060)       (12,440)

PIMCO Innovation Portfolio                                     27,449,193       33,018   (10,539,645)   (10,506,627)

Met/Putnam Research Portfolio                                  58,541,030    1,103,853    (7,137,657)    (6,033,804)

Met/AIM Small Cap Growth Portfolio                             29,220,273    1,048,660    (2,373,477)    (1,324,817)

Met/AIM Mid Cap Core Equity Portfolio                          28,332,690      501,320    (1,104,168)      (602,848)

State Street Research Concentrated International Portfolio     12,308,088      733,763      (294,710)       439,053

Third Avenue Small Cap Value Portfolio                          7,069,554       52,811      (627,084)      (574,273)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)




6. Futures Contracts

The futures contracts outstanding as of June 30, 2002 and the description and unrealized appreciation or depreciation were as follows:

                                                                                                             Unrealized
                                                                                   Number of   Notional    Appreciation/
Portfolio                            Description                Expiration Date    Contracts    Value      (Depreciation)
---------                            -----------                ---------------    --------- ------------  --------------
J.P. Morgan Quality Bond
  Portfolio               U.S. Treasury Note 2 Year Futures  September 2002--Long     160    $ 33,592,500    $ 290,667
                          U.S. Treasury Note 5 Year Futures  September 2002--Short   (100)    (10,742,188)    (209,502)
                          U.S. Treasury Note 10 Year Futures September 2002--Short   (133)    (14,262,172)    (305,302)
                          U.S. Treasury Bonds Futures        September 2002--Short    (13)     (1,336,156)     (27,189)
J.P. Morgan Select Equity
  Portfolio               S&P Index Futures                  September 2002--Long      10       2,475,250      (15,718)
J.P. Morgan Enhanced
  Index Portfolio         S&P Index Futures                  September 2002--Long       2         495,050       (9,411)
PIMCO Total Return
  Portfolio               Euro Dollar Futures                June 2003--Long          158      38,162,925        7,900
                          U.S. Treasury Note 5 Year Futures  September 2002--Long      30       3,222,656       47,344
                          Germany Federal Republic Bonds 10
                          Year Futures                       September 2002--Long     217      22,977,970      274,305
                          Germany Federal Republic Bonds 5
                          Year Futures                       September 2002--Long      93       9,723,024           91
                          Interest Rate Swap 10 Year Futures September 2002--Long      29       3,014,188       43,273
                          U.S. Treasury Note 10 Year Futures September 2002--Long     110      11,795,781      149,062
                          U.S. Treasury Bonds Futures        September 2002--Long     106      10,894,813      107,453

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)




7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at June 30, 2002, were as follows:

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2002 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       7/9/2002         164,441    AUD    $   92,497   $   93,171    $     674

       7/9/2002       1,110,000    GBP     1,691,248    1,621,321      (69,927)

       7/9/2002     356,128,920    JPY     2,972,793    2,868,168     (104,625)

       7/9/2002      90,620,010    JPY       756,452      730,000      (26,452)

       7/9/2002      62,318,992    JPY       520,209      518,323       (1,886)

       7/9/2002       9,515,207    SEK     1,032,053      974,599      (57,454)

       7/9/2002       1,138,286    SGD       644,652      634,708       (9,944)
                                                                     ---------
                                                                     $(269,614)
                                                                     =========

    Forward Foreign Currency Contracts to Sell:
                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2002 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       7/9/2002       1,071,053    AUD    $  602,458   $  611,057    $  (8,599)

       7/9/2002       1,405,526    CHF       942,551      895,987       46,564

       7/9/2002       1,722,185    EUR     1,696,803    1,621,321       75,482

       7/9/2002         816,307    EUR       804,275      763,916       40,359

       7/9/2002         837,356    GBP     1,275,834    1,218,302       57,532

       7/9/2002     192,426,700    JPY     1,606,285    1,550,000       56,285

       7/9/2002      59,711,376    JPY       498,442      480,000       18,442

       7/9/2002       2,530,450    SEK       274,462      260,000       14,462
                                                                     ---------
                                                                     $ 300,527
                                                                     =========

AUD -- Australian Dollar
CHF -- Swiss Franc
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
SGD -- Singapore Dollar
U.S.$ -- United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)




8. Security Lending

As of June 30, 2002, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                                           Value of Securities Value of Collateral
-                                                          ------------------- -------------------
J.P. Morgan Small Cap Stock Portfolio                          $18,415,202         $19,132,062

J.P. Morgan Quality Bond Portfolio                              21,414,366          21,902,899

J.P. Morgan Select Equity Portfolio                              6,106,258           6,405,435

J.P. Morgan Enhanced Index Portfolio                             2,208,925           2,289,344

J.P. Morgan International Equity Portfolio                      14,834,235          15,585,430

Lord Abbett Bond Debenture Portfolio                            25,863,334          26,734,110

Lord Abbett Mid-Cap Value Portfolio                              2,468,331           2,496,925

Lord Abbett Developing Growth Portfolio                          9,030,882           9,359,624

Lord Abbett Growth Opportunities Portfolio                       3,836,604           3,932,402

Lord Abbett Growth & Income Portfolio                           30,329,774          36,321,946

Janus Aggressive Growth Portfolio                                5,830,392           6,007,948

MFS Mid Cap Growth Portfolio                                    12,683,032          12,984,966

MFS Research International Portfolio                             5,434,534           5,597,045

Oppenheimer Capital Appreciation Portfolio                       9,349,322           9,698,104

PIMCO Total Return Portfolio                                     9,847,252          10,090,560

PIMCO Innovation Portfolio                                         783,214             820,463

Met/Putnam Research Portfolio                                    1,609,605           1,736,629

Met/AIM Small Cap Growth Portfolio                               3,163,955           3,286,490

Met/AIM Mid Cap Core Equity Portfolio                            5,923,367           6,026,613

State Street Research Concentrated International Portfolio       1,410,537           1,470,050

Third Avenue Small Cap Value Portfolio                             384,387             410,837

9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at June 30, 2002, were as follows:

                Expiration
Notional Amount    Date                            Description                            Value
--------------- ----------                         -----------                          --------
9,200,000 USD   12/18/2007 Agreement with Bank of America Securities dated 6/12/02 to   $413,512
                           receive semi-annually the notional amount multiplied by
                           6.0% and to pay semi-annually the notional amount
                           multiplied by the 3 month LIBOR.
                           (Cost $335,912)

11,700,000 EUR   6/17/2012 Agreement with Goldman Sachs Capital Markets, LP dated        178,005
                           4/8/02 to receive annually the notional amount multiplied by
                           6 month EURIBOR and to pay annually the notional amount
                           multiplied by 5%.
                           (Cost: $381,326)

241,000,000 JPY  6/20/2011 Agreement with Goldman Sachs Capital Markets, LP dated        (49,825)
                           4/8/02 to receive semi-annually the notional amount
                           multiplied by the 6 month LIBOR and to pay semi-annually
                           the notional amount multiplied by 1.4%.
                           (Proceeds: $19,325)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2002 (Unaudited)


10. Acquisitions

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio ("High Yield Bond") pursuant to a plan of reorganization approved by Loomis Sayles High Yield Bond Portfolio shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 Class A shares of Bond Debenture Portfolio shares (valued at $70.1 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 33,013 Class E shares of Bond Debenture Portfolio (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($70.1 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation, $2,300 of accumulated net realized gains, and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

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